UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07923

City National Rochdale Funds

(Exact name of registrant as specified in charter)

400 North Roxbury Drive

Beverly Hills, CA 90210

(Address of principal executive offices) (Zip code)

Don Andrews, Esq.

400 North Roxbury Drive

Beverly Hills, CA 90210

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-889-0799

Date of fiscal year end: September 30, 2019

Date of reporting period: September 30, 2019

Item 1.	Reports to Stockholders.

CITY NATIONAL ROCHDALE FUNDS

2019 ANNUAL REPORT

SEPTEMBER 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund, if you hold your shares directly with the Fund, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with a Fund, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at 1-888-889-0799 or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with a Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at 1-888-889-0799 or, if you hold your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive reports in paper will apply to all of the City National Rochdale Funds you hold directly or through your financial intermediary, as applicable.

This report and the financial statements contained herein are provided for the general information of the shareholders of City National Rochdale Funds. This report is not authorized for distribution to prospective investors in City National Rochdale Funds unless preceded or accompanied by an effective prospectus. Please remember that past performance is no guarantee of future results.

Shares of City National Rochdale Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

TABLE OF CONTENTS

City National Rochdale Funds Annual Report

2	Letter to Our Shareholders
4	Fixed Income Funds Investment Adviser’s Report
7	Fixed Income Funds Overview
14	Equity Funds Investment Adviser’s Report
15	Equity Funds Overview
17	Schedule of Investments/Consolidated Schedule of Investments
125	Statements of Assets and Liabilities/Consolidated Statement of Assets and Liabilities
129	Statements of Operations/Consolidated Statement of Operations
132	Statements of Changes in Net Assets/Consolidated Statements of Changes in Net Assets
136	Consolidated Statement of Cash Flows
138	Financial Highlights/Consolidated Financial Highlights
141	Notes to Financial Statements/Consolidated Notes to Financial Statements
156	Report of Independent Registered Public Accounting Firm
158	Trustees and Officers
161	Notice to Shareholders
162	Disclosure of Fund Expenses
164	Board Approval of Advisory and Sub-Advisory Agreements

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, on Form N-Q. The Funds’ Form N-PORT and Form N-Q filings are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most current Form N-PORT and Form N-Q filings are also available on the Funds’ website at www.citynationalrochdalefunds.com and without charge, upon request, by calling 1-888-889-0799.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the Funds’ portfolio securities, and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available (1) without charge, upon request, by calling 1-888-889-0799, (2) on the Funds’ website at www.citynationalrochdalefunds.com, and (3) on the Commission’s website at www.sec.gov.

CITY NATIONAL ROCHDALE FUNDS | PAGE 1

letter to our shareholders (Unaudited)
September 30, 2019

Dear Shareholders,

This annual report covers the one-year period ended September 30, 2019. While most financial markets advanced modestly in the third quarter, the climb higher was jarring at times, with investor sentiment flipping quickly between risk-on and risk-off. In August alone, the markets experienced 11 days with moves of 1% or more as slowing global economic growth, broader political uncertainty, and falling and even negative interest rates all took turns drawing investor attention.

In many ways, these concerns are not new. Worries over the pace of economic growth and uncertainty around policy have been with us ever since the global financial crisis ended, causing periodic bouts of market and interest rate volatility. But lately things have started to feel more concerning. While fundamentals on the whole look reasonably healthy, the business cycle is aging, growing more vulnerable to policy missteps and other shocks.

To date, it has been a good year for U.S. investors. The global economic slowdown and geopolitical turmoil have created a run toward safe assets, as reflected by the 6.3% year to date (“YTD”) increase in the Bloomberg Barclays Global Aggregate Bond Index. At the same time, Fed rate cuts and prospects for continued U.S. economic growth have helped produce strong gains in equities, with the S&P 500 Index up 20.6%. However, stepping back our perspective, we see that the stock market ended the third quarter having made only limited headway (+3.7% price increase) since it hit its January 2018 high.

This is what late-cycle investing looks like: more modest gains, harder fought with higher volatility, as investors grapple with mixed messages about the sustainability of the expansion. Moving forward, we expect economic growth will remain challenged and interest rates depressed for some time. While that does not mean the potential for further market gains is over, it does mean investors should expect lower returns across asset classes than they enjoyed over the last few years.

Of all the factors underlying market turbulence, the trade war continues to cast the longest shadow. Twice before over this expansion, we have experienced cyclical downturns in the global economy, yet this current episode has the potential to be more enduring and threatening. Uncertainty about the extent and longevity of trade disputes has dampened not just trade, but sentiment and related expenditures, such as new investment and job hiring. The longer the trade conflict remains unresolved, the more it will damage the global economy and corporate profits.

The big question, though, is whether this weakness will spread to the much larger services sector, which for the most part held up well against the previous downturns in manufacturing seen this cycle. Indeed, until recently, the case could be made that the broader economy would be generally immune to concerns about global trade conflict. However, the latest data on confidence, consumption and household employment have shown potential early signs that may be changing, a risk not lost on financial market participants.

Despite these worries, we do not see a recession in the immediate future. The usual suspects are missing. The household sector remains in generally good shape with unemployment at a 50-year low, inflation pressures are modest, and there are few signs of excess in the economy. Global financial conditions have also eased significantly over the past four months, which usually bodes well for global growth and equity prices, thanks in part to the dovish pivot by most central banks.

All of this suggests that moderate risk taking will likely continue to be rewarded in coming quarters – even as recent developments reinforce our decision to focus on greater portfolio resilience. We are approaching the end of a very long economic and market cycle, which means the easy money has already been made. From here, investors will have to construct portfolios with increasing care. We still believe maintaining a portfolio of high-quality, durable assets will beat a bond or cash portfolio in the months ahead, so we want to stay invested to earn our yield and growth. But as the cycle matures and risks rise, we will continue to take steps to protect our clients’ capital.

As the investment landscape, while still positive, continues to evolve and grow more challenging, management will seek to adjust towards more typical late-stage expansion conditions. As we navigate these global crosscurrents with a steady hand, our unwavering focus on risk management and downside

CITY NATIONAL ROCHDALE FUNDS | PAGE 2

protection continues to serve us well, as capital preservation will always be of paramount importance within all of the investment strategies that we manage.

As always, we thank you for your trust and confidence in our abilities to continue to serve you well through your investment in the City National Rochdale Funds.

Sincerely,

Garrett R. D’Alessandro

President and Chief Executive Officer
City National Rochdale Funds

Past performance is no guarantee of future results. Certain shareholders may be subject to the Alternative Minimum Tax (AMT). Federal income tax rules apply to any capital gain distributions.

This information must be preceded or accompanied by a current prospectus. Please read the prospectus carefully before investing.

City National Rochdale Funds do not generally accept investments by non-U.S. persons and may not be available in all states.

Bloomberg Barclays U.S. 1-5 Year Government Bond Index is an index of all investment grade bonds with maturities of more than one year and less than five years. The index is a market value weighted performance benchmark.

Bloomberg Barclays 1-5 Year U.S. Corporate A3 or Higher, 2% Issuer Constrained Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between one and five years.

S&P Municipal Yield Index is an unmanaged index which measures the performance of high-yield and investment-grade municipal bonds with weights determined by credit rating.

The S&P 500 Index is a market capitalization value weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

Bloomberg Barclays Intermediate U.S. Government/Credit Index consists of publicly issued, U.S. dollar-denominated U.S. Government, agency, or investment grade corporate fixed income securities with maturities from one to ten years. The comparative market index is not directly investable and is not adjusted to reflect expenses that the Commission requires to be reflected in the fund’s performance.

Bloomberg Barclays Intermediate-Short California Municipal Bond Index measures the performance of California municipal bonds.

Intercontinental Exchange Bank of America Merrill Lynch 0-1 Year Emerging Markets Corporate Plus Index tracks the performance of emerging markets non-sovereign debt publicly issued.

Bloomberg Barclays Global Aggregate Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging market issuers.

CITY NATIONAL ROCHDALE FUNDS | PAGE 3

investment adviser’s report (Unaudited)
September 30, 2019
Fixed Income Funds

Government Bond Fund – CNBIX

The Servicing Class Shares of the Fund posted a return of 0.59% for Q3, which underperformed the Bloomberg Barclays U.S. 1-5 Year Government Bond Index’s 0.77% return. Calendar YTD, as of September 30, 2019, the Fund trailed the benchmark’s return of 3.88% by 89 basis points with a return of 2.99%. For the fiscal year ended September 30, 2019, the Fund underperformed its benchmark by 141 basis points (4.28% for the Fund versus 5.69% for the benchmark). Duration was neutral and the Fund utilized agency positions in addition to curve trades to enhance yield by approximately 12 basis points. The Fund’s allocation to floating rate notes has been a positive contributor to the Fund’s performance, despite the fall in interest rates. Government agency securities remain an effective way to enhance yield over U.S. Treasuries.

CORPORATE BOND FUND – CNCIX

The Servicing Class Shares of the Fund posted a return of 0.96% for Q3, which underperformed the Bloomberg Barclays 1-5 Year U.S. Corporate A3 or Higher, 2% Issuer Constrained Index’s 1.09% return. Calendar YTD, as of September 30, 2019, the Fund trailed the benchmark’s return of 5.36% by 10 basis points with a return of 5.26%. For the fiscal year ended September 30, 2019, the Fund underperformed its benchmark by 76 basis points (5.63% for the Fund versus 6.39% for the benchmark). Credit quality was stable and financial exposure has led the way in 2019. The Fund’s portfolio was positioned with overweight duration and the decision to increase credit quality through issuer high-grading and taxable municipal bonds is complete. The Fund’s strategy completed its target weight allocation (20%) to taxable municipal bonds as spreads remain attractive versus corporate bonds. The Fund’s position meets two objectives: it adds hard duration as a substitute for government exposures and it enhances risk-adjusted yield versus the U.S. corporate bond market. Investment grade credit spreads increased approximately 8 basis points over the third quarter, creating opportunities in lower rated investment-grade positions. BBB/Baa spreads were in-line with the broad market increasing just 7 basis points over the quarter. The Fund has sought to maintain yield contribution from the corporate bond sector, while also dynamically positioning for any credit dislocation. Investment grade bond supply was down 7% YTD, but net issuance spiked 16.2% year over year to $360 billion. Tightened supply of investment grade bonds continued to create idiosyncratic opportunities in secondary markets; however, falling interest rates created an opportunity for issuers to take advantage of lower yields. This created some spread pressures which led to additional volatility, but, overall, the market digested the increased supply of investment grade bonds well. Volatility has increased in rates and corporate securities, consistent with late cycle dynamics, a rapidly deteriorating political environment and global risks, including uncertainty surrounding Brexit and the social unrest in Hong Kong. Investment grade and high yield corporate markets have been choppy, but overall have performed extremely well in 2019. A more accommodative Fed is likely to continue buoying the market from a rates perspective, but we have seen moderate spread widening as a result of the steep drop in yields. We believe this creates a near term opportunity; however, we remain mostly neutral and are trading to enhance the yield.

CALIFORNIA TAX EXEMPT BOND FUND – CNTIX

The Servicing Class Shares of the Fund posted a return of 0.57% for Q3, performing in line with the Bloomberg Barclays California Intermediate-Short Municipal Bond Index’s return of 0.59%. Calendar YTD, as of September 30, 2019, the Fund returned 3.85% versus the benchmark return of 3.91%. For the fiscal year ended September 30, 2019, the Fund returned 5.17% underperforming its benchmark return of 5.35%. The Fund targeted a neutral duration to its benchmark with a preference for revenue bonds over general obligations. The Fund also migrated to higher credit quality assets as late cycle indicators became more frequent.

CITY NATIONAL ROCHDALE FUNDS | PAGE 4

MUNICIPAL HIGH INCOME BOND FUND – CNRMX

The Servicing Class Shares of the Fund posted a return of 2.05% for Q3, which underperformed the S&P Municipal Yield Index’s return of 2.71%. Calendar YTD, as of September 30, 2019, the Fund returned 7.77% versus the benchmark return of 9.78%. For the fiscal year ended September 30, 2019, the Fund returned 7.74% which underperformed its benchmark return of 9.92%. In the high yield bond market, broader market returns have been strongly positive across most sectors but were once again led by outsized returns in Puerto Rico debt, which generally returned double that of the broader high yield bond market. This has led to a tracking error from the Fund’s benchmark performance since Puerto Rico debt largely represents distressed credit, not high yield credit. Peer performance remains solid. Municipal Credit remained attractive with default rates quite low but security selection is critical as we approach the end of the cycle. The Fund continued to be neutral in duration to the benchmark. The Fund maintained a bias towards higher quality credits, and we were very selective in lower grade categories. We have further tightened our deal criteria for involvement in new issues. We have reduced cash in the portfolio and are utilizing lower tier investment grade paper for liquidity. Late cycle indicators continued and we have been philosophically in favor of protecting the downside rather than squeezing the last bits of performance from an aging cycle.

INTERMEDIATE FIXED INCOME FUND – RIMCX

The Class N Shares of the Fund posted a return of 1.31% for Q3, which underperformed the Bloomberg Barclays Intermediate U.S. Government/Credit Index’s return of 1.37%. Calendar YTD, as of September 30, 2019, the Fund returned 6.81%, which outperformed its benchmark return of 6.41%. For the fiscal year ended September 30, 2019, the Fund returned 7.11%, which underperformed its benchmark return of 8.17%. Performance was led by a flight to quality and low global yields relative to U.S. markets. These factors placed downward pressure on U.S. rates and limited large increases in long-term U.S. interest rates. High quality duration assets continued to be the best hedge against slowing growth and low inflation. The Fund’s strategy was overweight the 3-7 year section of the curve and is positioned for curve roll-down as 2020 approaches. Looking ahead, the Fund will continue to favor higher-quality names, short maturity floating rate corporate bonds, structured products and taxable municipal bonds. This diversification will allow a high level of income while reducing return volatility.

FIXED INCOME OPPORTUNITIES FUND – RIMOX

The Fund posted a return of -0.33% for Q3, which underperformed the Bloomberg Barclays U.S. Aggregate Bond Index’s return of 2.27%. Calendar YTD, as of September 30, 2019, the Fund returned 5.94% versus the benchmark return of 8.52%. For the fiscal year ended September 30, 2019, the Fund returned 3.83%, which underperformed its benchmark return of 10.30%. The underperformance can be primarily explained by the 34 basis point drop in 10-year treasury rates versus relatively short duration positioning overall (1.74 years) and the unexpected move in Argentinean bonds, reflective of changing political dynamics. The emerging market (“EM”) exposure was a significant drag on the Fund’s performance, but we view the dislocation as an opportunity, especially given elevated yields which are over 8% in the Fund’s short duration EM sleeve. The Fund’s high yield and bank loan positions helped offset some of the drag from EM. High yield is now approaching a 12% total return for 2019 and bank loans have been stable despite broad negative flows for the year. It remained a stable allocation and helped to limit the Fund’s volatility and isolate income. Corporate credit quality of non-investment grade ex-commodity related issuers remained relatively healthy with default rates remaining below long term norms and is projected to remain fairly stable. Leverage metrics remained reasonable relative to historic levels. However, we have seen default rates begin to creep up slightly, which we are watching closely. Any acceleration will shift us into a more defensive posture. U.S. high yield supply increased substantially in Q3 climbing 48% quarter over quarter and 31.6% year over year. Fund flows have flattened

CITY NATIONAL ROCHDALE FUNDS | PAGE 5

investment adviser’s report (Unaudited)
September 30, 2019
Fixed Income Funds (continued)

out, but remained heavily skewed towards U.S. high yield versus U.S. loans. The heavy negative flow out of U.S. loans has ended. Increased supply as well as late cycle dynamics have slowed the U.S. high yield market slowly, but returns remained robust at over 10% YTD. Spreads have modestly widened but remained close to the lows of this expansion. EM high yield debt struggled over Q3 on accord of the dramatic shift in Argentinean assets. The political environment is changing rapidly and the government’s creditworthiness is again in question. While this has created near term pain from the Fund’s overweight allocation, we also believe a significant opportunity is now available. Loans struggled from a return perspective in the United States and in Europe. Largely, the sector has been a carry trade this year, which in more typical environments is the primary attractor of the asset class. However, with the Fed shifting towards a dovish stance, the relative attractiveness of floating rate yields has diminished and fixed rate sectors have outperformed. Loans remain a core position for the Fund and we expect the Fund’s position to perform well in a broad sell-off, despite creating some drag so far in 2019.

Short Term Emerging Markets Debt Fund – CNRGX

Launched in May 2019, the Fund is investing in very high conviction short-term emerging market bonds. The Fund further diversified its portfolio in August and held 35 bonds issued by 32 obligors. Dramatic decreases in the prices for Argentine securities (due to the presidential primary election and subsequent market turbulence) of as much as 47% resulted in a very disappointing performance for the month of August. There was somewhat of a bounce back in September, resulting in a Q3 performance for the Fund of -1.91% compared to a return of 0.74% for the BofAML 0-1 Year Emerging Markets Corporate Plus Index. The Fund had an inception to date return as of September 30, 2019, of -0.61% compared to the benchmark return of 1.41%.

This material represents the investment adviser’s assessment of the portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-888-889-0799.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Mutual fund investing involves risk, including loss of principal. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities, due to the speculative nature of their investments.

The California Tax Exempt Bond Fund invests primarily in California securities and may be more volatile and susceptible to a single adverse economic or regulatory occurrence affecting those obligations than a fund investing in obligations of a number of states.

The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or both of two major nationally recognized statistical rating organizations (“NRSROs”). The two NRSROs currently utilized for this purpose are Standard & Poor’s (S&P) and Moody’s. When a bond is rated by S&P that rating is utilized. If it is not rated by S&P, the Moody’s rating is utilized. When a security is rated by neither, it is classified as “Not Rated”. For bonds, these credit quality ratings are shown without regard to gradations within a given rating category. For example, securities rated “AA-” or “AA+” have been included in the “AA” rated category. Long term ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest).

Duration is a measure of a bond’s sensitivity to interest rate changes. The higher the bond’s duration, the greater its sensitivity to the change.

CITY NATIONAL ROCHDALE FUNDS | PAGE 6

fund overview (Unaudited)
September 30, 2019
City National Rochdale Government Bond Fund

The Fund seeks to provide current income (as the primary component of a total return intermediate duration strategy) by investing primarily in U.S. Government securities.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Government Bond Fund, Servicing Class Shares, versus the Bloomberg Barclays U.S. 1-5 Year Government Bond Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Servicing Class*^	CNBIX	4.28%	0.96%	0.99%	1.15%
Institutional Class(1)^^†	CNIGX	5.26%	1.44%	1.39%	1.42%
Class N	CGBAX	4.12%	0.71%	0.74%	0.90%
Bloomberg Barclays U.S. 1-5 Year Government Bond Index	n/a	5.69%	1.63%	1.69%	1.68%

*	The graph is based on only Servicing Class Shares; performance for Institutional Class and Class N Shares would be different due to differences in fee structures.
(1)	Commenced operations on February 1, 2012.
^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank and certain retirement plan platforms.
^^

The Fund’s Institutional Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the Fund’s minimum initial investment requirement, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts.

†	Institutional Class Shares’ performance for the period of October 1, 2009, to February 1, 2012, is that of the Servicing Class Shares.

TOP TEN HOLDINGS
% OF PORTFOLIO
U.S. Treasury Note
1.875%, 08/31/2024	6.5%
FNMA Pool FN0004
3.619%, 12/01/20	5.3%
FHLMC, Ser 2016-4635, CL EG, Pool FHR 4635 EG,
2.500%, 12/15/46	4.6%
U.S. Treasury Note
1.750%, 02/28/22	4.2%
U.S. Treasury Note
1.625%, 08/15/22	4.1%
U.S. Treasury Note
2.625%, 02/28/23	4.0%
U.S. Treasury Note
1.875%, 07/31/22	3.9%
U.S. Treasury Bond
8.000%, 11/15/21	3.9%
U.S. Treasury Note
2.625%, 12/31/25	3.9%
U.S. Treasury Note
1.500%, 01/31/22	3.9%

CITY NATIONAL ROCHDALE FUNDS | PAGE 7

fund overview (Unaudited)
September 30, 2019
City National Rochdale Corporate Bond Fund

The Fund seeks to provide current income (as the primary component of a total return intermediate duration strategy) by investing in a diversified portfolio of fixed income securities.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Corporate Bond Fund, Servicing Class Shares, versus the Bloomberg Barclays 1-5 Year U.S. Corporate A3 or Higher, 2% Issuer Constrained Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Servicing Class*^	CNCIX	5.63%	2.05%	1.84%	2.42%
Class N	CCBAX	5.36%	1.80%	1.58%	2.16%
Bloomberg Barclays 1-5 Year U.S. Corporate A3 or Higher, 2% Issuer Constrained Index	n/a	6.39%	2.53%	2.52%	2.95%

*	The graph is based on only Servicing Class Shares; performance for Class N Shares would be different due to differences in fee structures.
^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank and certain retirement plan platforms.

TOP TEN HOLDINGS*
% OF PORTFOLIO
Total Capital International
2.875%, 02/17/22	3.1%
California State, Various Purpose, GO
3.500%, 04/01/28	3.0%
New York State, Urban Development, RB
3.100%, 03/15/24	2.7%
Carmax Auto Owner Trust, Ser 2018-4, Cl A3,
3.360%, 09/15/23	2.7%
New York City, Transitional Finance Authority Future Tax Secured Revenue, Sub-Ser, RB
5.008%, 08/01/27	2.6%
JPMorgan Chase
3.300%, 04/01/26	2.3%
UnitedHealth Group
2.875%, 03/15/23	2.3%
Toyota Motor Credit, MTN
2.250%, 10/18/23	2.3%
Costco Wholesale
2.150%, 05/18/21	2.3%
Banco Santander
2.171%, 11/06/19	2.2%

* Excludes Cash Equivalents

BOND CREDIT QUALITY
CREDIT RATINGS(1)	% OF NET ASSETS
AAA	4.2%
AA	16.9%
A	39.0%
BBB	19.8%
NR	1.9%
Registered Investment Company	4.8%
Short-Term Investments and Other Net Assets	13.4%

(1)

Credit quality is based on ratings from Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). Where S&P ratings are not available, credit quality is based on ratings from Moody’s Investor Services, Inc. (“Moody’s”). S&P and Moody’s ratings have been selected for several reasons, including the access to information and materials provided by S&P and Moody’s, as well as the Fund’s consideration of industry practice. The Not Rated category, if applicable, consists of securities that have not been rated by S&P or Moody’s.

CITY NATIONAL ROCHDALE FUNDS | PAGE 8

fund overview (Unaudited)
September 30, 2019
City National Rochdale California Tax Exempt Bond Fund

The Fund seeks to provide current income exempt from federal and California state income tax (as the primary component of a total return strategy) by investing primarily in California municipal bonds.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale California Tax Exempt Bond Fund, Servicing Class Shares, versus the Bloomberg Barclays California Intermediate-Short Municipal Bond Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Servicing Class*^	CNTIX	5.17%	1.62%	1.78%	2.40%
Class N	CCTEX	4.90%	1.36%	1.51%	2.14%
Bloomberg Barclays California Intermediate-Short Municipal Bond Index	n/a	5.35%	2.01%	2.13%	2.86%

*	The graph is based on only Servicing Class Shares; performance for Class N Shares would be different due to differences in fee structures.
^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank.

TOP TEN HOLDINGS*
% OF PORTFOLIO
University of California, Ser AY, RB Callable 05/15/27 @ 100
5.000%, 05/15/28	3.0%
University of California, Ser AT, RB Callable 11/15/20 @ 100
1.400%, 05/15/46	2.9%
San Francisco City & County, Airport Commission, San Francisco International Airport, RB, AMT
5.000%, 05/01/27	2.9%
Chula Vista, Elementary School District, RB
1.518%, 08/01/23	2.2%
California State, Public Works Board, RB
5.000%, 09/01/25	2.1%
Santa Clara County, Financing Authority, Ser A, RB
5.000%, 05/01/29	1.6%
State of California, GO
5.000%, 10/01/29	1.6%
California State, GO Callable 04/01/29 @ 100
5.000%, 04/01/33	1.5%
Long Beach, Unified School District, GO
5.000%, 08/01/26	1.5%
California State, GO
5.000%, 08/01/26	1.5%

*	Excludes Cash Equivalents

CITY NATIONAL ROCHDALE FUNDS | PAGE 9

fund overview (Unaudited)
September 30, 2019
City National Rochdale Municipal High Income Fund

The Fund seeks to provide a high level of current income that is not subject to federal income tax.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Municipal High Income Fund, Servicing Class Shares, versus the S&P Municipal Yield Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Effective January 31, 2016, the Adviser discontinued the voluntary fee waivers for the Fund.

Past performance is no indication of future performance.

The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	Inception to Date
Servicing Class*(1)^	CNRMX	7.74%	3.33%	4.44%	5.70%
Class N(1)	CNRNX	7.47%	3.08%	4.20%	5.44%
S&P Municipal Yield Index	SPMUHT	9.92%	5.33%	5.89%	7.21%

*	The graph is based on only Servicing Class Shares; performance for Class N Shares would be different due to differences in fee structures.
(1)	Commenced operations on December 30, 2013.
^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank and certain retirement plan platforms.

TOP TEN HOLDINGS*
% OF PORTFOLIO
New Jersey State, Transportation Trust Fund Authority, Ser S, RB Callable 12/15/28 @ 100
5.250%, 06/15/43	1.2%
Buckeye, Tobacco Settlement Financing Authority, Ser A-2, RB Callable 10/16/19 @ 100
5.750%, 06/01/34	1.0%
North Texas, Tollway Authority, Ser A, RB Callable 01/01/29 @ 100
5.000%, 01/01/38	0.8%
Colorado State, Health Facilities Authority, RB Callable 11/15/29 @ 100
4.000%, 11/15/38	0.8%
Puerto Rico, Sales Tax Financing Sales Tax Revenue, Ser A-2, RB Callable 07/01/28 @ 100
4.329%, 07/01/40	0.8%
Pennsylvania State, Turnpike Commission, Sub-Ser A, RB, AGM Callable 12/01/29 @ 100
4.000%, 12/01/49	0.8%
New York State, Liberty Development, World Trade Center, RB Callable 11/15/24 @ 100
5.000%, 11/15/44	0.8%
Puerto Rico, Sales Tax Financing Sales Tax Revenue, Ser A-2, RB Callable 07/01/28 @ 100
4.784%, 07/01/58	0.7%
Chicago, Ser A, GO Callable 01/01/27 @ 100
6.000%, 01/01/38	0.7%
Jefferson County, Sewer Revenue, Ser D, RB Callable 10/01/23 @ 105
6.000%, 10/01/42	0.7%

*	Excludes Cash Equivalents

CITY NATIONAL ROCHDALE FUNDS | PAGE 10

fund overview (Unaudited)
September 30, 2019
City National Rochdale Intermediate Fixed Income Fund

The Fund seeks current income and, to the extent consistent with this goal, capital appreciation.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Intermediate Fixed Income Fund, Class N Shares, versus the Bloomberg Barclays Intermediate U.S. Government/Credit Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Class N*(1)	RIMCX	7.11%	2.08%	2.25%	3.25%
Institutional Class(2)^	CNRIX	7.66%	2.60%	2.77%	3.55%
Bloomberg Barclays Intermediate U.S. Government/Credit Index	n/a	8.17%	2.40%	2.68%	3.05%

*	The graph is based on only Class N Shares; the performance for Institutional Class Shares would be different due to differences in fee structures.
(1)

The predecessor to the City National Rochdale Intermediate Fixed Income Fund (the “Predecessor Fund”) commenced operations on December 31, 1999. On March 29, 2013, the Predecessor Fund was reorganized into the Fund. The performance results for the Class N Shares of the Fund for the period October 1, 2009, to March 29, 2013, reflect the performance of the Predecessor Fund’s Shares.

(2)

Commenced operations on December 20, 2013. The performance results for Institutional Class Shares of the Fund for the period of October 1, 2009, to March 29, 2013, reflect the performance of the Predecessor Fund’s shares. The performance results for the Institutional Class Shares of the Fund for the period March 29, 2013, to December 19, 2013, reflect the performance of the Class N Shares.

^

The Fund’s Institutional Class shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the minimum initial investment requirement of $1,000,000 and certain tax deferred retirement plans (including 401(k) plans, employer sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts.

TOP TEN HOLDINGS
% OF PORTFOLIO
U.S. Treasury Note
2.625%, 01/31/26	7.8%
State of California, Various Purpose, GO
3.500%, 04/01/28	5.5%
San Jose, Redevelopment Agency Successor Agency, Ser A-T, TA
2.958%, 08/01/24	5.3%
New York State, Urban Development, Ser D-2, RB Callable 09/15/27 @ 100
3.270%, 03/15/28	4.5%
U.S. Treasury Note
2.000%, 08/31/21	4.5%
New York State, Urban Development, RB
3.100%, 03/15/24	4.4%
JPMorgan Chase
3.125%, 01/23/25	3.7%
Morgan Stanley
3.750%, 02/25/23	3.5%
America Movil
3.125%, 07/16/22	3.4%
New York City, Build America Bonds, GO
5.424%, 03/01/25	3.4%
Daimler Finance North America
2.611%, VAR ICE LIBOR USD 3 Month+0.430%, 01/12/21	3.4%

CITY NATIONAL ROCHDALE FUNDS | PAGE 11

fund overview (Unaudited)
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund

The Fund seeks a high level of current income.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Fixed Income Opportunities Fund, Class N Shares, versus the Credit Suisse Leveraged Loan Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the Bloomberg Barclays U.S. Corporate High Yield Bond Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Class N(1)	RIMOX	3.83%	4.26%	3.95%	5.64%
Credit Suisse Leveraged Loan Index	n/a	3.11%	4.68%	4.11%	5.38%
Bloomberg Barclays U.S. Aggregate Bond Index	n/a	10.30%	2.92%	3.38%	3.75%
Bloomberg Barclays U.S. Corporate High Yield Bond Index	n/a	6.36%	6.07%	5.37%	7.94%

(1)

The predecessor to the City National Rochdale Fixed Income Opportunities Fund (the “Predecessor Fund”) commenced operations on July 1, 2009. On March 29, 2013, the Predecessor Fund was reorganized into the Fund. The performance results for the Class N Shares of the Fund for the period October 1, 2009, to March 29, 2013, reflect the performance of the Predecessor Fund’s Shares.

TOP TEN HOLDINGS*
% OF PORTFOLIO
Ukraine Government International Bond
7.750%, 09/01/20	1.7%
Ukraine Government International Bond
0.000%, 5/31/40	1.6%
Andrade Gutierrez International
11.000%, 08/20/21	1.5%
Sri Lanka Government International Bond
6.250%, 10/04/20	1.4%
Avianca Holdings
8.375%, 05/10/20	1.1%
Oi
10.000% cash/0% PIK, 07/27/25	0.9%
Latina Offshore
8.875%, 10/15/22	0.7%
DNO
8.375%, 05/29/24	0.7%
Petrobas Global Finance
6.850%, 06/05/15	0.6%
YPF
8.500%, 03/23/21	0.6%

*	Excludes Cash Equivalents

CITY NATIONAL ROCHDALE FUNDS | PAGE 12

fund overview (Unaudited)
September 30, 2019
City National Rochdale Short Term Emerging Markets Debt Fund

The Fund seeks to generate interest income and preserve capital in order to achieve positive total returns.

CUMULATIVE TOTAL RETURNS
Shares	Ticker Symbol	Inception to Date
Class Y(1)	CNRGX	-0.61%
Intercontinental Exchange Bank of America Merrill Lynch 0-1 Year Emerging Markets Corporate Plus Index	n/a	1.41%

(1)	Commenced operations on May 14, 2019.

TOP TEN HOLDINGS*
% OF PORTFOLIO
Telecom Argentina
6.500%, 06/15/21	6.9%
Pan American Energy
7.875%, 05/07/21	6.4%
Vedanta Resources
8.250%, 06/07/21	4.9%
HT Global IT Solutions Holdings
7.000%, 07/14/21	4.8%
Alam Synergy Pte
11.500%, 04/22/21	4.7%
Ukraine Government International Bond
7.750%, 09/01/21	4.7%
Andrade Gutierrez International
11.000% cash/12.000% PIK, 08/20/21	4.6%
Servicios Corporativos Javer
9.875%, 04/06/21	4.5%
NagaCorp
9.375%, 05/21/21	4.5%
Eldorado International Finance GmbH
8.625%, 06/16/21	4.5%

*	Excludes Cash Equivalents

CITY NATIONAL ROCHDALE FUNDS | PAGE 13

investment adviser’s report (Unaudited)
September 30, 2019
Equity Funds

DIVIDEND & INCOME FUND – RIMHX

The Fund posted a return of 4.8% in Q3, which outperformed the return of 4.2% of the Fund’s blended benchmark (made up of 60% Dow Jones U.S. Select Dividend Index (DJDVP), 25% BofAML Core Fixed Rate Preferred Securities Index, and 15% MSCI U.S. REIT Index) and the 3.4% return of the Dow Jones Select Dividend iShare (DVY) portion of the benchmark. YTD, as of September 30, 2019, the Fund was up 19.23% versus 18.61% for its benchmark. The DVY portion was up 17.3% YTD, as of September 30, 2019. For the fiscal year ended September 30, 2019, the Fund returned 11.25%, which outperformed its benchmark return of 9.51%. The year has been strong across the board (broad sector based), with companies reporting solid earnings and increasing their dividends in our expected range (currently 5.8% year-over-year). The Fund’s strategy has returned a compound annual growth rate of 6.9% for 3 years, 8.5% for 5 years, 12.5% for 10 years, and 9.3% for 15 years. Historically, the Fund’s strategy has performed very well in down markets, providing a solid hedge with positive returns in volatile markets. The Fund has a current yield of roughly 4.4% (gross of fees) with actual dividend growth of 5.8% year over year and a forecast of 3-7% of dividend growth for the next three years.

U.S. Core Equity Fund – CNRUX

During Q3, results were strong versus the S&P 500 Index, as the Institutional Share Class of the Fund increased 3.2% versus 1.7% for the S&P 500 Index, an outperformance of 150 basis points. Calendar YTD, as of September 30, 2019, the Fund returned 26.50%, which outperformed its benchmark return of 20.55%. For the fiscal year ended September 30, 2019, the Fund returned 12.01%, which outperformed its benchmark return of 4.25%. The emphasis on conservative risk metrics, minimal exposure to trade tensions, and fundamental and quantitative analysis of industries, themes and companies worked well for the Fund. Stock selection was strong and led to outperformance in the consumer discretionary, health care and industrials sectors. With the strong performance in Q3, the Fund outperformed the S&P 500 Index by almost 500 basis points, net of fees. The Fund’s performance is in the top percentile for YTD 2019 and in the top decile since inception versus the funds in the Lipper Large Cap Core Funds Classification Universe. The Fund received a 5 rating from Lipper for capital preservation and total returns and a 4 rating from Lipper for tax efficiency.

This material represents the investment adviser’s assessment of the portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-888-889-0799.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

CITY NATIONAL ROCHDALE FUNDS | PAGE 14

fund overview (Unaudited)
September 30, 2019
City National Rochdale Dividend & Income Fund

The Fund seeks to provide significant income and, as a secondary focus, long-term capital appreciation.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Dividend & Income Fund, Class N Shares, versus the S&P 500 Index and the 60/25/15 Hybrid of the following 3 Indexes: Dow Jones U.S. Select Dividend Index, BofA ML Core Fixed Rate Preferred Securities Index and MSCI U.S. REIT Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Effective January 31, 2016, the Adviser discontinued the voluntary fee waivers for the Fund.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Class N(1)	RIMHX	11.25%	6.28%	7.60%	10.43%
S&P 500 Index	n/a	4.25%	13.39%	10.84%	13.24%
60/25/15 Hybrid of the following 3 Indexes:	n/a	9.51%	8.61%	9.82%	12.25%
Dow Jones U.S. Select Dividend Index	n/a	6.31%	10.00%	10.71%	13.72%
BofA ML Core Fixed Rate Preferred Securities Index	n/a	10.95%	5.37%	6.85%	7.67%
MSCI U.S. REIT Index	n/a	18.31%	7.26%	10.11%	13.00%

(1)

The predecessor to the City National Rochdale Dividend & Income Fund (the “Predecessor Fund”) commenced operations on June 1, 1999. On March 29, 2013, the Predecessor Fund was reorganized into the Fund. The performance results for the Class N Shares of the Fund for the period October 1, 2009, to March 29, 2013, reflect the performance of the Predecessor Fund’s Shares.

TOP TEN HOLDINGS*
% OF PORTFOLIO
Lockheed Martin	4.8%
Verizon Communications	2.9%
Cincinnati Financial	2.9%
Lamar Advertising	2.8%
Intel	2.8%
Duke Energy	2.6%
Merck	2.5%
Clorox	2.3%
Procter & Gamble	2.3%
Altria Group	1.9%

*	Excludes Cash Equivalents

CITY NATIONAL ROCHDALE FUNDS | PAGE 15

fund overview (Unaudited)
September 30, 2019
City National Rochdale U.S. Core Equity Fund

The Fund seeks to provide long-term capital appreciation.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale U.S. Core Equity Fund, Servicing Class Shares, versus the S&P 500 Index(1)

(1)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Effective January 31, 2016, the Adviser discontinued the voluntary fee waivers for the Fund.

Past performance is no indication of future performance.

The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	Inception to Date
Servicing Class*(1)^	CNRVX	11.74%	16.04%	11.56%	14.39%
Institutional Class(1)^^	CNRUX	12.01%	16.33%	11.85%	14.80%
Class N(1)	CNRWX	11.49%	15.76%	11.29%	14.11%
S&P 500 Index	n/a	4.25%	13.39%	10.84%	13.91%

*	The graph is based on only Servicing Class Shares; performance for Institutional and Class N Shares would be different due to differences in fee structures.
(1)	Commenced operations on December 3, 2012.
^	The Fund’s Servicing Class shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank and certain retirement plan platforms.
^^

The Fund’s Institutional Class shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the minimum initial investment requirements, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts.

TOP TEN HOLDINGS*
% OF PORTFOLIO
Microsoft	4.2%
Visa	4.0%
Home Depot	2.9%
Mastercard	2.9%
JPMorgan Chase	2.8%
Thermo Fisher Scientific	2.7%
Cintas	2.7%
Apple	2.6%
Alphabet	2.6%
UnitedHealth Group	2.6%

*	Excludes Cash Equivalents

CITY NATIONAL ROCHDALE FUNDS | PAGE 16

schedule of investments
September 30, 2019
City National Rochdale Government Money Market Fund

Description	Face Amount (000)	Value (000)
U.S. Government Agency Obligations [58.7%]
FFCB
1.924%, VAR US Treasury 3 Month Bill Money Market Yield+0.075%, 11/01/19	$50,000	$50,000
1.978%, VAR ICE LIBOR USD 1 Month-0.040%, 06/25/20	56,000	55,992
2.081%, VAR ICE LIBOR USD 1 Month+0.035%, 01/26/21	25,000	24,999
FHLB
1.943%, VAR ICE LIBOR USD 1 Month-0.075%, 10/25/19	50,000	50,000
1.984%, VAR ICE LIBOR USD 1 Month-0.060%, 10/28/19	100,000	100,000
1.956%, VAR ICE LIBOR USD 1 Month-0.080%, 11/13/19	11,000	11,000
1.885%, VAR United States Secured Overnight Financing Rate+0.065%, 11/15/19	20,000	20,000
2.005%, VAR ICE LIBOR USD 1 Month-0.095%, 01/02/20	50,000	50,000
2.002%, VAR ICE LIBOR USD 1 Month-0.065%, 02/05/20	50,000	50,000
1.975%, VAR ICE LIBOR USD 3 Month-0.200%, 02/14/20	50,000	50,000
1.979%, VAR ICE LIBOR USD 1 Month-0.065%, 02/20/20	50,000	50,000
2.074%, VAR ICE LIBOR USD 1 Month-0.015%, 06/04/20	50,000	50,000
1.860%, VAR United States Secured Overnight Financing Rate+0.040%, 08/25/20	7,000	7,000
FHLB DN (A)
2.057%, 10/02/19	70,000	69,996
2.185%, 10/04/19	50,000	49,991
2.166%, 10/11/19	20,000	19,988
2.035%, 10/15/19	25,000	24,980

Description	Face Amount (000)/Shares	Value (000)
1.986%, 10/16/19	$39,000	$38,968
2.010%, 10/18/19	37,000	36,965
2.020%, 10/23/19	120,000	119,852
2.031%, 10/25/19	70,000	69,906
2.110%, 10/30/19	50,000	49,915
2.056%, 11/01/19	55,000	54,903
2.001%, 11/06/19	50,000	49,900
1.985%, 11/08/19	16,000	15,967
1.969%, 11/22/19	50,000	49,858
1.978%, 11/27/19	14,000	13,956
1.978%, 11/29/19	50,000	49,839
1.974%, 12/04/19	70,000	69,756
1.965%, 12/06/19	25,000	24,910
1.951%, 12/11/19	25,000	24,904
1.945%, 12/13/19	25,000	24,902
FNMA
1.920%, VAR United States Secured Overnight Financing Rate+0.100%, 04/30/20	40,000	40,000
1.880%, VAR United States Secured Overnight Financing Rate+0.060%, 07/30/20	25,000	25,000

Total U.S. Government Agency Obligations
(Cost $1,493,447)		1,493,447

Short-Term Investment [3.4%]
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.800%**	86,154,673	86,155

Total Short-Term Investment
(Cost $86,155)		86,155

Repurchase Agreements [37.9%]
Barclays (B)
2.250%, dated 09/30/19, repurchased on 10/01/2019, repurchase price $55,003,438 (collateralized by U.S. Treasury obligation, par value of $47,327,400, 3.000%, 11/15/2044 with a total market value of $56,100,102)	55,000	55,000

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 17

schedule of investments
September 30, 2019
City National Rochdale Government Money Market Fund (concluded)

Description	Face Amount (000)	Value (000)
Barclays (B)
1.900%, dated 09/30/19, repurchased on 10/01/19, repurchase price $116,006,122 (collateralized by U.S. Treasury obligation, par value of $99,817,700, 3.000%, 11/15/2044; with a total market value of $118,320,109)	$116,000	$116,000
Daiwa (B)
2.150%, dated 09/30/19, repurchased on 10/01/2019, repurchase price $18,001,075 (collateralized by U.S. Treasury obligation, par value of $18,237,000, 2.000%, 01/15/2021 with a total market value of $18,360,005)	18,000	18,000
Goldman Sachs (B)
2.280%, dated 09/30/19, repurchased on 10/01/19, repurchase price $125,007,917 (collateralized by various U.S. Government obligations, par values ranging from $225,000 to $116,730,921, 0.000% - 2.625%, 10/11/19 - 11/15/2042; with a total market value of $127,500,015)	125,000	125,000
Wells Fargo (B)
2.390%, dated 09/30/19, repurchased on 10/01/19, repurchase price $650,043,153 (collateralized by various U.S. Government obligations, par values ranging from $1,000 to $146,518,000, 0.000% - 6.750%, 10/15/19 - 09/24/2038; with a total market value of $663,002,048)	650,000	650,000

Total Repurchase Agreements
(Cost $964,000)		964,000

Total Investments [100.0%]
(Cost $2,543,602)		$2,543,602

Percentages are based on Net Assets of $2,542,752 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2019.

(A)	Zero coupon security. The rate reported is the effective yield at time of purchase.

(B)	Tri-party Repurchase Agreement.

DN — Discount Note

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FNMA — Federal National Mortgage Association

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rates

USD — U.S. Dollar

VAR — Variable

The following is a list of the inputs used as of September 30, 2019, in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Government Agency Obligations	$—	$1,493,447	$—	$1,493,447
Short-Term Investment	86,155	—	—	86,155
Repurchase Agreements	—	964,000	—	964,000
Total Investments in Securities	$86,155	$2,457,447	$—	$2,543,602

For the year ended September 30, 2019, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 18

schedule of investments
September 30, 2019
City National Rochdale Government Bond Fund

Description	Face Amount (000)	Value (000)
U.S. Treasury Obligations [66.5%]
U.S. Treasury Bonds
8.125%, 05/15/21	$1,500	$1,652
8.000%, 11/15/21	1,500	1,697
U.S. Treasury Notes
2.750%, 07/31/23	1,175	1,226
2.625%, 02/28/23	1,700	1,759
2.625%, 12/31/25	1,600	1,696
2.375%, 12/31/20	870	876
2.375%, 04/15/21	1,300	1,312
2.000%, 11/30/20	875	877
2.000%, 11/30/22	1,500	1,519
1.875%, 05/31/22	1,665	1,677
1.875%, 07/31/22	1,700	1,713
1.875%, 08/31/24	2,805	2,846
1.750%, 02/28/22	1,800	1,806
1.625%, 08/15/22	1,800	1,802
1.625%, 04/30/23	1,225	1,227
1.500%, 01/31/22	1,700	1,696
1.375%, 10/31/20	680	677
1.250%, 10/31/21	1,330	1,319
1.125%, 02/28/21	1,600	1,586

Total U.S. Treasury Obligations
(Cost $28,814)		28,963

U.S. Government Mortgage-Backed Obligations [17.2%]
FHLMC, Ser 2016-4635, Cl EG, Pool FHR 4635 EG
2.500%, 12/15/46	1,967	1,990
FNMA, Pool AL5866
2.669%, 08/01/22	1,509	1,544
FNMA, Pool AS4877
3.000%, 04/01/30	1,435	1,473
FNMA, Pool FN0004
3.619%, 12/01/20	2,291	2,289
FNMA ARM, Pool 766620
4.640%, VAR ICE LIBOR USD 12 Month+1.640%, 03/01/34	62	65
GNMA, Pool 329656
8.000%, 08/15/22	2	2

Description	Face Amount (000)/Shares	Value (000)
GNMA, Pool 376533
7.500%, 06/15/24	$—	$—
GNMA, Pool 398660
7.500%, 05/15/26	1	1
GNMA, Pool 497411
6.000%, 01/15/29	2	2
GNMA ARM, Pool G2 81318
3.875%, VAR US Treasury Yield Curve Rate T Note Constant Maturity 1 Yr+1.500%, 04/20/35	88	92
GNMA ARM, Pool G2 81447
3.750%, VAR US Treasury Yield Curve Rate T Note Constant Maturity 1 Yr+1.500%, 08/20/35	21	22

Total U.S. Government Mortgage-Backed Obligations
(Cost $7,498)		7,480

U.S. Government Agency Obligations [15.0%]
FHLB
3.375%, 09/08/23	1,585	1,689
3.125%, 09/09/22	1,610	1,677
FNMA
2.625%, 09/06/24	1,400	1,467
1.250%, 08/17/21	1,700	1,687

Total U.S. Government Agency Obligations
(Cost $6,330)		6,520

Short-Term Investment** [0.9%]
SEI Daily Income Trust Government Fund, Cl F, 1.800%	385,661	386

Total Short-Term Investment
(Cost $386)		386

Total Investments [99.6%]
(Cost $43,028)		$43,349

Percentages are based on Net Assets of $43,503 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2019.

ARM — Adjustable Rate Mortgage

Cl — Class

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 19

schedule of investments
September 30, 2019
City National Rochdale Government Bond Fund (concluded)

GNMA — Government National Mortgage Association

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rates

Ser — Series

USD — U.S. Dollar

VAR — Variable

The following is a list of the inputs used as of September 30, 2019 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$28,963	$—	$28,963
U.S. Government Mortgage-Backed Obligations	—	7,480	—	7,480
U.S. Government Agency Obligations	—	6,520	—	6,520
Short-Term Investment	386	—	—	386
Total Investments in Securities	$386	$42,963	$—	$43,349

For the year ended September 30, 2019, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

Amounts designated as “—” are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 20

schedule of investments
September 30, 2019
City National Rochdale Corporate Bond Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds [66.7%]
Automotive [7.8%]
American Honda Finance, MTN
1.700%, 09/09/21	$2,500	$2,489
Daimler Finance North America
2.611%, VAR ICE LIBOR USD 3 Month+0.430%, 02/12/21(A)	2,500	2,497
General Motors Financial
5.250%, 03/01/26	1,250	1,356
Hyundai Capital America, MTN
3.145%, VAR ICE LIBOR USD 3 Month+1.000%, 09/18/20(A)	1,000	1,002
Toyota Motor Credit, MTN
2.250%, 10/18/23	3,000	3,024

Total Automotive		10,368

Banks [5.8%]
BPCE
4.000%, 04/15/24	1,800	1,937
National Australia Bank
4.375%, 12/10/20(A)	751	771
PNC Bank
2.700%, 11/01/22	2,500	2,536
Wells Fargo Bank, MTN
2.300%, VAR United States Secured Overnight Financing Rate+0.480%, 03/25/20	2,500	2,502

Total Banks		7,746

Broadcasting & Cable [3.9%]
CBS
4.300%, 02/15/21	1,400	1,430
Comcast
3.700%, 04/15/24	1,500	1,600
Comcast Cable Communications Holdings
9.455%, 11/15/22	1,800	2,203

Total Broadcasting & Cable		5,233

Computer System Design & Services [2.2%]
Apple
3.450%, 05/06/24	2,750	2,928

Drugs [0.8%]
AbbVie
2.500%, 05/14/20	1,000	1,002

Food, Beverage & Tobacco [1.7%]
General Mills
2.600%, 10/12/22	2,250	2,275

Industrials [0.8%]
Penske Truck Leasing LP
3.450%, 07/01/24(A)	1,000	1,039

Investment Bank/Broker-Dealer [1.0%]
Jefferies Group
5.125%, 01/20/23	1,300	1,399

Machinery [1.9%]
Caterpillar Financial Services, MTN
2.100%, 01/10/20	2,500	2,500

Medical Products & Services [2.0%]
Gilead Sciences
3.700%, 04/01/24	2,500	2,647

Medical-HMO [2.3%]
UnitedHealth Group
2.875%, 03/15/23	3,000	3,075

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 21

schedule of investments
September 30, 2019
City National Rochdale Corporate Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Petroleum & Fuel Products [8.0%]
BP Capital Markets
3.814%, 02/10/24	$2,500	$2,661
Shell International Finance BV
3.400%, 08/12/23	2,500	2,634
Sunoco Logistics Partners Operations
4.650%, 02/15/22	1,300	1,363
Total Capital International
2.875%, 02/17/22	4,000	4,090

Total Petroleum & Fuel Products		10,748

Property/Casualty Insurance [1.5%]
Berkshire Hathaway
2.750%, 03/15/23	2,000	2,050

Real Estate Investment Trusts [4.3%]
HCP
3.150%, 08/01/22	1,000	1,020
Prologis
4.250%, 08/15/23	2,500	2,691
Simon Property Group
3.375%, 10/01/24	2,000	2,102

Total Real Estate Investment Trusts		5,813

Retail [3.3%]
AutoZone
4.000%, 11/15/20	1,400	1,421
Costco Wholesale
2.150%, 05/18/21	3,000	3,013

Total Retail		4,434

Security Brokers & Dealers [15.8%]
Bank of Nova Scotia
2.450%, 03/22/21	2,500	2,517
Citigroup
3.568%, VAR ICE LIBOR USD 3 Month+1.430%, 09/01/23	1,000	1,017
Credit Suisse Group Funding Guernsey
3.450%, 04/16/21	1,250	1,271
HSBC Holdings
3.400%, 03/08/21	2,500	2,539
JPMorgan Chase
3.300%, 04/01/26	3,000	3,139
Macquarie Group
6.000%, 01/14/20(A)	2,000	2,021
Mizuho Financial Group
3.018%, VAR ICE LIBOR USD 3 Month+0.880%, 09/11/22	2,600	2,615
Morgan Stanley, MTN
3.750%, 02/25/23	2,000	2,091
Royal Bank of Scotland Group
4.519%, VAR ICE LIBOR USD 3 Month+1.550%, 06/25/24	1,250	1,315
Sumitomo Mitsui Financial Group
2.846%, 01/11/22	2,500	2,534

Total Security Brokers & Dealers		21,059

Telephones & Telecommunications [3.6%]
America Movil
5.000%, 03/30/20	800	810
AT&T
3.600%, 02/17/23	2,000	2,086
Verizon Communications
3.500%, 11/01/24	1,800	1,903

Total Telephones & Telecommunications		4,799

Total Corporate Bonds
(Cost $87,244)		89,115

Municipal Bonds [13.1%]
California [4.1%]
California State, Various Purpose, GO
3.500%, 04/01/28	3,700	4,036
University of California, Ser AX, GO
Callable 04/01/25 @ 100
3.063%, 07/01/25	1,400	1,470

Total California		5,506

New York [9.0%]
New York City, Build America Bonds, GO
5.424%, 03/01/25	2,500	2,895
New York City, Transitional Finance Authority Future Tax Secured Revenue, Sub-Ser, RB
5.008%, 08/01/27	3,000	3,536
New York State, Urban Development, RB
3.100%, 03/15/24	3,500	3,659

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 22

schedule of investments
September 30, 2019
City National Rochdale Corporate Bond Fund (continued)

Description	Face Amount (000)	Value (000)
New York State, Urban Development, Ser D-2, RB
Callable 09/15/27 @ 100
3.320%, 03/15/29	$1,850	$1,971

Total New York		12,061

Total Municipal Bonds
(Cost $16,570)		17,567

Commercial Paper(B) [10.8%]
Anheuser-Busch InBev
2.185%, 10/30/19	2,500	2,495
Banco Santander
2.171%, 11/06/19	3,000	2,993
Barclays
2.187%, 11/05/19	2,500	2,492
Federation Caisses Desjardin
2.131%, 12/13/19	2,500	2,489
Hyundai Capital America
2.201%, 10/07/19	1,500	1,499
Sherwin Williams
2.303%, 10/09/19	2,500	2,499

Total Commercial Paper
(Cost $14,471)		14,467

Affiliated Registered Investment Company [2.9%]
City National Rochdale Fixed Income Opportunities Fund, Cl N‡	157,077	3,804

Total Affiliated Registered Investment Company
(Cost $4,000)		3,804

Asset-Backed Security [2.7%]
Carmax Auto Owner Trust, Ser 2018-4, Cl A3
3.360%, 09/15/23	3,500	3,581

Total Asset-Backed Security
(Cost $3,500)		3,581

Certificate of Deposit [1.9%]
Korea Development Bank
2.580%, 10/15/19	2,500	2,500

Total Certificates of Deposit
(Cost $2,500)		2,500

Description	Face Amount (000)/Shares	Value (000)
Closed-End Fund [0.6%]
Stone Ridge Reinsurance Risk Premium Interval Fund	$96,210	$809

Total Closed-End Fund
(Cost $968)		809

Short-Term Investment** [0.9%]
SEI Daily Income Trust Government Fund, Cl F, 1.800%	1,260,985	1,261

Total Short-Term Investment
(Cost $1,261)		1,261

Total Investments [99.6%]
(Cost $130,514)		$133,104

Percentages are based on Net Assets of $133,657 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2019.

‡	Investment in Affiliate.

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2019, the value of these securities amounted to $7,330 (000), representing 5.5% of the Net Assets of the Fund.

(B)	The rate reported is the effective yield at time of purchase.

Cl — Class

GO — General Obligation

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

LP — Limited Partnership

MTN — Medium Term Note

RB — Revenue Bond

Ser — Series

USD — U.S. Dollar

VAR — Variable Rate

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 23

schedule of investments
September 30, 2019
City National Rochdale Corporate Bond Fund (concluded)

The following is a list of the inputs used as of September 30, 2019 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$89,115	$—	$89,115
Municipal Bonds	—	17,567	—	17,567
Commercial Paper	—	14,467	—	14,467
Affiliated Registered Investment Company	3,804	—	—	3,804
Asset-Backed Security	—	3,581	—	3,581
Certificate of Deposit	—	2,500	—	2,500
Closed-End Fund	809	—	—	809
Short-Term Investment	1,261	—	—	1,261
Total Investments in Securities	$5,874	$127,230	$—	$133,104

For the year ended September 30, 2019, there have been no transfers between any of the fair value hierarchy levels. Transfers between levels are recognized at period end.

The following is a summary of the transactions with affiliates for the year ended September 30, 2019 (000):

City National Rochdale Fixed Income Opportunities Fund, Class N
Beginning balance as of 10/1/18	$2,877
Purchases at Cost	1,000
Proceeds from Sales	—
Realized Gain (Loss)	—
Unrealized Gain (Loss)	(73)
Ending balance as of 9/30/19	$3,804
Dividend Income	$195

Amounts designated as “—” are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 -- Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 24

schedule of investments
September 30, 2019
City National Rochdale California Tax Exempt Bond Fund

Description	Face Amount (000)	Value (000)
Municipal Bonds [93.6%]
California [90.0%]
Anaheim, Public Financing Authority, RB, BAM
Callable 09/01/29 @ 100
5.000%, 09/01/30	$750	$990
Bay Area, Water Supply & Conservation Agency, Ser A, RB
Callable 04/01/23 @ 100
5.000%, 10/01/23	600	681
Brea, Redevelopment Agency Successor, Redevelopment Project, TA
5.000%, 08/01/20	500	516
Brea, Redevelopment Agency Successor, Redevelopment Project, TA
Callable 08/01/23 @ 100
5.000%, 08/01/25	500	571
California Health Facilities Financing Authority, Ser A, RB
Callable 07/01/23 @ 100
5.000%, 07/01/28	1,000	1,136
California State University, Ser B-1, RB
Callable 05/01/26 @ 100
1.600%, 11/01/47(A)	1,000	1,006
California State, Department of Water Resources, Ser AX, RB
Callable 12/01/27 @ 100
5.000%, 12/01/29	500	645
California State, Educational Facilities Authority, Chapman University, RB
Callable 04/01/25 @ 100
5.000%, 04/01/26	100	119
California State, Educational Facilities Authority, Chapman University, RB
Callable 04/01/25 @ 100
5.000%, 04/01/27	100	119
California State, GO
5.250%, 09/01/22	1,000	1,117
California State, GO
5.000%, 11/01/19	1,000	1,003
California State, GO
5.000%, 12/01/21	1,000	1,082
California State, GO
5.000%, 10/01/22	1,000	1,113
California State, GO
Callable 11/01/20 @ 100
5.000%, 11/01/22	1,025	1,067
California State, GO
5.000%, 11/01/24	1,000	1,187
California State, GO
5.000%, 08/01/26	1,000	1,242
California State, GO
Callable 12/01/23 @ 100
5.000%, 12/01/26	1,000	1,153
California State, GO
Callable 11/01/23 @ 100
5.000%, 11/01/27	500	574
California State, GO
5.000%, 10/01/29	1,000	1,322
California State, GO
5.000%, 04/01/32	500	684
California State, GO
Callable 04/01/29 @ 100
5.000%, 04/01/33	1,000	1,286
California State, GO
4.000%, 04/01/23	1,000	1,097
California State, Health Facilities Financing Authority, Ser A, RB
Callable 11/15/22 @ 100
5.000%, 11/15/25	665	740
California State, Health Facilities Financing Authority, St. Joseph Health System, Ser D, RB
5.000%, 07/01/43(A)	1,075	1,115

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 25

schedule of investments
September 30, 2019
City National Rochdale California Tax Exempt Bond Fund (continued)

Description	Face Amount (000)	Value (000)
California State, Infrastructure & Economic Development Bank, RB
5.000%, 01/01/28	$800	$1,015
California State, Infrastructure & Economic Development Bank, Ser B, RB
5.000%, 07/01/23	1,000	1,136
California State, Municipal Finance Authority, RB
5.000%, 06/01/23	200	228
California State, Municipal Finance Authority, RB
5.000%, 10/01/23	225	255
California State, Public Works Board, Department of Corrections and Rehab Project, Ser A, RB
5.000%, 09/01/22	1,000	1,106
California State, Public Works Board, Department of Corrections-State Prisons, Ser A, RB, AMBAC
5.000%, 12/01/19	230	231
California State, Public Works Board, Judicial Council, Ser B, RB
5.000%, 10/01/23	475	543
California State, Public Works Board, RB
5.000%, 09/01/25	1,500	1,812
California State, Public Works Board, Ser B, RB
5.000%, 10/01/25	225	272
California State, Public Works Board, Ser C, RB
Callable 03/01/27 @ 100
5.000%, 03/01/28	500	623
California State, Public Works Board, Ser S, RB
Callable 04/01/27 @ 100
5.000%, 04/01/28	800	999
California State, Public Works Board, Various Capital Projects, Ser G1, RB
Pre-Refunded @ 100
5.250%, 10/01/19(B)	250	250
California State, Statewide Communities Development Authority, Cottage Health System, RB
Callable 11/01/24 @ 100
5.000%, 11/01/25	350	410
California State, University Systemwide Revenue, Ser A, RB
5.000%, 11/01/24	900	1,072
California State, University Systemwide Revenue, Ser A, RB
Callable 05/01/26 @ 100
5.000%, 11/01/27	240	298
Chula Vista Elementary School District, RB
1.518%, 08/01/23(C)	2,000	1,906
Chula Vista, Police Facility Project, COP
5.000%, 10/01/21	360	388
Contra Costa, Transportation Authority, Ser A, RB
5.000%, 03/01/27	420	535
East Bay, Municipal Utility District, Water System Revenue, Ser A, RB
Callable 06/01/25 @ 100
5.000%, 06/01/29	850	1,028
Gilroy, Public Facilities Financing Authority, RB
5.000%, 11/01/21	940	1,015
Golden State Tobacco Securitization, Ser A, RB
5.000%, 06/01/21	1,000	1,061
Inglewood, Redevelopment Agency Successor Agency, Sub-Ser, TA, BAM
5.000%, 05/01/23	500	564
Jurupa, Unified School District, GO, AGM
5.000%, 08/01/22	1,000	1,110
Long Beach, Harbor Revenue, Ser A, RB
5.000%, 12/15/20	1,170	1,224
Long Beach, Harbor Revenue, Ser A, RB, AMT
5.000%, 05/15/27	500	621
Long Beach, Unified School District, GO
5.000%, 08/01/26	1,000	1,248
Los Angeles County Public Works Financing Authority, Ser E-2, RB
4.000%, 12/01/28	500	612
Los Angeles County, Disney Parking Hall Project, COP
5.000%, 09/01/22	500	556

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 26

schedule of investments
September 30, 2019
City National Rochdale California Tax Exempt Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Los Angeles County, Metropolitan Transportation Authority, Ser A, RB
Callable 07/01/25 @ 100
5.000%, 07/01/26	$500	$607
Los Angeles, Department of Airports, Ser C, RB
5.000%, 05/15/25	550	664
Los Angeles, Department of Airports, Sub-Ser, RB, AMT
Callable 05/15/26 @ 100
5.000%, 05/15/29	400	480
Los Angeles, Department of Water & Power, Power System Project, Ser C, RB
5.000%, 07/01/23	500	572
Los Angeles, Municipal Improvement Authority, Capital Equipment, Ser A, RB
4.000%, 11/01/19	575	576
Los Angeles, Sanitation Districts Financing Authority, Ser A, RB
Callable 10/01/25 @ 100
5.000%, 10/01/28	500	605
Los Angeles, Ser A, GO, ETM
5.000%, 09/01/21	270	290
Orange County, Redevelopment Agency Successor Agency, TA, AGM
5.000%, 09/01/23	320	368
Redding, Electric System Revenue, RB
5.000%, 06/01/24	600	707
Redding, Electric System Revenue, RB
5.000%, 06/01/25	250	304
Riverside County, Infrastructure Financing Authority, Ser A, RB
Callable 11/01/26 @ 100
4.000%, 11/01/29	500	583
Riverside County, Transportation Commission, Ser A, RB
Pre-Refunded @ 100
5.250%, 06/01/23(B)	500	574
Riverside, Electric System Revenue, Ser A, RB
5.000%, 10/01/23	1,000	1,153
Riverside, Public Financing Authority, Ser A, RB
5.000%, 11/01/21	1,100	1,188
Sacramento County, Sanitation District Financing Authority, Sewer Revenue, Ser A, RB
5.000%, 12/01/20	500	523
San Diego, Association of Governments South Bay Expressway Revenue, Ser A, RB
Callable 07/01/27 @ 100
5.000%, 07/01/28	350	441
San Diego, Public Facilities Financing Authority, Sewer Revenue, RB
5.000%, 05/15/25	1,000	1,211
San Francisco City & County, Airport Commission, San Francisco International Airport, RB, AMT
5.000%, 05/01/27	2,000	2,461
San Francisco City & County, Airport Commission, Ser D, RB, AMT
5.000%, 05/01/21	1,000	1,056
San Francisco City & County, Public Utilities Commission, Water Revenue, Ser A, RB
Callable 10/01/25 @ 100
5.000%, 10/01/27	1,000	1,223
San Francisco City & County, Public Utilities Commission, Water Revenue, Ser A, RB
Callable 11/01/24 @ 100
5.000%, 11/01/28	500	594
San Francisco, State Building Authority, RB
4.000%, 12/01/20	1,000	1,033
San Joaquin Hills Transportation Corridor Agency, Ser Senior Lien-CABS, RB, ETM
1.249%, 01/01/26(C)	400	367
San Jose, International Airport, Ser A, RB, AMT
5.000%, 03/01/24	500	575
San Leandro, Unified School District, GO, BAM
5.000%, 08/01/24	325	384
San Mateo County, Joint Powers Financing Authority, Maple Street Correctional Center, RB
Callable 06/15/24 @ 100
5.000%, 06/15/26	1,035	1,220

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 27

schedule of investments
September 30, 2019
City National Rochdale California Tax Exempt Bond Fund (continued)

Description	Face Amount (000)	Value (000)
San Pablo County, Redevelopment Agency, Ser A, TA, AGM
5.000%, 06/15/21	$480	$510
Santa Clara County, Financing Authority, Lease Revenue Capital Project, Ser A, RB
5.000%, 02/01/20	500	507
Santa Clara County, Financing Authority, Ser A, RB
5.000%, 05/01/29	1,000	1,329
Santa Clara Valley, Transportation Authority, Ser B, RB
5.000%, 06/01/26	200	250
Silicon Valley, RB
3.000%, 03/01/24	1,000	1,069
Tahoe-Truckee, Unified School District, Ser B, GO
Callable 08/01/26 @ 100
5.000%, 08/01/27	200	251
Tahoe-Truckee, Unified School District, Ser B, GO
Callable 08/01/26 @ 100
5.000%, 08/01/28	200	251
Tustin, Unified School District, SPL Tax, BAM
5.000%, 09/01/24	500	590
University of California, Regents of the University of California Medical Center Pooled Revenue, Ser J, RB
Pre-Refunded @ 100
5.000%, 05/15/23(B)	495	562
University of California, Regents of the University of California Medical Center Pooled Revenue, Ser J, RB
Callable 05/15/23 @ 100
5.000%, 05/15/26	110	125
University of California, Revenues Limited Project, Ser E, RB
Callable 05/15/20 @ 100
5.000%, 05/15/22	500	512
University of California, Ser AJ, RB
3.639%, 05/15/23	455	483
University of California, Ser AT, RB
Callable 11/15/20 @ 100
1.400%, 05/15/46(A)	2,500	2,507

Description	Face Amount (000)/Shares	Value (000)
University of California, Ser AY, RB
Callable 05/15/27 @ 100
5.000%, 05/15/28	$2,000	$2,548
University of California, Ser G, RB
Pre-Refunded @ 100
5.000%, 05/15/22(B)	230	253
University of California, Ser G, RB
Callable 05/15/22 @ 100
5.000%, 05/15/26	270	297
Westlands, Water District, Ser A, RB, AGM
Callable 09/01/26 @ 100
5.000%, 09/01/27	1,000	1,237

Total California		76,723

Colorado [1.2%]
Colorado State, Housing & Finance Authority, Ser B-2, RB
Callable 11/20/19 @ 100
2.100%, 11/01/44(A)	1,000	1,000

Florida [0.5%]
Town of Davie, Eastern University Project, RB
5.000%, 04/01/25	400	469

Illinois [1.2%]
Illinois State, Ser A, RB
5.000%, 10/01/21	1,000	1,055

Indiana [0.7%]
Indiana State, Finance Authority, RB
Callable 11/20/19 @ 100
1.750%, 02/01/37(A)	600	600

Total Municipal Bonds
(Cost $77,227)		79,847

Short-Term Investment** [1.1%]
SEI Daily Income Trust Government Fund, Cl F, 1.800%	904,650	905

Total Short-Term Investment
(Cost $905)		905

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 28

schedule of investments
September 30, 2019
City National Rochdale California Tax Exempt Bond Fund (concluded)

Description	Face Amount (000)	Value (000)
Repurchase Agreement [4.7%]
Barclays (D)
1.900%, dated 09/30/19, repurchased on 10/01/19, repurchase price $4,000,211 (collateralized by U.S. Treasury obligation, par value of $3,243,700 3.375%, 5/15/2044 with a total market value of $4,080,001)	$4,000	$4,000

Total Repurchase Agreement
(Cost $4,000)		4,000

Total Investments [99.4%]
(Cost $82,132)		$84,752

Percentages are based on Net Assets of $85,230 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2019.

(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.

(B)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.

(C)	Zero coupon security. The rate reported is the effective yield at time of purchase.

(D)	Tri-party Repurchase Agreement.

AGM — Assured Guarantee Municipal

AMBAC — American Municipal Bond Assurance Company

AMT — Alternative Minimum Tax (subject to)

BAM — Build America Mutual

Cl — Class

COP — Certificate of Participation

ETM — Escrowed to Maturity

GO — General Obligation

RB — Revenue Bond

Ser — Series

SPL Tax — Special Tax

TA — Tax Allocation

The following is a list of the inputs used as of September 30, 2019 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$79,847	$—	$79,847
Short-Term Investment	905	—	—	905
Repurchase Agreement	—	4,000	—	4,000
Total Investments in Securities	$905	$83,847	$—	$84,752

For the year ended September 30, 2019, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

The following is a summary of the transactions with affiliates for the year ended September 30, 2019 (000):

City National Rochdale Municipal High Income Fund, Class N
Beginning balance as of 10/1/18	$992
Purchases at Cost	—
Proceeds from Sales	(987)
Realized Gain (Loss)	(13)
Unrealized Gain (Loss)	8
Ending balance as of 9/30/19	$—
Dividend Income	$1

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 - Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 29

schedule of investments
September 30, 2019
City National Rochdale Municipal High Income Fund

Description	Face Amount (000)	Value (000)
Municipal Bonds [93.9%]
Alabama [1.7%]
Alabama State, Southeast Gas Supply District, Ser A, RB
Callable 03/01/24 @ 100
4.000%, 06/01/49(A)	$5,000	$5,442
Jefferson County, Sewer Revenue, Ser D, RB
Callable 10/01/23 @ 105
6.000%, 10/01/42	9,000	10,710
Jefferson County, Sewer Revenue, Sub-Ser, RB
Callable 10/01/23 @ 105
0.000%-7.750%, 10/01/23-10/01/46(B)	2,500	2,408
Tuscaloosa County, Industrial Development Authority, Ser A, RB
Callable 05/01/29 @ 100
5.250%, 05/01/44(C)	4,000	4,608
Tuscaloosa County, Industrial Development Authority, Ser A, RB
Callable 05/01/29 @ 100
4.500%, 05/01/32(C)	2,000	2,234

Total Alabama		25,402

Alaska [0.6%]
Northern Arkansas, Tobacco Securitization, Ser A, RB
Callable 10/16/19 @ 100
5.000%, 06/01/46	9,500	9,515

Arizona [1.0%]
Arizona State, Industrial Development Authority, RB
Callable 07/01/29 @ 100
5.000%, 01/01/54	375	420
Glendale, Industrial Development Authority, Glencroft Retirement Community, RB
Callable 11/15/26 @ 100
5.250%, 11/15/46	1,000	1,065
Glendale, Industrial Development Authority, Glencroft Retirement Community, RB
Callable 11/15/26 @ 100
5.250%, 11/15/51	1,850	1,964
Glendale, Industrial Development Authority, Glencroft Retirement Community, RB
Callable 11/15/26 @ 100
5.000%, 11/15/36	600	640
Phoenix, Industrial Development Authority, Legacy Traditional School Projects, RB
5.750%, 07/01/24(C)	1,400	1,507
Phoenix, Industrial Development Authority, Legacy Traditional School Projects, RB
Callable 07/01/25 @ 100
5.000%, 07/01/45(C)	3,300	3,506
Pima County, Industrial Development Authority, Noah Webster School Project, RB
Callable 12/15/23 @ 100
7.000%, 12/15/43	1,500	1,684
Tempe, Industrial Development Authority, Mirrabella at ASU Project, Ser A, RB
Callable 10/01/27 @ 100
6.125%, 10/01/52(C)	1,200	1,369
Yavapai County, Industrial Development Authority, Ser A, RB
Callable 03/01/25 @ 100
5.000%, 09/01/34(C)	2,015	2,168

Total Arizona		14,323

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 30

schedule of investments
September 30, 2019
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
California [5.7%]
California County, Tobacco Securitization Agency, Sub-Ser A, RB
Callable 10/16/19 @ 18
6.647%, 06/01/46(D)	$10,000	$1,817
California State, GO
Callable 12/01/23 @ 100
5.000%, 12/01/31	1,500	1,721
California State, Health Facilities Financing Authority, Ser A, RB
Callable 11/15/27 @ 100
4.000%, 11/15/40	5,000	5,629
California State, Municipal Finance Authority, California Baptist University, Ser A, RB
Callable 11/01/25 @ 100
5.500%, 11/01/45(C)	4,000	4,612
California State, Municipal Finance Authority, Ser A, RB
Callable 11/01/26 @ 100
5.250%, 11/01/36	255	298
California State, Municipal Finance Authority, Ser A, RB
Callable 11/01/26 @ 100
5.000%, 11/01/47	1,005	1,135
California State, Pollution Control Financing Authority, Calplant I Project, RB, AMT
Callable 07/01/27 @ 100
8.000%, 07/01/39(C)	5,000	5,450
California State, Public Works Board, Department of Corrections and Rehab Project, Ser A, RB
Callable 09/01/24 @ 100
5.000%, 09/01/31	5,000	5,813
California State, Public Works Board, Various Capital Projects, Ser A, RB
Callable 04/01/22 @ 100
5.000%, 04/01/37	1,000	1,084
California State, School Finance Authority, KIPP LA Project, Ser A, RB
Callable 07/01/27 @ 100
5.000%, 07/01/47(C)	500	578
California State, School Finance Authority, View Park Elementary & Middle School Project, Ser A, RB
Callable 10/01/24 @ 100
6.000%, 10/01/49	1,120	1,246
California State, School Finance Authority, View Park Elementary & Middle School Project, Ser A, RB
Callable 10/01/24 @ 100
5.875%, 10/01/44	1,000	1,109
California State, School Finance Authority, View Park Elementary & Middle School Project, Ser A, RB
Callable 10/01/24 @ 100
5.625%, 10/01/34	575	643
California State, Statewide Communities Development Authority, RB
Callable 06/01/25 @ 100
7.000%, 06/01/45(E)	3,155	1,925
California State, Statewide Communities Development Authority, RB
Callable 06/01/28 @ 100
5.250%, 12/01/43(C)	500	585
California State, Statewide Communities Development Authority, RB
Callable 06/01/28 @ 100
5.250%, 12/01/48(C)	2,000	2,329
California State, Statewide Communities Development Authority, Ser A, RB
Callable 06/01/26 @ 100
5.250%, 12/01/56(C)	1,500	1,698
California State, Statewide Financing Authority, Ser C, RB
Callable 10/16/19 @ 9
14.077%, 06/01/55(D)	50,000	2,706
Central Basin, Municipal Water District, Ser A, RB
Callable 08/01/28 @ 100
5.000%, 08/01/44	2,000	2,323
Folsom Ranch, Financing Authority, SPL Tax
Callable 09/01/27 @ 100
5.000%, 09/01/37	1,435	1,692
Folsom Ranch, Financing Authority, SPL Tax
Callable 09/01/27 @ 100
5.000%, 09/01/47	2,000	2,324
Golden State, Tobacco Securitization, Ser A-1, RB
Callable 06/01/22 @ 100
5.000%, 06/01/47	2,000	2,051

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 31

schedule of investments
September 30, 2019
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Golden State, Tobacco Securitization, Ser A-2, RB
Callable 06/01/22 @ 100
5.000%, 06/01/47	$1,840	$1,887
Inland Empire, Tobacco Securitization Authority, RB
Callable 10/16/19 @ 34
8.403%, 06/01/36(D)	12,500	4,219
M-S-R, Energy Authority, Ser C, RB
7.000%, 11/01/34	2,500	3,835
Northern California, Gas Authority No. 1, Ser B, RB
2.274%, 07/01/27(A)	5,000	4,912
Orange County, Community Facilities District, SPL Tax
Callable 08/15/28 @ 100
5.000%, 08/15/47	1,000	1,182
Oroville City, RB
Callable 04/01/29 @ 100
5.250%, 04/01/39	750	904
Oroville City, RB
Callable 04/01/29 @ 100
5.250%, 04/01/49	3,000	3,536
Palomar Pomerado, Health Care District, COP
Pre-Refunded @ 100
6.000%, 11/01/20(F)	3,920	4,121
San Buenaventura, Community Memorial Health System Project, RB
Callable 12/01/21 @ 100
7.500%, 12/01/41	1,000	1,110
San Buenaventura, Community Memorial Health System Project, RB
Callable 12/01/21 @ 100
7.000%, 12/01/26	1,000	1,105
San Francisco City & County, Airport Commission, Ser E, RB, AMT
Callable 05/01/29 @ 100
5.000%, 05/01/50	2,750	3,316
San Francisco City & County, Airport Commission, Ser E, RB, AMT
Callable 05/01/29 @ 100
4.000%, 05/01/50	750	828
San Mateo, Community Facilities District, Community Facilities District No. 2008-1-Bay, SPL Tax
Callable 09/01/22 @ 100
5.500%, 09/01/44	1,000	1,082
Southern California, Tobacco Securitization Authority, Ser A-1, RB
Callable 10/16/19 @ 100
5.000%, 06/01/37	3,000	3,016

Total California		83,821

Colorado [10.0%]
9th Avenue Metropolitan District No. 2, GO
Callable 12/01/23 @ 103
5.000%, 12/01/48	1,000	1,055
Amber Creek, Metropolitan District, Ser A, GO
Callable 12/01/22 @ 103
5.125%, 12/01/47	1,065	1,107
Amber Creek, Metropolitan District, Ser A, GO
Callable 12/01/22 @ 103
5.000%, 12/01/37	750	785
Arkansas State, River Power Authority, Colorado Improvement Project, RB
Callable 10/01/20 @ 100
6.125%, 10/01/40	2,500	2,589
Base Village Metropolitan District No. 2, Ser A, GO
Callable 12/01/21 @ 103
5.750%, 12/01/46	3,055	3,220
Belleview Station Metropolitan District No. 2, GO
Callable 12/01/21 @ 103
5.125%, 12/01/46	3,375	3,538
Belleview Station Metropolitan District No. 2, GO
Callable 12/01/21 @ 103
5.000%, 12/01/36	1,500	1,574
Big Dry Creek Metropolitan District, Ser A, GO
Callable 12/01/22 @ 103
5.750%, 12/01/47	2,910	3,093
Brighton Crossing Metropolitan District No. 4, Ser A, GO
Callable 12/01/22 @ 103
5.000%, 12/01/37	525	558

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 32

schedule of investments
September 30, 2019
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Brighton Crossing Metropolitan District No. 4, Ser A, GO
Callable 12/01/22 @ 103
5.000%, 12/01/47	$1,720	$1,822
Broadway Station Metropolitan District No. 2, Ser A, GO
Callable 06/01/24 @ 103
5.125%, 12/01/48	1,500	1,587
Broadway Station Metropolitan District No. 2, Ser A, GO
Callable 06/01/24 @ 103
5.000%, 12/01/35	730	777
Buffalo Highlands Metropolitan District, Ser A, GO
Callable 12/01/23 @ 103
5.375%, 12/01/48	1,775	1,857
Canyons Metropolitan District No. 5, Ser A, GO
Callable 12/01/22 @ 103
6.125%, 12/01/47	1,000	1,052
Canyons Metropolitan District No. 5, Ser A, GO
Callable 12/01/22 @ 103
6.000%, 12/01/37	2,000	2,114
Castle Oaks, Metropolitan District No. 3, GO
Pre-Refunded @ 100
6.250%, 12/01/20(F)	2,860	3,103
Castle Oaks, Metropolitan District No. 3, GO
Pre-Refunded @ 100
5.500%, 12/01/20(F)	2,345	2,524
Clear Creek Station, Metropolitan District No. 2, Ser A, GO
Callable 12/01/22 @ 103
5.000%, 12/01/47	1,000	1,047
Colorado State, Educational & Cultural Facilities Authority, Aspen Ridge School Project, RB
Callable 07/01/25 @ 100
5.250%, 07/01/46(C)	1,930	2,064
Colorado State, Educational & Cultural Facilities Authority, Aspen Ridge School Project, RB
Callable 07/01/25 @ 100
5.000%, 07/01/36(C)	915	980
Colorado State, Educational & Cultural Facilities Authority, Charter School Preparatory School Project, RB
Callable 04/01/25 @ 100
5.250%, 04/01/45(C)	2,655	2,775
Colorado State, Educational & Cultural Facilities Authority, Charter School Preparatory School Project, RB
Callable 04/01/25 @ 100
5.125%, 04/01/35(C)	1,515	1,597
Colorado State, Health Facilities Authority, RB
Callable 11/15/29 @ 100
4.000%, 11/15/38	10,000	11,458
Colorado State, Health Facilities Authority, Ser A, RB
Callable 08/01/29 @ 100
5.000%, 08/01/44	1,500	1,790
Colorado State, Health Facilities Authority, Ser A, RB
Callable 08/01/29 @ 100
4.000%, 08/01/49	6,000	6,447
Colorado State, Health Facilities Authority, Sunny Vista Living Center, Ser A, RB
Callable 12/01/25 @ 100
6.125%, 12/01/45(C)	1,000	1,067
Colorado State, High Performance Transportation Enterprise, U.S. 36 & I-25 Managed Lanes Project, RB, AMT
Callable 01/01/23 @ 100
5.750%, 01/01/44	2,000	2,190
Colorado State, Public Energy Authority, RB
6.500%, 11/15/38	6,000	9,152
Cottonwood Highlands Metropolitan District No. 1, Ser A, GO
Callable 06/01/24 @ 103
5.000%, 12/01/49	900	958
Denver County, Health & Hospital Authority, Ser A, RB
Callable 12/01/27 @ 100
4.000%, 12/01/35(C)	1,835	2,021
Denver County, Health & Hospital Authority, Ser A, RB
Callable 12/01/27 @ 100
4.000%, 12/01/36(C)	2,305	2,532

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 33

schedule of investments
September 30, 2019
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Denver County, Health & Hospital Authority, Ser A, RB
Callable 12/01/29 @ 100
4.000%, 12/01/38	$1,250	$1,389
Denver County, Health & Hospital Authority, Ser A, RB
Callable 12/01/29 @ 100
4.000%, 12/01/39	1,000	1,107
Denver County, Health & Hospital Authority, Ser A, RB
Callable 12/01/29 @ 100
4.000%, 12/01/40	750	828
Denver, International Business Center Metropolitan District No. 1, Sub-Ser B, GO
Callable 06/01/24 @ 103
6.000%, 12/01/48	2,290	2,403
Denver, International Business Center, RB
4.000%, 12/01/48	350	360
Denver, Regional Transportation District, Denver Transportation Partners Project, RB
Callable 07/15/20 @ 100
6.000%, 01/15/41	1,000	1,029
Erie Highlands, Metropolitan District No. 1, GO
Callable 12/01/20 @ 103
5.750%, 12/01/45	2,000	2,080
Erie Highlands, Metropolitan District No. 2, Ser A, GO
Callable 12/01/23 @ 103
5.250%, 12/01/48	5,725	6,003
First Creek Village Metropolitan District, Ser A, GO
Callable 09/01/24 @ 103
5.000%, 12/01/39	595	659
First Creek Village Metropolitan District, Ser A, GO
Callable 09/01/24 @ 103
5.000%, 08/01/49	540	592
First Creek Village Metropolitan District, Ser A, GO
Callable 09/01/24 @ 103
3.000%, 12/01/29	550	552
Flatiron Meadows, Metropolitan District, GO
Callable 12/01/21 @ 103
5.125%, 12/01/46	2,000	2,063
Great Western Park, Metropolitan District No. 2, Ser A, GO
Callable 12/01/21 @ 100
5.000%, 12/01/46	1,825	1,884
Green Gables, Metropolitan District No. 1, Ser A, GO
Callable 12/01/21 @ 103
5.300%, 12/01/46	2,500	2,615
Lewis Pointe, Metropolitan District, Ser A, GO
Callable 12/01/20 @ 100
6.000%, 12/01/44	2,590	2,618
Leyden Rock Metropolitan District No. 10, Ser A, GO
Callable 12/01/21 @ 103
5.000%, 12/01/45	2,500	2,625
Leyden Rock Metropolitan District No. 10, Ser A, GO
Callable 12/01/21 @ 103
4.375%, 12/01/33	1,500	1,579
North Holly, Metropolitan District, Ser A, GO
Callable 12/01/23 @ 103
5.500%, 12/01/48	1,755	1,817
Overlook Metropolitan District, GO
Callable 12/01/21 @ 103
5.500%, 12/01/46	1,230	1,256
Serenity Ridge, Metropolitan District No. 2, Ser A, GO
Callable 12/01/23 @ 103
5.125%, 12/01/37	550	585
Serenity Ridge, Metropolitan District No. 2, Ser A, GO
Callable 12/01/23 @ 103
5.125%, 12/01/43	1,000	1,056
Sierra Ridge, Metropolitan District No. 2, Ser A, GO
Callable 12/01/21 @ 103
5.500%, 12/01/46	1,500	1,577
Solaris, Metropolitan District No. 3, Ser A, GO
5.000%, 12/01/36	700	737
Solaris, Metropolitan District No. 3, Ser A, GO
Callable 12/01/21 @ 103
5.000%, 12/01/46	2,530	2,654
Southglenn, Metropolitan District, GO
Callable 12/01/21 @ 103
5.000%, 12/01/46	3,675	3,855

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 34

schedule of investments
September 30, 2019
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Southglenn, Metropolitan District, GO
Callable 12/01/21 @ 103
3.500%, 12/01/26	$1,750	$1,778
Southlands, Metropolitan District No. 1, Ser A-1, GO
Callable 12/01/27 @ 100
5.000%, 12/01/37	500	569
Southlands, Metropolitan District No. 1, Ser A-1, GO
Callable 12/01/27 @ 100
5.000%, 12/01/47	3,000	3,364
Stone Creek Metropolitan District, Ser A, GO
Callable 12/01/23 @ 103
5.625%, 12/01/47	2,000	2,080
Trails at Crowfoot Metropolitan District No. 3, Ser ES, GO
Callable 09/01/24 @ 103
5.000%, 12/01/39	1,000	1,043
Trails at Crowfoot Metropolitan District No. 3, Ser ES, GO
Callable 09/01/24 @ 103
5.000%, 12/01/49	2,000	2,052
Trails at Crowfoot Metropolitan District No. 3, Ser ES, GO
Callable 09/01/24 @ 103
4.375%, 12/01/30	620	631
Village at Dry Creek Metropolitan District No. 2, GO
Callable 09/01/24 @ 103
4.375%, 12/01/44	1,870	1,920
Villas Metropolitan District, Ser A, GO
Callable 12/01/23 @ 103
5.125%, 12/01/48	1,250	1,298
Water Valley, Metropolitan District No. 01, GO
Callable 12/01/26 @ 100
5.250%, 12/01/40	300	330
Water Valley, Metropolitan District No. 01, GO
Callable 12/01/26 @ 100
5.000%, 12/01/35	100	109
Water Valley, Metropolitan District No. 01, GO
Callable 12/01/26 @ 100
4.000%, 12/01/33	375	388
Water Valley, Metropolitan District No. 02, GO
Callable 12/01/26 @ 100
5.250%, 12/01/40	1,045	1,152
Water Valley, Metropolitan District No. 02, GO
Callable 12/01/26 @ 100
4.000%, 12/01/33	250	256
Westcreek Metropolitan District No. 2, Ser A, GO
Callable 06/01/24 @ 103
5.375%, 12/01/48	1,300	1,345
Whispering Pines Metropolitan District No. 1, Ser A, GO
Callable 12/01/22 @ 103
5.000%, 12/01/37	1,685	1,800
Whispering Pines Metropolitan District No. 1, Ser A, GO
Callable 12/01/22 @ 103
5.000%, 12/01/47	2,500	2,626
Willow Bend Metropolitan District, Ser A, GO
Callable 09/01/24 @ 103
5.000%, 12/01/39	600	642
Willow Bend Metropolitan District, Ser A, GO
Callable 09/01/24 @ 103
5.000%, 12/01/49	1,000	1,052

Total Colorado		146,791

Connecticut [0.3%]
Tender Option Bond Trust Receipts, Ser 2016-XM0449, RB
Callable 06/01/26 @ 100
10.660%, 12/01/45(A) (C) (G)	3,335	4,984

Delaware [0.1%]
Delaware State, Economic Development Authority, Indian River Power Project, RB
Callable 10/01/20 @ 100
5.375%, 10/01/45	2,000	2,067

District of Columbia [0.2%]
Metropolitan Washington, Airports Authority, Dulles Toll Road Revenue, Ser B, RB
Callable 10/01/28 @ 100
6.500%, 10/01/44	2,000	2,676

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 35

schedule of investments
September 30, 2019
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Florida [5.6%]
Alachua County, Health Facilities Authority, East Ridge Retirement Village Project, RB
Callable 11/15/24 @ 100
6.250%, 11/15/44	$2,690	$2,347
Alachua County, Health Facilities Authority, East Ridge Retirement Village Project, RB
Callable 11/15/24 @ 100
6.000%, 11/15/34	2,500	2,241
Brevard County, Industrial Development Authority, TUFF Florida Tech Project, RB
Callable 11/01/19 @ 100
6.750%, 11/01/39	960	963
Capital Trust Agency, RB
Callable 01/01/29 @ 100
5.375%, 07/01/54(C)	1,500	1,580
Capital Trust Agency, RB
Callable 01/01/29 @ 100
5.125%, 07/01/39(C)	1,500	1,582
Capital Trust Agency, RB
Callable 06/15/26 @ 100
5.000%, 06/15/49(C)	4,030	4,231
Florida State, Capital Trust Agency, Silver Creek St. Augustine, RB
Callable 10/31/19 @ 100
6.848%, 01/01/35(A) (E)	815	815
Florida State, Capital Trust Agency, Silver Creek St. Augustine, RB
Callable 10/31/19 @ 100
5.750%, 01/01/50(E)	945	945
Florida State, Capital Trust Agency, Silver Creek St. Augustine, Ser A, RB
Callable 01/01/21 @ 103
8.250%, 01/01/44(E)	3,390	2,170
Florida State, Capital Trust Agency, Silver Creek St. Augustine, Ser A, RB
Callable 01/01/21 @ 103
8.250%, 01/01/49(E)	1,000	640
Florida State, Development Finance, RB, AMT
Callable 01/01/20 @ 105
6.500%, 01/01/49(A) (C)	9,500	8,823
Florida State, Development Finance, RB, AMT
Callable 05/01/22 @ 105
5.000%, 05/01/29(C)	1,000	1,104
Florida State, Development Finance, Renaissance Charter School Project, RB
Callable 06/15/25 @ 100
6.125%, 06/15/46(C)	4,930	5,410
Florida State, Development Finance, Renaissance Charter School Project, Ser A, RB
Callable 06/15/22 @ 100
6.125%, 06/15/43(C)	1,000	1,029
Florida State, Development Finance, Renaissance Charter School Project, Ser A, RB
Callable 06/15/24 @ 100
6.125%, 06/15/44	3,000	3,236
Florida State, Development Finance, Renaissance Charter School Project, Ser A, RB
Callable 06/15/24 @ 100
6.000%, 06/15/34	2,110	2,294
Florida State, Village Community Development District No. 10, SAB
Callable 05/01/23 @ 100
6.000%, 05/01/44	910	1,032
Florida State, Village Community Development District No. 12, SAB
Callable 05/01/26 @ 100
3.875%, 05/01/47	2,945	3,039
Jacksonville, Educational Facilities Revenue, Jacksonville University Project, Ser B, RB
Callable 06/01/28 @ 100
5.000%, 06/01/53(C)	1,000	1,092
Lakewood Ranch, Stewardship District, SAB
Callable 05/01/27 @ 100
5.250%, 05/01/37	1,815	1,996
Miami-Dade County, Educational Facilities Authority, Ser A, RB
Callable 04/01/28 @ 100
4.000%, 04/01/53	1,500	1,632

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 36

schedule of investments
September 30, 2019
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Miami-Dade County, Industrial Development Authority, Pinecrest Academy Project, RB
Callable 09/15/24 @ 100
5.250%, 09/15/44	$4,300	$4,681
Miami-Dade County, Industrial Development Authority, Youth CO-OP Charter Schools Project, Ser A, RB
Callable 09/15/25 @ 100
5.750%, 09/15/35(C)	1,605	1,690
Mid-Bay, Bridge Authority, Ser A, RB
Pre-Refunded @ 100
7.250%, 10/01/21(F)	5,200	5,793
Mid-Bay, Bridge Authority, Ser A, RB
Callable 10/01/25 @ 100
5.000%, 10/01/35	5,000	5,710
Osceola County, Finance Authority, Poinciana Parkway Project, Ser A, RB
Callable 10/01/24 @ 100
5.375%, 10/01/47	5,000	5,484
Palm Beach County, Health Facilities Authority, Sinai Residences Project, Ser A, RB
Callable 06/01/22 @ 102
7.500%, 06/01/49	2,000	2,252
Palm Beach County, Health Facilities Authority, Sinai Residences Project, Ser A, RB
Callable 06/01/22 @ 102
7.250%, 06/01/34	500	560
Saint Johns County, Industrial Development Authority, Presbyterian Retirement Project, Ser A, RB
Pre-Refunded @ 100
6.000%, 08/01/20(F)	3,000	3,114
Village Community Development District No. 12, SAB
Callable 05/01/28 @ 100
4.250%, 05/01/43(C)	2,500	2,666
Village Community Development District No. 12, SAB
Callable 05/01/28 @ 100
4.000%, 05/01/33(C)	1,500	1,602

Total Florida		81,753

Georgia [1.2%]
Atlanta, Department of Aviation, Ser A, RB
Callable 01/01/24 @ 100
5.000%, 01/01/31	2,500	2,842
Burke County, Development Authority, RB
2.925%, 11/01/53(A)	5,000	5,211
DeKalb County, Hospital Authority, Dekalb Medical Center Project, RB
Pre-Refunded @ 100
6.125%, 09/01/20(F)	1,000	1,042
Gainesville & Hall County, Development Authority, Riverside Military Academy, RB
Callable 03/01/27 @ 100
5.125%, 03/01/52	2,925	3,231
Gainesville & Hall County, Development Authority, Riverside Military Academy, RB
Callable 03/01/27 @ 100
5.000%, 03/01/47	500	552
Main Street Natural Gas, Ser A, RB
Callable 05/15/29 @ 100
5.000%, 05/15/43	600	713
Main Street Natural Gas, Ser A, RB
5.000%, 05/15/49	1,000	1,379
Rockdale County, Development Authority, Pratt Paper Project, RB, AMT
Callable 01/01/28 @ 100
4.000%, 01/01/38(C)	1,000	1,063
Savannah, Economic Development Authority, Marshes Skidaway Island Project, RB
Callable 01/01/24 @ 100
7.250%, 01/01/49	810	911

Total Georgia		16,944

Hawaii [0.1%]
Hawaii State, Department of Budget & Finance, 15 Craigside Project, Ser A, RB
Pre-Refunded @ 100
8.750%, 11/15/19(F)	2,055	2,073

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 37

schedule of investments
September 30, 2019
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Illinois [10.1%]
Aurora, Tax Increase Revenue, Ser A, RB
5.000%, 12/30/27	$1,000	$1,039
Bridgeview Village, Ser A, GO
Callable 12/01/25 @ 100
5.750%, 12/01/35	2,000	2,070
Bridgeview Village, Ser A, GO
Callable 06/01/24 @ 100
5.500%, 12/01/43	4,880	4,930
Chicago, Board of Education, Ser A, GO
Callable 12/01/28 @ 100
5.000%, 12/01/34	1,000	1,160
Chicago, Board of Education, Ser A, GO
Callable 12/01/28 @ 100
5.000%, 12/01/35	1,250	1,445
Chicago, Board of Education, Ser B, GO
Callable 12/01/27 @ 100
7.000%, 12/01/42(C)	5,000	6,393
Chicago, Board of Education, Ser D, GO
Callable 12/01/28 @ 100
5.000%, 12/01/46	2,000	2,261
Chicago, Board of Education, Ser G, GO
Callable 12/01/27 @ 100
5.000%, 12/01/34	2,000	2,289
Chicago, Midway International Airport, Ser B, RB
Callable 01/01/23 @ 100
5.000%, 01/01/35	2,000	2,196
Chicago, Midway International Airport, Ser B, RB
Callable 01/01/24 @ 100
5.000%, 01/01/35	3,000	3,372
Chicago, Ser A, GO
Callable 01/01/27 @ 100
6.000%, 01/01/38	9,000	10,738
Chicago, Ser A, GO
Callable 01/01/29 @ 100
5.500%, 01/01/49	5,000	5,845
Chicago, Ser A, GO
Callable 01/01/29 @ 100
5.000%, 01/01/44	1,500	1,693
Cook County, Ser A, GO
Callable 11/15/26 @ 100
5.000%, 11/15/30	2,050	2,420
Illinois State, Finance Authority, Admiral at Lake Project, RB
Callable 05/15/24 @ 103
5.250%, 05/15/42	3,000	3,153
Illinois State, Finance Authority, Admiral at Lake Project, Ser A, RB
Pre-Refunded @ 100
8.000%, 05/15/20(F)	4,000	4,160
Illinois State, Finance Authority, Admiral at Lake Project, Ser A, RB
Pre-Refunded @ 100
8.000%, 05/15/20(F)	1,825	1,898
Illinois State, Finance Authority, Columbia College Chicago, Ser S, RB
Callable 12/01/25 @ 100
4.125%, 12/01/30	1,505	1,589
Illinois State, Finance Authority, Lutheran Home and Services Project, RB
Callable 05/15/22 @ 100
5.625%, 05/15/42	5,000	5,176
Illinois State, Finance Authority, Presence Health Network, Ser C, RB
Callable 02/15/27 @ 100
5.000%, 02/15/36	4,535	5,411
Illinois State, Finance Authority, Presence Health Network, Ser C, RB
Callable 02/15/27 @ 100
5.000%, 02/15/41	1,000	1,179
Illinois State, Finance Authority, Roosevelt University Project, RB
Pre-Refunded @ 100
6.500%, 10/01/19(F)	3,445	3,445
Illinois State, Finance Authority, Roosevelt University Project, RB
Pre-Refunded @ 100
6.250%, 10/01/19(F)	1,000	1,000
Illinois State, Finance Authority, Wesleyan University, RB
Callable 09/01/26 @ 100
4.000%, 09/01/41	6,640	7,058
Illinois State, GO
Callable 05/01/24 @ 100
5.000%, 05/01/27	1,500	1,649

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 38

schedule of investments
September 30, 2019
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Illinois State, GO
Callable 11/01/26 @ 100
5.000%, 11/01/36	$5,000	$5,574
Illinois State, Housing Development Authority, Stonebridge Gurnee Project, Ser A, RB
Callable 01/01/26 @ 100
5.600%, 01/01/56(C)	2,500	2,501
Illinois State, Housing Development Authority, Stonebridge Gurnee Project, Ser A, RB
Callable 01/01/26 @ 100
5.450%, 01/01/46(C)	2,500	2,476
Illinois State, Ser A, GO
5.000%, 10/01/28	2,000	2,337
Illinois State, Ser A, GO
Callable 12/01/27 @ 100
5.000%, 12/01/34	5,000	5,674
Illinois State, Ser A, GO
Callable 01/01/22 @ 100
4.000%, 01/01/23	3,000	3,102
Illinois State, Ser D, GO
5.000%, 11/01/25	3,000	3,364
Illinois State, Ser D, GO
3.250%, 11/01/26	8,175	8,247
Milton Grove, Tax Increment Revenue, RB
5.000%, 01/01/39	2,000	2,027
Milton Grove, Tax Increment Revenue, RB
4.250%, 01/01/29	880	880
Romeoville Village, Lewis University, Ser B, RB
Callable 04/01/25 @ 100
4.125%, 10/01/41	1,250	1,294
Romeoville Village, Lewis University, Ser B, RB
Callable 04/01/25 @ 100
4.125%, 10/01/46	1,500	1,549
Sales Tax Securitization, RB
Callable 01/01/28 @ 100
5.000%, 01/01/30	1,000	1,187
Sales Tax Securitization, Ser A, RB
Callable 01/01/28 @ 100
5.000%, 01/01/31	1,000	1,180
Sales Tax Securitization, Ser A, RB
Callable 01/01/28 @ 100
5.000%, 01/01/32	1,000	1,176
Southern Illinois University, Ser B, RB
Callable 10/01/22 @ 100
5.000%, 04/01/26	2,105	2,228
Southwestern Illinois, Development Authority, Collinsville Project, RB
Callable 10/31/19 @ 100
5.350%, 03/01/31	75	55
State of Illinois, Ser D, GO
Callable 11/01/27 @ 100
5.000%, 11/01/28	3,000	3,426
University of Illinois, Ser B, COP
Callable 10/01/26 @ 100
5.000%, 10/01/27	1,500	1,823
Upper Illinois, River Valley Development Authority, RB
Callable 12/01/28 @ 100
5.000%, 12/01/43	2,000	2,286
Village of Bolingbrook, Special Service Area No. 1, SPL Tax
Callable 03/01/28 @ 100
5.250%, 03/01/41	3,500	3,675
Village of Gilberts, RB
5.000%, 11/15/34	3,250	3,523
Village of Hodgkins, Redevelopment Project Area #4, TA
Callable 01/01/27 @ 100
5.625%, 01/01/37	5,200	5,398

Total Illinois		148,551

Indiana [1.2%]
Allen County, Storypoint Fort Wayne Project, RB
Callable 01/15/24 @ 104
6.875%, 01/15/52(C)	1,265	1,389
Carmel, Barrington Carmel Project, Ser A, RB
Callable 11/15/22 @ 100
7.125%, 11/15/47(E)	1,170	70
Carmel, Barrington Carmel Project, Ser A, RB
Callable 11/15/22 @ 100
7.000%, 11/15/32(E)	643	38
Chesterton, Storypoint Chesterton Project, RB
Callable 01/15/24 @ 104
6.375%, 01/15/51(C)	2,100	2,257

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 39

schedule of investments
September 30, 2019
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Indiana State, Finance Authority, Republic Services Project, RB, AMT
1.400%, 05/01/34(A)	$1,500	$1,500
Indiana State, Finance Authority, Republic Services Project, RB, AMT
1.400%, 12/01/37(A)	1,500	1,500
Indianapolis, Ritter Affordable Assisted Living Project, RB
Callable 12/01/22 @ 102
6.900%, 12/01/33	4,000	4,127
Lafayette City, Finance Authority, Glasswater Creek Project, RB
Callable 07/01/26 @ 101
5.800%, 01/01/37	3,310	3,554
Terre Haute, Westminster Village Project, RB
Callable 08/01/22 @ 100
6.000%, 08/01/39	2,355	2,500

Total Indiana		16,935

Iowa [0.6%]
Iowa State, Finance Authority, Child Serve Project, Ser B, RB
Callable 06/01/25 @ 100
5.000%, 06/01/36	2,000	2,193
Iowa State, Finance Authority, RB
Callable 12/01/20 @ 103
3.125%, 12/01/22	750	761
Iowa State, Finance Authority, Ser A, RB
Callable 05/15/27 @ 100
5.000%, 05/15/43	2,000	2,268
Iowa State, Tobacco Settlement Authority, Ser C, RB
Callable 10/31/19 @ 100
5.625%, 06/01/46	1,665	1,665
Iowa State, Tobacco Settlement Authority, Ser C, RB
Callable 10/31/19 @ 100
5.500%, 06/01/42	1,180	1,180

Total Iowa		8,067

Kansas [1.0%]
Kansas State, Development Finance Authority, Village Shalom Project, Ser A, RB
Callable 11/15/23 @ 104
5.500%, 11/15/38	500	542
Kansas State, Development Finance Authority, Village Shalom Project, Ser A, RB
Callable 11/15/23 @ 104
5.250%, 11/15/53	4,190	4,454
University of Kansas, Hospital Authority, Ser A, RB
Callable 03/01/27 @ 100
4.000%, 03/01/42	5,000	5,449
Wichita City, Masonic Home, Ser II-A, RB
Callable 12/01/26 @ 100
5.375%, 12/01/46	1,500	1,628
Wichita City, Masonic Home, Ser II-A, RB
Callable 12/01/26 @ 100
5.250%, 12/01/36	500	546
Wyandotte County-Kansas City Unified Government, RB
Callable 09/01/25 @ 100
5.750%, 09/01/32	1,880	2,068

Total Kansas		14,687

Kentucky [1.2%]
Kentucky Economic Development Finance Authority, Ser A, RB
Callable 08/01/29 @ 100
5.000%, 08/01/49	1,000	1,182
Kentucky State, Economic Development Finance Authority, Masonic Home Independent Living, RB
Callable 05/15/26 @ 100
5.000%, 05/15/46	2,500	2,659
Kentucky State, Economic Development Finance Authority, Masonic Home Independent Living, RB
Callable 05/15/26 @ 100
5.000%, 05/15/51	2,000	2,121

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 40

schedule of investments
September 30, 2019
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Kentucky State, Economic Development Finance Authority, Owensboro Medical Health System Project, Ser A, RB
Pre-Refunded @ 100
6.500%, 06/01/20(F)	$2,960	$3,058
Kentucky State, Economic Development Finance Authority, Owensboro Medical Health System Project, Ser A, RB
Pre-Refunded @ 100
6.375%, 06/01/20(F)	1,000	1,032
Kentucky State, Economic Development Finance Authority, Republic Services, Inc. Project, Ser 2010A, RB, AMT
1.400%, 04/01/31(A)	1,500	1,500
Kentucky State, Public Transportation Infrastructure Authority, Downtown Crossing Project, RB
Callable 07/01/23 @ 100
5.750%, 07/01/49	5,650	6,348

Total Kentucky		17,900

Louisiana [0.9%]
Juban Crossing, Economic Development District, General Infrastructure Project, Ser C, RB
Callable 03/15/25 @ 100
7.000%, 09/15/44(C)	5,665	5,809
Louisiana State, Local Government Environmental Facilities & Community Development Authority, Ser S, RB
Callable 06/01/25 @ 100
5.625%, 06/01/45	1,950	2,043
Louisiana State, Public Facilities Authority, Loyola University Project, RB
Callable 10/01/21 @ 100
5.000%, 10/01/41	5,000	5,235
Louisiana State, Public Facilities Authority, Pellets Project, RB, AMT
Callable 07/01/23 @ 100
10.500%, 07/01/39(E)	1,435	—
Louisiana State, Public Facilities Authority, Pellets Project, RB, AMT
7.000%, 07/01/24(C) (E)	1,319	—
Louisiana State, Public Facilities Authority, Pellets Project, Ser A, RB, AMT
Callable 07/01/24 @ 100
8.375%, 07/01/39(E)	3,474	—

Total Louisiana		13,087

Maine [0.1%]
Maine State, Financing Authority, Casella Waste Systems Project, RB, AMT
4.375%, 08/01/35(A) (C)	1,000	1,097

Maryland [1.1%]
Baltimore, Harbor Point Project, RB
Callable 06/01/26 @ 100
5.000%, 06/01/36	1,000	1,065
Howard County, Annapolis Junction Town Center Project, TA
Callable 02/15/24 @ 100
6.100%, 02/15/44	1,425	1,483
Howard County, Annapolis Junction Town Center Project, TA
Callable 02/15/24 @ 100
5.800%, 02/15/34	725	751
Howard County, Downtown Columbia Project, Ser A, TA
Callable 02/15/26 @ 100
4.500%, 02/15/47(C)	1,250	1,322
Howard County, Downtown Columbia Project, Ser A, TA
Callable 02/15/26 @ 100
4.375%, 02/15/39(C)	1,000	1,061
Prince George’s County, RB
Callable 07/01/28 @ 100
5.250%, 07/01/48(C)	2,000	2,218
Prince George’s County, RB
Callable 07/01/28 @ 100
5.125%, 07/01/39(C)	1,000	1,110
Westminster, Luther Village Millers Grant Project, RB
Callable 07/01/24 @ 100
6.250%, 07/01/44	3,780	4,229

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 41

schedule of investments
September 30, 2019
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Westminster, Luther Village Millers Grant Project, RB
Callable 07/01/24 @ 100
6.125%, 07/01/39	$750	$839
Westminster, Luther Village Millers Grant Project, RB
Callable 07/01/24 @ 100
6.000%, 07/01/34	1,205	1,353

Total Maryland		15,431

Massachusetts [0.8%]
Massachusetts State, Development Finance Agency, Emmanuel College, Ser A, RB
Callable 10/01/26 @ 100
5.000%, 10/01/36	2,305	2,669
Massachusetts State, Development Finance Agency, Emmanuel College, Ser A, RB
Callable 10/01/26 @ 100
4.000%, 10/01/46	4,120	4,341
Massachusetts State, Development Finance Agency, Ser A, RB
Callable 10/01/26 @ 100
5.000%, 10/01/43	2,000	2,284
Massachusetts State, Development Finance Agency, Ser A, RB
Callable 01/01/29 @ 100
5.000%, 07/01/44	500	595
Massachusetts State, Development Finance Agency, Western New England University, RB
Callable 09/01/28 @ 100
5.000%, 09/01/43	2,000	2,354

Total Massachusetts		12,243

Michigan [1.2%]
Detroit City, GO
Callable 04/01/28 @ 100
5.000%, 04/01/38	625	694
Michigan State, Finance Authority, Hospital Presbyterian Village, RB
Callable 11/15/25 @ 100
5.250%, 11/15/35	2,340	2,519
Michigan State, Finance Authority, Old Redford School Project, Ser A, RB
Callable 12/01/20 @ 100
6.500%, 12/01/40	3,745	3,785
Michigan State, Finance Authority, Public School Academy - Cesar Chavez Project, RB
Callable 02/01/20 @ 101
5.750%, 02/01/33	4,000	4,054
Michigan State, Public Educational Facilities Authority, Old Redford Project, Ser A, RB
Callable 10/31/19 @ 100
5.875%, 12/01/30	2,000	2,001
Michigan State, Tobacco Settlement Finance Authority, Ser A, RB
Callable 10/16/19 @ 100
5.125%, 06/01/22	2,290	2,294
Michigan State, Tobacco Settlement Finance Authority, Turbo Project, Ser A, RB
Callable 10/16/19 @ 100
6.875%, 06/01/42	2,000	2,025

Total Michigan		17,372

Minnesota [1.1%]
Anoka, Housing Revenue Authority, Homestead Project, RB
Callable 11/01/24 @ 103
4.750%, 11/01/35	3,000	3,226
Bethel City, RB
Callable 05/01/24 @ 102
4.500%, 05/01/49	2,500	2,553
Bethel, Senior Housing Revenue, Lodge at Lakes at Stillwater Project, RB
Callable 06/01/23 @ 102
5.250%, 06/01/58	2,840	3,011
Bethel, Senior Housing Revenue, Lodge at Lakes at Stillwater Project, RB
Callable 06/01/23 @ 102
5.000%, 06/01/48	1,000	1,055
Minneapolis State, Riverton Community Housing Project, RB
Callable 08/01/24 @ 102
5.000%, 08/01/53(C)	500	533

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 42

schedule of investments
September 30, 2019
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Minneapolis State, Riverton Community Housing Project, RB
Callable 08/01/24 @ 102
4.750%, 08/01/43(C)	$1,600	$1,697
Rochester, RB
Callable 05/15/28 @ 100
4.000%, 11/15/48	2,000	2,249
West Saint Paul, Walker Westwood Ridge Camp, RB
Callable 11/01/25 @ 100
5.000%, 11/01/49	1,150	1,222

Total Minnesota		15,546

Missouri [2.8%]
Blue Springs, Improvement Adams Farm Project, TA
Callable 06/01/24 @ 100
5.250%, 06/01/39	3,400	3,500
Hanley, Transportation Development, Eager Road Transportation Development District, Ser A, SAB
Callable 03/01/21 @ 100
4.000%, 03/01/42	1,000	1,004
Hanley, Transportation Development, Eager Road Transportation Development District, Ser A, SAB
Callable 03/01/21 @ 100
3.625%, 03/01/33	500	500
Hanley, Transportation Development, Eager Road Transportation Development District, Ser A, SAB
Callable 03/01/21 @ 100
3.000%, 03/01/26	500	497
Kansas City, Industrial Development Authority, Ser A, RB
Callable 04/01/26 @ 100
5.000%, 04/01/36(C)	1,000	1,047
Kansas City, Industrial Development Authority, Ser A, RB
Callable 04/01/26 @ 100
5.000%, 04/01/46(C)	1,150	1,189
Kirkwood, Industrial Development Authority, Aberdeen Heights Project, RB
Callable 05/15/27 @ 100
5.250%, 05/15/37	1,000	1,140
Kirkwood, Industrial Development Authority, Aberdeen Heights Project, RB
Callable 05/15/27 @ 100
5.250%, 05/15/42	1,000	1,127
Kirkwood, Industrial Development Authority, Aberdeen Heights Project, RB
Callable 05/15/27 @ 100
5.250%, 05/15/50	2,000	2,232
Kirkwood, Industrial Development Authority, Aberdeen Heights Project, Ser A, RB
Pre-Refunded @ 100
8.250%, 05/15/20(F)	3,000	3,126
Lees Summit, Industrial Development Authority, John Knox Village, Ser A, RB
Callable 08/15/24 @ 102
5.000%, 08/15/51	5,000	5,467
Poplar Bluff, Ser A, TA
Callable 11/01/23 @ 100
5.125%, 11/01/35(C)	5,000	5,091
St. Joseph, Industrial Development Authority, Living Community Saint Joseph Project, RB
Callable 10/31/19 @ 100
7.000%, 08/15/32	900	900
St. Louis County, Industrial Development Authority, Manchester Ballas Community, RB
Callable 09/01/24 @ 100
5.250%, 09/01/45(C)	3,000	3,069
St. Louis County, Industrial Development Authority, Manchester Ballas Community, RB
Callable 09/01/24 @ 100
5.000%, 09/01/38(C)	2,000	2,048
St. Louis County, Industrial Development Authority, Senior Living Facilities Friendship Village, RB
Callable 09/01/25 @ 103
5.125%, 09/01/48	2,000	2,273
St. Louis, Industrial Development Authority, Ballpark Village Development Project, RB
Callable 11/15/26 @ 100
4.375%, 11/15/35	2,250	2,444

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 43

schedule of investments
September 30, 2019
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
St. Louis, Industrial Development Authority, Ballpark Village Development Project, RB
Callable 11/15/26 @ 100
3.875%, 11/15/29	$1,315	$1,427
St. Louis, Industrial Development Authority, Innovation District Project, TA
Callable 05/15/24 @ 100
4.375%, 05/15/36	2,500	2,575

Total Missouri		40,656

Nebraska [0.5%]
Central Plains Energy Project, Project No. 3, RB
Callable 09/01/22 @ 100
5.250%, 09/01/37	1,000	1,093
Central Plains Energy Project, Project No. 3, RB
Callable 09/01/22 @ 100
5.000%, 09/01/42	5,500	5,968

Total Nebraska		7,061

Nevada [0.7%]
Clark County, Department of Aviation, Sub-Ser A-2, RB
Callable 07/01/24 @ 100
5.000%, 07/01/35	3,000	3,441
Las Vegas, Finance Authority, RB
Callable 06/15/21 @ 100
4.375%, 06/15/35(C)	3,500	3,458
Las Vegas, Special Improvement District No. 812, SAB
Callable 12/01/25 @ 100
5.000%, 12/01/35	1,000	1,093
Nevada State, Department of Business & Industry, Green-Fulcrum Sierra Biofuels, RB, AMT
Callable 12/15/27 @ 100
6.250%, 12/15/37(C)	100	116
Nevada State, Department of Business & Industry, Sumerset Academy, Ser A, RB
Callable 12/15/25 @ 100
5.000%, 12/15/35(C)	1,595	1,752
Nevada State, Department of Business & Industry, Sumerset Academy, Ser A, RB
Callable 12/15/25 @ 100
5.000%, 12/15/48(C)	1,000	1,078

Total Nevada		10,938

New Hampshire [0.1%]
New Hampshire, Business Finance Authority, Ser A, RB
Callable 07/01/25 @ 103
5.750%, 07/01/54(C)	1,250	1,370
New Hampshire, Business Finance Authority, Ser A, RB
Callable 07/01/25 @ 103
5.625%, 07/01/46(C)	500	548

Total New Hampshire		1,918

New Jersey [3.4%]
County of Essex New Jersey, Ser A, GO
Callable 09/01/27 @ 100
3.000%, 09/01/41	4,775	4,912
County of Essex New Jersey, Ser A, GO
Callable 09/01/27 @ 100
3.000%, 09/01/43	4,775	4,886
County of Essex New Jersey, Ser A, GO
Callable 09/01/27 @ 100
3.000%, 09/01/44	4,775	4,881
New Jersey State, Economic Development Authority, Continental Airlines Project, RB, AMT
Callable 08/20/22 @ 101
5.250%, 09/15/29	1,000	1,097
New Jersey State, Economic Development Authority, Port Newark Container, RB, AMT
Callable 10/01/27 @ 100
5.000%, 10/01/47	6,000	6,877
New Jersey State, Economic Development Authority, Ser A, RB
Callable 12/15/27 @ 100
5.000%, 06/15/42	1,155	1,313

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 44

schedule of investments
September 30, 2019
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
New Jersey State, Economic Development Authority, Ser A, RB
Callable 12/15/27 @ 100
5.000%, 06/15/47	$1,230	$1,391
New Jersey State, Transportation Trust Fund Authority, Ser A, RB
3.239%, 12/15/28(D)	4,000	3,136
New Jersey State, Transportation Trust Fund Authority, Ser BB, RB
Callable 12/15/28 @ 100
5.000%, 06/15/44	1,000	1,145
New Jersey State, Transportation Trust Fund Authority, Ser BB, RB
Callable 12/15/28 @ 100
4.000%, 06/15/44	1,000	1,045
New Jersey State, Transportation Trust Fund Authority, Ser S, RB
Callable 12/15/28 @ 100
5.250%, 06/15/43	15,000	17,583
New Jersey State, Transportation Trust Fund Authority, Ser S, RB
Callable 12/15/28 @ 100
5.000%, 06/15/46	1,000	1,142

Total New Jersey		49,408

New Mexico [0.4%]
Lower Petroglyphs, Public Improvement District, RB
Callable 10/01/27 @ 100
5.000%, 10/01/33	500	544
Lower Petroglyphs, Public Improvement District, RB
Callable 10/01/27 @ 100
5.000%, 10/01/38	500	536
Lower Petroglyphs, Public Improvement District, RB
Callable 10/01/27 @ 100
5.000%, 10/01/48	1,750	1,861
New Mexico State, Hospital Equipment Loan Council, RB
Callable 07/01/22 @ 100
5.500%, 07/01/42	3,110	3,366

Total New Mexico		6,307

New York [4.2%]
Nassau County, Industrial Development Agency, Amsterdam at Harborside, Ser A, RB
Callable 01/01/25 @ 101
6.700%, 01/01/49	4,789	4,777
Nassau County, Industrial Development Agency, Amsterdam at Harborside, Ser C, RB
Callable 10/31/19 @ 100
2.000%, 01/01/49 (E)	1,728	281
Nassau County, Tobacco Settlement, RB
Callable 10/16/19 @ 100
5.125%, 06/01/46	1,345	1,344
New York City, Sub-Ser 1, GO
Callable 11/20/19 @ 100
1.750%, 03/01/40(A)	400	400
New York City, Water & Sewer System, RB
Callable 11/20/19 @ 100
1.750%, 06/15/43(A)	3,200	3,200
New York Counties, Tobacco Trust IV, Ser A, RB
Callable 10/16/19 @ 100
5.000%, 06/01/45	5,800	5,800
New York State, Liberty Development, Bank of America Tower, RB
Callable 03/15/29 @ 100
2.800%, 09/15/69	1,000	1,017
New York State, Liberty Development, World Trade Center, RB
Callable 11/15/24 @ 100
5.000%, 11/15/44(C)	10,000	11,052
New York State, Transportation Development, American Airlines, RB, AMT
Callable 08/01/21 @ 100
5.000%, 08/01/26	3,000	3,154
New York State, Transportation Development, LaGuardia Airport Terminal B, RB, AMT
Callable 07/01/24 @ 100
5.000%, 07/01/41	1,500	1,667
Niagara, Area Development, Ser A, RB, AMT
Callable 07/01/23 @ 100
4.750%, 11/01/42(C)	4,750	5,030

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 45

schedule of investments
September 30, 2019
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Niagara, Tobacco Asset Securitization, RB
Callable 05/15/24 @ 100
5.250%, 05/15/34	$1,000	$1,078
Niagara, Tobacco Asset Securitization, RB
Callable 05/15/24 @ 100
5.250%, 05/15/40	1,000	1,071
Suffolk, Tobacco Asset Securitization, Ser C, RB
Callable 06/01/22 @ 100
6.625%, 06/01/44	6,000	6,329
TSASC, Ser A, RB
Callable 06/01/27 @ 100
5.000%, 06/01/41	2,000	2,233
TSASC, Sub-Ser, RB
Callable 06/01/27 @ 100
5.000%, 06/01/45	3,000	2,987
Westchester, Tobacco Asset Securitization, Ser B, RB
Callable 06/01/27 @ 100
5.000%, 06/01/41	2,485	2,731
Westchester, Tobacco Asset Securitization, Sub-Ser C, RB
Callable 06/01/27 @ 100
5.125%, 06/01/51	7,000	7,359

Total New York		61,510

North Carolina [0.1%]
North Carolina State, Department of Transportation, I-77 Hot Lanes Project, RB, AMT
Callable 06/30/25 @ 100
5.000%, 12/31/37	1,405	1,572

North Dakota [0.7%]
Burleigh County, Educational Facilities Revenue, Education Facilities, University of Mary Project, RB
Callable 04/15/26 @ 100
5.200%, 04/15/46	2,000	2,098
Grand Forks County, Red River Biorefinery Project, RB
Callable 09/15/28 @ 100
5.375%, 09/15/38(C)	2,000	1,945
Mandan, Public Facilities Authority, Park Facilities, Ser A, RB
Callable 09/01/24 @ 100
3.250%, 09/01/41	950	963
Ward County, Ser C, RB
Callable 06/01/28 @ 100
5.000%, 06/01/48	2,500	2,827
Ward County, Ser C, RB
Callable 06/01/28 @ 100
5.000%, 06/01/53	1,500	1,688

Total North Dakota		9,521

Ohio [5.8%]
Buckeye, Tobacco Settlement Financing Authority, Ser A-2, RB
Callable 10/16/19 @ 100
6.500%, 06/01/47	7,500	7,699
Buckeye, Tobacco Settlement Financing Authority, Ser A-2, RB
Callable 10/16/19 @ 100
5.875%, 06/01/30	6,870	6,886
Buckeye, Tobacco Settlement Financing Authority, Ser A-2, RB
Callable 10/16/19 @ 100
5.875%, 06/01/47	7,500	7,533
Buckeye, Tobacco Settlement Financing Authority, Ser A-2, RB
Callable 10/16/19 @ 100
5.750%, 06/01/34	14,340	14,361
Buckeye, Tobacco Settlement Financing Authority, Ser A-2, RB
Callable 10/16/19 @ 100
5.125%, 06/01/24	3,950	3,950
Butler County, Port Authority, Storypoint Fairfield Project, RB
Callable 01/15/24 @ 104
6.375%, 01/15/43(C)	500	542
Cuyahoga County, Hospital Revenue, Metrohealth System, RB
Callable 02/15/27 @ 100
5.250%, 02/15/47	3,800	4,379
Cuyahoga County, Hospital Revenue, Metrohealth System, RB
Callable 02/15/27 @ 100
5.000%, 02/15/52	5,000	5,625

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 46

schedule of investments
September 30, 2019
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Muskingum County, Hospital Facilities Authority, Genesis Healthcare Systems Project, RB
Callable 02/15/23 @ 100
5.000%, 02/15/33	$1,000	$1,081
Muskingum County, Hospital Facilities Authority, Genesis Healthcare Systems Project, RB
Callable 02/15/23 @ 100
5.000%, 02/15/44	1,000	1,072
Muskingum County, Hospital Facilities Authority, Genesis Healthcare Systems Project, RB
Callable 02/15/23 @ 100
5.000%, 02/15/48	4,000	4,278
Ohio State, Air Quality Development Authority, Pratt Paper Project, RB, AMT
Callable 01/15/28 @ 100
4.500%, 01/15/48(C)	4,250	4,604
Ohio State, Air Quality Development Authority, Pratt Paper Project, RB, AMT
Callable 01/15/28 @ 100
4.250%, 01/15/38(C)	1,800	1,946
Ohio State, Air Quality Development Authority, RB, AMT
Callable 07/01/29 @ 100
5.000%, 07/01/49(C)	7,500	8,278
Ohio State, Housing Finance Agency, Sanctuary at Springboro Project, RB
Callable 10/01/25 @ 101
5.450%, 01/01/38(C)	2,500	2,615
Southeastern Ohio, Port Authority, Memorial Health System Project, RB
Callable 12/01/22 @ 100
6.000%, 12/01/42	7,000	7,578
Toledo-Lucas County, Port Authority, Storypoint Waterville Project, RB
Callable 01/15/24 @ 104
6.375%, 01/15/51(C)	2,500	2,687

Total Ohio		85,114

Oklahoma [1.0%]
Oklahoma County, Finance Authority, Epworth Village Project, Ser A, RB
Callable 04/01/22 @ 100
5.125%, 04/01/42	4,000	3,817
Oklahoma State, Development Finance Authority, Inverness Village Community, RB
Callable 01/01/22 @ 100
6.000%, 01/01/32(E)	3,030	1,909
Oklahoma State, Development Finance Authority, RB
5.450%, 08/15/28	5,000	5,816
Oklahoma State, Development Finance Authority, RB
Callable 08/01/27 @ 100
5.000%, 08/01/47	4,000	2,360
Payne County, Economic Development Authority, Epworth Living at the Ranch, RB
Callable 11/01/26 @ 100
6.875%, 11/01/46(E)	3,843	32
Payne County, Economic Development Authority, Epworth Living at the Ranch, RB
Callable 11/01/26 @ 100
6.625%, 11/01/36(E)	1,664	14

Total Oklahoma		13,948

Pennsylvania [4.9%]
Allentown, Neighborhood Improvement Zone Development Authority, City Center Project, RB
Callable 05/01/28 @ 100
5.000%, 05/01/33(C)	500	584
Allentown, Neighborhood Improvement Zone Development Authority, City Center Project, RB
Callable 05/01/28 @ 100
5.000%, 05/01/42(C)	2,000	2,255
Allentown, Neighborhood Improvement Zone Development Authority, Sub-Ser, RB
Callable 05/01/28 @ 100
5.375%, 05/01/42(C)	3,000	3,364

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 47

schedule of investments
September 30, 2019
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Allentown, Neighborhood Improvement Zone Development Authority, Sub-Ser, RB
Callable 05/01/28 @ 100
5.125%, 05/01/32(C)	$1,000	$1,118
Berks County, Industrial Development Authority, RB
Callable 11/01/27 @ 100
4.000%, 11/01/47	8,345	8,936
Chester County, Industrial Development Authority, Woodlands at Graystone Project, RB
Callable 03/01/28 @ 100
5.125%, 03/01/48(C)	1,000	1,066
Chester County, Industrial Development Authority, Woodlands at Graystone Project, RB
Callable 03/01/28 @ 100
5.000%, 03/01/38(C)	525	561
Dauphin County, General Authority, Harrisburg University of Science and Technology Project, RB
Callable 10/15/27 @ 100
5.125%, 10/15/41(C)	7,285	8,130
Dauphin County, General Authority, RB
Callable 10/15/27 @ 100
5.000%, 10/15/34(C)	2,320	2,614
Delaware County, Industrial Development Authority, Covanta Project, RB
Callable 07/01/20 @ 100
5.000%, 07/01/43	2,500	2,550
DuBois, Hospital Authority, RB
Callable 01/15/28 @ 100
4.000%, 07/15/43	2,370	2,548
Franklin County, Industrial Development Authority, RB
Callable 12/01/25 @ 103
5.000%, 12/01/49	520	567
Franklin County, Industrial Development Authority, RB
Callable 12/01/25 @ 103
5.000%, 12/01/54	1,000	1,087
Pennsylvania State, Turnpike Commission, Convertible Capital Appreciation Project, Sub-Ser E, RB
Callable 12/01/27 @ 100
6.375%, 12/01/38	2,000	2,614
Pennsylvania State, Turnpike Commission, Ser A, RB
Callable 12/01/24 @ 100
5.000%, 12/01/33	1,500	1,735
Pennsylvania State, Turnpike Commission, Ser A, RB
Callable 12/01/29 @ 100
5.000%, 12/01/49	2,975	3,672
Pennsylvania State, Turnpike Commission, Sub-Ser A, RB, AGM
Callable 12/01/29 @ 100
4.000%, 12/01/49	10,000	11,103
Philadelphia, Authority for Industrial Development, Mariana Bracetti Academy, RB
Callable 12/15/21 @ 100
7.625%, 12/15/41	1,000	1,091
Philadelphia, Authority for Industrial Development, Mariana Bracetti Academy, RB
Callable 12/15/21 @ 100
7.150%, 12/15/36	2,280	2,470
Philadelphia, Hospitals & Higher Education Facilities Authority, Temple University Health Systems Project, Ser A, RB
Callable 07/01/22 @ 100
5.625%, 07/01/42	3,000	3,256
Philadelphia, RB
5.000%, 02/01/39	4,385	5,417
Pottsville, Hospital Authority, Schuykill Health System Project, RB
Pre-Refunded @ 100
6.500%, 07/01/24(C) (F)	3,000	3,711
Washington County, Redevelopment Authority, TA
Callable 01/01/28 @ 100
5.000%, 07/01/35	1,235	1,313

Total Pennsylvania		71,762

Rhode Island [0.3%]
Rhode Island State, Health & Educational Building, RB
Callable 05/15/26 @ 100
5.000%, 05/15/39	1,000	1,150

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 48

schedule of investments
September 30, 2019
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Tobacco Settlement Financing, Ser B, RB
Callable 10/16/19 @ 14
9.774%, 06/01/52(D)	$26,270	$3,262

Total Rhode Island		4,412

South Carolina [0.9%]
South Carolina State, Jobs-Economic Development Authority, The Woodlands at Furman, RB
Callable 11/15/24 @ 103
5.250%, 11/15/47	6,375	7,022
South Carolina State, Jobs-Economic Development Authority, The Woodlands at Furman, RB
Callable 11/15/24 @ 103
5.250%, 11/15/52	5,405	5,940

Total South Carolina		12,962

Tennessee [0.3%]
Chattanooga, Health Educational & Housing Facility Board, RB
Callable 10/01/25 @ 100
5.000%, 10/01/35	1,000	1,119
Johnson City, Health & Educational Facilities Board, Mountain States Health Alliance Project, RB
Pre-Refunded @ 100
6.000%, 07/01/20(F)	2,000	2,069
Nashville, Metropolitan Development & Housing Agency, RB
Callable 06/01/28 @ 100
5.125%, 06/01/36(C)	900	995
Nashville, Metropolitan Development & Housing Agency, RB
4.500%, 06/01/28(C)	650	706

Total Tennessee		4,889

Texas [9.2%]
Arlington, Higher Education Finance, Universal Academy Project, Ser A, RB
Callable 03/01/24 @ 100
7.125%, 03/01/44	2,300	2,414
Arlington, Higher Education Finance, Universal Academy Project, Ser A, RB
Callable 03/01/24 @ 100
7.000%, 03/01/34	400	421
Bexar County, Health Facilities Development, Army Retirement Residence Project, RB
Pre-Refunded @ 100
6.200%, 07/01/20(F)	3,250	3,366
Celina, Cambridge Crossing Public Improvement Project, SAB
Callable 09/01/28 @ 100
5.250%, 09/01/47(C)	500	522
Celina, Cambridge Crossing Public Improvement Project, SAB
Callable 09/01/28 @ 100
5.125%, 09/01/38(C)	1,500	1,570
Celina, Lakes at Mustang Ranch Public Improvement District Phase 1 Project, SAB
Callable 09/01/20 @ 103
5.875%, 09/01/40	600	621
Celina, Lakes at Mustang Ranch Public Improvement District Phase 1 Project, SAB
Callable 09/01/20 @ 103
5.500%, 09/01/32	250	259
Celina, Lakes at Mustang Ranch Public Improvement District Phase 1 Project, SAB
Callable 09/01/20 @ 103
5.375%, 09/01/28	350	363
Celina, Sutton Fields II Public Improvement Project, SAB
Callable 03/01/23 @ 103
7.250%, 09/01/45	475	497
Central Texas, Regional Mobility Authority, Sub-Ser, RB
Callable 01/01/23 @ 100
5.000%, 01/01/33	1,000	1,095
Central Texas, Regional Mobility Authority, Sub-Ser, RB
Callable 01/01/23 @ 100
5.000%, 01/01/42	1,000	1,085
Clifton, Higher Education Finance, Ser D, RB
Callable 08/15/25 @ 100
6.125%, 08/15/48	4,245	4,752

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 49

schedule of investments
September 30, 2019
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Grand Parkway, Transportation, Toll Revenue, Sub-Ser B, RB
Callable 10/01/23 @ 100
5.000%, 04/01/53	$2,000	$2,231
Houston, Airport System Revenue, United Airlines Project, RB, AMT
5.000%, 07/15/28	3,000	3,600
Houston, Airport System Revenue, United Airlines Project, RB, AMT
Callable 07/01/24 @ 100
5.000%, 07/01/29	3,000	3,362
Houston, Higher Education Finance, Cosmos Foundation Project, Ser A, RB
Pre-Refunded @ 100
6.875%, 05/15/21(F)	5,300	5,754
Leander, Oak Creek Public Improvement District, SAB
Callable 10/31/19 @ 103
5.875%, 09/01/44	475	482
Leander, Oak Creek Public Improvement District, SAB
Callable 10/31/19 @ 103
5.750%, 09/01/38	500	508
McLendon-Chisholm, Sonoma Public Improvement District Project, SAB
Callable 09/15/20 @ 103
5.500%, 09/15/40	375	390
McLendon-Chisholm, Sonoma Public Improvement District Project, SAB
Callable 09/15/20 @ 103
5.375%, 09/15/35	400	416
McLendon-Chisholm, Sonoma Public Improvement District Project, SAB
Callable 09/15/20 @ 103
5.125%, 09/15/28	500	520
Mission, Economic Development, RB, AMT
Callable 10/01/21 @ 105
4.625%, 10/01/31(C)	3,250	3,530
New Hope, Cultural Education Facilities Finance, Carillon LifeCare Community Project, RB
Callable 07/01/24 @ 102
5.000%, 07/01/36	1,250	1,299
New Hope, Cultural Education Facilities Finance, Carillon LifeCare Community Project, RB
Callable 07/01/24 @ 102
5.000%, 07/01/46	3,410	3,488
New Hope, Cultural Education Facilities Finance, E Grand Preparatory Academy, RB
Callable 08/15/21 @ 100
5.500%, 08/15/46	1,000	1,040
New Hope, Cultural Education Facilities Finance, E Grand Preparatory Academy, RB
Callable 08/15/21 @ 100
5.500%, 08/15/51	2,500	2,598
New Hope, Cultural Education Facilities Finance, Jubilee Academic Center Project, Ser A, RB
Callable 08/15/21 @ 100
5.000%, 08/15/36(C)	4,000	4,110
New Hope, Cultural Education Facilities Finance, RB
5.000%, 08/15/46	4,500	4,600
Newark, Higher Education Finance, Ser A, RB
Callable 08/15/25 @ 100
5.750%, 08/15/45(C)	1,700	1,933
Newark, Higher Education Finance, Ser A, RB
Callable 08/15/25 @ 100
5.500%, 08/15/35(C)	900	1,027
North Texas, Tollway Authority, Ser A, RB
Callable 01/01/29 @ 100
5.000%, 01/01/38	10,000	12,394
North Texas, Tollway Authority, Convertible Capital Appreciation Project, Ser C, RB
Pre-Refunded @ 100
0.000%-7.000%, 09/01/23-09/01/31(B) (F)	5,000	6,268
Port Arthur, Independent School District, Ser A, GO, PSF-GTD
Callable 02/15/29 @ 100
4.000%, 02/15/49	5,000	5,629
Sanger, Industrial Development Authority, Texas Pellets Project, Ser B, RB, AMT
Callable 07/01/22 @ 100
8.000%, 07/01/38(E)	4,950	1,237

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 50

schedule of investments
September 30, 2019
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Tarrant County, Cultural Education Facilities Finance, Buckingham Senior Living Community Project, RB
Callable 11/15/25 @ 100
5.500%, 11/15/45	$5,315	$3,720
Tarrant County, Cultural Education Facilities Finance, Buckingham Senior Living Community Project, RB
Callable 10/31/19 @ 100
4.500%, 11/15/21(E)	2,310	1,617
Tarrant County, Cultural Education Facilities Finance, Buckingham Senior Living Community Project, Ser Senior, RB
Callable 10/31/19 @ 100
5.750%, 11/15/37(E)	6,000	4,200
Tarrant County, Cultural Education Facilities Finance, Buckner Senior Living Ventana Project, Ser Senior, RB
Callable 05/15/27 @ 100
6.750%, 11/15/47	1,000	1,151
Tarrant County, Cultural Education Facilities Finance, Buckner Senior Living Ventana Project, Ser Senior, RB
Callable 05/15/27 @ 100
6.750%, 11/15/52	2,200	2,525
Tarrant County, Cultural Education Facilities Finance, Buckner Senior Living Ventana Project, Ser Senior, RB
Callable 05/15/27 @ 100
6.625%, 11/15/37	3,500	4,061
Tarrant County, Cultural Education Facilities Finance, C.C. Young Memorial Home Project, RB
Callable 02/15/27 @ 100
6.375%, 02/15/48	9,000	10,042
Tarrant County, Cultural Education Facilities Finance, Edgemere Project, Ser A-REF, RB
Callable 11/15/25 @ 100
5.000%, 11/15/45	2,750	2,845
Tarrant County, Cultural Education Facilities Finance, Northwest Senior Housing Edgemere Project, RB
Callable 05/15/27 @ 100
5.250%, 11/15/47	3,720	3,930
Temple, Ser A-REV, RB
Callable 08/01/25 @ 100
5.000%, 08/01/38(C)	2,000	2,194
Tender Option Bond Trust Receipts, Ser 2019-XM0722, GO
Callable 06/15/27 @ 100
10.520%, 06/15/42(A) (C)	3,330	5,391
Texas State, Private Activity Bond Surface Transportation, LBJ Infrastructure Project, Ser Senior, RB
Callable 06/30/20 @ 100
7.000%, 06/30/40	1,000	1,043
Texas State, Private Activity Bond Surface Transportation, NTE Mobility Project, Ser Senior, RB
Callable 12/31/19 @ 100
6.875%, 12/31/39	5,350	5,426
Texas State, Private Activity Bond Surface Transportation, SH 288 Toll Lanes Project, RB, AMT
Callable 12/31/25 @ 100
5.000%, 12/31/40	1,745	1,962
Texas State, Private Activity Bond Surface Transportation, SH 288 Toll Lanes Project, RB, AMT
Callable 12/31/25 @ 100
5.000%, 12/31/45	1,000	1,118
Texas State, Transportation Commission, RB
Callable 02/01/29 @ 73
4.549%, 08/01/36(D)	1,000	539

Total Texas		135,145

Vermont [0.1%]
Vermont State, Economic Development Authority, Casella Waste Systems Project, RB, AMT
4.625%, 04/01/36(A) (C)	1,000	1,138

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 51

schedule of investments
September 30, 2019
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Virgin Islands [0.4%]
Virgin Islands, Public Finance Authority, Ser Senior, RB
Callable 10/01/20 @ 100
5.000%, 10/01/25	$3,155	$3,165
Virgin Islands, Public Finance Authority, Sub-Ser, RB
Callable 10/31/19 @ 100
5.000%, 10/01/22	2,000	2,005

Total Virgin Islands		5,170

Virginia [1.2%]
Cherry Hill, Community Development Authority, Potomac Shores Project, SAB
Callable 03/01/25 @ 100
5.400%, 03/01/45(C)	2,000	2,111
Cherry Hill, Community Development Authority, Potomac Shores Project, SAB
Callable 03/01/25 @ 100
5.150%, 03/01/35(C)	1,000	1,055
Farmville, Industrial Development Authority, RB
Callable 01/01/29 @ 100
5.000%, 01/01/48	2,000	2,272
Lower Magnolia Green, Community Development Authority, SAB
Callable 03/01/25 @ 100
5.000%, 03/01/45(C)	4,010	4,152
Peninsula Town Center, Community Development Authority, RB
Callable 09/01/27 @ 100
5.000%, 09/01/37(C)	2,750	3,089
Peninsula Town Center, Community Development Authority, RB
Callable 09/01/27 @ 100
5.000%, 09/01/45(C)	3,700	4,096
Virginia State, Small Business Financing Authority, Elizabeth River Project, RB, AMT
Callable 07/01/22 @ 100
6.000%, 01/01/37	820	909

Total Virginia		17,684

Washington [0.9%]
Kalispel Tribe of Indians, Ser A, RB
Callable 01/01/28 @ 100
5.250%, 01/01/38(C)	400	444
Washington State, Health Care Facilities Authority, RB
Callable 01/01/28 @ 100
4.000%, 07/01/42	3,500	3,828
Washington State, Housing Finance Commission, Judson Park Project, RB
Callable 07/01/25 @ 102
5.000%, 07/01/38(C)	325	355
Washington State, Housing Finance Commission, Judson Park Project, RB
Callable 07/01/25 @ 102
5.000%, 07/01/48(C)	750	810
Washington State, Housing Finance Commission, Presbyterian Retirement Communities Northwest Projects, RB
Callable 01/01/25 @ 102
5.000%, 01/01/46(C)	4,330	4,788
Washington State, Housing Finance Commission, Rockwood Retirement Community Project, RB
Callable 01/01/24 @ 100
7.500%, 01/01/49(C)	2,000	2,298

Total Washington		12,523

West Virginia [0.1%]
West Virginia State, Economic Development Authority, Morgantown Energy, RB, AMT
2.875%, 12/15/26	1,470	1,484

Wisconsin [4.9%]
Hartford, Public Finance Authority, RB
Callable 09/01/24 @ 100
5.000%, 09/01/38(C)	1,580	1,699
Piedmont, Public Finance Authority, RB
Callable 06/15/29 @ 100
5.000%, 06/15/49	500	578

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 52

schedule of investments
September 30, 2019
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Pine Lake, Public Finance Authority, RB
Callable 03/01/25 @ 100
5.500%, 03/01/45(C)	$3,460	$3,747
Pine Lake, Public Finance Authority, RB
Callable 03/01/25 @ 100
5.250%, 03/01/35(C)	1,250	1,358
Public Finance Authority, Ser C, RB, Barclays Bank PLC
Callable 11/20/19 @ 100
1.790%, 10/01/49(A) (H)	5,800	5,800
Wisconsin State, Health & Educational Facilities Authority, Dickson Hollow Project, RB
Callable 10/01/22 @ 102
5.500%, 10/01/49	2,500	2,698
Wisconsin State, Health & Educational Facilities Authority, RB
Callable 04/01/27 @ 100
4.000%, 04/01/39	2,500	2,749
Wisconsin State, Health & Educational Facilities Authority, Woodland Hill Senior Housing Project, RB
Callable 12/01/22 @ 102
5.250%, 12/01/49	5,000	5,362
Wisconsin State, Public Finance Authority, Bancroft Neurohealth Project, RB
Callable 06/01/26 @ 100
5.125%, 06/01/48(C)	4,000	4,278
Wisconsin State, Public Finance Authority, Bancroft Neurohealth Project, RB
Callable 06/01/26 @ 100
5.000%, 06/01/36(C)	1,500	1,616
Wisconsin State, Public Finance Authority, Bancroft Neurohealth Project, RB
Callable 06/01/26 @ 100
4.625%, 06/01/36(C)	3,100	3,207
Wisconsin State, Public Finance Authority, Coral Academy Project, RB
Callable 07/01/24 @ 100
5.625%, 07/01/44	3,500	3,911
Wisconsin State, Public Finance Authority, Coral Academy Project, RB
Callable 07/01/24 @ 100
5.375%, 07/01/34	2,000	2,237
Wisconsin State, Public Finance Authority, Cornerstone Christian Project, RB
Callable 02/01/26 @ 100
5.000%, 02/01/36(C)	3,000	3,135
Wisconsin State, Public Finance Authority, Denver International Airport, RB, AMT
Callable 09/30/27 @ 100
5.000%, 09/30/49	2,000	2,060
Wisconsin State, Public Finance Authority, Las Ventanas Retirement Community Project, RB
Callable 10/01/20 @ 102
7.000%, 10/01/42	5,400	5,505
Wisconsin State, Public Finance Authority, National Gypsum, RB, AMT
Callable 08/01/26 @ 100
4.000%, 08/01/35	3,000	3,122
Wisconsin State, Public Finance Authority, Roseman University Health Sciences, RB
Callable 04/01/25 @ 100
5.875%, 04/01/45	6,000	6,694
Wisconsin State, Public Finance Authority, Senior Trips Obligation Group Project, Ser B, RB, AMT
Callable 07/01/22 @ 100
5.000%, 07/01/42	1,000	1,068
Wisconsin State, Public Finance Authority, Ser A, RB
Callable 06/15/25 @ 100
5.500%, 06/15/35(C)	3,000	3,148
Wisconsin State, Public Finance Authority, Ser A, RB
Callable 06/15/25 @ 100
5.500%, 06/15/45(C)	4,280	4,445
Wisconsin State, Public Finance Authority, Ser C, RB, AMT
5.000%, 07/01/22	890	934
Wisconsin State, Public Finance Authority, Ser E, RB, AMT
Callable 07/01/22 @ 100
5.000%, 07/01/23	2,825	3,001

Total Wisconsin		72,352

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 53

schedule of investments
September 30, 2019
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Puerto Rico [4.3%]
Puerto Rico Commonwealth, Aqueduct & Sewer Authority, Ser A, RB
Callable 07/01/22 @ 100
5.250%, 07/01/42	$9,000	$9,416
Puerto Rico, Sales Tax Financing Sales Tax Revenue, Ser A-1, RB
Callable 07/01/28 @ 30
5.171%, 07/01/51(D)	5,000	969
Puerto Rico, Sales Tax Financing Sales Tax Revenue, Ser A-2, RB
Callable 07/01/28 @ 100
4.784%, 07/01/58	10,587	10,985
Puerto Rico, Sales Tax Financing Sales Tax Revenue, Ser A-2, RB
Callable 07/01/28 @ 100
4.536%, 07/01/53	31	32
Puerto Rico, Sales Tax Financing Sales Tax Revenue, Ser A-2, RB
Callable 07/01/28 @ 100
4.329%, 07/01/40	11,186	11,354
Puerto Rico, Sales Tax Financing Sales Tax Revenue, Ser A-2-CONVERTED, RB
Callable 07/01/28 @ 100
4.329%, 07/01/40	8,263	8,366
Puerto Rico, Electric Power Authority, Ser TT-RSA-1, RB
Callable 10/31/19 @ 100
5.000%, 07/01/21(E)	5,240	4,179
Puerto Rico, Electric Power Authority, Ser A-RSA-1, RB
Callable 07/01/22 @ 100
5.000%, 07/01/42(E)	5,000	3,987
Puerto Rico, Sales Tax Financing Sales Tax Revenue, Ser A-1, RB
Callable 07/01/28 @ 41
6.594%, 07/01/46(D)	5,501	1,459
Puerto Rico, Sales Tax Financing Sales Tax Revenue, Ser A-1, RB
Callable 07/01/28 @ 100
5.000%, 07/01/58	5,167	5,447
Puerto Rico, Sales Tax Financing Sales Tax Revenue, Ser A-1, RB
Callable 07/01/28 @ 100
4.750%, 07/01/53	6,276	6,511
Puerto Rico, Sales Tax Financing Sales Tax Revenue, Ser A-1, RB
Callable 07/01/25 @ 100
4.500%, 07/01/34	228	244

Total Puerto Rico		62,949

Guam [0.7%]
Territory of Guam, GO, AMT
Callable 05/15/29 @ 100
5.000%, 11/15/31	500	587
Territory of Guam, Government Waterworks Authority, RB
Pre-Refunded @ 100
5.625%, 07/01/20(F)	2,000	2,065
Territory of Guam, Ser A, GO
Pre-Refunded @ 100
7.000%, 11/15/19(F)	5,000	5,034
Territory of Guam, Ser A, RB
Callable 12/01/26 @ 100
5.000%, 12/01/34	2,500	2,861

Total Guam		10,547

American Samoa [0.2%]
American Samoa, Economic Development Authority, Ser A, RB
Callable 09/01/25 @ 100
6.625%, 09/01/35	3,000	3,212

Total Municipal Bonds
(Cost $1,321,577)		1,375,447

Corporate Bonds [1.0%]
Electric Utilities [0.2%]
Talen Energy Supply
7.250%, 05/15/27(C)	3,000	3,049

Petroleum & Fuel Products [0.2%]
CNX Resources
7.250%, 03/14/27(C)	3,299	2,738

Steel & Steel Works [0.6%]
Big River Steel
7.250%, 09/01/25(C)	8,500	8,967

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 54

schedule of investments
September 30, 2019
City National Rochdale Municipal High Income Fund (concluded)

Description	Face Amount (000)/Shares	Value (000)
Waste Disposal [0.0%]
Covanta Holding
5.875%, 03/01/24	$564	$581

Total Corporate Bonds
(Cost $15,536)		15,335

Short-Term Investment** [2.9%]
SEI Daily Income Trust Government Fund, Cl F, 1.800%	41,751,878	41,752

Total Short-Term Investment
(Cost $41,752)		41,752

Repurchase Agreement [2.0%]
Barclays (I)
1.900%, dated 09/30/19, repurchased on 10/01/19, repurchase price $30,001,583 (collateralized by U.S. Treasury obligation, par value of $24,327,800, 3.375% 5/15/2044; with a total market value of $30,600,072)	30,000	30,000

Total Repurchase Agreement
(Cost $30,000)		30,000

Total Investments [99.8%]
(Cost $1,408,865)		$1,462,534

Percentages are based on Net Assets of $1,464,920 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2019.

(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.

(B)	Step Bonds – Represents the current rate, the step rate, the step date and the final maturity date.

(C)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2019, the value of these securities amounted to $280,968 (000), representing 19.2% of the Net Assets of the Fund.

(D)	Zero coupon security. The rate reported is the effective yield at time of purchase.

(E)	In default on interest payments. Rate shown represents the last coupon rate prior to default.

(F)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.

(G)

Represents an investment in a tender option bond residual interest certificate purchased in a secondary market transaction. The interest rate shown bears an inverse relationship to the interest rate on a tender option bond floating rate certificate. The interest rate disclosed reflects the rate in effect on September 30, 2019.

(H)	Securities are held in conjunction with a letter of credit from a major bank or financial institution.

(I)	Tri-party Repurchase Agreement.

AGM — Assured Guarantee Municipal

AMT — Alternative Minimum Tax (subject to)

Cl — Class

COP — Certificate of Participation

GO — General Obligation

PSF-GTD — Public Schools Fund Guarantee

RB — Revenue Bond

SAB — Special Assessment Board

Ser — Series

SPL Tax — Special Tax

TA — Tax Allocation

Amounts designated as “—” are either $0 or have been rounded to $0.

The following is a list of the inputs used as of September 30, 2019 is valuing the Fund’s investments and other financial instruments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$1,375,447	$—	$1,375,447
Corporate Bonds	—	15,335	—	15,335
Short-Term Investment	41,752	—	—	41,752
Repurchase Agreement	—	30,000	—	30,000
Total Investments in Securities	$41,752	$1,420,782	$—	$1,462,534

For the year ended September 30, 2019, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

Amounts designated as “—“ are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 55

schedule of investments
September 30, 2019
City National Rochdale Intermediate Fixed Income Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds [40.4%]
Communication Services [3.4%]
America Movil
3.125%, 07/16/22	$4,000	$4,103

Consumer Discretionary [6.4%]
Daimler Finance North America
2.611%, VAR ICE LIBOR USD 3 Month+0.430%, 02/12/21(A)	4,000	3,994
General Motors Financial
4.350%, 01/17/27	2,500	2,570
Hyundai Capital America
2.600%, 03/19/20(A)	1,000	1,000

Total Consumer Discretionary		7,564

Financials [18.6%]
American Express
2.782%, VAR ICE LIBOR USD 3 Month+0.650%, 02/27/23	3,805	3,812
Barclays
4.375%, 01/12/26	1,500	1,583
Capital One Financial
4.200%, 10/29/25	1,000	1,065
Citigroup
4.500%, 01/14/22	2,000	2,102
Credit Suisse Group Funding Guernsey
4.550%, 04/17/26	2,500	2,745
Jefferies Group
5.125%, 01/20/23	1,200	1,291
JPMorgan Chase
3.125%, 01/23/25	4,200	4,349
Lehman Brothers Holdings, MTN
7.000%, 09/28/37(B)	400	6
Morgan Stanley, MTN
3.750%, 02/25/23	4,000	4,182
Toronto-Dominion Bank, MTN
2.799%, VAR ICE LIBOR USD 3 Month+0.560%, 11/05/19	1,000	1,001

Total Financials		22,136

Health Care [3.2%]
AbbVie
2.850%, 05/14/23	2,500	2,543
Gilead Sciences
2.950%, 03/01/27	1,240	1,279

Total Health Care		3,822

Industrials [3.7%]
John Deere Capital, MTN
2.800%, 09/08/27	2,500	2,579
Penske Truck Leasing LP
4.250%, 01/17/23(A)	300	317
3.450%, 07/01/24(A)	1,500	1,559

Total Industrials		4,455

Information Technology [4.0%]
KLA-Tencor
4.650%, 11/01/24	2,500	2,753
Western Union
5.253%, 04/01/20	2,000	2,023

Total Information Technology		4,776

Real Estate [0.1%]
SITE Centers
4.625%, 07/15/22	79	83

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 56

schedule of investments
September 30, 2019
City National Rochdale Intermediate Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
Utilities [1.0%]
Korea Electric Power
6.750%, 08/01/27	$75	$97
National Fuel Gas
4.900%, 12/01/21	500	518
Puget Energy
6.000%, 09/01/21	500	532

Total Utilities		1,147

Total Corporate Bonds
(Cost $46,884)		48,086

Municipal Bonds [28.2%]
California [10.8%]
California State, Various Purpose, GO
3.500%, 04/01/28	6,000	6,545
San Jose, Redevelopment Agency Successor Agency, Ser A-T, TA
2.958%, 08/01/24	6,000	6,267

Total California		12,812

New York [17.4%]
New York City, Build America Bonds, GO
5.424%, 03/01/25	3,500	4,053
New York City, Transitional Finance Authority Future Tax Secured Revenue, Sub-Ser C-5, GO
Callable 05/01/28 @ 100
3.800%, 05/01/29	2,500	2,784
New York State, Sub-Ser D-2, GO
3.760%, 12/01/27	3,020	3,353
New York State, Urban Development, RB
3.100%, 03/15/24	5,000	5,227
New York State, Urban Development, Ser D-2, RB
Callable 09/15/27 @ 100
3.270%, 03/15/28	5,000	5,349

Total New York		20,766

Total Municipal Bonds
(Cost $31,256)		33,578

U.S. Treasury Obligations [18.4%]
U.S. Treasury Notes
3.125%, 11/15/28	3,350	3,761
2.625%, 01/31/26	8,700	9,227
2.000%, 08/31/21	5,300	5,333
1.625%, 03/15/20	650	649
1.125%, 06/30/21	3,000	2,970

Total U.S. Treasury Obligations
(Cost $21,202)		21,940

U.S. Government Mortgage-Backed Obligations [4.7%]
FHLMC, Pool 1B2677
4.882%, VAR ICE LIBOR USD 12 Month+1.900%, 01/01/35	2	3
FHLMC, Pool 1B2683
4.845%, VAR ICE LIBOR USD 12 Month+1.900%, 01/01/35	1	1
FHLMC, Pool 1B2692
4.651%, VAR ICE LIBOR USD 12 Month+1.770%, 12/01/34	4	4
FHLMC, Pool A93505
4.500%, 08/01/40	16	18
FHLMC, Pool A93996
4.500%, 09/01/40	24	26
FHLMC, Pool C03490
4.500%, 08/01/40	129	140
FHLMC, Pool C09015
3.000%, 10/01/42	137	141
FHLMC, Pool G02940
5.500%, 05/01/37	3	3
FHLMC, Pool G04222
5.500%, 04/01/38	6	7
FHLMC, Pool G04913
5.000%, 03/01/38	26	28
FHLMC, Pool G08003
6.000%, 07/01/34	8	9
FHLMC, Pool G11880
5.000%, 12/01/20	1	1
FHLMC, Pool G18124
6.000%, 06/01/21	1	1
FHLMC, Pool J19197
3.000%, 05/01/27	61	63
FHLMC, Pool Q08998
3.500%, 06/01/42	96	101
FHLMC, Pool Q10378
3.000%, 08/01/42	126	130
FNMA, Pool 252570
6.500%, 07/01/29	2	2

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 57

schedule of investments
September 30, 2019
City National Rochdale Intermediate Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
FNMA, Pool 253183
7.500%, 04/01/30	$—	$—
FNMA, Pool 253398
8.000%, 08/01/30	1	1
FNMA, Pool 254949
5.000%, 11/01/33	6	6
FNMA, Pool 255814
5.500%, 08/01/35	9	10
FNMA, Pool 303168
9.500%, 02/01/25	1	1
FNMA, Pool 725424
5.500%, 04/01/34	9	10
FNMA, Pool 735060
6.000%, 11/01/34	5	6
FNMA, Pool 735228
5.500%, 02/01/35	4	5
FNMA, Pool 735230
5.500%, 02/01/35	11	13
FNMA, Pool 745275
5.000%, 02/01/36	42	46
FNMA, Pool 745418
5.500%, 04/01/36	46	52
FNMA, Pool 827223
4.340%, VAR ICE LIBOR USD 12 Month+1.465%, 04/01/35	15	15
FNMA, Pool 844809
5.000%, 11/01/35	17	19
FNMA, Pool AD0454
5.000%, 11/01/21	—	—
FNMA, Pool AD8522
4.000%, 08/01/40	19	20
FNMA, Pool AE0828
3.500%, 02/01/41	177	186
FNMA, Pool AH0621
3.500%, 01/01/41	43	45
FNMA, Pool AJ1407
4.000%, 09/01/41	29	31
FNMA, Pool AJ7689
4.000%, 12/01/41	107	115
FNMA, Pool AK0971
3.000%, 02/01/27	56	58
FNMA, Pool AL5866
2.669%, 08/01/22	3,614	3,698
FNMA, Pool AO2970
3.000%, 05/01/42	120	124
FNMA, Pool AO4137
3.500%, 06/01/42	98	103
FNMA, Pool MA1277
2.500%, 12/01/27	58	58

Description	Face Amount (000)/Shares	Value (000)
GNMA, Pool G2 4696
4.500%, 05/20/40	$53	$58
GNMA, Pool G2 4747
5.000%, 07/20/40	20	23
GNMA, Pool G2 4923
4.500%, 01/20/41	33	36
GNMA, Pool G2 MA0155
4.000%, 06/20/42	79	84
GNMA, Pool G2 MA0392
3.500%, 09/20/42	102	108

Total U.S. Government Mortgage-Backed Obligations
(Cost $5,475)		5,609

Commercial Paper [2.1%]
Anheuser-Busch Inbev Worldwide(D)
2.265%, 10/07/19	2,500	2,499

Total Commercial Paper
(Cost $2,499)		2,499

Asset-Backed Securities [1.7%]
Bayview Financial Acquisition Trust, Ser 2007-A, Cl 1A2
6.205%, 05/28/37	10	10
Cityscape Home Equity Loan Trust, Ser 1997-C, Cl A4
7.500%, 07/25/28 (B)	5	3
Nissan Auto Lease Trust, Ser 2017-B, Cl A3
2.050%, 09/15/20	2,054	2,054

Total Asset-Backed Securities
(Cost $2,068)		2,067

Closed-End Fund [1.5%]
Stone Ridge Reinsurance Risk Premium Interval Fund	216,450	1,820

Total Closed-End Fund
(Cost $2,172)		1,820

Foreign Government Bond [0.9%]
Hashemite Kingdom of Jordan Government AID Bond
2.578%, 06/30/22	1,000	1,018

Total Foreign Government Bond
(Cost $1,000)		1,018

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 58

schedule of investments
September 30, 2019
City National Rochdale Intermediate Fixed Income Fund (continued)

Description	Shares/Face Amount (000)	Value (000)
Mortgage-Backed Obligations [0.7%]
Commercial Mortgage Trust, Ser 2012-CR2, Cl A4
3.147%, 08/15/45	$125	$128
GMACM Mortgage Loan Trust, Ser 2004-GH1, Cl A6
4.810%, 07/25/35	—	—
GS Mortgage Securities II, Ser 2012-GCJ9, Cl A3
2.773%, 11/10/45	273	278
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2013-LC11, Cl A5
2.960%, 04/15/46	150	154
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012-C6, Cl A4
2.858%, 11/15/45	232	236

Total Mortgage-Backed Obligations
(Cost $789)		796

Residential Mortgage-Backed Securities [0.0%]
RAAC, Ser 2004-SP1, Cl AI4
5.285%, 08/25/27(C)	—	—
Residential Asset Mortgage Products, Ser 2002-RS3, Cl AI5
5.572%, 06/25/32(C)	14	15
Residential Accredit Loans, Ser 2004-QS6, Cl A1
5.000%, 05/25/19	1	1

Total Residential Mortgage-Backed Securities
(Cost $16)		16

Short-Term Investment** [0.5%]
SEI Daily Income Trust Government Fund, Cl F, 1.800%	592,232	592

Total Short-Term Investment
(Cost $592)		592

Total Investments [99.1%]
(Cost $113,953)		$118,021

Percentages are based on Net Assets of $119,014 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2019.

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2019, the value of these securities amounted to $6,870 (000), representing 5.8% of the Net Assets of the Fund.

(B)	In default on interest payments. Rate shown represents the last coupon rate prior to default.

(C)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(D)	The rate reported is the effective yield at time of purchase.

AID — Agency for International Development

Cl — Class

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rates

LP — Limited Partnership

MTN — Medium Term Note

RB — Revenue Bond

Ser — Series

TA — Tax Allocation

USD — United States Dollar

VAR — Variable

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 59

schedule of investments
September 30, 2019
City National Rochdale Intermediate Fixed Income Fund (concluded)

The following is a list of the inputs used as of September 30, 2019 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$48,086	$—	$48,086
Municipal Bonds	—	33,578	—	33,578
U.S. Treasury Obligations	—	21,940	—	21,940
U.S. Government Mortgage-Backed Obligations	—	5,609	—	5,609
Commercial Paper	—	2,499	—	2,499
Asset-Backed Securities	—	2,067	—	2,067
Closed-End Fund	1,820	—	—	1,820
Foreign Government Bond	—	1,018	—	1,018
Mortgage-Backed Obligations	—	796	—	796
Residential Mortgage-Backed Securities	—	16	—	16
Short-Term Investment	592	—	—	592
Total Investments in Securities	$2,412	$115,609	$—	$118,021

For the year ended September 30, 2019, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

Amounts designated as “—“ are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 60

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund

Description	Face Amount (000)(1)	Value (000)
Corporate Bonds [37.3%]
Advertising Sales [0.0%]
Outfront Media Capital
5.625%, 02/15/24	$250	$257

Aerospace & Defense [0.2%]
TransDigm
6.000%, 07/15/22	950	964
TransDigm
6.500%, 07/15/24	250	258
6.500%, 05/15/25	1,825	1,894
TransDigm
6.250%, 03/15/26(A)	1,125	1,208
TransDigm
6.375%, 06/15/26	575	605
TransDigm UK Holdings
6.875%, 05/15/26	200	215

Total Aerospace & Defense		5,144

Agricultural [0.8%]
Aragvi Finance International DAC
12.000%, 04/09/24	15	16
MHP
8.250%, 04/02/20	16,026	16,330
MHP Lux
6.950%, 04/03/26	2,345	2,433
MHP Lux
6.250%, 09/19/29	10,000	9,646
Mriya Farming, MTN
2.000%-2.500%, 09/30/20- 12/31/25(A) (B) (C)	177	12
Mriya Recovery Certificates
0.000%, 12/31/49	3,224	35

Total Agricultural		28,472

Airlines [1.5%]
Avianca Holdings
8.375%, 05/10/20	40,649	38,820
EA Partners I
6.875%, 09/28/20	8,500	3,730
EA Partners II
6.750%, 06/01/21(D)	7,545	3,244
Gol Finance
8.875%, 01/24/22	3,869	3,912
Gol Finance
7.000%, 01/31/25	1,110	1,088

Total Airlines		50,794

Airport Develop/Maint [0.2%]
International Airport Finance
12.000%, 03/15/33	5,755	6,410

Apparel/Textiles [0.0%]
Hanesbrands
4.875%, 05/15/26(A)	250	264
William Carter
5.625%, 03/15/27(A)	125	134

Total Apparel/Textiles		398

Applications Software [0.1%]
Nuance Communications
6.000%, 07/01/24	750	784
Nuance Communications
5.625%, 12/15/26	700	740
SS&C Technologies
5.500%, 09/30/27(A)	1,800	1,881

Total Applications Software		3,405

Auto Rent & Lease [0.1%]
United Rentals North America
5.875%, 09/15/26	575	613
United Rentals North America
6.500%, 12/15/26	175	191

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 61

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
United Rentals North America
5.500%, 05/15/27	$900	$954
United Rentals North America
4.875%, 01/15/28	600	624
United Rentals North America
5.250%, 01/15/30	325	340

Total Auto Rent & Lease		2,722

Auto-Med and Heavy Duty Trks [0.0%]
JB Poindexter
7.125%, 04/15/26(A)	875	906

Automotive [0.0%]
BCD Acquisition
9.625%, 09/15/23(A)	350	358

Autoparts [0.3%]
Adient Global Holdings
4.875%, 08/15/26(A)	1,550	1,259
American Axle & Manufacturing
6.250%, 03/15/26	225	215
American Axle & Manufacturing
6.500%, 04/01/27	1,475	1,405
Dana Financing Luxembourg Sarl
5.750%, 04/15/25(A)	375	383
Dana Financing Luxembourg Sarl
6.500%, 06/01/26(A)	1,250	1,319
IHO Verwaltungs GmbH
4.750% cash/0% PIK, 09/15/26(A)	1,475	1,445
IHO Verwaltungs GmbH
6.000% cash/0% PIK, 05/15/27(A)	475	481
IHO Verwaltungs GmbH
6.375% cash/0% PIK, 05/15/29(A)	300	303
Panther BF Aggregator 2
6.250%, 05/15/26(A)	200	211
Panther BF Aggregator 2
8.500%, 05/15/27(A)	2,675	2,708

Total Autoparts		9,729

Banks [2.6%]
Absa Group
6.250%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+3.523%, 04/25/28	2,250	2,352
African Bank, MTN
6.000%, 02/08/20	320	320
African Bank, MTN
8.125%, 10/19/20	15,772	16,194
Agricola Senior Trust
6.750%, 06/18/20	1,900	1,933
Akbank T.A.S.
6.797%, VAR USD Swap Semi 30/360 5 Yr Curr+4.029%, 04/27/28	6,565	5,925
Akbank T.A.S., MTN
7.200%, VAR USD Swap Semi 30/360 5 Yr Curr+5.026%, 03/16/27	3,035	2,847
Banco BMG
8.875%, 08/05/20	400	414
Banco de Brasil
6.250%, VAR US Treas Yield Curve Rate T Note Const Mat 10 Yr+4.398%, 10/15/67	9,395	9,278
Banco Mercantil del Norte
6.875%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+5.035%, 10/06/67	2,515	2,534
Bank Nadra Via NDR Finance
8.250%, 06/22/17(D)	721	4
Credit Bank of Moscow Via CBOM Finance
7.500%, VAR USD Swap Semi 30/360 5 Yr Curr+5.416%, 10/05/27	8,565	7,751
Turkiye Garanti Bankasi
6.125%, VAR USD Swap Semi 30/360 5 Yr Curr+4.220%, 05/24/27	6,250	5,632
Turkiye Garanti Bankasi, MTN
4.750%, 10/17/19	7,400	7,400
Turkiye Is Bankasi
7.000%, VAR USD Swap Semi 30/360 5 Yr Curr+5.117%, 06/29/28	6,590	5,979
Turkiye Sinai Kalkinma Bankasi
5.125%, 04/22/20	579	580

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 62

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
Turkiye Vakiflar Bankasi TAO
8.125%, 03/28/24	$3,900	$3,981
Yapi ve Kredi Bankasi
5.125%, 10/22/19	6,409	6,413
Yapi ve Kredi Bankasi
5.500%, 12/06/22	770	737
Yapi ve Kredi Bankasi, MTN
5.850%, 06/21/24	2,610	2,481
Yapi ve Kredi Bankasi, MTN
8.250%, 10/15/24	5,000	5,199

Total Banks		87,954

Batteries/Battery Sys [0.1%]
Energizer Holdings
5.500%, 06/15/25(A)	175	181
Energizer Holdings
6.375%, 07/15/26(A)	300	321
Energizer Holdings
7.750%, 01/15/27(A)	1,075	1,198

Total Batteries/Battery Sys		1,700

Beauty Products [0.1%]
First Quality Finance
4.625%, 05/15/21(A)	800	800
First Quality Finance
5.000%, 07/01/25(A)	150	155
Walnut Bidco
9.125%, 08/01/24(A)	3,000	3,135

Total Beauty Products		4,090

Broadcasting & Cable [1.7%]
Altice
7.625%, 02/15/25(A)	1,250	1,303
Altice Financing
7.500%, 05/15/26	10,675	11,369
AMC Networks
5.000%, 04/01/24	1,475	1,519
AMC Networks
4.750%, 08/01/25	100	103
Cablevision Systems
5.875%, 09/15/22	950	1,024
CCO Holdings
5.250%, 09/30/22	700	708
CCO Holdings
5.125%, 02/15/23	1,275	1,296
5.125%, 05/01/27(A)	1,100	1,148
CCO Holdings
5.750%, 09/01/23	525	536
5.750%, 01/15/24	825	844
CCO Holdings
5.875%, 04/01/24(A)	325	339
5.875%, 05/01/27(A)	600	635
CCO Holdings
5.375%, 05/01/25(A)	250	259
CCO Holdings
5.500%, 05/01/26(A)	875	916
CCO Holdings
5.000%, 02/01/28(A)	900	930
CSC Holdings
5.125%, 12/15/21(A)	925	925
CSC Holdings
5.375%, 07/15/23(A)	450	462
CSC Holdings
5.250%, 06/01/24	875	941
CSC Holdings
7.750%, 07/15/25(A)	1,000	1,075
CSC Holdings
6.625%, 10/15/25(A)	625	669
CSC Holdings
5.500%, 05/15/26(A)	775	816
5.500%, 04/15/27	1,550	1,639
CSC Holdings
7.500%, 04/01/28(A)	675	760
CSC Holdings
5.750%, 01/15/30(A)	225	235
Diamond Sports Group
5.375%, 08/15/26(A)	600	623
Diamond Sports Group
6.625%, 08/15/27(A)	1,050	1,089
DISH DBS
5.875%, 11/15/24	1,525	1,512
DISH DBS
7.750%, 07/01/26	1,025	1,043
Gray Television
5.125%, 10/15/24(A)	450	466
Gray Television
5.875%, 07/15/26(A)	1,400	1,456
iHeartCommunications
6.375%, 05/01/26	69	74
iHeartCommunications
8.375%, 05/01/27	1,824	1,971
iHeartCommunications
5.250%, 08/15/27(A)	375	390
Nexstar Broadcasting
6.125%, 02/15/22(A)	650	658
Nexstar Broadcasting
5.875%, 11/15/22	400	409

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 63

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Nexstar Broadcasting
5.625%, 08/01/24(A)		$1,600	$1,665
Nexstar Escrow
5.625%, 07/15/27(A)		325	340
Scripps Escrow
5.875%, 07/15/27(A)		775	788
Sinclair Television Group
5.625%, 08/01/24(A)		1,075	1,106
Sinclair Television Group
5.875%, 03/15/26(A)		1,050	1,099
Sinclair Television Group
5.125%, 02/15/27(A)		500	502
Telegraph Columbus
3.875%, 05/02/25	EUR	1,000	1,040
Telenet Finance Luxembourg Notes Sarl
5.500%, 03/01/28(A)		1,800	1,885
Virgin Media Finance
6.000%, 10/15/24(A)		200	206
Virgin Media Finance
5.750%, 01/15/25(A)		500	515
Virgin Media Secured Finance
5.250%, 01/15/26(A)		2,025	2,075
Virgin Media Secured Finance
5.500%, 08/15/26(A)		400	420
VTR Finance
6.875%, 01/15/24		3,200	3,304
Ziggo Bond BV
5.875%, 01/15/25(A)		275	283
Ziggo Bond BV
6.000%, 01/15/27(A)		925	965
Ziggo BV
5.500%, 01/15/27(A)		1,325	1,381

Total Broadcasting & Cable			57,716

Building & Construction [0.3%]
CIMPOR Financial Operations BV
5.750%, 07/17/24		5,390	4,069
Cornerstone Building Brands
8.000%, 04/15/26(A)		1,375	1,353
Hillman Group
6.375%, 07/15/22(A)		1,125	1,055
HTA Group
9.125%, 03/08/22		1,490	1,557
Masonite International
5.750%, 09/15/26(A)		175	185
Standard Industries
6.000%, 10/15/25(A)		950	996
Standard Industries
5.000%, 02/15/27(A)		1,475	1,527
Yuksel Insaat
9.500%, 11/10/15(D)		22,594	678

Total Building & Construction			11,420

Building-Heavy Construct [1.7%]
Andrade Gutierrez International
11.000%, 08/20/21		51,608	51,415
11.000%, 08/20/21(A)		7,082	7,076
Odebrecht Finance
4.375%, 04/25/25(D)		500	50
Odebrecht Finance
5.250%, 06/27/29(D)		3,000	300
Odebrecht Finance
7.125%, 06/26/42(D)		2,591	259
Odebrecht Finance
7.500%, 12/14/67(D)		2,450	258

Total Building-Heavy Construct			59,358

Cable Satellite [0.1%]
CCO Holdings
4.750%, 03/01/30(A)		1,025	1,041
United Group
4.375%, 07/01/22	EUR	1,700	1,890

Total Cable Satellite			2,931

Chemicals [0.4%]
Alpha 2 BV
8.750% cash/0% PIK, 06/01/23(A)		425	422
Alpha 3
6.250%, 02/01/25(A)		1,525	1,533
Element Solutions
5.875%, 12/01/25(A)		900	940
Fire BC
4.750%, VAR Euribor 3 Month+4.750%, 09/30/24	EUR	805	888
Hexion
7.875%, 07/15/27(A)		750	737
PQ
5.750%, 12/15/25(A)		500	515
Starfruit Finco BV
8.000%, 10/01/26(A)		1,450	1,452

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 64

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Unigel Luxembourg
10.500%, 01/22/24		$2,125	$2,340
Unigel Luxembourg
8.750%, 10/01/26		3,000	2,995
8.750%, 10/01/26(A)		2,350	2,352

Total Chemicals			14,174

Circuit Boards [0.0%]
TTM Technologies
5.625%, 10/01/25(A)		850	850

Coal Mining [0.8%]
DTEK Finance
10.750% cash/0% PIK, 12/31/24		13,305	13,605
Eterna Capital Pte
8.000%, 12/11/22		5,724	4,127
Mongolian Mining
9.250%, 04/15/24		3,550	3,373
Mongolian Mining
0.000%, 10/01/67		7,787	4,440
New World Resources
8.000%, 04/07/20(D)	EUR	1,101	30
New World Resources
4.000% cash/0% PIK, 10/07/20(D)	EUR	380	6
Zhongrong International Resources
7.250%, 10/26/20		4,140	2,318

Total Coal Mining			27,899

Commercial Serv-Finance [0.1%]
Nexi Capital
4.125%, 11/01/23	EUR	980	1,096
Refinitiv US Holdings
6.250%, 05/15/26(A)		300	322
Refinitiv US Holdings
8.250%, 11/15/26(A)		1,975	2,180

Total Commercial Serv-Finance			3,598

Commercial Services [0.1%]
Nielsen Finance
5.000%, 04/15/22(A)		850	852
Nielsen Luxembourg SARL
5.000%, 02/01/25(A)		450	444
Sotera Health Topco
8.125% cash/0% PIK, 11/01/21(A)		1,275	1,277

Total Commercial Services			2,573

Computer Software [0.1%]
Rackspace Hosting
8.625%, 11/15/24(A)		1,750	1,610

Computer System Design & Services [0.2%]
Banff Merger Sub
9.750%, 09/01/26(A)		1,550	1,479
Dell International
7.125%, 06/15/24(A)		2,150	2,266
NCR
5.000%, 07/15/22		650	657
NCR
6.375%, 12/15/23		500	514
NCR
5.750%, 09/01/27(A)		300	311
Tempo Acquisition
6.750%, 06/01/25(A)		2,750	2,833

Total Computer System Design & Services			8,060

Computers-Memory Devices [0.0%]
Western Digital
4.750%, 02/15/26		600	617

Consumer Products & Services [0.1%]
Prestige Brands
5.375%, 12/15/21(A)		1,675	1,684
Prestige Brands
6.375%, 03/01/24(A)		1,675	1,742
Turkiye Sise ve Cam Fabrikalari
4.250%, 05/09/20		865	866

Total Consumer Products & Services			4,292

Containers & Packaging [0.7%]
ARD Finance
7.125% cash/0% PIK, 09/15/23		1,700	1,751
Ardagh Packaging Finance
6.000%, 02/15/25(A)		1,075	1,124
Ardagh Packaging Finance
5.250%, 08/15/27(A)		750	759
Berry Global
5.500%, 05/15/22		1,900	1,926

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 65

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Berry Global
6.000%, 10/15/22		$200	$203
Berry Global Escrow
4.875%, 07/15/26(A)		900	930
Berry Global Escrow
5.625%, 07/15/27(A)		525	544
Crown Americas
4.750%, 02/01/26		650	680
Crown Americas
4.250%, 09/30/26		75	78
Flex Acquisition
6.875%, 01/15/25(A)		2,825	2,577
Flex Acquisition
7.875%, 07/15/26(A)		1,100	1,009
Graphic Packaging International
4.750%, 07/15/27(A)		300	315
Greif
6.500%, 03/01/27(A)		200	212
Guala Closures
3.500%, VAR Euribor 3 Month+3.500%, 04/15/24	EUR	250	276
Mauser Packaging Solutions Holding
5.500%, 04/15/24(A)		950	976
Mauser Packaging Solutions Holding
7.250%, 04/15/25(A)		2,850	2,694
Owens-Brockway Glass Container
5.000%, 01/15/22(A)		125	129
Owens-Brockway Glass Container
5.375%, 01/15/25(A)		950	974
Owens-Brockway Glass Container
6.375%, 08/15/25(A)		550	583
Reynolds Group Issuer
5.750%, 10/15/20		1,599	1,602
Reynolds Group Issuer
7.000%, 07/15/24(A)		1,600	1,658
Sealed Air
4.875%, 12/01/22(A)		125	131
Sealed Air
5.125%, 12/01/24(A)		425	455
Trident TPI Holdings
9.250%, 08/01/24(A)		600	588
Trident TPI Holdings
6.625%, 11/01/25(A)		1,075	940
Trivium Packaging Finance BV
3.750%, 08/15/26	EUR	800	909
Trivium Packaging Finance BV
5.500%, 08/15/26(A)		250	263
Trivium Packaging Finance BV
8.500%, 08/15/27(A)		300	324

Total Containers & Packaging			24,610

Data Processing/Mgmt [0.1%]
Dun & Bradstreet
6.875%, 08/15/26(A)		425	463
Dun & Bradstreet
10.250%, 02/15/27(A)		1,975	2,185

Total Data Processing/Mgmt			2,648

Diagnostic Equipment [0.1%]
Avantor
6.000%, 10/01/24(A)		525	562
Avantor
9.000%, 10/01/25(A)		1,675	1,876
Ortho-Clinical Diagnostics
6.625%, 05/15/22(A)		2,450	2,393

Total Diagnostic Equipment			4,831

Disposable Medical Prod [0.1%]
Sotera Health Holdings
6.500%, 05/15/23(A)		2,275	2,323
Teleflex
5.250%, 06/15/24		275	283
Teleflex
4.875%, 06/01/26		675	704
Teleflex
4.625%, 11/15/27		125	131

Total Disposable Medical Prod			3,441

Distribution/Wholesale [0.2%]
American Builders & Contractors Supply
5.750%, 12/15/23(A)		200	206
American Builders & Contractors Supply
5.875%, 05/15/26(A)		1,500	1,571
Anixter
6.000%, 12/01/25		225	249

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 66

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Core & Main
6.125%, 08/15/25(A)		$1,450	$1,446
IAA
5.500%, 06/15/27(A)		200	211
KAR Auction Services
5.125%, 06/01/25(A)		700	724
Performance Food Group
5.500%, 10/15/27(A)		850	895
Resideo Funding
6.125%, 11/01/26(A)		600	633

Total Distribution/Wholesale			5,935

Diversified Minerals [0.0%]
Teck Resources
6.125%, 10/01/35		275	313

Diversified Operations [0.1%]
Amsted Industries
5.625%, 07/01/27(A)		300	317
Koppers
6.000%, 02/15/25(A)		1,675	1,676

Total Diversified Operations			1,993

Drugs [0.7%]
Bausch Health
5.500%, 03/01/23(A)		65	66
5.500%, 11/01/25(A)		425	445
Bausch Health
5.875%, 05/15/23(A)		368	373
Bausch Health
7.000%, 03/15/24(A)		425	447
Bausch Health
6.125%, 04/15/25(A)		2,300	2,383
Bausch Health
9.000%, 12/15/25(A)		875	982
Bausch Health
5.750%, 08/15/27(A)		275	297
Bausch Health
7.250%, 05/30/29(A)		575	628
Bausch Health Americas
9.250%, 04/01/26(A)		300	341
Bausch Health Americas
8.500%, 01/31/27(A)		1,125	1,262
Diocle Spa
3.875%, VAR Euribor 3 Month+3.875%, 06/30/26	EUR	315	349
Endo Dac
6.000%, 07/15/23(A)		410	252
6.000%, 02/01/25(A)		2,200	1,298
Mallinckrodt International Finance
5.625%, 10/15/23(A)		750	248
Mallinckrodt International Finance
5.500%, 04/15/25(A)		2,575	760
Teva Pharmaceutical Finance
6.150%, 02/01/36		4,580	3,435
Teva Pharmaceutical Finance Netherlands III BV
6.750%, 03/01/28		2,540	2,080
Teva Pharmaceutical Finance Netherlands III BV
4.100%, 10/01/46		12,400	7,827

Total Drugs			23,473

E-Commerce/Services [0.0%]
Go Daddy Operating
5.250%, 12/01/27(A)		300	316
Match Group
5.000%, 12/15/27(A)		725	752

Total E-Commerce/Services			1,068

Electric Utilities [1.3%]
AES Argentina Generacion
7.750%, 02/02/24		150	113
Calpine
5.875%, 01/15/24(A)		375	384
Calpine
5.750%, 01/15/25		1,275	1,297
Calpine
5.250%, 06/01/26(A)		175	181
Capex
6.875%, 05/15/24		55	40
Cometa Energia
6.375%, 04/24/35		3,383	3,611
Generacion Mediterranea
9.625%, 07/27/23		17,919	9,497
Genneia
8.750%, 01/20/22		5,296	3,297
NRG Energy
7.250%, 05/15/26		800	876
NRG Energy
6.625%, 01/15/27		625	677
NRG Energy
5.750%, 01/15/28		200	215

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 67

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
NRG Energy
5.250%, 06/15/29(A)		$600	$645
Pampa Energia
7.375%, 07/21/23		4,595	3,759
Pampa Energia
7.500%, 01/24/27		3,565	2,718
Stoneway Capital
10.000%, 03/01/27		26,293	15,579
Vistra Operations
5.500%, 09/01/26(A)		400	418
Vistra Operations
5.625%, 02/15/27(A)		800	842
Vistra Operations
5.000%, 07/31/27(A)		725	747

Total Electric Utilities			44,896

Electrical Products [0.1%]
WESCO Distribution
5.375%, 12/15/21		1,275	1,283
5.375%, 06/15/24		775	800

Total Electrical Products			2,083

Electric-Distribution [0.0%]
Comision Federal de Electricidad
8.180%, 12/23/27	MXN	14,360	669
Viridian Group FinanceCo
4.000%, 09/15/25	EUR	500	557

Total Electric-Distribution			1,226

Energy & Power [0.5%]
Enviva Partners
8.500%, 11/01/21		1,650	1,687
Rio Energy
6.875%, 02/01/25		20,234	9,427
6.875%, 02/01/25(A)		2,080	988
TerraForm Power Operating
4.250%, 01/31/23(A)		100	102
TerraForm Power Operating
6.625%, 06/15/25(A)		875	922
TerraForm Power Operating
5.000%, 01/31/28(A)		875	910
YPF Energia Electrica
10.000%, 07/25/26		3,013	2,087

Total Energy & Power			16,123
Enterprise Software/Serv [0.2%]
HNA Ecotech Panorama Cayman
8.000%, 04/15/21		105	93
Infor US
6.500%, 05/15/22		2,350	2,388
Informatica
7.125%, 07/15/23(A)		1,700	1,730
Riverbed Technology
8.875%, 03/01/23(A)		850	459
Sophia
9.000%, 09/30/23(A)		625	640

Total Enterprise Software/Serv			5,310

Entertainment & Gaming [0.6%]
Boyd Gaming
6.875%, 05/15/23		1,125	1,167
Boyd Gaming
6.375%, 04/01/26		300	318
Boyd Gaming
6.000%, 08/15/26		150	158
Caesars Resort Collection
5.250%, 10/15/25(A)		1,675	1,713
Eldorado Resorts
6.000%, 04/01/25		1,175	1,240
Gamenet Group
5.125%, VAR Euribor 3 Month+5.125%, 04/27/23	EUR	265	294
MGM Resorts International
6.000%, 03/15/23		500	551
MGM Resorts International
5.750%, 06/15/25		975	1,074
MGM Resorts International
4.625%, 09/01/26		250	261
MGM Resorts International
5.500%, 04/15/27		400	438
Mohegan Gaming & Entertainment
7.875%, 10/15/24(A)		1,025	981
Penn National Gaming
5.625%, 01/15/27(A)		600	618
Stars Group Holdings BV
7.000%, 07/15/26(A)		1,800	1,917
Station Casinos
5.000%, 10/01/25(A)		1,025	1,040

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 68

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Studio City
5.875%, 11/30/19		$8,220	$8,220
Sugarhouse HSP Gaming Prop Mezz
5.875%, 05/15/25(A)		675	663

Total Entertainment & Gaming			20,653

Export/Import Bank [0.1%]
Ukreximbank Via Biz Finance
9.750%, 01/22/25		2,070	2,200

Financial Services [0.6%]
Allied Universal Holdco
6.625%, 07/15/26(A)		275	291
Allied Universal Holdco
9.750%, 07/15/27(A)		2,475	2,579
Ally Financial
5.750%, 11/20/25		1,025	1,148
Amigo Luxembourg
7.625%, 01/15/24	GBP	350	419
Arrow Global Finance
3.750%, VAR Euribor 3 Month+3.750%, 03/01/26	EUR	500	545
Astana-Finance JSC
0.000%, 12/22/24(E)		147	—
Avolon Holdings Funding
5.125%, 10/01/23(A)		150	159
Cabot Financial Luxembourg II, MTN
6.375%, VAR Euribor 3 Month+6.375%, 06/14/24	EUR	700	791
Fondo MIVIVIENDA
7.000%, 02/14/24	PEN	1,406	463
Garfunkelux Holdco 3
8.500%, 11/01/22	GBP	2,300	2,658
Louvre Bidco SAS
4.250%, 09/30/24	EUR	2,200	2,434
Navient
5.875%, 10/25/24		1,150	1,158
Navient
6.750%, 06/25/25		600	619
6.750%, 06/15/26		200	205
Navient, MTN
6.125%, 03/25/24		425	441
Park Aerospace Holdings
5.250%, 08/15/22(A)		250	264
Park Aerospace Holdings
4.500%, 03/15/23(A)		150	155
Park Aerospace Holdings
5.500%, 02/15/24(A)		2,650	2,863
Quicken Loans
5.750%, 05/01/25(A)		2,400	2,475
Quicken Loans
5.250%, 01/15/28(A)		375	387
Russian Standard
13.000% cash/0% PIK, 10/27/22(D)		—	—

Total Financial Services			20,054

Food, Beverage & Tobacco [0.8%]
Ajecorp BV
6.500%, 05/14/22		3,095	2,952
B&G Foods
5.250%, 04/01/25		1,175	1,200
CEDC Finance International
10.000%, 12/31/22(A)		7,230	6,145
MARB BondCo
7.000%, 03/15/24		1,010	1,055
NBM US Holdings
7.000%, 05/14/26		6,200	6,522
NBM US Holdings
6.625%, 08/06/29(A)		2,640	2,709
Post Holdings
5.500%, 03/01/25(A)		275	288
Post Holdings
5.000%, 08/15/26(A)		1,950	2,022
Post Holdings
5.750%, 03/01/27(A)		900	954
Post Holdings
5.625%, 01/15/28(A)		575	610

Total Food, Beverage & Tobacco			24,457

Food-Catering [0.1%]
Aramark Services
5.125%, 01/15/24		1,075	1,110
Aramark Services
5.000%, 04/01/25(A)		625	645
5.000%, 02/01/28(A)		725	754

Total Food-Catering			2,509

Food-Wholesale/Distrib [0.0%]
US Foods
5.875%, 06/15/24(A)		1,450	1,494

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 69

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Gas-Distribution [0.1%]
AmeriGas Partners
5.500%, 05/20/25		$375	$402
AmeriGas Partners
5.875%, 08/20/26		650	713
AmeriGas Partners
5.750%, 05/20/27		925	997

Total Gas-Distribution			2,112

Hazardous Waste Disposal [0.0%]
Tervita Escrow
7.625%, 12/01/21(A)		925	940

Hotels and Motels [0.1%]
Hilton Domestic Operating
5.125%, 05/01/26		900	945
Hilton Domestic Operating
4.875%, 01/15/30(A)		375	396
Wyndham Hotels & Resorts
5.375%, 04/15/26(A)		475	498

Total Hotels and Motels			1,839

Human Resources [0.1%]
Team Health Holdings
6.375%, 02/01/25(A)		3,050	2,108

Instruments-Controls [0.0%]
Sensata Technologies
4.375%, 02/15/30(A)		225	225

Insurance [0.2%]
Ardonagh Midco 3
8.625%, 07/15/23(A)		675	651
HUB International
7.000%, 05/01/26(A)		3,850	3,955
USI
6.875%, 05/01/25(A)		1,825	1,852

Total Insurance			6,458

Internet Connectiv Svcs [0.1%]
United Group
4.875%, 07/01/24	EUR	1,150	1,303
United Group BV
4.125%, VAR Euribor 3 Month+4.125%, 05/15/25	EUR	1,500	1,643

Total Internet Connectiv Svcs			2,946

Investment Bank/Broker-Dealer [0.3%]
Banco BTG Pactual
4.000%, 01/16/20		9,123	9,123
NFP
6.875%, 07/15/25(A)		1,725	1,712

Total Investment Bank/Broker-Dealer			10,835

Mach Tools and Rel Products [0.0%]
Colfax
6.000%, 02/15/24(A)		250	265
Colfax
6.375%, 02/15/26(A)		200	215

Total Mach Tools and Rel Products			480

Machinery-General Indust [0.0%]
Stevens Holding
6.125%, 10/01/26(A)		425	452

Machinery-Pumps [0.0%]
Titan Acquisition
7.750%, 04/15/26(A)		900	844

Marine Services [0.5%]
Mersin Uluslararasi Liman Isletmeciligi
5.875%, 08/12/20		15,400	15,410

Medical Information Sys [0.0%]
IQVIA
5.000%, 10/15/26(A)		975	1,021
5.000%, 05/15/27(A)		325	341

Total Medical Information Sys			1,362

Medical Labs and Testing Srv [0.1%]
Charles River Laboratories International
5.500%, 04/01/26(A)		325	346
Eagle Holding II
7.750%, 05/15/22(A)		725	731
Envision Healthcare
8.750%, 10/15/26(A)		1,400	854

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 70

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
MEDNAX
6.250%, 01/15/27(A)		$775	$769
West Street Merger Sub
6.375%, 09/01/25(A)		2,050	1,886

Total Medical Labs and Testing Srv			4,586

Medical Products & Services [0.6%]
3AB Optique Developpement SAS
4.125%, VAR Euribor 3 Month+4.125%, 10/01/23	EUR	424	465
Acadia Healthcare
6.500%, 03/01/24		2,000	2,080
Bio City Development
8.000%, 07/06/18		1,000	110
CHS
6.875%, 02/01/22		750	569
CHS
6.250%, 03/31/23		1,025	1,018
CHS
8.625%, 01/15/24(A)		100	103
CHS
8.000%, 03/15/26(A)		400	399
HCA
5.875%, 05/01/23		825	907
5.875%, 02/15/26		675	755
5.875%, 02/01/29		350	393
HCA
5.000%, 03/15/24		875	955
HCA
5.375%, 02/01/25		1,975	2,158
5.375%, 09/01/26		150	165
HCA
5.625%, 09/01/28		425	474
HCA Healthcare
6.250%, 02/15/21		550	576
Hill-Rom Holdings
4.375%, 09/15/27(A)		150	153
RegionalCare Hospital Partners Holdings
9.750%, 12/01/26(A)		1,400	1,498
Surgery Center Holdings
6.750%, 07/01/25(A)		1,200	1,077
Tenet Healthcare
6.750%, 06/15/23		1,600	1,680
Tenet Healthcare
4.625%, 07/15/24		625	642
Tenet Healthcare
5.125%, 05/01/25		1,025	1,039
5.125%, 11/01/27(A)		550	569
Tenet Healthcare
7.000%, 08/01/25		325	329
Tenet Healthcare
4.875%, 01/01/26(A)		550	565

Total Medical Products & Services			18,679

Medical-HMO [0.1%]
Centene
5.375%, 06/01/26(A)		650	680
MPH Acquisition Holdings
7.125%, 06/01/24(A)		2,900	2,671
Polaris Intermediate
8.500% cash/0% PIK, 12/01/22(A)		675	574
WellCare Health Plans
5.375%, 08/15/26(A)		400	427

Total Medical-HMO			4,352

Medical-Outptnt/Home Med [0.0%]
Air Medical Group Holdings
6.375%, 05/15/23(A)		1,675	1,457

Medical-Whsle Drug Dist [0.0%]
Vizient
6.250%, 05/15/27(A)		200	215

Metal-Copper [0.5%]
First Quantum Minerals
7.000%, 02/15/21		655	660
7.000%, 02/15/21(A)		1,719	1,733
First Quantum Minerals
7.250%, 04/01/23		4,740	4,693
First Quantum Minerals
6.875%, 03/01/26		4,940	4,730
Freeport-McMoRan
3.875%, 03/15/23		1,425	1,436
Freeport-McMoRan
5.000%, 09/01/27		475	472
Freeport-McMoRan
5.250%, 09/01/29		400	399
Freeport-McMoRan
5.400%, 11/14/34		1,325	1,259

Total Metal-Copper			15,382

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 71

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Metal-Iron [0.8%]
Samarco Mineracao
4.125%, 11/01/22(D)		$11,439	$8,256
Samarco Mineracao
5.750%, 10/24/23(D) (F)		17,813	13,396
Samarco Mineracao
5.375%, 09/26/24(D)		9,644	7,208

Total Metal-Iron			28,860

Metals & Mining [0.0%]
Hudbay Minerals
7.250%, 01/15/23(A)		325	336
Hudbay Minerals
7.625%, 01/15/25(A)		975	988
TiZir
9.500%, 07/19/22(A)		225	236

Total Metals & Mining			1,560

Miscellaneous Business Services [0.0%]
Acosta
7.750%, 10/01/22(A)		1,550	70
Garda World Security
8.750%, 05/15/25(A)		1,250	1,284

Total Miscellaneous Business Services			1,354

Miscellaneous Manufacturing [0.1%]
Hilong Holding
7.250%, 06/22/20		2,550	2,556

Motion Pictures and Services [0.0%]
Entertainment One
4.625%, 07/15/26	GBP	600	802

Multi-line Insurance [0.1%]
Acrisure
8.125%, 02/15/24(A)		400	431
Acrisure
7.000%, 11/15/25(A)		1,275	1,188
Acrisure
10.125%, 08/01/26(A)		350	366

Total Multi-line Insurance			1,985

Office Automation and Equip [0.0%]
CDW
5.500%, 12/01/24		575	633
CDW
5.000%, 09/01/25		125	130
CDW
4.250%, 04/01/28		450	459

Total Office Automation and Equip			1,222

Oil-Field Services [0.1%]
Apergy
6.375%, 05/01/26		175	174
Archrock Partners
6.875%, 04/01/27(A)		1,050	1,114
SESI
7.125%, 12/15/21		625	426
SESI
7.750%, 09/15/24		1,375	777
USA Compression Partners
6.875%, 04/01/26		1,200	1,245
6.875%, 09/01/27(A)		600	619

Total Oil-Field Services			4,355

Paper & Related Products [0.1%]
Clearwater Paper
5.375%, 02/01/25(A)		2,075	1,987

Petroleum & Fuel Products [8.7%]
ADES International Holding
8.625%, 04/24/24		5,675	5,668
Antero Midstream Partners
5.375%, 09/15/24		1,300	1,170
Antero Midstream Partners
5.750%, 03/01/27(A)		250	208
5.750%, 01/15/28(A)		1,000	830
Antero Resources
5.625%, 06/01/23		325	281
Antero Resources
5.000%, 03/01/25		350	285
Ascent Resources Utica Holdings
10.000%, 04/01/22(A)		375	375
Ascent Resources Utica Holdings
7.000%, 11/01/26(A)		250	209
Berry Petroleum
7.000%, 02/15/26(A)		550	527
Callon Petroleum
6.125%, 10/01/24		1,155	1,137
Callon Petroleum
6.375%, 07/01/26		175	171

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 72

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
Carrizo Oil & Gas
6.250%, 04/15/23	$575	$545
Carrizo Oil & Gas
8.250%, 07/15/25	325	318
Centennial Resource Production
6.875%, 04/01/27(A)	650	648
Cheniere Corpus Christi Holdings
7.000%, 06/30/24	125	144
Cheniere Corpus Christi Holdings
5.875%, 03/31/25	825	918
Cheniere Corpus Christi Holdings
5.125%, 06/30/27	275	301
Cheniere Energy Partners
5.250%, 10/01/25	1,550	1,608
Cheniere Energy Partners
5.625%, 10/01/26	100	106
Cheniere Energy Partners
4.500%, 10/01/29(A)	575	589
Chesapeake Energy
7.000%, 10/01/24	575	413
Chesapeake Energy
8.000%, 01/15/25	325	235
8.000%, 06/15/27	925	629
CNX Midstream Partners
6.500%, 03/15/26(A)	1,450	1,338
Constellation Oil Services Holding
9.500%, 11/09/24	20,466	8,800
CrownRock
5.625%, 10/15/25(A)	1,600	1,610
CVR Refining
6.500%, 11/01/22	1,725	1,747
DNO
8.750%, 05/31/23(A)	9,100	9,287
DNO
8.375%, 05/29/24(A)	22,443	22,457
Endeavor Energy Resources
5.500%, 01/30/26(A)	75	78
Endeavor Energy Resources
5.750%, 01/30/28(A)	350	372
EP Energy
8.000%, 11/29/24(A)	925	342
Frontera Energy
9.700%, 06/25/23	8,785	9,345
Gulfport Energy
6.000%, 10/15/24	300	217
Gulfport Energy
6.375%, 05/15/25	675	479
6.375%, 01/15/26	225	158
HKN Energy
11.000%, 03/06/24	16,800	17,307
Holly Energy Partners
6.000%, 08/01/24(A)	1,625	1,696
Jagged Peak Energy
5.875%, 05/01/26	500	501
Laredo Petroleum
5.625%, 01/15/22	175	164
Laredo Petroleum
6.250%, 03/15/23	200	176
Latina Offshore
8.875%, 10/15/22(A)	26,224	23,274
Medco Oak Tree Pte
7.375%, 05/14/26	1,800	1,821
MPLX
6.250%, 10/15/22(A)	362	371
Nostrum Oil & Gas Finance
8.000%, 07/25/22	10,383	5,275
Nostrum Oil & Gas Finance BV
7.000%, 02/16/25	22,509	11,367
NuStar Logistics
6.000%, 06/01/26	400	433
NuStar Logistics
5.625%, 04/28/27	1,200	1,267
Oasis Petroleum
6.875%, 03/15/22	615	574
6.875%, 01/15/23	175	160
Oasis Petroleum
6.250%, 05/01/26(A)	325	263
Odebrecht Drilling Norbe VIII
7.350% cash/0% PIK, 12/01/26	16,477	9,845
Odebrecht Offshore Drilling Finance
7.720% cash/0% PIK, 12/01/26	3,296	862
Offshore Drilling Holding
8.375%, 09/20/20	35,575	10,940
Oilflow SPV 1 DAC
12.000%, 01/13/22	1,460	1,522
Oilflow SPV 1 DAC
12.000%, 01/13/22(A)	7,005	7,317
Oro Negro Drilling Pte
0.000%, (B)(E)	3,538	—

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 73

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Oro Negro Drilling Pte
7.500%, 01/24/19(A) (D)		$38,618	$15,447
Parsley Energy
5.375%, 01/15/25(A)		275	278
Parsley Energy
5.250%, 08/15/25(A)		275	279
Parsley Energy
5.625%, 10/15/27(A)		400	413
PDC Energy
6.125%, 09/15/24		450	449
PDC Energy
5.750%, 05/15/26		500	492
Petroamazonas EP
4.625%, 02/16/20		2,296	2,302
4.625%, 11/06/20		3,361	3,348
Petrobras Global Finance
6.875%, 01/20/40		2,825	3,270
Petrobras Global Finance
6.850%, 06/05/15		17,648	20,242
Petroleos de Venezuela
8.500%, 10/27/20		10,470	3,717
Petroleos de Venezuela
9.750%, 05/17/35(D)		8,689	760
Petroleos Mexicanos
6.375%, 02/04/21		142	148
Petroleos Mexicanos
7.190%, 09/12/24	MXN	13,000	575
Petroleos Mexicanos
6.500%, 03/13/27		4,070	4,239
Petroleos Mexicanos
7.690%, 01/23/50(A)		4,200	4,389
Petroleos Mexicanos, MTN
6.750%, 09/21/47		4,445	4,277
Precision Drilling
6.500%, 12/15/21		72	70
Precision Drilling
7.750%, 12/15/23		775	753
Precision Drilling
7.125%, 01/15/26(A)		200	185
Puma International Financing
5.000%, 01/24/26		5,635	5,339
QEP Resources
5.250%, 05/01/23		550	510
QEP Resources
5.625%, 03/01/26		350	302
Range Resources
5.000%, 03/15/23		250	219
Range Resources
4.875%, 05/15/25		847	699
ShaMaran Petroleum
12.000%, 07/05/23(A)		17,398	17,441
Shelf Drilling Holdings
8.250%, 02/15/25(A)		850	722
SM Energy
5.000%, 01/15/24		175	157
SM Energy
5.625%, 06/01/25		375	322
SM Energy
6.750%, 09/15/26		350	306
SM Energy
6.625%, 01/15/27		125	108
Southwestern Energy
7.750%, 10/01/27		625	545
SRC Energy
6.250%, 12/01/25		850	841
Summit Midstream Holdings
5.500%, 08/15/22		1,200	1,095
Summit Midstream Holdings
5.750%, 04/15/25		1,275	1,076
Sunoco
5.500%, 02/15/26		325	339
Sunoco
5.875%, 03/15/28		325	345
Targa Resources Partners
5.250%, 05/01/23		500	504
Targa Resources Partners
5.125%, 02/01/25		225	231
Targa Resources Partners
5.875%, 04/15/26		400	424
Targa Resources Partners
5.375%, 02/01/27		1,075	1,111
Targa Resources Partners
6.500%, 07/15/27(A)		150	164
Targa Resources Partners
5.000%, 01/15/28		600	607
TransMontaigne Partners
6.125%, 02/15/26		150	144
Ultra Resources
6.875%, 04/15/22(A)		225	16
Ultra Resources
7.125%, 04/15/25(A)		750	53
Whiting Petroleum
6.250%, 04/01/23		800	616
Whiting Petroleum
6.625%, 01/15/26		450	304
WPX Energy
5.250%, 09/15/24		200	203
5.250%, 10/15/27		150	151

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 74

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
YPF
8.500%, 03/23/21		$21,760	$19,009
8.500%, 07/28/25		3,130	2,456
YPF
8.750%, 04/04/24		7,630	6,333

Total Petroleum & Fuel Products			297,005

Precious Metals [0.0%]
Coeur Mining
5.875%, 06/01/24		975	975

Property/Casualty Ins [0.1%]
AmWINS Group
7.750%, 07/01/26(A)		1,225	1,317
AssuredPartners
7.000%, 08/15/25(A)		1,500	1,500
GTCR AP Finance
8.000%, 05/15/27(A)		225	231

Total Property/Casualty Ins			3,048

Publishing-Newspapers [0.1%]
TEGNA
6.375%, 10/15/23		1,125	1,159
TEGNA
5.500%, 09/15/24(A)		100	103
TEGNA
5.000%, 09/15/29(A)		650	659

Total Publishing-Newspapers			1,921

Quarrying [0.0%]
Compass Minerals International
4.875%, 07/15/24(A)		1,200	1,182

Radio [0.2%]
Cumulus Media New Holdings
6.750%, 07/01/26(A)		625	654
Entercom Media
7.250%, 11/01/24(A)		1,025	1,061
Entercom Media
6.500%, 05/01/27(A)		775	810
Sirius XM Radio
4.625%, 05/15/23(A)		400	407
4.625%, 07/15/24(A)		725	752
Sirius XM Radio
5.375%, 04/15/25(A)		1,100	1,140
5.375%, 07/15/26(A)		525	551
Sirius XM Radio
5.500%, 07/01/29(A)		350	374
Urban One
7.375%, 04/15/22(A)		450	439

Total Radio			6,188

Real Estate Investment Trusts [0.2%]
MGM Growth Properties Operating Partnership
5.625%, 05/01/24		425	466
Ryman Hospitality Properties
4.750%, 10/15/27(A)		300	309
Trust F
6.390%, 01/15/50		4,145	4,424

Total Real Estate Investment Trusts			5,199

Real Estate Oper/Develop [1.3%]
CFLD Cayman Investment
8.600%, 04/08/24		4,425	4,385
China Evergrande Group
7.500%, 06/28/23		5,295	4,395
China Evergrande Group
9.500%, 03/29/24		2,305	2,007
China Evergrande Group
8.750%, 06/28/25		5,255	4,243
Haya Finance 2017
5.125%, VAR Euribor 3 Month+5.125%, 11/15/22	EUR	450	436
Haya Finance 2017
5.250%, 11/15/22	EUR	1,845	1,774
IRSA Propiedades Comerciales
8.750%, 03/23/23		2,680	2,097
Kaisa Group Holdings
8.500%, 06/30/22		4,925	4,481
Kaisa Group Holdings
9.375%, 06/30/24		4,725	4,033
Ronshine China Holdings
8.750%, 10/25/22		1,508	1,518
Sunac China Holdings
7.950%, 10/11/23		6,885	6,746
Zhenro Properties Group
9.800%, 08/20/21		4,940	5,063
Zhenro Properties Group
8.650%, 01/21/23		2,285	2,235

Total Real Estate Oper/Develop			43,413

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 75

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Research and Development [0.1%]
Jaguar Holding II
6.375%, 08/01/23(A)		$3,575	$3,696

Resorts/Theme Parks [0.1%]
Six Flags Entertainment
5.500%, 04/15/27(A)		1,925	2,053

Retail [0.5%]
1011778 BC ULC
4.250%, 05/15/24(A)		375	386
1011778 BC ULC
5.000%, 10/15/25(A)		2,425	2,508
Albertsons
6.625%, 06/15/24		925	969
Albertsons
5.750%, 03/15/25		1,750	1,800
Albertsons
7.500%, 03/15/26(A)		525	584
Albertsons
5.875%, 02/15/28(A)		300	317
Beacon Roofing Supply
4.500%, 11/15/26(A)		200	202
eG Global Finance
4.375%, 02/07/25	EUR	770	814
Ferrellgas
6.500%, 05/01/21		450	382
Ferrellgas
6.750%, 01/15/22		775	656
6.750%, 06/15/23		725	611
Grupo Famsa
7.250%, 06/01/20		799	777
KFC Holding
5.000%, 06/01/24(A)		325	337
KFC Holding
5.250%, 06/01/26(A)		625	662
KFC Holding
4.750%, 06/01/27(A)		350	364
LSF10 Wolverine Investments SCA
5.000%, 03/15/24	EUR	500	559
Michaels Stores
8.000%, 07/15/27(A)		750	751
Party City Holdings
6.125%, 08/15/23(A)		1,650	1,679
Party City Holdings
6.625%, 08/01/26(A)		550	544
Suburban Propane Partners
5.500%, 06/01/24		725	739
Suburban Propane Partners
5.750%, 03/01/25		850	866
Suburban Propane Partners
5.875%, 03/01/27		525	537
Yum! Brands
4.750%, 01/15/30(A)		350	362

Total Retail			17,406

Rubber & Plastic [0.0%]
Goodyear Tire & Rubber
5.000%, 05/31/26		675	683
Goodyear Tire & Rubber
4.875%, 03/15/27		600	592

Total Rubber & Plastic			1,275

Rubber/Plastic Products [0.0%]
Gates Global
6.000%, 07/15/22(A)		1,399	1,394

Semi-Conductors [0.1%]
Entegris
4.625%, 02/10/26(A)		575	595
Qorvo
4.375%, 10/15/29(A)		475	478
Sensata Technologies
5.000%, 10/01/25(A)		75	80
Sensata Technologies UK Financing
6.250%, 02/15/26(A)		225	240
Tunghsu Venus Holdings
7.000%, 06/12/20		4,275	2,843

Total Semi-Conductors			4,236

Software Tools [0.1%]
RP Crown Parent
7.375%, 10/15/24(A)		1,850	1,924

Steel & Steel Works [1.0%]
ABJA Investment Pte
4.850%, 01/31/20		1,044	1,045
CSN Resources
6.500%, 07/21/20		11,310	11,523
CSN Resources
7.625%, 04/17/26		3,900	4,056
JSW Steel
4.750%, 11/12/19		3,400	3,396
JSW Steel
5.375%, 04/04/25		1,000	1,002
Metinvest BV
7.750%, 04/23/23		7,538	7,965

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 76

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Metinvest BV
8.500%, 04/23/26		$5,418	$5,775
Steel Dynamics
5.500%, 10/01/24		550	564

Total Steel & Steel Works			35,326

Telecommunication Equip [0.0%]
CommScope Technologies
6.000%, 06/15/25(A)		375	339

Telephones & Telecommunications [2.6%]
Altice France
7.375%, 05/01/26(A)		3,000	3,217
Altice France
8.125%, 02/01/27(A)		375	414
Axtel
6.375%, 11/14/24		2,465	2,545
C&W Senior Financing DAC
7.500%, 10/15/26		2,645	2,797
C&W Senior Financing DAC
6.875%, 09/15/27(A)		4,720	4,909
Digicel
6.000%, 04/15/21		19,265	13,678
Digicel Group One
8.250%, 12/30/22		5,839	3,503
Digicel Group Two
8.250%, 09/30/22(A)		5,506	1,184
Digicel Group Two
9.125% cash/0% PIK, 04/01/24(A)		7,512	789
Intelsat Jackson Holdings
5.500%, 08/01/23		875	816
Intelsat Jackson Holdings
8.000%, 02/15/24(A)		300	312
Intelsat Jackson Holdings
8.500%, 10/15/24(A)		900	907
Intelsat Jackson Holdings
9.750%, 07/15/25(A)		525	548
Liquid Telecommunications Financing
8.500%, 07/13/22		4,530	4,489
Matterhorn Telecom
3.125%, 09/15/26	EUR	900	1,000
Matterhorn Telecom
4.000%, 11/15/27	EUR	385	440
Maxcom Telecomunicaciones
8.000%, 06/15/20(D)		9,000	4,635
Oi
10.000% cash/0% PIK, 07/27/25		33,894	31,055
Sprint
7.875%, 09/15/23		2,450	2,691
Sprint
7.125%, 06/15/24		425	458
Sprint
7.625%, 02/15/25		1,250	1,375
7.625%, 03/01/26		300	331
Sprint Capital
6.875%, 11/15/28		1,350	1,472
Telecom Argentina
8.000%, 07/18/26		1,300	1,141
T-Mobile USA
6.500%, 01/15/24		700	726
6.500%, 01/15/26		400	430
T-Mobile USA
6.000%, 04/15/24		550	571
T-Mobile USA
6.375%, 03/01/25		750	777
T-Mobile USA
4.500%, 02/01/26		700	720
T-Mobile USA
4.750%, 02/01/28		325	340

Total Telephones & Telecommunications			88,270

Textile-Products [0.1%]
Prime Bloom Holdings
7.500%, 12/19/19		1,800	1,471
Prime Bloom Holdings
6.950%, 07/05/22		4,160	2,766

Total Textile-Products			4,237

Transportation Services [0.3%]
Alfa
6.875%, 03/25/44		405	476
KOC Holding
3.500%, 04/24/20		9,300	9,306
Sabre GLBL
5.375%, 04/15/23(A)		375	382
Viking Cruises
6.250%, 05/15/25(A)		325	340
Viking Cruises
5.875%, 09/15/27(A)		75	79
VOC Escrow
5.000%, 02/15/28(A)		500	516

Total Transportation Services			11,099

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 77

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
Water [0.0%]
Agua y Saneamientos Argentinos
6.625%, 02/01/23	$60	$20
Cia de Saneamento Basico do Estado de Sao Paulo
6.250%, 12/16/20	400	403

Total Water		423

Total Corporate Bonds
(Cost $1,345,263)		1,272,726

Loan Participations [24.4%]
Aerospace [0.8%]
Air Canada Term Loan B (2018)
2.000%, VAR LIBOR+2.000%, 10/06/23	935	937
American Airlines Inc 2017 Class B Term Loan
2.000%, VAR LIBOR+2.000%, 12/15/23	1,624	1,622
American Airlines Inc Term Loan B
2.000%, VAR LIBOR+2.000%, 04/28/23	3,652	3,645
American Airlines Inc Term Loan B (2017)
2.000%, VAR LIBOR+2.000%, 10/10/21	1,294	1,294
American Airlines Inc Term Loan B (2018)
1.750%, VAR LIBOR+1.750%, 06/27/25	530	524
Autokiniton US Holdings (L&W) Incremental Term Loan B(H)
5.750%, 05/17/25	880	838
Autokiniton US Holdings (L&W), Term Loan B
4.000%, VAR LIBOR+4.000%, 05/17/25	435	417
Ducommun Inc Term Loan B
4.000%, 11/21/25	1,782	1,782
MB Aerospace Term Loan
3.500%, VAR LIBOR+3.500%, 01/22/25	187	182
Science Applications International Corp (SAIC) Term Loan B (2018)
1.750%, VAR LIBOR+1.750%, 10/22/25	1,788	1,787
StandardAero (Dae) Initial Term B-1 Loans - USD Borrower
4.000%, 04/06/26	1,398	1,404
StandardAero (Dae) Initial Term B-2 Loans - CAD Borrower
4.000%, 04/06/26	752	755
TransDigm Inc. Term Loan E (2018)
2.500%, VAR LIBOR+2.500%, 05/31/25	3,040	3,025
TransDigm Inc. Term Loan F (2018)
2.500%, VAR LIBOR+2.500%, 06/09/23	2,149	2,142
TransDigm Inc. Term Loan G
2.500%, 08/16/24	184	183
WestJet Airlines Ltd. Term Loan
3.000%, 10/10/26(H)	2,120	2,135
WP CPP Holdings, Second Lien (2018)
7.750%, VAR LIBOR+7.750%, 05/03/26	405	401
WP CPP Holdings, Term B Loan
3.750%, VAR LIBOR+3.750%, 05/03/25	3,012	3,014

Total Aerospace		26,087

Automotive [0.3%]
Adient Global Holdings Ltd Term Loan B
4.250%, 05/03/24	1,421	1,396

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 78

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
APCOA Term Loan B
3.750%, VAR Euribor+3.750%, 03/08/24	EUR	2,000	$2,195
BCA Marketplace Term Loan B1
0.000%, 09/24/26(H)		$1,000	1,244
Caliber Collision (CH Hold) Term Loan B (2019)
3.500%, 02/15/26		933	937
Dana Term Loan B
2.250%, 02/28/26		570	572
Holley Purchaser Term Loan B
5.000%, VAR LIBOR+5.000%, 10/18/25		352	343
Power Solutions Term Loan B
3.750%, 04/30/26		3,000	3,281

Total Automotive			9,968

Beverage and Tobacco [0.0%]
Refresco (GBP) Term Loan B
4.768%, VAR LIBOR+4.000%, 12/13/24	EUR	1,000	1,227

Broadcast Radio and Television [0.2%]
NEP Europe Finco B.V. (EUR) Term Loan
3.500%, VAR Euribor+3.500%, 10/03/25	EUR	993	1,078
Technicolor Euro Term Loan
3.500%, VAR Euribor+3.500%, 12/06/23	EUR	4,500	4,411

Total Broadcast Radio and Television			5,489

Broadcasting [0.4%]
CBS Radio Inc. Term Loan B (2017)
2.750%, VAR LIBOR+2.750%, 11/17/24		823	823
Diamond Sports Group, LLC, Term Loan, 1st Lien
3.250%, 08/24/26		2,750	2,764
Gray Television, Inc. Term Loan B-2
2.500%, 02/03/24		950	951
Gray Television, Inc. Term Loan C
2.500%, 01/02/26		1,270	1,274
Nexstar Broadcasting Inc New Term Loan B
2.750%, 07/15/26		2,350	2,359
Nexstar Broadcasting Inc Term Loan A4 - Nexstar
1.500%, VAR LIBOR+1.750%, 10/24/23		921	912
Nexstar Broadcasting Inc Term Loan A4 - Shield
1.500%, 10/24/23		25	25
Nexstar Broadcasting Inc Term Loan B3 (2018) Mission
2.250%, VAR LIBOR+2.250%, 01/17/24		266	266
Nexstar Broadcasting Inc Term Loan B3 (2018) Nexstar
2.250%, VAR LIBOR+2.250%, 01/17/24		1,334	1,335
Quincy Newspapers Term Loan B
3.000%, VAR LIBOR+3.000%, 11/02/22		351	348
Sinclair Broadcasting Group Term Loan B-2 (600mm)
2.500%, 09/30/26		2,000	2,006
Univision Comm (fka Umbrella) 2017 Replacement Term Loan
2.750%, VAR LIBOR+2.750%, 03/15/24		2,149	2,087

Total Broadcasting			15,150

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 79

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Building and Development [0.1%]
Foncia Senior Facility B3
3.000%, VAR Euribor+3.250%, 07/28/23	EUR	1,482	$1,622
Stella Facility B
3.750%, 01/30/26		$1,000	1,098
Xella International S.A. Term Loan B
3.750%, VAR Euribor+4.000%, 02/02/24	EUR	1,889	2,041

Total Building and Development			4,761

Business Equipment and Services [1.3%]
Accelya (USD) Term Loan
7.113%, VAR LIBOR+4.250%, 03/29/24		2,000	1,992
AVS Group GmbH Term Loan
4.000%, 07/17/26		1,000	1,096
Civica Term Loan
5.598%, 10/10/24(G)	GBP	2,000	2,413
Colour Bidco (NGA UK) Term Loan B
6.285%, VAR LIBOR+5.250%, 11/22/24	GBP	1,500	1,715
Exact Software Term Loan B
4.250%, 04/10/26		1,000	1,102
Exclusive Group Term Loan
4.000%, VAR Euribor+4.000%, 07/04/25	EUR	1,000	1,078
First Names Group Term Loan B (EUR)
3.750%, VAR Euribor+3.750%, 03/07/25	EUR	2,000	2,130
INFOR (FKA LAWSON) Euro Tranche B-2 Term Loan
3.250%, VAR Euribor+2.250%, 02/01/22	EUR	1,952	2,134
Inspired Group Term B Loan 1st Lien
3.500%, 11/14/25		1,000	1,096
LGC Facility B4
3.250%, VAR Euribor+3.250%, 03/08/23	EUR	1,285	1,401
LGC Term Loan B5
4.000%, 03/08/23		1,000	1,097
OGF Term Loan B
3.500%, VAR Euribor+3.250%, 04/11/23	EUR	1,500	1,543
PlusServer Covenant-Lite Term Loan
3.750%, VAR Euribor+3.750%, 09/13/24	EUR	1,000	547
Proxiserve (aka Persea) Term Loan
3.750%, 02/27/26		1,000	1,097
QA Term Loan
5.509%, VAR LIBOR+4.750%, 07/26/24	GBP	3,000	3,670
Sector Alarm Term Loan B
3.500%, 06/05/26		1,000	1,099
Solera Euro Term Loan
3.250%, VAR Euribor+3.250%, 02/28/23	EUR	1,930	2,108
Techem Energy Metering Service GmbH Facility B3
3.500%, 07/31/25		2,957	3,252
Trescal Term Loan B
3.250%, VAR Euribor+3.250%, 03/14/25	EUR	1,000	1,068
Unit4 Term Loan B3
4.500%, 09/18/23		1,988	2,176
Universidad Europea Facility B
4.250%, 02/25/26		1,000	1,085
Verisure Term Loan B
3.500%, VAR Euribor+3.500%, 10/21/22	EUR	1,500	1,642
Webhelp Facility B2
3.500%, VAR Euribor+3.500%, 03/16/23(H)	EUR	1,000	1,096
Webhelp Facility B3
5.054%, VAR LIBOR+4.250%, 12/31/49	GBP	1,500	1,840

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 80

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Webhelp Term Loan B
0.000%, 07/31/26		$2,500	$2,739
ZPG (aka Zoopla) Term Loan B
5.213%, VAR LIBOR+4.750%, 06/06/25	EUR	2,000	2,374
3.500%, VAR Euribor+3.750%, 06/06/25	EUR	1,000	1,072

Total Business Equipment and Services			45,662

Cable & Satellite Television [0.3%]
DeltaFiber (Gamma Infrastructure III B.V.) Term Loan B
3.500%, 01/09/25		2,595	2,800
Melita Term Loan B
4.000%, 07/31/26		1,000	1,094
SFR (Numericable) Term Loan B-11 (EUR)
3.000%, VAR Euribor+3.000%, 06/22/25	EUR	2,444	2,650
Tele Columbus Facility A2
3.000%, VAR Euribor+3.000%, 10/15/24	EUR	1,248	1,297
Ziggo (Casema, Amsterdamse Beheer) Term Loan F
3.000%, VAR Euribor+3.000%, 04/15/25	EUR	3,000	3,286

Total Cable & Satellite Television			11,127

Cable/Wireless Video [1.2%]
Altice Financing Term Loan
2.750%, VAR LIBOR+2.750%, 01/06/26		2,487	2,419
Altice Financing Term Loan B (2017)
2.750%, VAR LIBOR+2.750%, 07/15/25		1,144	1,113
Atlantic Broadband Term Loan
2.250%, VAR LIBOR+2.375%, 01/04/25		2,308	2,308
Cable & Wireless Communications PLC (Sable) Term Loan B-4
3.250%, VAR LIBOR+3.250%, 01/31/26		2,987	2,997
Charter Comm Operating, LLC Term Loan B
2.000%, VAR LIBOR+2.000%, 04/30/25		6,814	6,851
CSC Holdings Inc. Delay Draw - B-5
2.500%, 04/15/27(H)		265	265
CSC Holdings Inc. Term Loan B (2017)
2.250%, VAR LIBOR+2.250%, 07/15/25		1,442	1,439
CSC Holdings Inc. Term Loan B-2
2.500%, VAR LIBOR+2.500%, 01/12/26		523	523
Intelsat Jackson Holdings Term Loan B3
3.750%, VAR LIBOR+3.750%, 11/27/23		1,830	1,834
Intelsat Jackson Holdings, Term Loan B4
4.500%, VAR LIBOR+4.500%, 01/02/24		325	329
Liberty Cablevision of Puerto Rico First Lien Term Loan
3.500%, VAR LIBOR+3.500%, 01/07/22		2,610	2,600
Liberty Cablevision of Puerto Rico Second Lien - 2014
6.750%, VAR LIBOR+6.750%, 07/07/23		864	851
Mediacom LLC, Term Loan N
1.750%, VAR LIBOR+1.750%, 02/15/24		1,114	1,116

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 81

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Radiate Holdco Term Loan B
3.000%, VAR LIBOR+3.000%, 02/01/24		$1,209	$1,204
Telenet Financing Term Loan AN
2.250%, VAR LIBOR+2.250%, 08/01/26		1,665	1,664
Virgin Media Invst Hlds Ltd Term Loan K
2.500%, VAR LIBOR+2.500%, 01/31/26		3,320	3,320
WideOpenWest Finance LLC Term Loan B (2017)
3.250%, VAR LIBOR+3.250%, 08/18/23		2,485	2,395
Ziggo B.V. Term Loan E
2.500%, VAR LIBOR+2.500%, 04/15/25		7,800	7,780

Total Cable/Wireless Video			41,008

Chemical/Plastics [0.3%]
Akzo (Starfruit Finco) Euro Term Loan B
3.750%, VAR Euribor+3.750%, 10/01/25	EUR	1,000	1,092
Allnex Tranche B-1 Term Loan
3.250%, VAR Euribor+3.250%, 06/02/23	EUR	1,441	1,504
FLINT(fka BASF) (aka ColourOz) 1L - Euro Term B2
5.581%, VAR LIBOR+3.000%, 09/03/21		2,446	2,051
FLINT(fka BASF) (aka ColourOz) 1L - Euro Term C
5.581%, VAR LIBOR+3.000%, 09/03/21		404	339
INEOS Enterprises Term Loan B
0.000%, 07/29/26(H)		1,000	1,089
Novacap Facility B
3.500%, VAR Euribor+3.500%, 04/28/23	EUR	2,180	2,335
Novacap Facility B3
3.500%, VAR Euribor+3.500%, 06/22/23	EUR	319	341
Oxea Term Loan
3.750%, VAR Euribor+3.750%, 09/27/24	EUR	1,500	1,634
Solenis Euro Term Loan
4.750%, VAR Euribor+4.250%, 12/18/23	EUR	990	1,081

Total Chemical/Plastics			11,466

Chemicals [1.5%]
AkzoNobel (Starfruit) Term Loan B
3.250%, VAR LIBOR+3.250%, 09/20/25		4,746	4,642
Alpha 3 (Atotech) Term Loan B-1
3.000%, VAR LIBOR+3.000%, 01/31/24		305	301
Ascend Performance Term Loan B (2019)
5.250%, 08/26/26		430	430
ASP Chromaflo Intermediate Holdings Second Lien
8.000%, VAR LIBOR+8.000%, 11/18/24		68	66
ASP Chromaflo Intermediate Holdings Term Loan B-1
3.500%, VAR LIBOR+3.500%, 11/20/23		433	420
ASP Chromaflo Intermediate Holdings Term Loan B-2
3.500%, VAR LIBOR+3.500%, 11/20/23		564	546

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 82

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Axalta Coating Systems US Holdings Term Loan B (2017)
1.750%, VAR LIBOR+2.000%, 06/01/24		$2,690	$2,689
Consolidated Energy Limited Term Loan B
2.500%, VAR LIBOR+2.500%, 05/07/25		1,221	1,182
Cyanco Intermediate 2 Corp. Term Loan
3.500%, VAR LIBOR+3.500%, 03/12/25		299	298
Element Solutions Term Loan B
2.250%, 01/31/26		640	642
Emerald Performance Materials, LLC Initial Term Loan (First Lien)
3.500%, VAR LIBOR+3.500%, 07/30/21		116	116
Emerald Performance Materials, LLC Second Lien
7.750%, VAR LIBOR+7.750%, 08/01/22		1,655	1,630
Ferro Corp, Term Loan B-1
2.250%, VAR LIBOR+2.250%, 02/14/24		770	769
Ferro Corp, Term Loan B-2
2.250%, VAR LIBOR+2.250%, 02/14/24		243	243
Ferro Corp, Term Loan B-3
2.250%, VAR LIBOR+2.250%, 02/14/24		238	238
Gemini HDPE LLC Term Loan B
2.500%, VAR LIBOR+2.500%, 08/07/24		1,768	1,766
HB Fuller Term Loan B
2.000%, VAR LIBOR+2.000%, 10/20/24		3,901	3,883
Ineos Enterprises Holdings Term Loan B
4.000%, 07/29/26		3,000	3,008
Ineos Group Holdings PLC Term Loan B
2.000%, VAR LIBOR+2.000%, 03/31/24		6,376	6,296
INEOS Styrolution Group GmbH Term Loan B (2024)
2.000%, VAR LIBOR+2.000%, 03/30/24		656	653
Kraton Polymers Term Loan B (2018)
2.500%, VAR LIBOR+2.500%, 03/05/25		2,406	2,400
Messer Industries Term Loan B
2.500%, 03/01/26		1,149	1,146
Minerals Technologies Inc. Term Loan B (2017)
2.250%, VAR LIBOR+2.250%, 02/14/24		2,086	2,085
Minerals Technologies Inc. Term Loan B-2 - Fixed TL
4.750%, VAR LIBOR+4.750%, 05/07/21		3,089	3,089
Momentive Performance Term Loan B
3.250%, 04/15/24		713	708
Natgasoline Term Loan B
3.500%, VAR LIBOR+3.500%, 10/31/25		248	248
New Arclin US Holdings Term Loan B (2018)
3.500%, VAR LIBOR+3.500%, 02/10/24		714	708
OXEA Corp Term B Loan
3.500%, VAR LIBOR+3.500%, 10/12/24	EUR	493	490
PQ Corporation Term Loan B
2.500%, VAR LIBOR+2.500%, 01/19/25		2,868	2,870

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 83

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Trinseo Materials Operating S.C.A (fka Styron), 2018 Refinancing Term Loans
2.000%, VAR LIBOR+2.000%, 09/09/24		$769	$764
Tronox Initial Dollar Term Loan
2.750%, VAR LIBOR+3.000%, 09/22/24		2,502	2,500
Univar Term Loan B-3
2.250%, VAR LIBOR+2.250%, 07/01/24		2,341	2,346
Vantage Specialty Chemicals Second Lien
8.250%, VAR LIBOR+8.250%, 10/26/25		790	703
Vantage Specialty Chemicals Term Loan B
3.500%, VAR LIBOR+3.500%, 10/26/24		624	572
Venator Term Loan B
3.000%, VAR LIBOR+3.000%, 08/08/24		500	489

Total Chemicals			50,936

Conglomerates [0.1%]
Socotec Term Loan (EUR)
3.500%, VAR Euribor+3.500%, 07/20/24	EUR	1,000	1,091
Socotec Term Loan (GBP)
5.098%, VAR LIBOR+4.250%, 07/20/24	EUR	1,000	1,221

Total Conglomerates			2,312

Consumer Durables [0.0%]
Justrite (Safety Products) Delay Draw
4.500%, 06/28/26		109	107
Justrite (Safety Products) Term Loan B
4.500%, 06/28/26		889	870

Total Consumer Durables			977

Consumer NonDurables [0.1%]
ABG Intermediate Term Loan B
3.500%, VAR LIBOR+3.500%, 09/29/24		1,362	1,357
Coty Inc Term B USD Loans
2.250%, 04/07/25		746	722
Herbalife (HLF) Term Loan B
3.250%, VAR LIBOR+3.250%, 08/18/25		317	317
Varsity Brands (Hercules Achievement) Term Loan B (2017)
3.500%, VAR LIBOR+3.500%, 12/15/24		459	444

Total Consumer NonDurables			2,840

Containers and Glass Products [0.2%]
Faerch Plast Term Loan B1
3.500%, VAR Euribor+3.250%, 07/24/24	EUR	2,500	2,692
IFCO Term Loan B
3.750%, 04/03/26		1,000	1,099
Multi-Color Corp Term Loan
5.000%, 06/18/26		1,000	1,089
Verallia Facility B4
2.750%, VAR Euribor+2.750%, 10/22/22	EUR	1,636	1,783
Weener Plastics Group Term Loan B
3.750%, VAR Euribor+3.750%, 06/20/25	EUR	1,500	1,639

Total Containers and Glass Products			8,302

Diversified Insurance [0.1%]
CEP II (2011) Term Loan B
4.250%, VAR Euribor+4.250%, 12/13/24	EUR	2,500	2,736

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 84

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
Diversified Media [0.9%]
Cineworld (Crown Finance) Incremental 2019 Term Loan
2.500%, 09/20/26(H)	$640	$638
Cineworld (Crown Finance) Term Loan B
2.250%, VAR LIBOR+2.500%, 02/07/25	975	968
Clear Channel Outdoor Holdings, Inc. Term Loan B
3.500%, 08/19/26	1,860	1,864
Creative Artist Agency LLC Term Loan B (2018)
3.000%, VAR LIBOR+3.000%, 02/15/24	367	369
Deluxe Entertainment Services Group Term Loan
5.500%, VAR LIBOR+5.500%, 02/28/20	1,155	127
EW Scripps Incremental Term Loan B
2.750%, 05/01/26	657	657
Formula One (Alpha Topco) Term Loan B (2018)
2.500%, VAR LIBOR+2.500%, 02/24/24	480	473
Harland Clarke Holdings Term Loan B7
4.750%, VAR LIBOR+4.750%, 11/03/23	9,750	7,581
Internet Brands (Micro Holdings Corp.) Second Lien
7.500%, VAR LIBOR+7.500%, 08/16/25	145	145
Internet Brands (Micro Holdings Corp.) Term Loan (2017)
3.750%, VAR LIBOR+3.750%, 08/16/24	1,316	1,305
Lamar Media Corp Term Loan B
1.750%, VAR LIBOR+1.750%, 02/16/25	655	657
Lions Gate Entertainment Term Loan A (2018)
1.750%, 03/20/23	995	977
Lions Gate Entertainment Term Loan B (2018)
2.250%, VAR LIBOR+2.250%, 03/20/25	2,507	2,498
MediArena Acquisition (Endemol) First Lien Term Loan
5.750%, VAR LIBOR+5.750%, 08/13/21	1,809	1,783
Meredith Corp Term Loan B
2.750%, VAR LIBOR+2.750%, 01/31/25	527	527
Merrill Communications LLC Term Loan - 2022
5.250%, VAR LIBOR+5.250%, 06/01/22	435	435
Merrill Communications LLC Term Loan B (2019)
5.000%, 09/26/26(B) (H)	460	457
Nielsen Finance LLC Term Loan B-4
2.000%, VAR LIBOR+2.000%, 10/04/23	2,443	2,441
Rovi Solutions Corporation Term Loan B
2.500%, VAR LIBOR+2.500%, 07/02/21	361	359
RR Donnelley & Sons Co Term Loan B
5.000%, VAR LIBOR+5.000%, 01/15/24	341	342
William Morris Endeavor Entertainment, LLC (IMG Worldwide Holdings, LLC), Term B-1 Loan, 1st Lien
2.750%, VAR LIBOR+2.750%, 05/16/25	5,817	5,639

Total Diversified Media		30,242

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 85

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Drugs [0.4%]
Aenova Facility B (Aenova Holding)
5.000%, VAR Euribor+4.000%, 07/10/20	EUR	1,318	$1,404
Aenova Facility B (Dragenopharm)
5.000%, VAR Euribor+4.000%, 09/29/20	EUR	316	337
Aenova Facility B (SwissCaps Holding)
5.000%, VAR Euribor+4.000%, 09/29/20	EUR	192	205
Aenova Facility B (Temmler)
5.000%, VAR Euribor+4.000%, 09/29/20	EUR	174	185
Ceva Sante Animale Term Loan B
4.750%, 03/27/26		$1,000	1,100
Cheplapharm Term Loan B3
4.000%, 07/14/25		2,500	2,752
Ethypharm Facility B1
5.598%, VAR LIBOR+4.750%, 07/21/23	GBP	1,000	1,225
HRA Term Loan
3.500%, VAR Euribor+3.500%, 07/31/24	EUR	2,000	2,094
Unilabs Term Loan B2
2.750%, VAR Euribor+2.750%, 04/19/24	EUR	2,500	2,724
Zentiva Term Loan B
4.000%, VAR Euribor+4.000%, 09/29/25	EUR	1,000	1,099

Total Drugs			13,125

Ecological services and equipment [0.1%]
Dummen Orange Term Loan B
3.500%, VAR Euribor+3.500%, 05/18/24	EUR	3,000	2,084

Electronics/Electric [0.3%]
Audiotonix Facility B2
7.101%, VAR LIBOR+4.500%, 03/22/24		1,223	1,217
Coherent Euro Term Loan
2.750%, VAR Euribor+2.000%, 08/01/23	EUR	1,089	1,194
Genesys (Greeneden) Tranche B-3 Euro Term Loan
3.500%, VAR Euribor+3.500%, 12/01/23	EUR	1,949	2,124
Industrial and Financial Systems, IFS AB Term Loan B
3.500%, VAR Euribor+3.500%, 07/25/24	EUR	2,000	2,178
Oberthur Technologies Facility B
3.750%, VAR Euribor+3.750%, 01/10/24	EUR	2,000	2,167

Total Electronics/Electric			8,880

Energy [0.6%]
Admiral Permian (APR Operating) Second Lien
7.000%, VAR LIBOR+7.000%, 05/25/24		735	720
Apergy Corp, Term Loan B
2.500%, VAR LIBOR+2.500%, 04/20/25		714	715
BlackBrush Oil & Gas, L.P. Term Loan
8.000%, VAR LIBOR+8.000%, 01/26/24		1,125	1,097
Blackhawk Mining, Term Loan B
9.500%, VAR LIBOR+10.000%, 02/17/22		1,653	966
California Resources Corp Term Loan
10.375%, VAR LIBOR+10.375%, 12/31/21		1,485	1,289

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 86

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
California Resources Corp Term Loan B (2017)
4.750%, VAR LIBOR+4.750%, 11/14/22		$520	$461
Caprock Midstream (BCP Raptor II) Term Loan B
4.750%, VAR LIBOR+4.750%, 11/01/25		334	299
Crestwood Term Loan B (2018)
7.500%, VAR LIBOR+7.500%, 02/28/23		1,634	1,553
Eagleclaw (BCP Raptor) Term Loan B
4.250%, VAR LIBOR+4.250%, 06/22/24		992	909
EMG Utica Term Loan
3.750%, VAR LIBOR+3.750%, 03/27/20		1,607	1,591
Frac Tech International Term Loan B - 2014
4.750%, VAR LIBOR+4.750%, 04/16/21		1,286	1,265
Harvey Gulf
0.000%, 03/31/29		8	84
Invenergy Thermal Operating I LLC, Term Loan B
3.500%, VAR LIBOR+3.500%, 08/28/25		1,005	1,010
KCA Deutag Term Loan B (2018)
6.750%, VAR LIBOR+6.750%, 03/21/23		1,153	717
Keane Group Holdings, LLC, Term Loan
3.750%, VAR LIBOR+3.750%, 05/22/25		1,797	1,716
McDermott International Inc Term Loan B
5.000%, VAR LIBOR+5.000%, 05/10/25		928	584
NWR Holdings B.V., Super Senior Term Facility, 1st Lien
14.500%, VAR Euribor+16.500%, 12/31/49	EUR	323	—
Oregon Clean Energy, Term Loan, 1st Lien
5.862%, 02/13/26		—	—
Oryx Midstream (Lower Cadence) Term Loan B
4.000%, 05/10/26		1,037	1,009
Osum Production Corp. Extended Term Loan
9.500%, 07/31/22		546	499
Sheridan Production Partners Term Loan II-A
5.500%, VAR LIBOR+3.500%, 12/16/20		74	37
Sheridan Production Partners Term Loan II-M
5.500%, VAR LIBOR+3.500%, 12/16/20		28	14
Sheridan Production Partners Term Loan II-SIP
5.500%, VAR LIBOR+3.500%, 12/16/20		535	268
Stetson Midsteam (GIP) Term Loan B
4.250%, VAR LIBOR+4.250%, 07/25/25		250	243
Traverse Midstream Term Loan B
4.000%, VAR LIBOR+4.000%, 09/21/24		386	339
Waterbridge Operating Term Loan B
5.750%, 06/17/26		800	771
Woodford Express Term Loan B
5.000%, VAR LIBOR+5.000%, 01/19/25		699	654

Total Energy			18,810

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 87

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Farming/Agriculture [0.1%]
Sapec Agro Business Term Loan
4.750%, VAR Euribor+4.750%, 01/17/25		$2,500	$2,743

Financial Intermediaries [0.3%]
ION Trading Technologies Term Loan
4.250%, VAR Euribor+3.250%, 11/21/24	EUR	2,572	2,775
Nets Facility B2
3.750%, 02/06/25		1,000	1,087
Nets Term Loan B
3.250%, VAR Euribor+3.000%, 11/29/24	EUR	1,323	1,430
Optimal Payments aka Paysafe Term Loan (EUR)
3.000%, VAR Euribor+3.250%, 12/02/24	EUR	2,000	2,175
Optimal Payments aka Paysafe Term Loan 2nd Lien
7.000%, VAR Euribor+7.000%, 11/15/22	EUR	1,000	1,104
TMF Group Holdco B.V. Term Loan B
3.250%, 05/05/25		2,000	2,032
Vistra Initial Euro Term Loan
3.250%, VAR Euribor+3.250%, 07/21/22	EUR	960	1,035

Total Financial Intermediaries			11,638

Financials [2.0%]
Altisource Term Loan B (2018)
4.000%, 03/29/24(G)		638	613
Apollo Commercial Real Estate Term Loan B
2.750%, 05/07/26		1,217	1,212
Aretec (Cetera) Second Lien (2018)
8.250%, VAR LIBOR+8.250%, 08/15/26		505	490
Aretec (Cetera) Term Loan B (2018)
4.250%, VAR LIBOR+4.250%, 10/01/25		2,334	2,250
Asurion, LLC (fka Asurion Corporation) Replacement B-4 Term Loans (2017)
3.000%, VAR LIBOR+3.000%, 08/04/22		950	953
Asurion, LLC (fka Asurion Corporation) Replacement B-6 Term Loans
3.000%, VAR LIBOR+3.000%, 11/03/23		3,790	3,804
Asurion, LLC (fka Asurion Corporation) Second Lien (2017)
6.500%, VAR LIBOR+6.500%, 08/04/25		5,735	5,824
Asurion, LLC (fka Asurion Corporation) Term Loan B-7
3.000%, VAR LIBOR+3.000%, 11/30/24		445	446
Citadel Securities Term Loan B
3.500%, 02/20/26		1,423	1,426
Ditech (Walter Investment) Term Loan B
6.000%, VAR LIBOR+6.000%, 06/30/22		614	247
Dubai World, 1st Lien
4.250%, 09/30/22		5,812	5,376
5.250%, 09/30/22		13,164	12,308
EVO Payments International, Term B Loan
3.250%, VAR LIBOR+3.250%, 12/22/23		441	442
First Eagle Holdings Term Loan B
2.750%, VAR LIBOR+2.750%, 12/26/24		546	546

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 88

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
Fortress Investment, Term Loan B (2018)
2.000%, VAR LIBOR+2.000%, 12/27/22	$2,662	$2,667
Franklin Square Holdings, L.P. Term Loan
2.500%, VAR LIBOR+2.500%, 07/27/25	480	481
Genworth Financial Inc. Term Loan B
4.500%, VAR LIBOR+4.500%, 02/28/23	246	247
Invitation Homes Operating Partnership LP Initial Term Loan
1.700%, VAR LIBOR+1.700%, 02/06/22	2,700	2,633
iStar Financial Inc. Term Loan B
2.750%, VAR LIBOR+2.750%, 06/20/23	3,319	3,323
Jane Street Group, LLC Term Loan B (2018)
3.000%, VAR LIBOR+3.000%, 08/25/22	2,366	2,357
Japan Paris Club, Term Loan, 1st Lien
0.000%, 01/10/28(H)	283,333	1,965
Kestra Financial Term Loan B
4.250%, 06/03/26	475	463
Mitchell International, Inc. Second Lien
7.250%, VAR LIBOR+7.250%, 12/01/25	127	115
Mitchell International, Inc. Term Loan
3.250%, VAR LIBOR+3.250%, 11/29/24	936	896
Navistar Term Loan B
3.500%, VAR LIBOR+3.500%, 11/02/24	822	818
Refinitiv (Thomson Reuters / Financial & Risk) Term Loan B
3.750%, VAR LIBOR+3.750%, 10/01/25	6,449	6,481
Russell Investments Term Loan B
3.250%, VAR LIBOR+3.250%, 06/01/23	820	808
Sovcom
8.000%, 04/07/30	5,300	5,300
Starwood Property Trust, Inc. Term Loan B
2.500%, 07/10/26	700	700
Victory Capital Management Term Loan B (2019)
3.250%, 06/07/26	1,320	1,325
Virtu Financial LLC (aka VFH) Term Loan B - 2019
3.500%, 03/01/26	1,939	1,941

Total Financials		68,457

Food and Drug [0.0%]
Albertson’s LLC, 2019-1 Term B-7 Loan, 1st Lien
2.750%, 11/17/25	611	614
United Natural Foods Term Loan B
4.250%, VAR LIBOR+4.250%, 10/22/25	1,011	843

Total Food and Drug		1,457

Food Products [0.2%]
Areas Term Loan B
4.750%, 06/07/26	3,000	3,275
C.H.Guenther Term Loan B
4.000%, 03/30/25	1,000	1,098
Wessanen Term Loan B
0.000%, 07/31/26(H)	1,000	1,094

Total Food Products		5,467

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 89

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Food Service [0.1%]
Solina Term Loan B
3.750%, VAR Euribor+3.750%, 12/16/22	EUR	2,000	$2,199
WSH Term Loan
5.714%, 02/27/26		$1,000	1,243
WSH Term Loan 2nd Lien
9.464%, 03/01/27		1,000	1,197

Total Food Service			4,639

Food/Drug Retailers [0.1%]
Prosol Term Loan B
4.000%, VAR Euribor+4.000%, 04/21/24	EUR	2,000	2,193

Food/Tobacco [0.4%]
Burger King (1011778 B.C. / New Red) Term Loan B-3
2.250%, VAR LIBOR+2.250%, 02/17/24		5,202	5,217
CHG PPC Parent (CH Guenther) Term Loan B
2.750%, VAR LIBOR+2.750%, 03/23/25		523	523
JBS USA LLC Term Loan B (2019)
2.500%, 04/25/26		2,841	2,853
K-MAC Holdings Second Lien
6.750%, VAR LIBOR+6.750%, 03/15/26		150	148
NPC International, Inc. Second Lien
7.500%, VAR LIBOR+7.500%, 04/03/25		115	33
Panera Bread Term Loan A
1.750%, VAR LIBOR+1.750%, 07/18/22		3,464	3,375
Post Holdings Inc Term Loan B
2.000%, VAR LIBOR+2.000%, 05/24/24		920	922
US Foods Inc. Term Loan B
2.000%, VAR LIBOR+2.000%, 06/27/23		1,190	1,194

Total Food/Tobacco			14,265

Forest Prod/Containers [0.3%]
Berry Global, Inc. (fka Berry Plastics Corporation), Term Q Loan, 1st Lien
2.250%, VAR LIBOR+2.000%, 10/01/22		335	336
Berry Plastics Corp. Term Loan R
2.250%, VAR LIBOR+2.000%, 01/19/24		138	139
Berry Plastics Corp. Term Loan U
2.500%, 07/01/26		2,993	3,006
BWAY Holding Company Term Loan B
3.250%, VAR LIBOR+3.250%, 04/03/24		1,839	1,799
Loparex International B.V. Term Loan B (2019)
4.500%, 07/29/26		1,200	1,195
Pregis Corporation Term Loan
4.000%, 07/25/26		2,000	1,993
ProAmpac Term Loan B (Refinanced)
3.500%, VAR LIBOR+3.500%, 11/18/23		462	440
Reynolds Group Holdings Incremental US Term Loans
2.750%, VAR LIBOR+2.750%, 02/05/23		2,823	2,827

Total Forest Prod/Containers			11,735

Gaming/Leisure [1.3%]
Aristocrat Leisure Limited, Term B-3 Loan, 1st Lien
1.750%, VAR LIBOR+1.750%, 10/19/24		2,091	2,096

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 90

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
Caesars Entertainment Op Co Inc Term Loan B
2.000%, VAR LIBOR+2.000%, 10/06/24	$2,056	$2,055
Caesars Resort Collection LLC Term Loan
2.750%, VAR LIBOR+2.750%, 12/22/24	2,276	2,260
CityCenter Holdings Term Loan B
2.250%, VAR LIBOR+2.250%, 04/14/24	1,082	1,084
Eldorado Resorts, Inc. Term Loan B
2.250%, VAR LIBOR+2.000%, 03/16/24	942	940
ESH Hospitality, Inc. Term Loan B (2019)
2.000%, 09/18/26	554	557
Four Seasons Holdings Inc. Term Loan (12/13)
2.000%, VAR LIBOR+2.000%, 11/30/23	1,228	1,234
Gateway Casinos & Entertainment Term Loan B (2018)
3.000%, VAR LIBOR+3.000%, 03/13/25	201	198
Global Cash Access Term Loan B (2017)
3.000%, VAR LIBOR+3.000%, 05/09/24	1,730	1,729
GLP Capital LP (Gaming & Leisure) Incremental Tranche A-1
1.500%, VAR LIBOR+1.500%, 04/29/21	2,498	2,489
Golden Entertainment Inc. Term Loan B
3.000%, VAR LIBOR+3.000%, 10/20/24	449	450
GVC Holdings PLC, Facility B2 (GBP), 1st Lien
4.535%, VAR LIBOR+3.500%, 03/15/24	1,273	1,564
GVC Holdings Term Loan B-2
2.250%, VAR LIBOR+2.500%, 03/16/24	2,379	2,380
Hilton Worldwide Finance, LLC. Refinance Series B-2 TL
1.750%, 06/18/26	5,712	5,744
Marriott Ownership Resorts Term Loan B
2.250%, VAR LIBOR+2.250%, 08/09/25	780	784
MGM Resorts Term Loan A
2.000%, 12/21/23(G)	2,835	2,821
Nascar Term Loan B
2.750%, 07/26/26(H)	2,000	2,012
PCI Gaming Authority Term Loan B
3.000%, 05/15/26	798	802
Penn National Gaming Term Loan B (2018)
2.250%, VAR LIBOR+2.250%, 10/01/25	1,782	1,789
Playa Resorts Holding Term Loan B (2017)
2.750%, VAR LIBOR+2.750%, 04/27/24	1,288	1,249
Scientific Games Inc. Term Loan B-5
2.750%, VAR LIBOR+2.750%, 08/14/24	673	667
Stars Group (Amaya) Term Loan B (Refinanced)
3.500%, VAR LIBOR+3.500%, 06/29/25	1,089	1,093
Station Casinos Term Loan B
2.500%, VAR LIBOR+2.500%, 06/08/23	790	793

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 91

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
UFC Holdings (Buyer) Second Additional Term Loan
3.250%, 04/30/26		$966	$967
VICI Properties 1 LLC (Caesars) Term Loan
2.000%, VAR LIBOR+2.000%, 12/15/24		4,807	4,817

Total Gaming/Leisure			42,574

Healthcare [2.5%]
Acadia Healthcare Co Inc Tranche B-3 Loan
2.500%, 03/01/22		995	996
Acadia Healthcare Co Inc Tranche B-4 Term Loan
2.500%, 02/16/23		2,365	2,367
Agiliti Health Delayed Draw Term Loan B
3.000%, 01/04/26		214	214
Alloheim Term Loan B
3.500%, VAR Euribor+3.500%, 02/26/25	EUR	1,500	1,617
Amneal Pharmaceuticals LLC Term Loan B
3.500%, VAR LIBOR+3.500%, 05/04/25		770	654
Ardent Health Partners (AHP), Term Loan B
4.500%, VAR LIBOR+4.500%, 06/15/25		800	801
Biogroup Facility B
3.750%, 04/25/26		1,500	1,642
Busy Bees Facility B
5.458%, VAR LIBOR+4.750%, 04/29/22	GBP	3,000	3,652
Cerba Facility B
3.000%, VAR Euribor+3.000%, 03/21/24	EUR	1,000	1,092
Cerba Term Loan B
3.500%, VAR Euribor+3.500%, 04/22/24	EUR	1,000	1,098
Change Healthcare Holdings Inc Term Loan B
2.500%, VAR LIBOR+2.750%, 03/01/24		3,864	3,844
CHG Healthcare Services, Term Loan B
3.000%, VAR LIBOR+3.000%, 06/07/23		843	842
Colisee Term Loan B
4.000%, 03/27/26		1,000	1,102
Concentra Operating Corp Term Loan
2.500%, VAR LIBOR+2.750%, 06/01/22		1,291	1,298
ConvaTec Healthcare Term B Loan
2.250%, VAR LIBOR+2.250%, 10/25/23		572	572
Curaeos (former Tandvitaal) Term Loan B
4.000%, VAR Euribor+4.000%, 05/23/25	EUR	1,000	850
Diaverum Holding S.a.r.l. (fka Velox Bidco S.a.r.l.), Facility B
3.250%, VAR Euribor+3.250%, 05/24/24	EUR	1,500	1,625
Diaverum Holding S.a.r.l. (fka Velox Bidco S.a.r.l.), Second Lien Facility
8.000%, VAR Euribor+8.000%, 05/24/24	EUR	1,500	1,615
Diplomat Pharmacy, Inc. Term Loan B
4.500%, VAR LIBOR+4.500%, 12/14/24		120	111
Domidep Term Loan B
0.000%, 09/19/26(H)		1,000	1,092
DomusVi Term Loan B
3.000%, VAR Euribor+3.250%, 10/11/24	EUR	2,000	2,191
Elivie Term Loan B
4.000%, VAR Euribor+4.000%, 10/16/25	EUR	1,000	1,094

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 92

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Elsan (fka Vedici) Facility B3
3.500%, 10/31/24		$2,000	$2,196
Endo Pharmaceutical Initial Term Loan
4.250%, VAR LIBOR+4.250%, 04/29/24		1,693	1,538
Envision Healthcare Corporation (EMS) Term Loan B (2018)
3.750%, VAR LIBOR+3.750%, 10/11/25		736	598
Explorer Holdings Term Loan B
3.750%, VAR LIBOR+3.750%, 05/02/23		580	578
Gentiva (Kindred at Home) Term Loan
3.750%, VAR LIBOR+3.750%, 07/02/25		1,329	1,336
Gesundheits GmbH Term Loan
0.000%, 07/30/26(H)		2,000	2,193
Greatbatch, Ltd. Term Loan A
2.250%, VAR LIBOR+2.500%, 10/27/21		3,017	3,015
Grifols, Inc Term Loan B (2017)
2.250%, VAR LIBOR+2.250%, 01/24/25		2,637	2,649
HCA Inc Term Loan B-10
2.000%, VAR LIBOR+2.000%, 03/14/25		2,306	2,311
HCA Inc Term Loan B-11
1.750%, 03/18/23(G)		804	806
Indivior Finance S.Ã r.l. Term Loan
4.500%, VAR LIBOR+4.500%, 12/18/22(B)		1,496	1,364
Innoviva Inc. Term Loan B
4.500%, VAR LIBOR+4.500%, 08/14/22		160	157
Kindred Healthcare Inc., Term B Loan
5.000%, VAR LIBOR+5.000%, 06/21/25		861	861
Kinetic Concepts Term Loan B (2017)
7.250%, 01/31/24		995	996
Lannett Company, Inc Term Loan A
5.000%, VAR LIBOR+4.750%, 11/25/20		853	845
LifePoint Health, Inc. (Regional Care) Term B Loan
4.500%, 11/16/25(G)		1,492	1,492
Owens & Minor Distribution, Term Loan B
4.500%, 05/04/25(G)		841	735
Quintiles IMS Incorporated (IQVIA) Term Loan B-1
2.000%, VAR LIBOR+2.000%, 03/03/24		175	176
Quintiles IMS Incorporated (IQVIA) Term Loan B-2
2.000%, VAR LIBOR+2.000%, 01/15/25		866	869
Quintiles IMS Incorporated (IQVIA), Term Loan B-3
1.750%, VAR LIBOR+1.750%, 06/08/25		1,452	1,453
Royalty Pharma (aka RPI) Term Loan B-6
2.000%, VAR LIBOR+2.000%, 03/23/23		6,083	6,114
Royalty Pharma (aka RPI), Term A-4 Loan
1.500%, VAR LIBOR+1.500%, 05/04/22		193	193
Sebia S.A. Term Loan PIK
8.500%, VAR LIBOR+0.078%, 09/22/25	EUR	1,000	1,087
Select Medical Corporation, Tranche B Term Loan, 1st Lien
2.500%, 03/06/25		1,000	1,001

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 93

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Sivantos Facility B1A Loan
4.000%, 07/24/25		$3,000	$3,292
Stada Facility B1 (EUR)
3.500%, VAR Euribor+3.500%, 09/20/24	EUR	1,304	1,426
Stada Facility B2 (EUR)
3.500%, VAR Euribor+3.500%, 08/21/24	EUR	755	826
Stada Facility C (EUR)
3.500%, VAR Euribor+3.500%, 08/21/24	EUR	2,441	2,670
Stada Facility C (GBP)
5.264%, VAR LIBOR+4.500%, 08/21/24		1,000	1,233
Sunrise Medical Term Loan B
3.250%, VAR Euribor+3.500%, 04/16/25	EUR	2,437	2,660
Syneos Health Inc Term Loan A-2
1.500%, 03/26/24		5,000	4,946
Syneos Health Inc, Term Loan B (2018)
2.000%, VAR LIBOR+2.000%, 08/01/24		802	804
Synlab Term Loan B
3.750%, 06/19/26		1,000	1,095
Team Health Term Loan
2.750%, VAR LIBOR+2.750%, 01/12/24		956	785
Universal Health Services, Inc. Term Loan B
1.750%, VAR LIBOR+1.750%, 10/31/25		352	353
Valeant Pharmaceuticals International Term Loan
3.000%, VAR LIBOR+3.000%, 06/01/25		883	886
Zotec Parters Term Loan B
5.000%, VAR LIBOR+5.000%, 02/09/24		232	231

Total Healthcare			86,139

Housing [0.8%]
ABC Supply Company Term B-2 Loan
2.000%, VAR LIBOR+2.000%, 10/31/23		2,545	2,543
Advanced Drainage Systems Term Loan B
2.250%, 07/31/26(H)		1,000	1,004
Beacon Roofing Supply, Inc. Term Loan B
2.250%, 01/02/25(G)		751	748
Canam Construction Term Loan B
5.000%, VAR LIBOR+5.000%, 06/29/24		943	914
Capital Automotive LP Second Lien (2017)
6.000%, VAR LIBOR+6.000%, 03/21/25		3,811	3,818
Capital Automotive LP Term Loan B (2017)
2.500%, VAR LIBOR+2.500%, 03/21/24		1,918	1,917
DTZ US Borrower LLC Term Loan B (2018)
3.250%, VAR LIBOR+3.250%, 08/16/25		2,209	2,210
Forest City Term Loan B
4.000%, VAR LIBOR+4.000%, 12/07/25		462	464
Frontdoor Inc Term Loan B
2.500%, VAR LIBOR+2.500%, 08/14/25		248	249
GGP (Brookfield Residential Property) Term Loan A2
2.250%, 08/24/23		1,700	1,674
GGP (Brookfield Residential Property) Term Loan B
2.500%, VAR LIBOR+2.500%, 08/27/25		5,475	5,396
Installed Building Products, Term Loan B (2018)
2.500%, VAR LIBOR+2.500%, 04/15/25		339	339

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 94

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Mannington Mills Term Loan B
4.000%, 07/25/26		$1,800	$1,801
Realogy Corporation Term Loan A
2.250%, VAR LIBOR+2.250%, 02/08/23		722	695
Summit Materials LLC Term Loan B (2017)
2.000%, VAR LIBOR+2.000%, 11/10/24		3,833	3,837

Total Housing			27,609

Industrial Equipment [0.1%]
Distributed Power Term Loan B
3.000%, VAR Euribor+3.500%, 10/03/25	EUR	1,500	1,621

Information Technology [1.5%]
Applied Systems Inc. Term Loan
3.000%, VAR LIBOR+3.000%, 09/14/24		463	463
Avaya Inc. Tranche B Term Loan
4.250%, VAR LIBOR+4.250%, 12/15/24		3,282	3,112
Barracuda Networks, Inc. Term Loan
3.250%, VAR LIBOR+3.250%, 02/12/25		410	410
Bomgar (Brave Parent) Term Loan B
4.000%, VAR LIBOR+4.000%, 04/17/25		167	160
Cerence Term Loan B
6.000%, 09/27/24(H)		600	564
Ciena Corporations Term Loan B (2018)
2.000%, VAR LIBOR+2.000%, 09/27/25		352	354
ConvergeOne Holdings, Corp., Initial Term Loan
5.000%, 01/04/26		607	543
Datto Term Loan B
4.250%, 03/29/26		279	281
Dell International L.L.C. (EMC Corporation), Refinancing Term B-1 Loan, 1st Lien
2.000%, 09/12/25		7,190	7,222
Digicert Second Lien
8.000%, VAR LIBOR+8.000%, 09/20/25		292	290
Digicert Term Loan B-2
4.000%, VAR LIBOR+4.000%, 10/31/24		618	616
Dynatrace Intermediate Term Loan B
2.750%, VAR LIBOR+3.250%, 08/22/25		370	371
EIG Investors Corp (Endurance) Term Loan B (2018)
3.750%, VAR LIBOR+3.750%, 02/09/23		1,984	1,940
Ensono, Term Loan B
5.250%, VAR LIBOR+5.250%, 06/27/25		439	436
Gigamon Term Loan B
4.250%, VAR LIBOR+4.250%, 12/27/24		629	608
GlobalFoundries Term Loan B
4.000%, 05/24/26		2,000	1,943
Help/Systems Term Loan B (2018)
3.750%, VAR LIBOR+3.750%, 03/29/25		588	586
Internap Term Loan B
7.000%, VAR LIBOR+5.750%, 04/06/22		560	375
Iron Mountain Term Loan B
1.750%, VAR LIBOR+1.750%, 01/22/26		754	746
Kofax (Project Leopard Holdings) 2019 Incremental Term Loan
4.250%, 07/07/23		1,067	1,063

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 95

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
Leidos (Abacus Innovations Corp) Term Loan B
1.750%, VAR LIBOR+1.750%, 08/22/25	$941	$945
Lionbridge Technologies Term Loan B
5.500%, VAR LIBOR+5.500%, 02/06/24	437	437
Mavenir Systems Term Loan B
6.000%, VAR LIBOR+6.000%, 05/01/25	810	796
MaxLinear Term Loan B
2.500%, VAR LIBOR+2.500%, 04/13/24	205	204
McAfee Second Lien
8.500%, 09/28/25	955	962
McAfee Term B USD Loans
3.750%, VAR LIBOR+3.750%, 09/29/24	2,424	2,428
Micro Focus MA FinanceCo
2.500%, VAR LIBOR+2.500%, 06/21/24	203	200
Micro Focus Seattle SpinCo
2.500%, VAR LIBOR+2.500%, 06/21/24	1,370	1,351
Micro Focus Term Loan B-2
2.250%, VAR LIBOR+2.250%, 11/20/21	581	580
Microchip Technology Incorporated, Initial Term Loan, 1st Lien
2.000%, VAR LIBOR+2.000%, 05/24/25	293	294
On Semiconductor Corp Term Loan B-4
2.000%, 09/13/26(H)	430	432
Peak 10, Inc. Second Lien
7.250%, VAR LIBOR+7.250%, 08/01/25	180	130
Peak 10, Inc. Term Loan
3.500%, VAR LIBOR+3.500%, 08/01/24	980	844
Perforce Software Term Loan B
4.500%, 06/11/26	2,150	2,147
Presidio, Inc. Term Loan B - new
2.750%, VAR LIBOR+2.750%, 02/02/24	705	706
Rackspace Hosting, Inc. Term Loan B - Add-on
3.000%, VAR LIBOR+3.000%, 11/03/23	1,294	1,185
Salient CRGT Inc Term Loan B
6.000%, VAR LIBOR+5.750%, 02/27/22	697	659
Sirius Computer Solutions (SCS) Term Loan B (2019)
4.250%, 07/01/26	1,097	1,099
SolarWinds Term Loan B (2018)
2.750%, VAR LIBOR+2.750%, 02/05/24	912	912
SS&C Technologies Term Loan B-3
2.250%, VAR LIBOR+2.250%, 04/16/25	608	610
SS&C Technologies Term Loan B-4
2.250%, VAR LIBOR+2.250%, 04/16/25	402	403
SS&C Technologies Term Loan B-5
2.250%, VAR LIBOR+2.250%, 04/16/25	2,882	2,892
Superion (SuperMoose) Term Loan B
3.750%, VAR LIBOR+3.750%, 08/15/25	1,077	1,002
Symantec Corporation Term A-5 Loan
1.750%, VAR LIBOR+1.750%, 08/01/21	1,600	1,596

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 96

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Tibco Software Term Loan B (2019)
4.000%, 07/03/26		$750	$750
TierPoint Term Loan B
3.750%, VAR LIBOR+3.750%, 04/28/24		525	486
TTM Technologies Term Loan B (2017)
2.500%, VAR LIBOR+2.500%, 09/28/24		500	500
Ultimate Software Group, Inc. Term B Loan
3.750%, 04/08/26		1,105	1,111
Vertiv (Cortes NP Acquisition) Term Loan B (2017)
4.000%, VAR LIBOR+4.000%, 11/30/23		1,789	1,699
Web.com Group, Term Loan B
5.945%, VAR LIBOR+3.750%, 09/17/25		—	—
Western Digital Corporation Term Loan A-1
1.500%, VAR LIBOR+1.500%, 02/27/23		2,228	2,220
Western Digital Corporation, Term Loan B-4
1.750%, VAR LIBOR+1.750%, 04/29/23		705	702

Total Information Technology			52,365

Land Transportation [0.0%]
Savage Enterprises Term Loan B
4.000%, VAR LIBOR+4.500%, 07/02/25		894	902
Transplace Holdings. Inc. Term Loan B
3.750%, VAR LIBOR+3.750%, 10/02/24		590	574

Total Land Transportation			1,476

Leisure Goods/Activities/Movies [0.6%]
All3Media (EUR) Term Loan B
3.750%, 05/22/26		1,000	1,100
B&B Hotels EUR Term Loan
4.750%, 07/10/26		1,000	1,102
Car Trawler Facility B
4.500%, 04/30/21(G)	EUR	2,341	2,194
Dorna Sports, S.L. Euro Term Loan
2.750%, VAR Euribor+2.750%, 04/12/24	EUR	1,801	1,959
GVC Term Loan B
0.000%, 03/29/24(H)		1,000	1,096
Parques Term Loan B (EUR)
0.000%, 09/27/26(H)		2,000	2,174
Premier Lotteries Cov-Lite Term Loan B
3.500%, VAR Euribor+3.500%, 06/26/24	EUR	2,449	2,644
Stiga Facility B
4.250%, 08/30/24		3,084	3,307
Tipico Term B Loan
3.250%, VAR Euribor+3.500%, 08/08/22	EUR	2,000	2,180
Vue Facility B1
4.750%, 06/19/26		1,271	1,398
Vue Facility B2
0.000%, 06/19/26(H)		229	251

Total Leisure Goods/Activities/Movies			19,405

Lodgings and Casinos [0.2%]
Hotelbeds Group Term B
4.250%, VAR Euribor+3.250%, 05/31/23	EUR	1,985	2,172
The Stars Group (fka Amaya) Euro Term Loan
3.750%, VAR Euribor+3.750%, 07/10/25	EUR	2,000	2,203
Vacalians Term Loan B
4.000%, VAR Euribor+4.000%, 10/30/25	EUR	1,000	1,081

Total Lodgings and Casinos			5,456

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 97

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
Manufacturing [0.2%]
Brand Energy & Infrastructure Term Loan B
4.250%, VAR LIBOR+4.250%, 06/16/24	$431	$421
Clarke Equipment (fka Doosan) Term Loan B (2018)
2.000%, VAR LIBOR+2.000%, 05/18/24	892	894
CPM Holdings, Inc., Initial Term Loan
3.750%, VAR LIBOR+3.750%, 10/23/25	491	484
DRB-HICOM Berhad, 1st Lien
5.011%, 01/22/21	1,595	1,563
Dynacast International LLC Term Loan B-1
3.250%, VAR LIBOR+3.250%, 01/28/22	659	631
Excelitas Technologies Second Lien
7.500%, VAR LIBOR+7.500%, 11/17/25	115	115
Excelitas Technologies Term Loan B
3.500%, VAR LIBOR+3.500%, 11/17/24	221	221
Gates Global LLC Term Loan B (11/17)
2.750%, VAR LIBOR+2.750%, 03/31/24	2,104	2,069
Harsco Corp Term Loan B-2
2.250%, 12/07/24	122	122
Lumileds (Bright Bidco) Term Loan B (2018)
3.500%, VAR LIBOR+3.500%, 07/01/24(B)	1,240	582
Milacron Inc. Term Loan B (2017)
2.500%, VAR LIBOR+2.500%, 09/28/23	456	455
MKS Instruments, Term Loan, 1st Lien
4.362%, 02/02/26	244	245
Ravago Holdings America, Inc. Term Loan B (2016)
2.750%, VAR LIBOR+2.750%, 07/13/23	309	308
TecoStar Holdings Term Loan B
3.250%, VAR LIBOR+3.500%, 05/01/24	1,020	1,013

Total Manufacturing		9,123

Media [0.0%]
MCC Iowa LLC, Tranche M Term Loan, 1st Lien
2.000%, VAR LIBOR+2.000%, 01/26/25	307	309

Metals/Minerals [0.3%]
American Rock Salt Company, Term Loan B (2018)
3.750%, VAR LIBOR+3.750%, 03/09/25	386	385
AMG Advanced Metallurgical Group Term Loan B
3.000%, VAR LIBOR+3.000%, 02/01/25	700	689
Atkore International, Inc. Term Loan (2016)
2.750%, VAR LIBOR+2.750%, 12/15/23	1,935	1,938
Big River Steel LLC Term Loan B
5.000%, VAR LIBOR+5.000%, 08/23/23	804	796
Consol Energy Inc. Term Loan B
4.500%, VAR LIBOR+6.000%, 09/26/24	778	771

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 98

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Covia Holdings (Fairmount), Term Loan B
4.000%, VAR LIBOR+3.750%, 05/18/25		$1,111	$904
Graftech International Ltd., Initial Term Loan, 1st Lien
3.500%, VAR LIBOR+3.500%, 02/02/25		3,071	2,981
TMS International Term Loan B (2018)
2.750%, VAR LIBOR+2.750%, 08/14/24		394	364
US Silica Term Loan B (2018)
4.000%, VAR LIBOR+4.000%, 04/27/25		1,729	1,635
Zekelman Industries (fka JMC Steel) Term Loan B
2.250%, VAR LIBOR+2.250%, 06/14/21		639	639

Total Metals/Minerals			11,102

Mining [0.1%]
Samarco Mineracao, 1st Lien
5.192%, 11/01/22		5,000	3,700

Publishing [0.2%]
Cambium Learning Group Initial Term Loan 2nd Lien
10.612%, 12/18/26		1,000	980
Infinitas Facility B3
3.750%, VAR Euribor+3.750%, 05/03/24	EUR	1,938	2,099
Springer Science & Business Media Term Loan B14
3.750%, 08/14/24		1,909	2,094

Total Publishing			5,173

Refining [0.1%]
Karpower, Term Loan
10.872%, 11/16/23		3,900	3,910

Retail [0.1%]
Ascena Retail Group Tranche B Term Loan
4.500%, VAR LIBOR+4.500%, 08/21/22		326	180
Bass Pro Group Term Loan B
5.000%, VAR LIBOR+5.000%, 09/25/24		895	861
Belk Inc Term Loan
4.750%, VAR LIBOR+4.750%, 12/12/22		859	623
CWGS Group, LLC Term Loan B - 2023
2.750%, VAR LIBOR+2.750%, 11/08/23		843	715
JC Penney Term Loan B
4.250%, VAR LIBOR+4.250%, 06/23/23		1,270	1,104
Toys R Us Property (Hill Street) Initial Term Loan
8.750%, 03/08/23		607	606
Toys R Us Property (Hill Street) Mezzanine Term Loan
12.500%, 03/08/24		365	367
Toys ‘R’ Us Property Company I, LLC, Term Loan
0.000%, 03/20/22(H)		8	227

Total Retail			4,683

Retailers (other than food/drug) [0.2%]
Action Holdings B.V. Term Loan
3.250%, VAR Euribor+3.250%, 03/07/25	EUR	1,000	1,092
AS Adventure Additional Facility (GBP)
6.011%, VAR LIBOR+5.250%, 04/12/22	GBP	1,000	1,107
AS Adventure Facility B
5.000%, VAR Euribor+5.000%, 04/01/22	EUR	2,000	1,963

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 99

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Breitling (Orbiter International Sarl) (EUR) Term Loan B
3.500%, VAR Euribor+3.500%, 07/11/24	EUR	1,000	$1,095
Euro Garage Limited (EG Group) (GBP) Term Loan B
5.598%, VAR LIBOR+4.750%, 02/07/25		$1,975	2,356
Vivarte Super Senior Term Loan
11.000%, VAR PIK Interest+7.000%, 10/29/19	EUR	891	326

Total Retailers (other than food/drug)			7,939

Service [1.1%]
Addison Group Term Loan B
5.000%, 04/10/26		219	218
Adtalem Global Education Term Loan B
3.000%, VAR LIBOR+3.000%, 04/09/25		499	499
Aecom Technology Corporation Term Loan B
1.750%, VAR LIBOR+1.750%, 03/15/25		743	744
Altran Technologies S.A. Term Loan B
2.250%, VAR LIBOR+2.250%, 03/21/25		222	222
American Teleconferencing Services Term Loan B
6.500%, VAR LIBOR+6.500%, 12/08/21		247	152
APi Group Term Loan B
2.500%, 10/01/26(H)		765	767
Ascend Learning LLC Term Loan B
3.000%, VAR LIBOR+3.000%, 07/12/24		574	572
Belfor Holdings Inc Term Loan B (2019)
4.000%, 04/04/26		1,292	1,295
BGIS (Brookfield Global Integrated Solutions) Term Loan
3.750%, 05/27/26		389	387
Convergint (Gopher Sub Inc) Second Lien
6.750%, VAR LIBOR+6.750%, 01/29/26		75	72
Convergint (Gopher Sub Inc) Term Loan B
3.000%, VAR LIBOR+3.000%, 01/29/25		439	430
Dun & Bradstreet Term Loan B
5.000%, 02/28/26		970	976
Evertec Group, LLC Term A Loan
2.000%, 11/27/23		1,287	1,270
Evertec Group, LLC Term Loan B (2018)
3.500%, VAR LIBOR+3.500%, 11/20/24	EUR	1,097	1,104
Exela Term Loan B (2018)
6.500%, VAR LIBOR+6.500%, 07/12/23		603	369
GFL Environmental Term Loan B (2018)
3.000%, VAR LIBOR+3.000%, 05/31/25		1,434	1,421
iQor US Inc. Term Loan B
5.000%, VAR LIBOR+5.000%, 04/01/21		1,392	1,225
Kar Auction Services Term Loan B (2019)
2.250%, 09/13/26		755	758
Lakeland Tours (Worldstrides) Term Loan B
3.750%, VAR LIBOR+4.000%, 12/08/24		473	474
National Intergovernmental Purchasing Alliance, Second Lien
7.500%, VAR LIBOR+7.500%, 05/17/26		295	288

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 100

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
National Intergovernmental Purchasing Alliance, Term Loan B
3.750%, VAR LIBOR+3.750%, 05/17/25	$1,489	$1,466
On Assignment, Inc. (ASGN) Term Loan B-3
2.000%, 06/03/22	11	11
Paysafe Group PLC Term Loan B-1
3.250%, VAR LIBOR+3.500%, 01/03/25	1,313	1,307
PricewaterhouseCoopers (Guidehouse) Term Loan B
3.000%, VAR LIBOR+3.000%, 05/01/25	706	694
Prime Security Services Borrower, LLC (aka Protection 1 Security Solutions) , 2019 Refinancing Term B-1 Loan, 1st Lien
3.250%, 09/13/26	520	514
Red Ventures, LLC Term B-1 Loan
3.000%, VAR LIBOR+3.000%, 11/08/24	4,445	4,458
Sedgwick, Inc. Term B Loan
3.250%, 12/31/25	1,747	1,716
St. George’s University Scholastic Services Term Loan B (2018)
3.500%, VAR LIBOR+3.500%, 06/22/25	510	511
Sutherland Global Services Initial Cayman Term Loan
5.375%, VAR LIBOR+5.375%, 04/23/21	339	335
Sutherland Global Services Initial US Term Loan
5.375%, VAR LIBOR+5.375%, 04/23/21	1,455	1,439
Tempo Acquisition LLC Initial Term Loan
3.000%, VAR LIBOR+3.000%, 05/12/24	2,313	2,320
TKC Holdings, Inc. Second Lien
8.000%, VAR LIBOR+8.000%, 02/01/24	190	185
TKC Holdings, Inc. Term Loan B
3.750%, VAR LIBOR+3.750%, 02/01/23	453	444
Trade Me Group (Titan) Term Loan B
4.250%, 04/12/26	359	360
TransUnion LLC, Term Loan B-3
4.044%, VAR LIBOR+2.000%, 04/10/23	—	—
Travelport Term Loan B (2019)
5.000%, 05/29/26	1,860	1,677
Tunnel Hill Partners Term Loan B
3.500%, 02/06/26	443	440
Ultra Clean Holdings Term Loan B
4.500%, 08/27/25	1,387	1,349
Ventia (LS Deco LLC Leighton) Term Loan B
3.500%, VAR LIBOR+3.500%, 05/21/26	1,179	1,179
Vigor (MHI) Initial Term Loan
5.000%, 09/19/26(H)	600	598
Vivint (APX Group) Term Loan B
5.000%, VAR LIBOR+5.000%, 03/31/24	656	642
Weight Watchers International Inc Term Loan B-3
4.750%, VAR LIBOR+4.750%, 11/20/24	919	920
Wex Inc Term Loan B-3
2.250%, 05/17/26	970	975

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 101

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Xerox Business Services (Conduent) Term Loan B
2.500%, VAR LIBOR+2.500%, 12/07/23		$907	$883

Total Service			37,666

Shipping [0.1%]
Harvey Gulf Int’l Marine Exit Term Loan
6.000%, VAR LIBOR+6.000%, 07/02/23		624	537
Hornblower Term Loan B
4.500%, VAR LIBOR+4.500%, 04/27/25		278	278
International Seaways Term Loan B
6.000%, VAR LIBOR+6.000%, 06/22/22		56	55
Navios Maritime Midstream Partners LP Term Loan
4.500%, VAR LIBOR+4.500%, 06/18/20		1,058	1,048
PS Logistics LLC Term Loan
4.750%, VAR LIBOR+4.750%, 03/06/25		198	192
Worldwide Express Term Loan
4.000%, VAR LIBOR+4.000%, 02/03/24		281	277

Total Shipping			2,387

Sovereign [0.0%]
Arab Republic of Egypt, 1st Lien
1.884%, 01/04/21(B)	CHF	852	827

Surface Transport [0.1%]
Boluda Towage Term Loan B1
0.000%, 09/26/26(H)		1,000	1,092
Hurtigruten (Silk Bidco AS) Term Loan B
3.750%, VAR Euribor+3.750%, 02/24/25	EUR	1,500	1,629

Total Surface Transport			2,721

Telecommunications [0.8%]
CenturyLink Inc Term Loan B
2.750%, VAR LIBOR+2.750%, 01/15/25		5,576	5,536
Colorado Buyer (Cyxtera) Second Lien
7.250%, VAR LIBOR+7.250%, 03/15/25		295	240
Colorado Buyer (Cyxtera) Term Loan B
3.000%, VAR LIBOR+3.000%, 05/01/24		114	102
Electronics For Imaging Term Loan B
5.000%, 07/02/26		1,000	930
Hargray Communications Group, Inc. Term Loan B
3.000%, VAR LIBOR+3.000%, 05/16/24		376	376
Inmarsat (Connect Bidco) Term Loan B
4.500%, 09/23/26(H)		1,650	1,623
Level 3 Communications Term Loan B (2017)
2.250%, VAR LIBOR+2.250%, 02/22/24		8,031	8,042
Neustar Second Lien
8.000%, VAR LIBOR+8.000%, 08/08/25		295	277
Neustar Term Loan B-4
3.500%, VAR LIBOR+3.500%, 08/08/24		713	687
Neustar Term Loan B-5
4.500%, 08/08/24		323	318
Numericable U.S. LLC (SFR) Term Loan B-11
2.750%, VAR LIBOR+2.750%, 07/31/25		2,698	2,628

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 102

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Numericable U.S. LLC (SFR) Term Loan B-12
3.688%, VAR LIBOR+3.688%, 01/06/26		$2,400	$2,381
Numericable U.S. LLC (SFR) Term Loan B-13
4.000%, VAR LIBOR+4.000%, 08/14/26		1,975	1,969
West Corp Term Loan B
4.000%, VAR LIBOR+4.000%, 10/03/24		1,184	1,055
West Corp Term Loan B-1
3.500%, VAR LIBOR+3.500%, 10/10/24		518	457
Zacapa (Ufinet), Term Loan B
5.000%, VAR LIBOR+5.000%, 07/02/25		476	478

Total Telecommunications			27,099

Telecommunications Hybrid [0.2%]
Circet Group Circet (Odyssey Investissement)
3.250%, VAR Euribor+3.750%, 04/28/25	EUR	1,000	1,091
Eircom Finco S.a r.l. Facility B
3.250%, 05/15/26		1,737	1,903
GTT Communications Closing Date U.S. Term Loan
4.790%, 05/31/25		1,980	1,588
Masmovil Facility B2
0.000%, 05/07/26(H)		138	152
Masmovil Term Loan B
3.250%, 05/22/26		862	948

Total Telecommunications Hybrid			5,682

Transportation [0.2%]
American Axle & Manufacturing Inc. Term Loan B
2.250%, VAR LIBOR+2.250%, 03/10/24		1,428	1,397
Daseke Term Loan
5.000%, VAR LIBOR+5.000%, 02/03/24		1,010	978
DexKo Global, Inc. Replacement U.S. Dollar Term B Loans
3.500%, VAR LIBOR+3.500%, 07/24/24		1,063	1,049
Superior Industries, Closing Date Term Loan
4.000%, VAR LIBOR+4.000%, 05/22/24		788	750
Tenneco Inc, Term Loan B
3.000%, VAR LIBOR+2.750%, 10/01/25		1,806	1,693
Wabash National Corporation Term Loan B (2017)
2.250%, VAR LIBOR+2.250%, 03/19/22		1,106	1,106

Total Transportation			6,973

Utilities [0.9%]
AES Corp Term Loan B (2018)
1.750%, VAR LIBOR+1.750%, 05/31/22		57	57
Atlantic Power Term Loan
2.750%, VAR LIBOR+2.750%, 04/13/23		243	242
Calpine Construction Term Loan B (2017)
2.500%, VAR LIBOR+2.500%, 01/31/25		688	688
Calpine Term Loan B-10
2.500%, 08/02/26		1,466	1,468
Calpine Term Loan B-5
2.500%, VAR LIBOR+2.500%, 01/15/24		985	987
Calpine Term Loan B-9
2.750%, 04/01/26		4,408	4,416

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 103

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Eastern Power, LLC (TPF II) Term Loan
3.750%, VAR LIBOR+3.750%, 10/02/23		$1,891	$1,895
Lonestar II Generation Term Loan B
5.000%, 04/15/26		882	884
Lonestar II Generation Term Loan C
5.000%, 04/15/26		106	106
Longview Power Term Loan B
6.000%, VAR LIBOR+6.000%, 04/13/21		2,027	1,608
MGroup Term Loan B
5.772%, VAR LIBOR+5.000%, 07/25/25		2,700	3,320
Motor Fuel Group Term Loan B1
5.412%, VAR LIBOR+4.500%, 06/23/25		2,000	2,427
MRP Generation Holdings, LLC (TPF) Term Loan B (2016)
7.000%, VAR LIBOR+7.000%, 10/18/22		1,350	1,330
Summit Midstream Partners Term Loan B
6.000%, VAR LIBOR+6.000%, 05/16/22		1,025	1,001
Talen Energy Supply Term Loan B (2019)
3.750%, 07/08/26		2,000	1,995
Vistra Operations Company LLC Term Loan
2.000%, VAR LIBOR+2.000%, 08/04/23		1,476	1,480
Vistra Operations Company LLC Term Loan B-3
2.000%, VAR LIBOR+2.000%, 12/01/25		2,342	2,348
West Deptford Term Loan B
3.750%, 07/30/26		680	678
Westinghouse (Brookfield) Term Loan B
3.500%, VAR LIBOR+3.750%, 07/26/25		2,693	2,700

Total Utilities			29,630

Wireless Communications [0.1%]
Sprint Communications Incremental Term Loan B
3.000%, VAR LIBOR+3.000%, 02/02/24		774	771
Sprint Communications Term Loan B
2.500%, VAR LIBOR+2.500%, 01/31/24		2,082	2,066

Total Wireless Communications			2,837

Total Loan Participations
(Cost $861,708)			834,189

Sovereign Debt [15.0%]
Argentina Bonar Bonds
54.210%, VAR 30-35d Argentina BADLAR Private Banks+3.250%, 03/01/20	ARS	2,000	15
55.469%, VAR 30-35d Argentina BADLAR Private Banks+2.000%, 04/03/22	ARS	20,727	133
Argentina Paris Club
2.910%, 05/30/21	CHF	2,244	1,237
Argentina POM Politica Monetaria
67.420%, VAR Argentina Central Bank 7 Day Repo Rate0.000%, 06/21/20	ARS	85,247	592
Argentina Treasury Bill
0.000%, 10/29/20(E)	ARS	27,360	182
Argentine Republic Government International Bond
10.250%, 02/06/03(D)	EUR	12	15
10.000%, 12/07/04(D)	EUR	1,244	1,492
10.000%, 01/07/05(D)	EUR	132	128
10.000%, 02/22/07(D)	EUR	25	24
9.500%, 03/04/04(D)	EUR	27	32

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 104

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
9.000%, 11/19/08(D)	EUR	15	$18
8.750%, 02/04/03(D)	EUR	30	29
8.500%, 02/23/05(D)	EUR	630	678
8.500%, 07/30/10(D)	EUR	34	33
8.125%, 10/04/04(D)	EUR	119	135
8.125%, 04/21/08(D)	EUR	85	82
8.000%, 02/25/02(D)	EUR	2,033	1,441
8.000%, 02/26/08(D)	EUR	114	136
8.000%, 10/30/09(D)	EUR	366	439
7.625%, 12/31/49	EUR	13	13
7.500%, 05/23/02(D)	EUR	52	37
7.500%, 04/22/26		$2,500	1,088
7.125%, 06/10/02(D)	EUR	97	94
7.125%, 07/06/36		400	170
7.125%, 06/28/17		6,197	2,690
7.000%, 03/18/04(D)	EUR	141	153
6.875%, 04/22/21		32,560	15,955
6.875%, 01/26/27		4,778	2,002
6.875%, 01/11/48		8,049	3,381
6.250%, 11/09/47	EUR	9,900	4,271
5.875%, 01/11/28		6,250	2,531
5.870%, 03/31/23	EUR	28	37
5.625%, 01/26/22		320	138
5.250%, 01/15/28	EUR	14,165	5,944
5.000%, 01/15/27	EUR	800	334
4.625%, 01/11/23		10,647	4,435
3.875%, 01/15/22	EUR	3,000	1,276
3.375%, 10/12/20	CHF	22,125	10,862
3.375%, 01/15/23	EUR	7,000	2,899
0.000%, 07/22/03(D)	EUR	66	47
0.000%, VAR Euribor 3 Month+5.100%, 12/22/04(D)	EUR	29	28
Bonos de la Tesoreria de la Republica en pesos
5.000%, 03/01/35	CLP	1,440,000	2,468
4.700%, 09/01/30	CLP	410,000	662
4.500%, 03/01/21	CLP	6,235,000	8,911
4.000%, 03/01/23	CLP	615,000	898
2.000%, 03/01/35	CLP	566,405	980
1.900%, 09/01/30	CLP	5	208
1.500%, 03/01/26	CLP	40	1,703
Brazil Letras do Tesouro Nacional
6.877%, 07/01/21(E)	BRL	38,674	8,514
6.846%, 01/01/22(E)	BRL	12,540	2,672
6.279%, 07/01/22(E)	BRL	16,838	3,470
Brazil Notas do Tesouro Nacional Serie F
10.000%, 01/01/23	BRL	40,756	10,890
10.000%, 01/01/25	BRL	20,854	5,744
10.000%, 01/01/27	BRL	14,538	4,098
10.000%, 01/01/29	BRL	5,167	1,480
Ciudad Autonoma De Buenos Aires, MTN
8.950%, 02/19/21		1,748	1,512
Colombian TES
10.000%, 07/24/24	COP	4,621,900	1,601
7.750%, 09/18/30	COP	8,125,500	2,656
7.500%, 08/26/26	COP	6,123,600	1,955
7.250%, 10/18/34	COP	2,651,700	834
7.000%, 05/04/22	COP	14,760,500	4,462
7.000%, 06/30/32	COP	3,118,900	962
6.250%, 11/26/25	COP	927,400	278
6.000%, 04/28/28	COP	1,219,700	355
4.750%, 02/23/23	COP	9,457,429	3,005
Cordoba City
7.875%, 09/29/24		595	266
Costa Rica Government International Bond
9.995%, 08/01/20		16,989	17,839
Czech Republic Government Bond
4.200%, 12/04/36	CZK	1,990	119
2.000%, 10/13/33	CZK	36,720	1,658
1.000%, 06/26/26	CZK	1,040	43
0.950%, 05/15/30	CZK	11,910	480
Dominican Republic International Bond
9.750%, 06/05/26	DOP	29,250	575
Egypt Government Bond
16.100%, 05/07/29	EGP	3,599	240
15.900%, 07/02/24	EGP	3,737	241
5.750%, 04/29/20	EGP	700	708
Egypt Treasury Bills
21.255%, 10/22/19(E)	EGP	24,700	1,506
18.105%, 10/29/19(E)	EGP	9,325	567
Egyptian Paris Club
5.056%, 01/01/21(B)		4	3
Hungary Government Bond
6.750%, 10/22/28	HUF	126,720	587
5.500%, 06/24/25	HUF	556,820	2,247
3.000%, 06/26/24	HUF	395,780	1,412
3.000%, 10/27/27	HUF	119,700	431
3.000%, 08/21/30	HUF	59,970	214
1.750%, 10/26/22	HUF	58,350	197
Indonesia Treasury Bond
10.500%, 08/15/30	IDR	4,106,000	353
9.000%, 03/15/29	IDR	33,241,000	2,591
8.750%, 05/15/31	IDR	14,515,000	1,115
8.375%, 03/15/24	IDR	28,062,000	2,100
8.375%, 09/15/26	IDR	27,116,000	2,047

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 105

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
8.375%, 03/15/34	IDR	39,178,000	$2,918
8.375%, 04/15/39	IDR	9,260,000	687
8.250%, 07/15/21	IDR	12,140,000	884
8.250%, 05/15/29	IDR	39,896,000	3,000
8.250%, 05/15/36	IDR	22,489,000	1,648
8.125%, 05/15/24	IDR	13,925,000	1,037
7.500%, 08/15/32	IDR	32,320,000	2,254
7.500%, 06/15/35	IDR	7,541,000	522
7.500%, 05/15/38	IDR	6,785,000	467
7.000%, 05/15/22	IDR	3,674,000	262
7.000%, 05/15/27	IDR	1,319,000	92
7.000%, 09/15/30	IDR	15,474,000	1,064
6.625%, 05/15/33	IDR	23,694,000	1,518
6.125%, 05/15/28	IDR	39,099,000	2,549
5.625%, 05/15/23	IDR	16,917,000	1,158
Malaysia Government Bond
4.642%, 11/07/33	MYR	1,470	388
4.498%, 04/15/30	MYR	2,488	643
4.232%, 06/30/31	MYR	3,113	788
4.181%, 07/15/24	MYR	6,115	1,517
3.955%, 09/15/25	MYR	2,290	565
3.906%, 07/15/26	MYR	2,563	633
3.900%, 11/30/26	MYR	1,363	334
3.899%, 11/16/27	MYR	2,440	599
3.885%, 08/15/29	MYR	1,159	289
3.882%, 03/10/22	MYR	5,245	1,275
3.844%, 04/15/33	MYR	513	125
3.828%, 07/05/34	MYR	3,411	835
3.795%, 09/30/22	MYR	2,720	661
3.757%, 04/20/23	MYR	1,645	400
3.733%, 06/15/28	MYR	1,831	442
3.478%, 06/14/24	MYR	6,292	1,518
3.418%, 08/15/22	MYR	3,452	831
Mexican Bonos
10.000%, 12/05/24	MXN	69,080	4,003
8.500%, 05/31/29	MXN	100,700	5,681
8.000%, 12/07/23	MXN	22,560	1,197
8.000%, 11/07/47	MXN	39,950	2,178
7.500%, 06/03/27	MXN	114,510	6,024
Nigeria Government International Bond
6.750%, 01/28/21		$13,376	13,844
Pakistan Government International Bond
6.750%, 12/03/19		10,265	10,291
Peruvian Government International Bond
6.950%, 08/12/31	PEN	4,683	1,694
6.900%, 08/12/37	PEN	3,133	1,137
6.150%, 08/12/32	PEN	2,361	802
5.940%, 02/12/29	PEN	3,388	1,139
Philippine Government International Bond
6.250%, 01/14/36	PHP	10,000	232
4.950%, 01/15/21	PHP	5,000	97
3.900%, 11/26/22	PHP	10,000	193
Province of Salta
9.500%, 03/16/22		52	44
Provincia de Buenos Aires
57.850%, VAR 30-35d Argentina BADLAR Private Banks+3.750%, 04/12/25(A)	ARS	27,694	143
9.950%, 06/09/21		1,000	400
9.125%, 03/16/24		2,050	747
7.875%, 06/15/27		3,000	1,080
4.000%, 05/01/20	EUR	3,472	2,394
0.000%, 05/01/20		1,123	536
Provincia de Cordoba
7.450%, 09/01/24		1,755	1,005
7.125%, 06/10/21		10,963	6,797
7.125%, 08/01/27		1,320	739
Provincia de Entre Rios
8.750%, 02/08/25		14,650	7,179
Provincia de Tierra Del Fuego Argentina
8.950%, 04/17/27		3,067	2,085
Republic of Armenia
6.000%, 09/30/20		—	—
Republic of Poland Government Bond
3.250%, 07/25/25	PLN	5,834	1,566
2.750%, 08/25/23	PLN	358	124
2.750%, 04/25/28	PLN	3,030	802
2.750%, 10/25/29	PLN	10,828	2,880
2.500%, 07/25/26	PLN	8,714	2,252
2.500%, 07/25/27	PLN	2,215	574
Republic of South Africa Government Bond
10.500%, 12/21/26	ZAR	37,468	2,760
9.000%, 01/31/40	ZAR	15,203	927
8.875%, 02/28/35	ZAR	8,813	548
8.750%, 01/31/44	ZAR	34,603	2,035
8.750%, 02/28/48	ZAR	36,067	2,106
8.500%, 01/31/37	ZAR	18,446	1,092
8.250%, 03/31/32	ZAR	16,373	996
8.000%, 01/31/30	ZAR	49,413	3,045
7.750%, 02/28/23	ZAR	38,882	2,591
7.000%, 02/28/31	ZAR	38,620	2,158
6.500%, 02/28/41	ZAR	13,199	613
6.250%, 03/31/36	ZAR	14,733	704

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 106

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Republic of South Africa Government International Bond
5.750%, 09/30/49		$4,000	$3,980
Romania Government Bond
5.800%, 07/26/27	RON	1,660	423
Russian Federal Bond - OFZ
8.500%, 09/17/31	RUB	126,025	2,173
7.950%, 10/07/26	RUB	50,511	829
7.750%, 09/16/26	RUB	182,075	2,956
7.700%, 03/23/33	RUB	151,081	2,444
7.400%, 12/07/22	RUB	80,382	1,268
7.100%, 10/16/24	RUB	55,710	873
7.050%, 01/19/28	RUB	24,142	377
7.000%, 08/16/23	RUB	59,433	929
6.500%, 02/28/24	RUB	46,162	708
Sri Lanka Government International Bond
6.250%, 10/04/20		46,318	46,943
Thailand Government Bond
3.850%, 12/12/25	THB	13,032	487
3.775%, 06/25/32	THB	38,849	1,596
3.650%, 06/20/31	THB	11,984	481
3.625%, 06/16/23	THB	27,280	963
3.600%, 06/17/67	THB	17,701	832
3.400%, 06/17/36	THB	42,533	1,775
3.300%, 06/17/38	THB	25,959	1,088
2.875%, 12/17/28	THB	56,120	2,050
2.875%, 06/17/46	THB	9,569	391
2.400%, 12/17/23	THB	58,313	1,984
2.125%, 12/17/26	THB	59,518	2,034
2.000%, 12/17/22	THB	91,209	3,040
1.250%, 03/12/28	THB	11,672	368
Turkey Government Bond
11.000%, 03/02/22	TRY	3,769	638
11.000%, 02/24/27	TRY	3,417	543
10.700%, 08/17/22	TRY	4,792	791
10.500%, 08/11/27	TRY	1,066	165
10.400%, 03/20/24	TRY	438	70
9.500%, 01/12/22	TRY	3,471	568
8.800%, 09/27/23	TRY	1,388	212
8.000%, 03/12/25	TRY	2,996	428
7.500%, 11/07/19	TRY	4,427	4,443
7.100%, 03/08/23	TRY	6,369	935
7.000%, 06/05/20	TRY	2,000	2,047
3.000%, 02/23/22	TRY	1,286	467
Ukraine Government International Bond
17.250%, 01/05/22(A)	UAH	2,720	117
17.000%, 05/11/22(A)	UAH	3,605	152
16.000%, 08/11/21(A)	UAH	3,748	155
15.840%, 02/26/25(A)	UAH	7,701	327
7.750%, 09/01/20		58,027	59,313
0.000%, 05/31/40(G)		59,080	55,107
Uruguay Government International Bond
9.875%, 06/20/22	UYU	18,615	497
8.500%, 03/15/28	UYU	25,048	585
Uruguay Monetary Regulation Bill
8.777%, 03/10/21(E)	UYU	10,468	245
8.702%, 07/03/20(E)	UYU	5,501	139

Total Sovereign Debt
(Cost $528,714)			513,356

Mortgage-Backed Securities [5.5%]
Adagio IV CLO, Ser 2015-X, Cl F
6.650%, VAR Euribor 3 Month+6.650%, 10/15/29	EUR	1,250	1,279
AIG CLO, Ser 2019-1A, Cl D
6.238%, VAR ICE LIBOR USD 3 Month+3.960%, 01/20/32(A)		750	746
Arch Street CLO, Ser 2018-2A, Cl ER
8.578%, VAR ICE LIBOR USD 3 Month+6.300%, 10/20/28(A)		1,000	954
Armada Euro CLO II DAC, Ser 2018-2X, Cl E
4.820%, VAR Euribor 3 Month+4.820%, 11/15/31	EUR	1,500	1,527
Armada Euro CLO II DAC, Ser 2018-2X, Cl F
6.450%, VAR Euribor 3 Month+6.450%, 11/15/31	EUR	1,000	945
Avoca CLO XVIII DAC, Ser 2018-18X, Cl C
1.750%, VAR Euribor 3 Month+1.750%, 04/15/31	EUR	5,000	5,369

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 107

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
BABSN, Ser 2018-IA, Cl ER
7.778%, VAR ICE LIBOR USD 3 Month+5.500%, 01/20/31(A)		$4,000	$3,504
Black Diamond CLO, Ser 2017-1A, Cl C
6.233%, VAR ICE LIBOR USD 3 Month+3.950%, 04/24/29(A)		5,000	4,977
Black Diamond CLO DAC, Ser 2015-1X, Cl F
6.500%, VAR Euribor 3 Month+6.500%, 10/03/29	EUR	1,220	1,276
Black Diamond CLO DAC, Ser 2018-1A, Cl BR
4.247%, VAR ICE LIBOR USD 3 Month+1.980%, 04/26/31(A)		4,000	3,765
Black Diamond CLO DAC, Ser 2018-1X, Cl DR
2.650%, VAR Euribor 3 Month+2.650%, 10/03/29	EUR	5,000	5,436
Black Diamond CLO DAC, Ser 2019-1X, Cl D
4.100%, VAR Euribor 3 Month+4.100%, 05/15/32	EUR	3,000	3,298
Blackrock European CLO DAC
6.600%, 03/15/31		1,750	1,685
4.420%, 03/15/31		3,000	2,966
Carlyle Global Market Strategies Euro CLO DAC, Ser 2018-1X, Cl B1
1.750%, VAR Euribor 3 Month+1.750%, 05/17/31	EUR	4,500	4,831
CarVal CLO, Ser 2018-1A, Cl D
5.212%, VAR ICE LIBOR USD 3 Month+2.890%, 07/16/31(A)		5,000	4,672
Cifc Funding, Ser 2018-4RA, Cl D
8.003%, VAR ICE LIBOR USD 3 Month+5.700%, 10/17/30(A)		2,200	2,017
Columbia Cent CLO 27, Ser 2018-27A, Cl B
4.576%, VAR ICE LIBOR USD 3 Month+2.300%, 10/25/28(A)		3,000	2,978
Columbia Cent CLO 27, Ser 2018-27A, Cl C
5.576%, VAR ICE LIBOR USD 3 Month+3.300%, 10/25/28(A)		3,000	2,992
Columbia Cent CLO 27, Ser 2018-27A, Cl D
8.376%, VAR ICE LIBOR USD 3 Month+6.100%, 10/25/28(A)		1,950	1,868
Crestline Denali CLO XVI, Ser 2018-1A, Cl C
4.128%, VAR ICE LIBOR USD 3 Month+1.850%, 01/20/30(A)		4,500	4,288
CRNPT, Ser 2018-4A, Cl C
4.178%, VAR ICE LIBOR USD 3 Month+1.900%, 04/20/31(A)		2,750	2,634
CRNPT, Ser 2018-4A, Cl D
5.028%, VAR ICE LIBOR USD 3 Month+2.750%, 04/20/31(A)		3,000	2,783
Euro-Galaxy VI CLO DAC, Ser 2018-6X, Cl C
1.550%, VAR Euribor 3 Month+1.550%, 04/11/31	EUR	3,750	3,975
Greywolf CLO III, Ser 2018-3RA, Cl B
4.528%, VAR ICE LIBOR USD 3 Month+2.250%, 10/22/28(A)		3,000	2,962

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 108

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Greywolf CLO III, Ser 2018-3RA, Cl C
5.428%, VAR ICE LIBOR USD 3 Month+3.150%, 10/22/28(A)		$3,000	$2,969
Greywolf CLO V, Ser 2018-1A, Cl BR
4.276%, VAR ICE LIBOR USD 3 Month+2.000%, 01/27/31(A)		4,000	3,846
Grosvenor Place CLO BV, Ser 2018-1X, Cl DRR
5.400%, VAR Euribor 3 Month+5.400%, 10/30/29	EUR	3,800	3,982
Harvest CLO VIII DAC, Ser 2018-8X, Cl CRR
1.650%, VAR Euribor 3 Month+1.650%, 01/15/31	EUR	2,450	2,619
Harvest CLO XIV DAC, Ser 2015-14X, Cl F
6.300%, VAR Euribor 3 Month+6.300%, 11/18/29	EUR	3,250	3,290
Harvest CLO XIX DAC, Ser 2018-19X, Cl C
1.700%, VAR Euribor 3 Month+1.700%, 04/14/31	EUR	5,500	5,912
Harvest CLO XVI DAC, Ser 2018-16X, Cl DR
3.450%, VAR Euribor 3 Month+3.450%, 10/15/31	EUR	2,000	2,184
Man GLG Euro CLO II DAC, Ser 2016-2X, Cl F
8.750%, VAR Euribor 3 Month+8.750%, 01/15/30	EUR	2,000	2,164
Man GLG Euro CLO IV DAC, Ser 2018-4X, Cl C
1.600%, VAR Euribor 3 Month+1.600%, 05/15/31	EUR	3,900	4,126
Man GLG Euro CLO V DAC, Ser 2018-5X, Cl D1
3.550%, VAR Euribor 3 Month+3.550%, 12/15/31	EUR	2,500	2,728
Marble Point CLO XII, Ser 2018-1A, Cl D
5.322%, VAR ICE LIBOR USD 3 Month+3.000%, 07/16/31(A)		5,000	4,593
MidOcean Credit CLO VI, Ser 2019-6A, Cl DR
6.028%, VAR ICE LIBOR USD 3 Month+3.750%, 01/20/29(A)		3,000	2,977
MidOcean Credit CLO VI, Ser 2019-6A, Cl ER
9.178%, VAR ICE LIBOR USD 3 Month+6.900%, 01/20/29(A)		3,000	2,901
Mountain View CLO, Ser 2018-9A, Cl CR
5.423%, VAR ICE LIBOR USD 3 Month+3.120%, 07/15/31(A)		2,500	2,347
Mountain View CLO, Ser 2018-9A, Cl DR
8.383%, VAR ICE LIBOR USD 3 Month+6.080%, 07/15/31(A)		2,300	2,017
Oak Hill European Credit Partners IV Designated Activity, Ser 2018-4X, Cl DR
2.500%, VAR Euribor 3 Month+2.500%, 01/20/32	EUR	3,000	3,164
OAK Hill European Credit Partners V Designated Activity, Ser 2017-5X, Cl F
7.300%, VAR Euribor 3 Month+7.300%, 02/21/30	EUR	1,100	1,142
Ocean Trails CLO VII, Ser 2019-7A, Cl E
9.422%, VAR ICE LIBOR USD 3 Month+6.880%, 04/17/30(A)		3,000	2,880

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 109

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)		Value (000)
Octagon Investment Partners XXIII, Ser 2018-1A, Cl CR
4.153%, VAR ICE LIBOR USD 3 Month+1.850%, 07/15/27(A)		$3,000	$2,965
OZLM XXII, Ser 2018-22A, Cl B
4.103%, VAR ICE LIBOR USD 3 Month+1.800%, 01/17/31(A)		3,500	3,324
OZLM XXII, Ser 2018-22A, Cl D
7.603%, VAR ICE LIBOR USD 3 Month+5.300%, 01/17/31(A)		1,800	1,542
OZLME IV DAC, Ser 2018-4X, Cl C1
1.850%, VAR Euribor 3 Month+1.850%, 07/27/32	EUR	1,850	1,997
Parallel, Ser 2018-1A, Cl C
5.078%, VAR ICE LIBOR USD 3 Month+2.800%, 04/20/31(A)		2,000	1,837
Saranac CLO III, Ser 2018-3A, Cl CR
4.509%, VAR ICE LIBOR USD 3 Month+2.350%, 06/22/30(A)		5,000	4,851
Sorrento Park CLO DAC, Ser 2014-1X, Cl E
5.844%, VAR Euribor 3 Month+6.250%, 11/16/27	EUR	3,000	3,138
St. Paul’s CLO III-R DAC, Ser 2018-3RX, Cl CR
1.600%, VAR Euribor 3 Month+1.600%, 01/15/32	EUR	2,750	2,930
Tralee CLO V, Ser 2018-5A, Cl D
5.478%, VAR ICE LIBOR USD 3 Month+3.200%, 10/20/28(A)		3,000	2,863
Trimaran Cavu, Ser 2019-1A, Cl C1
5.617%, VAR ICE LIBOR USD 3 Month+3.150%, 07/20/32(A)		4,000	3,992
Trimaran Cavu, Ser 2019-1A, Cl D
6.617%, VAR ICE LIBOR USD 3 Month+4.150%, 07/20/32(A)		2,000	1,974
Trinitas CLO III, Ser 2018-3A, Cl CR
4.203%, VAR ICE LIBOR USD 3 Month+1.900%, 07/15/27(A)		4,000	3,976
Venture CDO, Ser 2018-31A, Cl C1
4.228%, 04/20/31		4,000	3,830
VIBR, Ser 2018-8A, Cl D
8.028%, VAR ICE LIBOR USD 3 Month+5.750%, 01/20/31(A)		2,000	1,742
Voya Euro CLO I DAC, Ser 2018-1X, Cl C
1.600%, VAR Euribor 3 Month+1.600%, 10/15/30	EUR	2,500	2,658
Voya Euro CLO I DAC, Ser 2018-1X, Cl D
2.500%, VAR Euribor 3 Month+2.500%, 10/15/30	EUR	3,075	3,246
Z Capital Credit Partners CLO, Ser 2018-1A, Cl DR
5.422%, VAR ICE LIBOR USD 3 Month+3.100%, 07/16/27(A)		4,000	3,912
Zais CLO 5, Ser 2016-2A, Cl B
5.603%, VAR ICE LIBOR USD 3 Month+3.300%, 10/15/28(A)		3,000	2,998
Zais CLO 8, Ser 2018-1A, Cl C
4.053%, VAR ICE LIBOR USD 3 Month+1.750%, 04/15/29(A)		4,000	3,774

Total Mortgage-Backed Securities
(Cost $203,285)			187,117

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 110

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Acquisition Cost (000)	Value (000)
Life Settlement Contracts [4.1%](B)(F)(I)
American General Life #460L, Acquired 05/30/2014	303	$713
American General Life #508L, Acquired 05/30/2014	2,595	3,650
American General Life #542L, Acquired 07/30/2015	83	436
American General Life #634L, Acquired 05/30/2014	530	2,595
American General Life #906L, Acquired 07/30/2015	479	3,204
American General Life #964L, Acquired 07/30/2015	1,459	1,936
AXA Equitable Life #0474, Acquired 11/04/2013	7,290	8,216
AXA Equitable Life #1616, Acquired 05/30/2014	3,254	4,345
AXA Equitable Life #1898, Acquired 11/04/2013	441	620
AXA Equitable Life #7233, Acquired 11/04/2013	395	1,828
AXA Equitable Life #7578, Acquired 11/04/2013	2,104	4,865
AXA Equitable Life #7857, Acquired 11/04/2013	2,297	1,690
AXA Equitable Life #8538, Acquired 11/04/2013	1,333	1,756
AXA Equitable Life #9345, Acquired 11/04/2013	143	616
Guardian Insurance #0346, Acquired 11/04/2013	646	3,253
Hartford Life #4700, Acquired 11/24/2015	81	136
Hartford Life #7522, Acquired 11/24/2015	805	2,125
ING Reliastar #1234, Acquired 12/05/2013	1,067	4,175
ING Reliastar #3394, Acquired 05/30/2014	3,687	7,417
ING Reliastar #4842, Acquired 11/20/2013	921	4,135
ING Reliastar #776H, Acquired 05/30/2014	1,518	1,866
John Hancock #0430, Acquired 05/30/2014	2,418	4,565
John Hancock #0801, Acquired 05/30/2014	1,564	2,300

Description	Acquisition Cost (000)	Value (000)
John Hancock #1929, Acquired 05/30/2014	3,812	$4,333
John Hancock #5072, Acquired 05/30/2014	1,409	3,274
John Hancock #5080, Acquired 11/19/2013	313	3,247
John Hancock #5885, Acquired 05/30/2014	894	1,634
John Hancock #6686, Acquired 05/30/2014	3,035	3,074
John Hancock #6912, Acquired 05/30/2014	1,065	2,175
Lincoln National #0019, Acquired 09/17/2015	2,460	4,195
Lincoln National #4654, Acquired 05/30/2014	721	507
Lincoln National #4754, Acquired 09/17/2015	1,029	4,436
Lincoln National #4754, Acquired 09/17/2015	610	3,593
Lincoln National #5658, Acquired 09/17/2015	329	1,343
Lincoln National #7099, Acquired 09/17/2015	1,254	2,725
Lincoln National #8558, Acquired 09/17/2015	1,659	4,112
Mass Mutual #1849, Acquired 11/05/2013	2,926	6,029
Mass Mutual #5167, Acquired 05/30/2014	63	1,974
Mass Mutual #5681, Acquired 11/05/2013	288	2,689
Mass Mutual #5864, Acquired 05/30/2014	4,668	—
Met Life #8MLU, Acquired 05/20/2014	1,413	1,511
Penn Life #8183, Acquired 10/18/2016	46	103
Penn Mutual #3106, Acquired 05/30/2014	1,294	1,583
Phoenix Life #5715, Acquired 10/18/2016	569	2,023
Phoenix Life #6157, Acquired 10/18/2016	569	2,057
Phoenix Life #6161, Acquired 05/30/2014	3,472	8,649
Phoenix Life #8499, Acquired 05/30/2014	756	1,166
Phoenix Life #8509, Acquired 05/30/2014	761	1,166
Principal Financial #6653, Acquired 10/30/2013	306	346

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 111

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Acquisition Cost (000)/Shares	Value (000)
Prudential #5978, Acquired 10/02/2015	372	$1,573
Security Mutual Life #5380, Acquired 10/28/2013	410	—
Transamerica #1708, Acquired 10/28/2013	957	2,714
Transamerica #3426, Acquired 11/12/2013	274	525
Transamerica #8205, Acquired 10/28/2013	714	1,746

Total Life Settlement Contracts
(Cost $73,861)		140,944

Open-End Funds [1.5%]
AllianceBernstein Global High Income Fund	521,479	6,252
BlackRock Muni Intermediate Duration Fund	306,224	4,342
BlackRock MuniHoldings California Quality Fund	416,015	5,874
BlackRock MuniHoldings New Jersey Quality Fund	350,610	4,989
Eaton Vance Floating-Rate Income Trust	440,766	5,827
Invesco Dynamic Credit Opportunities Fund	550,242	6,058
Nuveen California AMT-Free Quality Municipal Income Fund	427,965	6,471
Nuveen Floating Rate Income Opportunity Fund	439,289	4,191
Nuveen Quality Municipal Income Fund	397,127	5,703
Tortoise Power and Energy Infrastructure Fund	122,576	2,208

Total Open-End Funds
(Cost $49,948)		51,915

Common Stock [0.3%]
Agricultural [0.0%]
Mriya Farming PLC *	2,903	—

Chemicals [0.0%]
Hexion Holdings *	21,096	237

Consumer Cyclical [0.1%]
TruKid *	257	1,158

Description	Shares/Number of Warrants	Value (000)
Diversified Minerals [0.0%]
New World Resources, Cl A *	44,276,198	$82

Energy [0.0%]
Templar Energy, Cl A *	105,419	26

Hotels, Restaurants & Leisure [0.0%]
Caesars Entertainment *	68,920	804

Oil, Gas & Consumable Fuels [0.2%]
Gulf Keystone Petroleum	2,140,000	6,026
Savannah Petroleum *	4,307,451	1,218

Total Oil, Gas & Consumable Fuels		7,244

Services [0.0%]
A’ayan Leasing & Investment KSCP *	1,169,438	151
Astana Finance *	208,618	—
Wayne Services Legacy *	257	—

Total Services		151

Software [0.0%]
Avaya Holdings *	63,630	651

Telecommunication Services [0.0%]
iHeartMedia *	12,136	182

Total Common Stock
(Cost $9,723)		10,535

Limited Partnership [0.3%]
Financial Services [0.3%]
Cartesian LP * (F)	1	10,820

Total Limited Partnership
(Cost $10,000)		10,820

Warrants [0.1%]
Central Bank of Nigeria,
Expires 11/15/20, Strike Price $0.0001 *	49,000	1,960
Toys R Us *^ (B)	14,309	—

Total Warrants
(Cost $6,407)		1,960

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 112

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Shares/Face Amount (000)(1)	Value (000)
Closed-End Fund [0.1%]
Stone Ridge Reinsurance Risk Premium Interval Fund	482,944	$4,062

Total Closed-End Fund
(Cost $4,847)		4,062

Convertible Bonds [0.1%]
Medical Products & Services [0.1%]
NMC Health Jersey
1.875%, 04/30/25	$2,800	2,420

Real Estate Oper/Develop [0.0%]
No. Va Land Investment Group
5.500%, 04/27/23	819	810

Total Convertible Bonds
(Cost $3,157)		3,230

Short-Term Investment** [7.9%]
SEI Daily Income Trust Government Fund, Cl F, 1.800%	268,112,346	268,112

Total Short-Term Investment
(Cost $268,112)		268,112

Repurchase Agreement [2.9%]
Barclays
1.900%, dated 09/30/19, repurchased on 10/01/19, repurchase price $100,005,278 (collateralized by U.S. Treasury obligation, par value of $86,049,700, 3.00%, 11/15/2044; with a total market value of $102,000,044)	100,000	100,000

Total Repurchase Agreement
(Cost $100,000)		100,000

Total Investments [99.5%]
(Cost $3,465,025)		$3,398,966

Percentages are based on Net Assets of $3,416,111 (000).

Amounts designated as “—” are either $0 or have been rounded to $0.

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2019.

^	Expiration date and strike price unavailable.

(1)	U.S. Dollars unless otherwise indicated.

(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2019, the value of these securities amounted to $475,164 (000), representing 13.9% of the Net Assets of the Fund.

(B)	Level 3 security in accordance with fair value hierarchy.

(C)	Step Bond — The rate reported is the rate in effect on September 30, 2019. The coupon on a step bond changes on a specific date.

(D)	In default on interest payments. Rate shown represents the last coupon rate prior to default.

(E)	Zero coupon security. The rate reported is the effective yield at time of purchase.

(F)	Security is considered illiquid. The total market value of such security as of September 30, 2019 was $165,561 (000) and represented 4.8% of the Net Assets of the Fund.

(G)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(H)	Unsettled bank loan, Interest rate may not be available.

(I)	Security is considered restricted. The total market value of such securities as of September 30, 2019 was $140,944 (000) and represented 4.1% of the Net Assets of the Fund.

AMT — Alternative Minimum Tax (subject to)

ARS — Argentine Peso

BRL — Brazilian Real

CAD — Canadian Dollar

CDO — Collateralized Debt Obligation

CHF — Swiss Franc

Cl — Class

CLP — Chilean Peso

CLO — Collateralized Loan Obligation

CNY — Chinese Yuan Onshore

COP — Colombian Peso

CZK — Czech Koruna

DAC — Designated Activity Company

DOP — Dominican Peso

EUR — Euro

EGP — Egyptian Pound

GBP — British Pound Sterling

HUF — Hungarian Forint

ICE — Intercontinental Exchange

IDR — Indonesian Rupiah

JPY — Japanese Yen

JSC — Joint Stock Company

LLC — Limited Liability Company

LIBOR — London Interbank Offered Rate

LP — Limited Partnership

Ltd. — Limited

MTN — Medium Term Note

MXN — Mexican Peso

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 113

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

MYR — Malaysian Ringgit

PEN — Peruvian Sol

PEI — Peruvian Inti

PHP— Philippine Peso

PIK — Paid-in Kind

PLC — Public Limited Company

PLN — Polish Zloty

RB — Revenue Bond

RON — Romanian Leu

RUB — Russian Ruble

SGD — Singapore Dollar

Ser — Series

THB — Thai Bhat

TRY — Turkish Lira

UAH — Ukrainian Hryvnia

ULC — Unlimited Liability Company

USD — U.S. Dollar

UYU — Uruguayan Peso

VAR — Variable Rate

WIBOR — Warsaw Interbank Offered Rate

ZAR — South African Rand

A list of the open forward foreign currency contracts held by the Fund at September 30, 2019, is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Barclays PLC	10/31/19	USD	806	RUB	53,429	$15
Barclays PLC	10/31/19	IDR	10,706,502	USD	744	(8)
Barclays PLC	11/29/19	USD	97	PLN	383	(2)
Barclays PLC	11/29/19	USD	2,968	HUF	901,411	(23)
BNP Paribas	10/02/19	USD	1,570	BRL	6,569	11
BNP Paribas	10/31/19	USD	274	RUB	18,452	9
BNP Paribas	10/31/19	USD	724	RON	3,060	(22)
BNP Paribas	10/31/19	USD	1,133	ZAR	16,743	(33)
BNP Paribas	10/31/19	USD	1,527	MXP	30,908	30
BNP Paribas	10/31/19	MXP	6,243	USD	320	6
BNP Paribas	10/31/19	CZK	9,776	USD	416	3
BNP Paribas	10/31/19	ZAR	29,889	USD	2,119	155
BNP Paribas	10/31/19	COP	17,463,154	USD	5,042	31
BNP Paribas	11/29/19	USD	1,272	SGD	1,747	(7)
BNP Paribas	12/03/19	BRL	44,193	USD	11,140	546
BT Brokerage	10/31/19	USD	922	RUB	61,005	15
BT Brokerage	10/31/19	USD	6,732	PLN	25,648	(334)
BT Brokerage	10/31/19	RUB	68,975	USD	1,051	(9)
BT Brokerage	11/29/19	USD	29	SGD	40	—
BT Brokerage	11/29/19	SGD	4,795	USD	3,475	3
BT Brokerage	11/29/19 - 01/31/20	IDR	17,524,848	USD	1,227	6
BT Brokerage	05/22/20	USD	258	UAH	7,635	27
Citigroup	10/30/19	PEI	2,891	USD	850	(7)
Citigroup	10/31/19	USD	37	RUB	2,463	1
Citigroup	10/31/19	USD	1,153	TRY	6,681	17
Citigroup	10/31/19	RON	7,462	USD	1,762	49
Citigroup	10/31/19	PLN	28,040	USD	7,259	264
Citigroup	10/31/19	HUF	519,625	USD	1,791	97
Citigroup	01/31/20	IDR	15,200,000	USD	1,062	8
Citigroup	10/31/19	IDR	9,852,355	USD	685	(7)
Citigroup	11/29/19	USD	1,974	SGD	2,714	(9)
Citigroup	11/29/19	USD	3,571	RON	15,238	(74)
Credit Suisse First Boston	10/04/19	USD	645	ARS	31,009	(115)
Credit Suisse First Boston	10/30/19	USD	680	PEI	2,260	(10)
Credit Suisse First Boston	10/30/19	USD	3,873	CLP	2,639,861	(251)
Credit Suisse First Boston	10/30/19	CLP	3,283,571	USD	4,591	85
Credit Suisse First Boston	10/31/19	USD	1,321	RUB	88,866	44
Deutsche Bank	10/02/19	BRL	8,352	USD	2,015	5
Deutsche Bank	10/30/19	USD	2,254	PEI	7,559	(13)
Deutsche Bank	10/31/19	USD	321	TRY	1,836	—
Deutsche Bank	10/31/19	USD	2,108	MXP	42,015	9
Deutsche Bank	10/31/19	USD	2,110	RUB	142,107	72
Deutsche Bank	10/31/19 - 11/29/19	USD	5,075	MYR	21,203	(20)
Deutsche Bank	10/31/19	USD	6,777	CZK	160,117	(9)
Deutsche Bank	10/31/19 - 11/29/19	MYR	13,344	USD	3,193	12
Deutsche Bank	10/31/19	CZK	90,498	USD	3,917	92
Deutsche Bank	10/31/19	RUB	126,507	USD	1,926	(17)

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 114

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Depreciation) (Thousands)
Deutsche Bank	10/31/19 - 11/29/19	IDR	22,826,016	USD	1,572	$(31)
Deutsche Bank	11/29/19	USD	3,558	THB	109,002	9
JPMorgan Chase Bank	10/30/19	USD	1,517	PEI	5,005	(34)
JPMorgan Chase Bank	10/30/19	CLP	500,129	USD	700	14
JPMorgan Chase Bank	10/31/19	PLN	112	USD	28	—
JPMorgan Chase Bank	10/31/19	USD	827	RUB	54,723	13
JPMorgan Chase Bank	10/31/19	USD	308	RUB	19,933	(2)
JPMorgan Chase Bank	10/31/19	USD	1,453	TRY	8,423	22
JPMorgan Chase Bank	10/31/19	USD	3,554	HUF	1,023,014	(218)
JPMorgan Chase Bank	10/31/19	USD	5,105	COP	17,300,000	(141)
JPMorgan Chase Bank	10/31/19	TRY	5,982	USD	1,047	(1)
JPMorgan Chase Bank	10/31/19	USD	7,114	MXP	141,368	10
JPMorgan Chase Bank	10/31/19	USD	3,945	MXP	76,566	(87)
JPMorgan Chase Bank	10/31/19	CZK	24,383	USD	1,062	31
JPMorgan Chase Bank	10/31/19	COP	7,711,975	USD	2,299	86
JPMorgan Chase Bank	11/04/19	USD	1,117	BRL	4,691	9
JPMorgan Chase Bank	11/29/19	USD	356	THB	10,898	1
Merrill Lynch	10/10/19	USD	224	ARS	15,218	31
Merrill Lynch	10/31/19	USD	191	PLN	740	(7)
Merrill Lynch	10/31/19	USD	876	COP	2,988,740	(18)
Merrill Lynch	10/31/19	CZK	1,234	USD	54	2
Merrill Lynch	10/31/19	USD	2,456	RON	10,648	(11)
Merrill Lynch	10/31/19 - 01/31/20	USD	12,334	PLN	47,911	(373)
Merrill Lynch	10/31/19	CZK	12,537	USD	547	17
Merrill Lynch	10/31/19	MXP	141,492	USD	7,124	(6)
Merrill Lynch	04/29/20 - 05/06/20	USD	1,170	UAH	34,645	132
Merrill Lynch	04/29/20	UAH	10,865	USD	383	(26)
Morgan Stanley	10/02/19	USD	1,555	BRL	6,473	3
Morgan Stanley	10/31/19	USD	243	TRY	1,411	4
Morgan Stanley	10/31/19	USD	353	ZAR	5,256	(7)
Morgan Stanley	10/31/19	USD	1,939	CZK	45,134	(31)
Morgan Stanley	10/31/19	USD	1,752	RUB	116,726	40
Morgan Stanley	10/31/19 - 11/29/19	USD	5,369	RUB	345,238	(81)
Morgan Stanley	10/31/19	RUB	208,542	USD	3,173	(29)
Morgan Stanley	11/29/19	USD	152	PHP	7,905	—
Morgan Stanley	11/29/19	USD	1,109	SGD	1,525	(5)
National Bank of Australia	11/29/19	USD	1,420	SGD	1,952	(7)
National Bank of Australia	11/29/19	SGD	3,183	USD	2,312	7
National Bank of Australia	01/31/20	IDR	4,840,856	USD	338	2
Santander	10/30/19	CLP	1,516,515	USD	2,182	101
Santander	10/31/19	USD	1,560	MXP	31,060	5
Santander	10/31/19	USD	1,740	MXP	33,734	(40)
Santander	10/31/19	MXP	158,207	USD	8,179	207
Standard Bank	10/31/19	USD	1,548	RUB	101,964	18
Standard Bank	10/31/19	USD	3,248	TRY	18,739	34
Standard Bank	10/31/19	USD	3,883	CZK	88,748	(131)
Standard Bank	10/31/19	TRY	6,267	USD	1,049	(48)
Standard Bank	11/29/19	IDR	15,319,603	USD	1,076	3
U.S. Bank	12/20/19	GBP	6,000	USD	7,412	9
U.S. Bank	10/07/19	GBP	31,130	USD	37,989	(298)
U.S. Bank	10/07/19 - 12/20/19	EUR	288,314	USD	318,614	4,036
U.S. Bank	11/29/19	USD	1,087	EUR	983	(11)
U.S. Bank	11/29/19 - 12/20/19	CHF	22,374	USD	22,664	88
U.S. Bank	11/29/19	JPY	193,233	USD	1,827	33
						$3,966

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2019, is as follows:

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency
China 7-Day Reverse Repo Rate	3.021%	Quarterly	05/15/24	CNY
WIBOR 6-Month	2.400%	Annually	03/26/23	PLN
7.005%	Mexico Interbank TIIE 28-Day	Monthly	09/15/21	MXN

Interest Rate Swaps
Fund Pays	Notional Amount (000)	Premiums Paid (000)	Unrealized Appreciation (Depreciation) (000)	Swap Contracts, at Value (000)
China 7-Day Reverse Repo Rate	74,000	$—	$(38)	$(38)
WIBOR 6-Month	12,360	—	146	146
7.005%	241,000	—	224	224
		$—	$332	$332

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 115

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (continued)

The following is a list of the inputs used as of September 30, 2019 in valuing the Fund’s investments and other financial instruments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$1,272,714	$12	$1,272,726
Loan Participations	—	831,542	2,647	834,189
Sovereign Debt	—	513,353	3	513,356
Mortgage-Backed Securities	—	187,117	—	187,117
Life Settlement Contracts	—	—	140,944	140,944
Open-End Funds	51,915	—	—	51,915
Common Stock	10,427	108	—	10,535
Warrants	1,960	—	—	1,960
Closed-End Fund	4,062	—	—	4,062
Convertible Bonds	—	3,230	—	3,230
Repurchase Agreement	—	100,000	—	100,000
Short-Term Investment	268,112	—	—	268,112
Investments in Securities Measured at NAV*	—	—	—	10,820
Total Investments in Securities	$336,476	$2,908,064	$143,606	$3,398,966

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts**
Unrealized Appreciation	$—	$6,579	$—	$6,579
Unrealized Depreciation	—	(2,613)	—	(2,613)
Centrally Cleared Swaps
Interest Rate Swaps**
Unrealized Appreciation	—	370	—	370
Unrealized Depreciation	—	(38)	—	(38)
Total Other Financial Instruments	$—	$4,298	$—	$4,298

*

Investment in securities measured at NAV using the net asset value as practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented on the consolidated statement of assets and liabilities.

**	Forwards contracts and swap contracts are valued at the unrealized appreciation/(depreciation) on the instrument.

(1)

Of the $143,606 (000) in Level 3 securities as of September 30, 2019, $140,944 (000) or 98.1% are not valued via third party pricing vendors and broker quotes. If significant, the disclosure of the unobservable inputs and the interrelationships and sensitivity between these inputs is required for those Level 3 securities that are not valued by third party vendors or broker quotes.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value as of September 30, 2019:

	Investments In Corporate Bonds (000)	Investments in Loan Participations (000)	Investments in Sovereign Debt (000)
Beginning balance as of 10/1/18	$—	$1,311	$4
Accrued discounts/ premiums	2	(8)	(5)
Realized gain/(loss)	—	(256)	183
Change in unrealized appreciation/(depreciation)	(3)	(67)	6
Purchases	13	—	14
Sales/paydowns	—	(154)	(199)
Transfers into Level 3	—	1,821	—
Transfers out of Level 3	—	—	—
Ending balance as of 9/30/19	$12	$2,647	$3
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(3)	$(67)	$6

	Investments in Life Settlement Contracts (000)	Total (000)
Beginning balance as of 10/1/18	$142,927	$144,242
Accrued discounts/ premiums	—	(11)
Realized gain/(loss)	4,663	4,590
Change in unrealized appreciation/(depreciation)	354	290
Purchases	—	27
Sales/paydowns	(7,000)	(7,353)
Transfers into Level 3	—	1,821
Transfers out of Level 3	—	—
Ending balance as of 9/30/19	$140,944	$143,606
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(1,674)	$(1,738)

Amounts designated as “—“ are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 116

consolidated schedule of investments
September 30, 2019
City National Rochdale Fixed Income Opportunities Fund (concluded)

The following table summarizes the quantitative inputs and assumptions used for material items categorized as material Level 3 investments as of September 30, 2019. The disclosures below also include qualitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

	Fair Value at September 30, 2019 (000)	Valuation Techniques
Life Settlement Contracts	$140,944	Discounted Cash Flow Model

		Observable Inputs
		Maturity Value

		Unobservable Inputs	Range
		Discount Rate	13.5%
		Expected Maturity (months)	6-130 months

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and the interrelationships between them could result in significantly higher or lower fair value measurements. Increases in projected collection rates in isolation would result in a higher fair value measurement, while increases in expected discount rates, projected default rates, and maturities of life settlement contracts, in isolation, would result in a lower fair value measurement.

For the period ended September 30, 2019, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

At September 30, 2019, the Fund had the following investments in life settlement contracts:

Year	Number of Contracts	Fair Value (000)	Face Value (Death Benefits) (000)
2020	3	$14,050	$18,500
2021	4	7,400	13,336
2022	11	45,063	81,235
2023	17	44,806	116,500
Thereafter	19	29,625	110,851
	54	$140,944	$340,422

For the year ended September 30, 2019, the net change to fair value on life settlement contracts, net of premiums paid and continuing costs disclosed in the Fund’s Consolidated Statement of Operations, as part of the unrealized appreciation/(depreciation) on investments, consisted of a net negative change to fair value on life settlement contracts of $1,700,339, offset by $21,272,023 in premiums paid and continuing costs associated with its investment in the policies. For the year ended September 30, 2019, the Fund realized gains of $4,663,465 on matured life settlement contracts, which are disclosed in the Consolidated Statement of Operations, as part of the realized gain/(loss) on investments.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 117

schedule of investments
September 30, 2019
City National Rochdale Short Term Emerging Markets Debt Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds [75.9%]
Airlines [2.5%]
Avianca Holdings
8.375%, 05/10/20	$5,699	$5,443

Banks [6.2%]
African Bank, MTN
8.125%, 10/19/20	300	308
Banco Nacional de Costa Rica
5.875%, 04/25/21	8,690	8,831
Turkiye Garanti Bankasi, MTN
4.750%, 10/17/19	3,100	3,100
Yapi ve Kredi Bankasi
5.125%, 10/22/19	1,477	1,478

Total Banks		13,717

Building & Construction [4.5%]
Servicios Corporativos Javer
9.875%, 04/06/21	10,085	9,984

Building-Heavy Construct [4.6%]
Andrade Gutierrez International
11.000% cash/12.000% PIK, 08/20/21	10,265	10,227

Computer System Design & Services [4.8%]
HT Global IT Solutions Holdings
7.000%, 07/14/21	10,360	10,648

Drugs [8.0%]
Glenmark Pharmaceuticals
4.500%, 08/02/21	8,000	7,952
Teva Pharmaceutical Finance Netherlands III BV
2.200%, 07/21/21	10,500	9,607

Total Drugs		17,559

Entertainment & Gaming [4.5%]
NagaCorp
9.375%, 05/21/21	9,441	9,944

Food, Beverage & Tobacco [1.5%]
MHP
8.250%, 04/02/20	3,332	3,395

Medical Products & Services [0.3%]
Jubilant Pharma
4.875%, 10/06/21	610	616

Metals & Mining [4.9%]
Vedanta Resources
8.250%, 06/07/21	10,480	10,904

Paper & Related Products [4.5%]
Eldorado International Finance GmbH
8.625%, 06/16/21	9,477	9,868

Petroleum & Fuel Products [9.7%]
Georgian Oil and Gas JSC
6.750%, 04/26/21	3,130	3,241
Pan American Energy
7.875%, 05/07/21	14,269	14,198
YPF
8.500%, 03/23/21	4,522	3,949

Total Petroleum & Fuel Products		21,388

Real Estate Oper/Develop [8.1%]
Alam Synergy Pte
11.500%, 04/22/21	9,830	10,422
Global Prime Capital Pte
7.250%, 04/26/21	7,308	7,556

Total Real Estate Oper/Develop		17,978

Steel & Steel Works [0.1%]
JSW Steel
4.750%, 11/12/19	100	100

Telephones & Telecommunications [6.9%]
Telecom Argentina
6.500%, 06/15/21	16,922	15,314

Textile-Products [4.0%]
Golden Legacy Pte. Ltd.
8.250%, 06/07/21	8,587	8,900

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 118

schedule of investments
September 30, 2019
City National Rochdale Short Term Emerging Markets Debt Fund (concluded)

Description	Face Amount (000)		Value (000)
Transportation Services [0.8%]
Ukraine Railways via Shortline
9.875%, 09/15/21		$1,705	$1,756

Total Corporate Bonds
(Cost $168,831)			167,741

Sovereign Debt [14.0%]
Argentine Republic Government International Bond
6.875%, 04/22/21		8,468	4,150
3.375%, 10/12/20	CHF	6,500	3,191
Ciudad Autonoma De Buenos Aires, MTN
8.950%, 02/19/21		1,262	1,091
Nigeria Government International Bond
6.750%, 01/28/21		3,000	3,105
Provincia de Buenos Aires
10.875%, 01/26/21		537	258
4.000%, 05/01/20(A)	EUR	8,902	6,136
Provincia de Cordoba
7.125%, 06/10/21		1,400	868
Provincia de Neuquen Argentina
7.875%, 04/26/21		55	52
Sri Lanka Government International Bond
6.250%, 07/27/21		1,700	1,726
Ukraine Government International Bond
7.750%, 09/01/21		10,000	10,402

Total Sovereign Debt
(Cost $35,789)			30,979

Short-Term Investment* [8.2%]
SEI Daily Income Trust Government Fund, Cl F, 1.800%		18,086,513	18,087

Total Short-Term Investment
(Cost $18,087)			18,087

Total Investments [98.1%]
(Cost $222,707)			$216,807

Percentages are based on Net Assets of $221,112 (000).

*	The rate reported is the 7-day effective yield as of September 30, 2019.

(A)	Step Bond – Represents the current rate, the step rate, the step date and the final maturity date.

CHF — Swiss Franc

Cl — Class

EUR — Euro

JSC — Joint Stock Company

Ltd. — Limited

MTN — Medium Term Note

PIK — Paid-in Kind

USD — U.S. Dollar

A list of the open forward foreign currency contracts held by the Fund at September 30, 2019, is as follows:

Counterparty	Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Appreciation (Thousands)
U.S. Bank	11/29/2019	EUR	1,875	USD	2,080	$27
U.S. Bank	11/29/2019	CHF	823	USD	835	6
U.S. Bank	12/20/2019	EUR	5,137	USD	5,650	16
U.S. Bank	12/20/2019	CHF	4,576	USD	4,634	16

For the year ended September 30, 2019, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

The following is a list of the inputs used as of September 30, 2019 is valuing the Fund’s investments and other financial instruments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$167,741	$—	$167,741
Sovereign Debt	—	30,979	—	30,979
Short-Term Investment	18,087	—	—	18,087
Total Investments in Securities	$18,087	$198,720	$—	$216,807

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts*
Unrealized Appreciation	$—	$65	$—	$65
Total Other Financial Instruments	$—	$65	$—	$65

*	Forwards contracts are valued at the unrealized appreciation/(depreciation) on the instrument.

For the period ended September 30, 2019, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

Amounts designated as “—“ are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 119

schedule of investments
September 30, 2019
City National Rochdale Dividend & Income Fund

Description	Shares	Value (000)
Common Stock [92.4%]
Communication Services [4.4%]
AT&T	98,500	$3,727
Verizon Communications	119,167	7,193

Total Communication Services		10,920

Consumer Discretionary [3.0%]
Cedar Fair (A)	28,000	1,634
McDonald’s	19,000	4,080
Six Flags Entertainment	34,500	1,752

Total Consumer Discretionary		7,466

Consumer Staples [18.4%]
Altria Group	114,750	4,693
B&G Foods	78,800	1,490
Clorox	37,700	5,726
Coca-Cola	75,372	4,103
General Mills	72,780	4,012
Hershey	25,400	3,937
Kellogg	47,000	3,024
Kimberly-Clark	19,000	2,699
Philip Morris International	61,700	4,685
Procter & Gamble	45,949	5,715
Sysco	38,800	3,081
Unilever ADR	39,300	2,362

Total Consumer Staples		45,527

Energy [5.3%]
Chevron	36,183	4,291
Enterprise Products Partners (A)	87,984	2,515
Occidental Petroleum	25,500	1,134
ONEOK	53,000	3,905
Valero Energy	15,200	1,296

Total Energy		13,141

Financials [10.8%]
Ares Capital	95,100	1,772
Arthur J Gallagher	29,400	2,633
BB&T	80,000	4,270
Cincinnati Financial	60,650	7,076
Compass Diversified Holdings (A)	153,000	3,016
Huntington Bancshares	123,000	1,755
JPMorgan Chase	22,700	2,672
Prudential Financial	21,700	1,952
Umpqua Holdings	98,000	1,613

Total Financials		26,759

Health Care [5.2%]
Bristol-Myers Squibb	54,200	2,748
Johnson & Johnson	9,800	1,268
Merck	73,150	6,158
Pfizer	72,644	2,610

Total Health Care		12,784

Industrials [7.7%]
Eaton	51,900	4,316
General Dynamics	15,300	2,796
Lockheed Martin	30,117	11,747

Total Industrials		18,859

Information Technology [4.6%]
Intel	134,500	6,931
Paychex	52,000	4,304

Total Information Technology		11,235

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 120

schedule of investments
September 30, 2019
City National Rochdale Dividend & Income Fund (continued)

Description	Shares	Value (000)
Materials [2.2%]
Sonoco Products	70,000	$4,074
Westrock	35,000	1,276

Total Materials		5,350

REITs [14.9%]
Crown Castle International	25,600	3,559
EPR Properties	34,500	2,652
Healthcare Trust of America, Cl A	79,500	2,336
Lamar Advertising, Cl A	84,800	6,948
Liberty Property Trust	83,985	4,311
Mid-America Apartment Communities	26,500	3,445
National Retail Properties	59,500	3,356
National Storage Affiliates Trust	19,000	634
Simon Property Group	10,000	1,556
Ventas	40,232	2,938
Welltower	41,262	3,740
WP Carey	15,500	1,387

Total REITs		36,862

Telecommunication Services [1.0%]
BCE	52,000	2,517

Utilities [14.9%]
American Electric Power	34,900	3,270
Avangrid	59,000	3,083
Brookfield Infrastructure Partners (A)	67,600	3,354
CenterPoint Energy	27,500	830
Dominion Energy	33,100	2,682
Duke Energy	68,006	6,519
Entergy	13,700	1,608
Eversource Energy	39,242	3,354
OGE Energy	33,600	1,525
Pinnacle West Capital	30,135	2,925
WEC Energy Group	38,050	3,618
Xcel Energy	62,100	4,030

Total Utilities		36,798

Total Common Stock
(Cost $161,482)		228,218

Preferred Stock [2.8%]
Communication Services [0.1%]
Qwest, 7.000%	10,000	269

Financials [1.3%]
AmTrust Financial Services, 7.500%	10,000	200
Bank of America, 6.500%	10,000	271
6.000%	10,000	251
5.375%	10,000	266
Capital One Financial, 6.700%	10,000	253
First Republic Bank, 5.500%	10,000	267
JPMorgan Chase, 6.125%	10,000	256
6.000%	10,000	281
MetLife, 5.625%	10,000	274
Wells Fargo, 6.000%	10,000	252
5.625%	10,000	269
Wells Fargo Real Estate Investment, 6.375%	10,000	254

Total Financials		3,094

REITs [1.0%]
Digital Realty Trust, 5.250%	10,000	259
National Retail Properties, 5.200%	10,000	258
National Storage Affiliates Trust, 6.000%	20,000	532
PS Business Parks, 5.200%	10,000	254
Public Storage, 5.400%	10,000	258
5.150%	10,000	259
5.000%	10,000	260
Vornado Realty Trust, 5.250%	20,000	517

Total REITs		2,597

Utilities [0.4%]
Dominion Energy, 5.250%	5,000	133
DTE Energy, 5.250%	20,000	557
Southern, 6.250%	10,000	267

Total Utilities		957

Total Preferred Stock
(Cost $6,625)		6,917

Exchange-Traded Funds [2.2%]
Invesco Preferred ETF	269,500	4,048
iShares Preferred & Income Securities ETF	27,300	1,024
JPMorgan Alerian MLP Index ETN	12,500	291

Total Exchange-Traded Funds
(Cost $5,351)		5,363

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 121

schedule of investments
September 30, 2019
City National Rochdale Dividend & Income Fund (concluded)

Description	Shares	Value (000)
Short-Term Investment** [2.3%]
SEI Daily Income Trust Government Fund, Cl F, 1.800%	5,798,160	$5,798

Total Short-Term Investment
(Cost $5,798)		5,798

Total Investments [99.7%]
(Cost $179,256)		$246,296

Percentages are based on Net Assets of $247,154 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2019.

(A)	Security is a Master Limited Partnership. At September 30, 2019, such securities amounted to $10,519 (000), or 4.3% of the Net Assets of the Fund.

ADR — American Depositary Receipt

Cl — Class

ETF — Exchange-Traded Fund

ETN — Exchange-Traded Note

MLP — Master Limited Partnership

REIT — Real Estate Investment Trust

As of September 30, 2019, all of the Fund’s investments are Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

Amounts designated as “—” are $0 or have been rounded to $0.

For the year ended September 30, 2019, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 122

schedule of investments
September 30, 2019
City National Rochdale U.S. Core Equity Fund

Description	Shares	Value (000)
Common Stock [95.8%]
Aerospace & Defense [4.0%]
Boeing	8,000	$3,044
Northrop Grumman	12,000	4,498
Raytheon	28,000	5,493

Total Aerospace & Defense		13,035

Auto Components [1.3%]
Magna International	80,000	4,266

Banks [3.3%]
Bank of America	187,000	5,455
PNC Financial Services Group	37,000	5,186

Total Banks		10,641

Beverages [3.6%]
Constellation Brands, Cl A	23,000	4,767
PepsiCo	49,000	6,718

Total Beverages		11,485

Capital Markets [2.4%]
CME Group, Cl A	36,000	7,608

Chemicals [1.6%]
Linde	26,000	5,037

Commercial Banks [2.8%]
JPMorgan Chase	76,000	8,945

Commercial Services & Supplies [2.7%]
Cintas	32,000	8,579

Communications Equipment [1.1%]
Cisco Systems	70,000	3,459

Diversified Financial Services [1.7%]
Berkshire Hathaway, Cl B *	27,000	5,617

Electric Utilities [1.4%]
NextEra Energy	20,000	4,660

Electronic Equipment [1.5%]
Amphenol, Cl A	52,000	5,018

Entertainment [1.4%]
Walt Disney	35,000	4,561

Food & Staples Retailing [3.9%]
Costco Wholesale	21,000	6,050
Walmart	55,000	6,528

Total Food & Staples Retailing		12,578

Health Care Equipment & Supplies [7.5%]
Becton Dickinson	14,000	3,541
Danaher	35,000	5,055
Edwards Lifesciences *	37,000	8,137
Stryker	34,000	7,354

Total Health Care Equipment & Supplies		24,087

Health Care Providers & Services [2.6%]
UnitedHealth Group	38,000	8,258

Hotels, Restaurants & Leisure [2.2%]
McDonald’s	33,000	7,085

Household Durables [1.0%]
PulteGroup	93,000	3,399

Household Products [1.3%]
Colgate-Palmolive	57,000	4,190

Industrial Conglomerates [2.1%]
Honeywell International	25,000	4,230
Roper Technologies	7,000	2,496

Total Industrial Conglomerates		6,726

Insurance [0.9%]
Chubb	18,000	2,906

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 123

schedule of investments
September 30, 2019
City National Rochdale U.S. Core Equity Fund (concluded)

Description	Shares	Value (000)
Interactive Media & Services [4.1%]
Alphabet, Cl A *	6,800	$8,304
Facebook, Cl A *	28,000	4,986

Total Interactive Media & Services		13,290

Internet & Direct Marketing Retail [1.0%]
Alibaba Group Holding ADR *	20,000	3,345

IT Services [9.0%]
Accenture, Cl A	36,000	6,925
Mastercard, Cl A	34,000	9,233
Visa, Cl A	76,000	13,073

Total IT Services		29,231

Life Sciences Tools & Services [3.6%]
Charles River Laboratories International *	22,000	2,912
Thermo Fisher Scientific	30,000	8,738

Total Life Sciences Tools & Services		11,650

Machinery [1.7%]
Ingersoll-Rand	44,000	5,421

Media [2.1%]
Comcast, Cl A	150,000	6,762

Multi-Utilities [0.9%]
CMS Energy	48,000	3,070

Oil, Gas & Consumable Fuels [2.7%]
Chevron	50,000	5,930
ExxonMobil	39,000	2,754

Total Oil, Gas & Consumable Fuels		8,684

Pharmaceuticals [3.2%]
Johnson & Johnson	42,000	5,434
Zoetis, Cl A	40,000	4,984

Total Pharmaceuticals		10,418

Real Estate Investment Trusts [3.1%]
Equinix	7,000	4,037
Essex Property Trust	18,000	5,880

Total Real Estate Investment Trusts		9,917

Road & Rail [1.5%]
Union Pacific	29,000	4,697

Software [5.9%]
Adobe Systems*	20,000	5,525
Microsoft	98,000	13,625

Total Software		19,150

Specialty Retail [2.9%]
Home Depot	40,000	9,281

Technology Hardware, Storage & Peripherals [2.6%]
Apple	38,000	8,511

Water Utilities [1.2%]
American Water Works	32,000	3,975

Total Common Stock
(Cost $183,514)		309,542

Short-Term Investment [4.2%]
SEI Daily Income Trust Government Fund, Cl F, 1.800%**	13,418,393	13,418

Total Short-Term Investment
(Cost $13,418)		13,418

Total Investments [100.0%]
(Cost $196,932)		$322,960

Percentages are based on Net Assets of $323,037 (000).

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of September 30, 2019.

ADR — American Depositary Receipt

Cl — Class

As of September 30, 2019, all of the Fund’s investments are Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended September 30, 2019, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 124

statements of assets and liabilities (000)
September 30, 2019

	City National Rochdale Government Money Market Fund	City National Rochdale Government Bond Fund		City National Rochdale Corporate Bond Fund	City National Rochdale California Tax Exempt Bond Fund
ASSETS:
Cost of securities (including affiliated investments and repurchase agreements)	$2,543,602	$43,028		$130,514	$82,132
Investments in securities, at value	$1,579,602	$43,349		$129,300	$80,752
Affiliated investments, at value	—	—		3,804	—
Repurchase agreements, at value	964,000	—		—	4,000
Dividend and interest receivable	1,196	229		864	1,004
Receivable for capital shares sold	—	63		117	17
Prepaid expenses	65	1		2	1
Total Assets	$2,544,863	$43,642		$134,087	$85,774

LIABILITIES:
Payable for income distributions	$893	$35		$200	$85
Payable for capital shares redeemed	—	58		126	386
Payable to custodian	—	3		—	—
Investment advisory fees payable	337	8		43	12
Shareholder servicing and distribution fees payable	729	10		30	30
Administrative fees payable	50	12		13	13
Accrued expenses	102	13		18	18
Total Liabilities	$2,111	$139		$430	$544
Net Assets	$2,542,752	$43,503		$133,657	$85,230

NET ASSETS:
Paid-in Capital (unlimited authorization — $0.01 par value)	$2,542,747	$44,033		$132,729	$82,903
Total distributable earnings/(loss)	5	(530)		928	2,327
Net Assets	$2,542,752	$43,503		$133,657	$85,230

Institutional Class Shares:
Net Assets ($Dollars)	$—	$934		$—	$—
Total shares outstanding at end of year	—	88		—	—
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$—	$10.54	*	$—	$—

Class N Shares:
Net Assets ($Dollars)	$220,083,424	$2,827,011		$8,947,181	$8,184,505
Total shares outstanding at end of year	220,078,381	266,922		849,549	757,726
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$1.00	$10.59		$10.53	$10.80

Class S Shares:
Net Assets ($Dollars)	$285,777,858	$—		$—	$—
Total shares outstanding at end of year	285,770,829	—		—	—
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$1.00	$—		$—	$—

Servicing Class Shares:
Net Assets ($Dollars)	$2,036,891,035	$40,675,032		$124,709,810	$77,045,044
Total shares outstanding at end of year	2,036,900,694	3,846,919		11,859,006	7,155,905
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$1.00	$10.57		$10.52	$10.77

Amounts designated as “—” are either $0 or have been rounded to $0.

*	NAV per share as of September 30, 2019 does not calculate to the stated NAV per share due to rounding of net assets and shares.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 125

statements of assets and liabilities (000)/ consolidated statement of assets and liabilities (000)
September 30, 2019

	City National Rochdale Municipal High Income Fund	City National Rochdale Intermediate Fixed Income Fund	City National Rochdale Fixed Income Opportunities Fund		City National Rochdale Short Term Emerging Markets Debt Fund
ASSETS:
Cost of securities (including repurchase agreements)	$1,408,865	$113,953	$3,465,025		$222,707
Investments in securities, at value	$1,432,534	$118,021	$3,298,966		$216,807
Repurchase agreements, at value	30,000	—	100,000		—
Cash	—	88	12,062		—
Foreign currency	—	—	3,311	(1)	3,283	(2)
Cash collateral	—	—	3,763		—
Dividend and interest receivable	18,819	770	39,260		4,824
Foreign tax reclaim receivable	—	—	194		—
Receivable for capital shares sold	1,523	290	8,174		—
Receivable for investment securities sold	5,775	—	19,849		—
Variation margin receivable	—	—	26		—
Unrealized gain on forward foreign currency contracts	—	—	6,579		65
Unrealized gain on foreign currency spot contracts	—	—	7		—
Deferred Offering costs	—	—	—		84
Prepaid expenses	17	2	41		—
Total Assets	$1,488,668	$119,171	$3,492,232		$225,063

LIABILITIES:
Payable for investment securities purchased	$19,595	$—	$68,937		$2,928
Payable for income distributions	2,411	—	—		578
Payable for capital shares redeemed	536	30	438		270
Unrealized loss on forward foreign currency contracts	—	—	2,613		—
Unrealized loss on foreign currency spot contracts	—	—	17		—
Payable to custodian	—	8	—		—
Investment advisory fees payable	597	37	1,332		82
Shareholder servicing and distribution fees payable	486	51	1,395		41
Due to broker	—	—	830		—
Administrative fees payable	32	13	60		14
Accrued expenses	91	18	499		38
Total Liabilities	$23,748	$157	$76,121		$3,951
Net Assets	$1,464,920	$119,014	$3,416,111		$221,112

NET ASSETS:
Paid-in Capital (unlimited authorization — $0.01 par value)	$1,431,237	$117,450	$3,656,401		$226,395
Total distributable earnings/(loss)	33,683	1,564	(240,290)		(5,283)
Net Assets	$1,464,920	$119,014	$3,416,111		$221,112

Institutional Class Shares:
Net Assets ($Dollars)	$—	$4,358,370	$—		$—
Total shares outstanding at end of year	—	164,358	—		—
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$—	$26.52	$—		$—

Class N Shares:
Net Assets ($Dollars)	$894,519,486	$114,655,141	$3,416,110,617		$—
Total shares outstanding at end of year	81,707,192	4,323,269	141,073,315		—
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$10.95	$26.52	$24.22		$—

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 126

statements of assets and liabilities (000)/ consolidated statement of assets and liabilities (000)
September 30, 2019

	City National Rochdale Municipal High Income Fund	City National Rochdale Intermediate Fixed Income Fund	City National Rochdale Fixed Income Opportunities Fund	City National Rochdale Short Term Emerging Markets Debt Fund
Servicing Class Shares:
Net Assets ($Dollars)	$570,400,824	$—	$—	$—
Total shares outstanding at end of year	52,074,560	—	—	—
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$10.95	$—	$—	$—

Class Y Shares:
Net Assets ($Dollars)	$—	$—	$—	$221,112,491
Total shares outstanding at end of year	—	—	—	22,765,072
Net asset value, offering and redemption price per share(3) (net assets ÷ shares outstanding)	$—	$—	$—	$9.71

(1)	Cost of foreign currency $3,577 (000).

(2)	Cost of foreign currency $3,283 (000).

(3)	Redemption price per share may vary depending upon the length of time shares are held.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 127

statements of assets and liabilities (000)
September 30, 2019

	City National Rochdale Dividend & Income Fund	City National Rochdale U.S. Core Equity Fund
ASSETS:
Cost of securities	$179,256	$196,932
Investments in securities, at value	$246,296	$322,960
Cash	34	19
Dividend and interest receivable	578	117
Foreign tax reclaim receivable	24	9
Receivable for capital shares sold	529	420
Prepaid expenses	3	4
Total Assets	$247,464	$323,529

LIABILITIES:
Payable for capital shares redeemed	$72	$248
Investment advisory fees payable	103	106
Shareholder servicing and distribution fees payable	100	99
Administrative fees payable	15	16
Accrued expenses	20	23
Total Liabilities	$310	$492
Net Assets	$247,154	$323,037

NET ASSETS:
Paid-in Capital (unlimited authorization — $0.01 par value)	$176,146	$188,713
Total distributable earnings	71,008	134,324
Net Assets	$247,154	$323,037

Institutional Class Shares:
Net Assets ($Dollars)	$—	$443,275
Total shares outstanding at end of year	—	22,944
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$—	$19.32

Class N Shares:
Net Assets ($Dollars)	$247,154,244	$157,700,210
Total shares outstanding at end of year	6,026,357	8,257,881
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$41.01	$19.10

Servicing Class Shares:
Net Assets ($Dollars)	$—	$164,893,807
Total shares outstanding at end of year	—	8,619,963
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$—	$19.13

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 128

statements of operations (000)
For the year ended September 30, 2019

	City National Rochdale Government Money Market Fund	City National Rochdale Government Bond Fund	City National Rochdale Corporate Bond Fund	City National Rochdale California Tax Exempt Bond Fund
INVESTMENT INCOME:
Dividend Income	$—	$17	$59	$26
Dividend Income from Affiliated Investments	—	—	195	1
Interest Income	86,278	917	3,887	1,800
Less: Foreign Taxes Withheld	—	—	(4)	—
Total Investment Income	86,278	934	4,137	1,827

EXPENSES:
Investment Advisory Fees	9,612	213	541	226
Shareholder Servicing Fees — Class N(1)	2,726	13	41	39
Shareholder Servicing Fees — Class S(1)	4,127	—	—	—
Shareholder Servicing Fees — Servicing Class	6,529	118	317	190
Administration Fees	779	159	174	166
Transfer Agent Fees	272	4	10	6
Trustee Fees	275	11	17	14
Professional Fees	322	17	23	19
Custody Fees	156	2	5	3
Registration Fees	206	3	6	4
Printing Fees	94	1	4	3
Insurance and Other Expenses	245	14	(22)	28
Total Expenses	25,343	555	1,116	698
Less, Waivers of:
Investment Advisory Fees	(4,065)	(161)	(75)	(150)
Net Expenses	21,278	394	1,041	548

Net Investment Income	65,000	540	3,096	1,279
Net Realized Gain (Loss) from:
Investments	—	(165)	(489)	96
Affiliated Investments	—	—	—	(13)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	—	1,766	4,795	2,785
Affiliated Investments	—	—	(73)	8
Net Increase in Net Assets Resulting from Operations	$65,000	$2,141	$7,329	$4,155

(1)	Includes class specific distribution expenses.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 129

statements of operations (000)/ consolidated statement of operations (000)
For the year or period ended September 30, 2019

	City National Rochdale Municipal High Income Fund	City National Rochdale Intermediate Fixed Income Fund	City National Rochdale Fixed Income Opportunities Fund	City National Rochdale Short Term Emerging Markets Debt Fund(1)
INVESTMENT INCOME:
Dividend Income	$671	$99	$3,970	$—
Interest Income	60,936	4,687	204,177	4,403
Less: Foreign Taxes Withheld	—	—	(1,142)	(148)
Total Investment Income	61,607	4,786	207,005	4,255

EXPENSES:
Investment Advisory Fees	6,580	611	15,626	283
Shareholder Servicing Fees — Class N(2)	3,961	741	15,626	—
Shareholder Servicing Fees — Servicing Class	1,310	—	—	—
Shareholder Servicing Fees — Class Y	—	—	—	142
Administration Fees	408	177	761	68
Transfer Agent Fees	101	11	238	5
Trustee Fees	98	19	284	2
Professional Fees	118	25	347	17
Custody Fees	52	6	705	23
Offering Costs	—	—	—	28
Registration Fees	57	8	138	—
Printing Fees	40	4	95	3
Insurance and Other Expenses	209	29	450	5
Total Expenses	12,934	1,631	34,270	576
Recovery of Investment
Advisory Fees Previously Waived(3)	—	—	17	—
Less, Waivers of:
Investment Advisory Fees	—	(113)	(122)	(15)
Net Expenses	12,934	1,518	34,165	561

Net Investment Income	48,673	3,268	172,840	3,694
Net Realized Gain (Loss) from:
Investments	(3,438)	(653)	3,840	266
Swap Contracts	—	—	(372)
Forward Foreign Currency Contracts	—	—	24,890	293
Foreign Currency Transactions	—	—	(14,489)	(31)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	52,266	7,436	(75,173)	(5,900)
Swap Contracts	—	—	8	—
Forward Foreign Currency Contracts	—	—	2,993	65
Foreign Currency Translations	—	—	8	(3)
Net Increase (Decrease) in Net Assets Resulting from Operations	$97,501	$10,051	$114,545	$(1,616)

(1)	Commenced operations on May 14, 2019.

(2)	Includes class specific distribution expenses.

(3)	See Note 5 for advisory fees recovered.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 130

statements of operations (000)
For the year ended September 30, 2019

	City National Rochdale Dividend & Income Fund	City National Rochdale U.S. Core Equity Fund
INVESTMENT INCOME:
Dividend Income	$8,236	$4,756
Interest Income	24	—
Less: Foreign Taxes Withheld	(3)	(17)
Total Investment Income	8,257	4,739

EXPENSES:
Investment Advisory Fees	1,168	1,190
Shareholder Servicing Fees — Class N(1)	1,168	722
Shareholder Servicing Fees — Servicing Class	—	382
Administration Fees	191	202
Transfer Agent Fees	18	23
Trustee Fees	24	28
Professional Fees	32	37
Custody Fees	9	13
Registration Fees	10	13
Printing Fees	7	9
Interest Expense	1	—
Insurance and Other Expenses	22	27
Total Expenses	2,650	2,646
Recovery of Investment
Advisory Fees Previously Waived(2)	4	—
Net Expenses	2,654	2,646

Net Investment Income	5,603	2,093
Net Realized Gain from:
Investments	3,752	8,295
Net Change in Unrealized Appreciation on:
Investments	15,506	22,682
Net Increase in Net Assets Resulting from Operations	$24,861	$33,070

(1)	Includes class specific distribution expenses.

(2)	See Note 5 for advisory fees recovered.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 131

statements of changes in net assets (000)
For the years ended September 30,

	City National Rochdale Government Money Market Fund		City National Rochdale Government Bond Fund
	2019	2018	2019	2018
OPERATIONS:
Net Investment Income	$65,000	$41,445	$540	$903
Net Realized Gain (Loss) from Investments and Affiliated Investments	—	—	(165)	(570)
Net Change in Unrealized Appreciation (Depreciation) on Investments and Affiliated Investments	—	—	1,766	(1,246)
Net Increase (Decrease) in Net Assets Resulting from Operations	65,000	41,445	2,141	(913)

DISTRIBUTIONS:(1)
Institutional Class	—	—	—	(411)
Class N	(7,721)	(7,842)	(25)	(17)
Class S	(8,434)	(6,152)	—	—
Servicing Class	(48,847)	(27,451)	(568)	(627)
Total Distributions	(65,002)	(41,445)	(593)	(1,055)

CAPITAL SHARE TRANSACTIONS:(2)
Institutional Class:
Shares Issued	—	—	1	3,292
Shares Issued in Lieu of Dividends and Distributions	—	—	—	382
Shares Redeemed	—	—	—	(42,896)
Increase (Decrease) in Net Assets from Institutional Class Share Transactions	—	—	1	(39,222)

Class N:
Shares Issued	1,704,701	3,371,578	977	413
Shares Issued in Lieu of Dividends and Distributions	6,502	4,584	20	12
Shares Redeemed	(2,485,710)	(3,480,575)	(231)	(146)
Increase (Decrease) in Net Assets from Class N Share Transactions	(774,507)	(104,413)	766	279

Class S:
Shares Issued	3,267,637	2,843,388	—	—
Shares Issued in Lieu of Dividends and Distributions	—	—	—	—
Shares Redeemed	(4,052,336)	(2,614,166)	—	—
Increase (Decrease) in Net Assets from Class S Share Transactions	(784,699)	229,222	—	—

Servicing Class:
Shares Issued	9,070,868	7,234,103	6,831	13,288
Shares Issued in Lieu of Dividends and Distributions	34,041	19,753	62	86
Shares Redeemed	(10,010,994)	(6,612,833)	(21,435)	(15,375)
Increase (Decrease) in Net Assets from Servicing Class Share Transactions	(906,085)	641,023	(14,542)	(2,001)

Net Increase (Decrease) in Net Assets from Share Transactions	(2,465,291)	765,832	(13,775)	(40,944)
Total Increase (Decrease) in Net Assets	(2,465,293)	765,832	(12,227)	(42,912)

NET ASSETS:
Beginning of Year	5,008,045	4,242,213	55,730	98,642
End of Year(3)	$2,542,752	$5,008,045	$43,503	$55,730

(1)	Current year presentation of distributions conform with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (see Note 11).
(2)	See Note 9 for shares issued and redeemed.
(3)

Includes undistributed (distributions in excess of) net investment income of $0, $(4), $50, $1 and $2,120, respectively, in 2018. The SEC eliminated the requirement to disclose undistributed net investment income on November 5, 2018.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 132

City National Rochdale Corporate Bond Fund		City National Rochdale California Tax Exempt Bond Fund		City National Rochdale Municipal High Income Fund
2019	2018	2019	2018	2019	2018

$3,096	$2,684	$1,279	$1,293	$48,673	$48,177
(489)	(30)	83	(92)	(3,438)	869
4,722	(3,008)	2,793	(1,760)	52,266	(26,926)
7,329	(354)	4,155	(559)	97,501	22,120

—	—	—	—	—	—
(170)	(115)	(101)	(103)	(29,069)	(25,667)
—	—	—	—	—	—
(2,909)	(2,523)	(1,179)	(1,193)	(20,548)	(19,274)
(3,079)	(2,638)	(1,280)	(1,296)	(49,617)	(44,941)

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

3,726	2,968	2,029	3,997	257,970	208,070
139	81	53	51	17,835	14,971
(2,260)	(1,468)	(1,928)	(5,451)	(165,088)	(141,682)
1,605	1,581	154	(1,403)	110,717	81,359

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

17,555	27,406	20,285	20,209	123,317	110,964
294	282	187	191	2,683	2,810
(29,644)	(23,783)	(24,861)	(20,331)	(85,954)	(82,056)
(11,795)	3,905	(4,389)	69	40,046	31,718

(10,190)	5,486	(4,235)	(1,334)	150,763	113,077
(5,940)	2,494	(1,360)	(3,189)	198,647	90,256

139,597	137,103	86,590	89,779	1,266,273	1,176,017
$133,657	$139,597	$85,230	$86,590	$1,464,920	$1,266,273

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 133

statements of changes in net assets (000)/ consolidated statement of changes in net assets (000)
For the years or period ended September 30,

	City National Rochdale Intermediate Fixed Income Fund		City National Rochdale Fixed Income Opportunities Fund
	2019	2018	2019	2018
OPERATIONS:
Net Investment Income	$3,268	$4,294	$172,840	$136,050
Net Realized Gain (Loss) from:
Investments and Swap Contracts	(653)	(1,400)	3,468	7,396
Forward Foreign Currency Contracts and Foreign Currency Transactions	—	—	10,401	12,614
Net Change in Unrealized Appreciation (Depreciation) on:
Investments and Swap Contracts	7,436	(5,755)	(75,165)	(126,103)
Forward Foreign Currency Contracts and Foreign Currency Translations	—	—	3,001	(471)
Net Increase (Decrease) in Net Assets Resulting from Operations	10,051	(2,861)	114,545	29,486

DISTRIBUTIONS:(1)
Institutional Class	(121)	(116)	—	—
Class N	(3,216)	(4,268)	(182,595)	(157,669)
Servicing Class	—	—	—	—
Class Y	—	—	—	—
Total Distributions	(3,337)	(4,384)	(182,595)	(157,669)

CAPITAL SHARE TRANSACTIONS:(2)
Institutional Class:
Shares Issued	279	1,314	—	—
Shares Issued in Lieu of Dividends and Distributions	57	58	—	—
Shares Redeemed	(703)	(1,276)	—	—
Increase (Decrease) in Net Assets from Institutional Class Share Transactions	(367)	96	—	—

Class N:
Shares Issued	22,792	31,177	1,027,567	822,435
Shares Issued in Lieu of Dividends and Distributions	3,126	4,083	137,447	117,125
Shares Redeemed	(97,171)	(90,671)	(683,460)	(549,018)
Increase (Decrease) in Net Assets from Class N Share Transactions	(71,253)	(55,411)	481,554	390,542

Servicing Class:
Shares Issued	—	—	—	—
Shares Issued in Lieu of Dividends and Distributions	—	—	—	—
Shares Redeemed	—	—	—	—
Increase in Net Assets from Servicing Class Share Transactions	—	—	—	—

Class Y:
Shares Issued	—	—	—	—
Shares Issued in Lieu of Dividends and Distributions	—	—	—	—
Shares Redeemed	—	—	—	—
Increase in Net Assets from Class Y Share Transactions	—	—	—	—
Net Increase (Decrease) in Net Assets from Share Transactions	(71,620)	(55,315)	481,554	390,542
Total Increase (Decrease) in Net Assets	(64,906)	(62,560)	413,504	262,359

NET ASSETS:
Beginning of Year/Period	183,920	246,480	3,002,607	2,740,248
End of Year/Period(3)	$119,014	$183,920	$3,416,111	$3,002,607

(1)	Current year presentation of distributions conform with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (see Note 11).
(2)	See Note 9 for shares issued and redeemed.
(3)

Includes undistributed (distributions in excess of) net investment income of $78, $(87,474), N/A, $212 and $7, respectively, in 2018. The SEC eliminated the requirement to disclose undistributed net investment income on November 5, 2018.

(4)	Commenced operations on May 14, 2019.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 134

City National Rochdale Short Term Emerging Markets Debt Fund(4)	City National Rochdale Dividend & Income Fund		City National Rochdale U.S. Core Equity Fund
2019	2019	2018	2019	2018

$3,694	$5,603	$6,899	$2,093	$1,805

266	3,752	7,016	8,295	14,421
262	—	—	—	—

(5,900)	15,506	(6,601)	22,682	28,351
62	—	—	—	—
(1,616)	24,861	7,314	33,070	44,577

—	—	—	(2)	—
—	(14,470)	(14,393)	(6,426)	(2,497)
—	—	—	(7,281)	(2,925)
(3,667)	—	—	—	—
(3,667)	(14,470)	(14,393)	(13,709)	(5,422)

—	—	—	404	20
—	—	—	3	1
—	—	—	(16)	(7)
—	—	—	391	14

—	38,525	45,008	21,403	22,630
—	9,328	9,289	5,622	2,145
—	(50,529)	(60,988)	(25,401)	(24,482)
—	(2,676)	(6,691)	1,624	293

—	—	—	25,726	26,723
—	—	—	492	175
—	—	—	(25,713)	(22,679)
—	—	—	505	4,219

226,273	—	—	—	—
2,176	—	—	—	—
(2,054)	—	—	—	—
226,395	—	—	—	—
226,395	(2,676)	(6,691)	2,520	4,526
221,112	7,715	(13,770)	21,881	43,681

—	239,439	253,209	301,156	257,475
$221,112	$247,154	$239,439	$323,037	$301,156

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 135

consolidated statement of cash flows (000)
For the year ended September 30, 2019

City National Rochdale Fixed Income Opportunities Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$114,545
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investment securities	(7,224,666)
Proceeds from disposition of investment securities	6,795,853
Amortization (accretion of market discount)	(17,180)
Premium payments	(21,272)
Net realized gain on investments	(3,840)
Net change in unrealized depreciation on investments	75,173

Changes in assets:
Variation margin receivable	231
Dividend and interest receivable	(5,770)
Foreign tax reclaim receivable	169
Unrealized gain on forward foreign currency contracts	(2,244)
Unrealized gain on foreign currency spot contracts	54
Prepaid expenses	13

Changes in liabilities:
Due to broker	830
Unrealized loss on forward foreign currency contracts	(749)
Unrealized loss on foreign currency spot contracts	(58)
Investment advisory fees payable	195
Shareholder servicing and distribution fees payable	169
Administrative fees payable	6
Accrued expenses	74
Net Cash Used in Operating Activities	(288,467)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares issued	1,163,055
Cost of shares redeemed	(685,181)
Distributions	(182,595)
Net cash provided by financing activities	295,279
Net change in cash	6,812
Cash at beginning of year	12,324
Cash at end of year	$19,136

NON-CASH FINANCING ACTIVITIES:
Reinvestments of dividends and distributions	$137,447

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 136

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CITY NATIONAL ROCHDALE FUNDS | PAGE 137

financial highlights/consolidated financial highlights
For a Share Outstanding Throughout Each Year For the year ended September 30,

	Net Asset Value Beginning of Period	Net Investment Income†		Net Realized and Unrealized Gains (Losses) on Securities†		Dividends from Net Investment Income	Distributions from Realized Capital Gains	Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets(1)	Ratio of Net Investment Income to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)	Portfolio Turnover Rate
City National Rochdale Government Money Market Fund
Class N (commenced operations on June 21, 1999)
2019	$1.00	$0.016		$0.000	*	$(0.016)	$—	$1.00	1.58%	$220,083	0.76%	1.55%	0.87%	—%
2018	1.00	0.007		0.000	*	(0.007)	—	1.00	0.71	994,591	0.88	0.69	0.86	—
2017	1.00	0.001		0.000	*	(0.001)	—	1.00	0.06	1,099,005	0.60	0.05	0.86	—
2016	1.00	0.000	*	0.000	*	(0.000)*	—	1.00	0.02	3,870,786	0.30	0.02	0.86	—
2015	1.00	0.000	*	0.000	*	(0.000)*	—	1.00	0.01	2,958,782	0.10	0.01	0.87	—
Class S (commenced operations on October 6, 1999)
2019	$1.00	$0.014		$0.000	*	$(0.014)	$—	$1.00	1.43%	$285,778	0.91%	1.43%	1.02%	—%
2018	1.00	0.006		0.000	*	(0.006)	—	1.00	0.62	1,070,474	0.95	0.64	1.03	—
2017	1.00	0.001		0.000	*	(0.001)	—	1.00	0.06	841,246	0.67	0.06	1.06	—
2016	1.00	0.000	*	0.000	*	(0.000)*	—	1.00	0.02	882,925	0.31	0.02	1.06	—
2015	1.00	0.000	*	0.000	*	(0.000)*	—	1.00	0.01	668,183	0.10	0.01	1.07	—
Servicing Class (commenced operations on April 3, 2000)
2019	$1.00	$0.019		$0.000	*	$(0.019)	$—	$1.00	1.89%	$2,036,891	0.46%	1.87%	0.57%	—%
2018	1.00	0.011		0.000	*	(0.011)	—	1.00	1.11	2,942,980	0.46	1.12	0.56	—
2017	1.00	0.002		0.000	*	(0.002)	—	1.00	0.17	2,301,962	0.53	0.24	0.56	—
2016	1.00	0.000	*	0.000	*	(0.000)*	—	1.00	0.02	981,967	0.31	0.02	0.56	—
2015	1.00	0.000	*	0.000	*	(0.000)*	—	1.00	0.01	308,591	0.10	0.01	0.57	—
City National Rochdale Government Bond Fund
Institutional Class (commenced operations on February 1, 2012)
2019	$10.25	$0.17		$0.36		$(0.24)	$—	$10.54	5.26%	$1	0.53%	1.64%	0.54%	60%
2018	10.48	0.12		(0.19)		(0.15)	(0.01)	10.25	(0.67)	—	0.53	1.20	0.70	14
2017	10.61	0.10		(0.12)		(0.10)	(0.01)	10.48	(0.18)	39,988	0.53	0.90	0.63	55
2016	10.59	0.09		0.02		(0.09)	—	10.61	1.09	66,021	0.53	0.84	0.58	37
2015	10.49	0.06		0.10		(0.06)	—	10.59	1.55	58,301	0.53	0.59	0.57	37
Class N (commenced operations on April 13, 2000)
2019	$10.27	$0.09		$0.33		$(0.10)	$—	$10.59	4.12%	$2,827	1.03%	0.87%	1.35%	60%
2018	10.49	0.07		(0.19)		(0.09)	(0.01)	10.27	(1.21)	1,984	1.03	0.72	1.25	14
2017	10.62	0.05		(0.12)		(0.05)	(0.01)	10.49	(0.68)	1,743	1.03	0.43	1.13	55
2016	10.60	0.03		0.03		(0.04)	—	10.62	0.58	1,453	1.03	0.33	1.08	37
2015	10.51	0.01		0.09		(0.01)	—	10.60	0.95	1,895	1.03	0.08	1.07	37
Servicing Class (commenced operations on January 14, 2000)
2019	$10.26	$0.11		$0.33		$(0.13)	$—	$10.57	4.28%	$40,675	0.78%	1.10%	1.11%	60%
2018	10.48	0.10		(0.20)		(0.11)	(0.01)	10.26	(0.98)	53,746	0.78	0.97	1.00	14
2017	10.60	0.07		(0.10)		(0.08)	(0.01)	10.48	(0.34)	56,911	0.78	0.68	0.88	55
2016	10.58	0.06		0.03		(0.07)	—	10.60	0.84	83,184	0.78	0.59	0.83	37
2015	10.49	0.04		0.09		(0.04)	—	10.58	1.21	90,624	0.78	0.33	0.82	37
City National Rochdale Corporate Bond Fund
Class N (commenced operations on April 13, 2000)
2019	$10.20	$0.21		$0.33		$(0.21)	$—	$10.53	5.36%	$8,947	1.01%	2.04%	1.06%	21%
2018	10.43	0.18		(0.24)		(0.17)	—	10.20	(0.55)	7,065	1.01	1.72	1.12	29
2017	10.52	0.16		(0.09)		(0.16)	—	10.43	0.68	5,626	1.01	1.53	1.13	26
2016	10.45	0.16		0.08		(0.15)	(0.02)	10.52	2.39	3,783	1.01	1.52	1.09	30
2015	10.67	0.15		(0.14)		(0.15)	(0.08)	10.45	0.14	4,411	1.01	1.42	1.07	32
Servicing Class (commenced operations on January 14, 2000)
2019	$10.19	$0.24		$0.33		$(0.24)	$—	$10.52	5.63%	$124,710	0.76%	2.30%	0.81%	21%
2018	10.41	0.20		(0.22)		(0.20)	—	10.19	(0.22)	132,532	0.76	1.95	0.87	29
2017	10.51	0.19		(0.10)		(0.19)	—	10.41	0.84	131,477	0.76	1.79	0.88	26
2016	10.44	0.18		0.09		(0.18)	(0.02)	10.51	2.69	124,717	0.76	1.75	0.84	30
2015	10.66	0.18		(0.14)		(0.18)	(0.08)	10.44	0.39	131,394	0.76	1.67	0.82	32

*	Amount represents less than $0.001.
†	Per share calculations are based on Average Shares outstanding throughout the period.
‡

Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 138

	Net Asset Value Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Securities†	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets(1)		Ratio of Net Investment Income to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)		Portfolio Turnover Rate
City National Rochdale California Tax Exempt Bond Fund
Class N (commenced operations on April 13, 2000)
2019	$10.43	$0.14	$0.37	$(0.14)	$—	$10.80	4.90%	$8,185	0.88%		1.29%	1.06%		24%
2018	10.64	0.13	(0.21)	(0.13)	—	10.43	(0.78)	7,760	0.88		1.21	1.08		26
2017	10.82	0.12	(0.12)	(0.12)	(0.06)	10.64	0.05	9,344	0.88		1.11	1.05		45
2016	10.71	0.12	0.11	(0.12)	— ^^	10.82	2.20	7,444	0.88		1.14	0.99		25
2015	10.74	0.12	0.02	(0.12)	(0.05)	10.71	1.30	11,386	0.88		1.10	1.00		10
Servicing Class (commenced operations on January 14, 2000)
2019	$10.40	$0.16	$0.37	$(0.16)	$—	$10.77	5.17%	$77,045	0.63%		1.55%	0.81%		24%
2018	10.61	0.15	(0.21)	(0.15)	—	10.40	(0.53)	78,830	0.63		1.46	0.83		26
2017	10.79	0.14	(0.12)	(0.14)	(0.06)	10.61	0.31	80,435	0.63		1.36	0.80		45
2016	10.68	0.15	0.11	(0.15)	— ^^	10.79	2.48	90,694	0.63		1.39	0.74		25
2015	10.71	0.14	0.03	(0.15)	(0.05)	10.68	1.56	86,507	0.63		1.36	0.75		10
City National Rochdale Municipal High Income Fund
Class N (commenced operations on December 30, 2013)
2019	$10.57	$0.38	$0.39	$(0.39)	$—	$10.95	7.47%	$894,519	1.08%		3.60%	1.08%		33%
2018	10.76	0.40	(0.22)	(0.37)	—	10.57	1.73	754,819	1.07		3.76	1.07		24
2017	11.14	0.38	(0.38)	(0.38)	—	10.76	0.16	686,922	1.07		3.62	1.07		50
2016	10.67	0.41	0.46	(0.40)	— ^^	11.14	8.34	595,221	1.04		3.76	1.04		28
2015	10.71	0.41	(0.04)	(0.41)	—	10.67	3.55	382,461	1.04		3.85	1.03		2
Servicing Class (commenced operations on December 30, 2013)
2019	$10.57	$0.41	$0.39	$(0.42)	$—	$10.95	7.74%	$570,401	0.83%		3.85%	0.83%		33%
2018	10.77	0.43	(0.23)	(0.40)	—	10.57	1.89	511,454	0.82		4.01	0.82		24
2017	11.14	0.41	(0.37)	(0.41)	—	10.77	0.50	489,095	0.83		3.87	0.83		50
2016	10.68	0.44	0.45	(0.43)	— ^^	11.14	8.50	443,830	0.79		4.01	0.79		28
2015	10.72	0.44	(0.04)	(0.44)	—	10.68	3.81	317,201	0.79		4.10	0.79		2
City National Rochdale Intermediate Fixed Income Fund
Institutional Class (commenced operations on December 20, 2013)
2019	$25.33	$0.68	$1.24	$(0.73)	$—	$26.52	7.66%	$4,359	0.51%		2.61%	0.58%		35%
2018	26.18	0.63	(0.81)	(0.67)	—	25.33	(0.70)	4,528	0.51		2.45	0.55		30
2017	26.56	0.64	(0.38)	(0.64)	—	26.18	1.02	4,589	0.51		2.43	0.53		20
2016	26.12	0.63	0.45	(0.64)	—	26.56	4.20	7,249	0.51		2.38	0.51		25
2015	26.23	0.60	(0.11)	(0.60)	—	26.12	1.87	15,574	0.51		2.29	0.53		21
Class N (commenced operations on December 31, 1999)
2019	$25.33	$0.55	$1.23	$(0.59)	$—	$26.52	7.11%	$114,655	1.01%		2.13%	1.08%		35%
2018	26.17	0.50	(0.81)	(0.53)	—	25.33	(1.18)	179,392	1.01		1.95	1.05		30
2017	26.56	0.51	(0.39)	(0.51)	—	26.17	0.48	241,891	1.01		1.95	1.03		20
2016	26.11	0.50	0.46	(0.51)	—	26.56	3.72	253,083	1.01		1.90	1.01		25
2015	26.23	0.47	(0.12)	(0.47)	—	26.11	1.34	255,013	1.01		1.79	1.03		21
City National Rochdale Fixed Income Opportunities Fund
Class N (commenced operations on July 1, 2009)
2019	$24.72	$1.36	$(0.45)	$(1.41)	$—	$24.22	3.83%	$3,416,111	1.09	%(6)	5.53%	1.10	%(6)	180%
2018	25.81	1.19	(0.92)	(1.36)	—	24.72	1.09	3,002,607	1.09	(5)	4.65	1.09	(5)	162
2017	25.36	1.30	0.67	(1.52)	—	25.81	7.99	2,740,248	1.10	(4)	5.04	1.09	(4)	140
2016	25.22	1.28	0.65	(1.79)	—	25.36	8.04	2,162,580	1.10	(3)	5.15	1.10	(3)	124
2015	27.19	1.34	(1.59)	(1.60)	(0.12)	25.22	(0.88)	1,641,954	1.10	(2)	5.08	1.12	(2)	73

†	Per share calculations are based on Average Shares outstanding throughout the period.
‡

Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^^	Amount represents less than $0.01.
(1)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
(2)	The expense ratio includes acquired fund fee expenses from the investment in the Subsidiary. Had this expense been excluded, the ratios would have been 1.09% and 1.11%, respectively .
(3)	The expense ratio includes acquired fund fee expenses from the investment in the Subsidiary. Had this expense been excluded, the ratios would have been 1.09% and 1.09%, respectively.
(4)	The expense ratio includes acquired fund fee expenses from the investment in the Subsidiary. Had this expense been excluded, the ratios would have been 1.09% and 1.08%, respectively.
(5)	The expense ratio includes acquired fund fee expenses from the investment in the Subsidiary. Had this expense been excluded, the ratios would have been 1.09% and 1.09%, respectively.
(6)	The expense ratio includes acquired fund fee expenses from the investment in the Subsidiary. Had this expense been excluded, the ratios would have been 1.09% and 1.09%, respectively.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 139

financial highlights
For a Share Outstanding Throughout Each Period For the year or period ended September 30,

	Net Asset Value Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Securities†	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets(1)(2)	Ratio of Net Investment Income to Average Net Assets(1)(2)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)	Portfolio Turnover Rate‡
City National Rochdale Short Term Emerging Markets Debt Fund
Class Y (commenced operations on May 14, 2019)
2019	$10.00	$0.24	$(0.30)	$(0.23)	$—	$—	$9.71	(0.61)%	$221,112	0.98%	6.41%	1.01%	121%
City National Rochdale Dividend & Income Fund
Class N (commenced operations on June 1, 1999)
2019	$39.32	$0.93	$3.18	$(1.12)	$(1.30)	$—	$41.01	11.25%	$247,154	1.14%	2.40%	1.14%	3%
2018	40.40	1.10	0.12	(1.12)	(1.18)	—	39.32	3.10	239,439	1.14	2.79	1.14	10
2017	39.68	0.94	0.90	(1.12)	—	—	40.40	4.66	253,209	1.13	2.33	1.13	15
2016	34.22	0.94	5.67	(0.97)	(0.03)	(0.15)	39.68	19.50	236,957	1.11	2.49	1.12	5
2015	35.08	0.94	(0.72)	(1.08)	—	—	34.22	0.53	187,685	1.11	2.60	1.13	13
City National Rochdale U.S. Core Equity Fund
Institutional Class (commenced operations on December 3, 2012)
2019	$18.21	$0.20	$1.79	$(0.19)	$(0.69)	$—	$19.32	12.01%	$443	0.52%	1.07%	0.52%	22%
2018	15.83	0.17	2.60	(0.18)	(0.21)	—	18.21	17.71	34	0.52	0.97	0.52	18
2017	14.00	0.17	2.43	(0.17)	(0.60)	—	15.83	19.40	17	0.53	1.19	0.53	25
2016	13.04	0.13	1.07	(0.15)	(0.09)	—	14.00	9.25	14	0.52	0.93	0.52	31
2015	14.21	0.11	0.13	(0.10)	(1.31)	—	13.04	1.79	6,870	0.52	0.79	0.52	32
Class N (commenced operations on December 3, 2012)
2019	$18.01	$0.10	$1.78	$(0.10)	$(0.69)	$—	$19.10	11.49%	$157,700	1.02%	0.57%	1.02%	22%
2018	15.66	0.09	2.56	(0.09)	(0.21)	—	18.01	17.12	146,533	1.02	0.51	1.02	18
2017	13.86	0.10	2.40	(0.10)	(0.60)	—	15.66	18.81	127,086	1.03	0.70	1.03	25
2016	12.92	0.08	1.03	(0.08)	(0.09)	—	13.86	8.63	108,807	1.02	0.58	1.02	31
2015	14.09	0.04	0.14	(0.04)	(1.31)	—	12.92	1.31	102,753	1.02	0.29	1.02	32
Servicing Class (commenced operations on December 3, 2012)
2019	$18.04	$0.15	$1.77	$(0.14)	$(0.69)	$—	$19.13	11.74%	$164,894	0.77%	0.83%	0.77%	22%
2018	15.69	0.13	2.56	(0.13)	(0.21)	—	18.04	17.38	154,589	0.77	0.76	0.77	18
2017	13.88	0.14	2.40	(0.13)	(0.60)	—	15.69	19.14	130,372	0.78	0.95	0.78	25
2016	12.93	0.11	1.04	(0.11)	(0.09)	—	13.88	8.97	111,013	0.77	0.83	0.77	31
2015	14.11	0.07	0.13	(0.07)	(1.31)	—	12.93	1.48	104,220	0.77	0.54	0.77	32

†	Per share calculations are based on Average Shares outstanding throughout the period.
‡

Returns and portfolio turnover are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Annualized for periods less than one year.
(2)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 140

notes to financial statements/ consolidated notes to financial statements
September 30, 2019

1.	ORGANIZATION:

City National Rochdale Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company currently offering the following 10 series (each a “Fund” and collectively, the “Funds”): City National Rochdale Government Money Market Fund (“Government Money Market Fund”); City National Rochdale Government Bond Fund (“Government Bond Fund”), City National Rochdale Corporate Bond Fund (“Corporate Bond Fund”), City National Rochdale California Tax Exempt Bond Fund (“California Tax Exempt Bond Fund”), City National Rochdale Municipal High Income Fund (“Municipal High Income Fund”), City National Rochdale Intermediate Fixed Income Fund (“Intermediate Fixed Income Fund”), City National Rochdale Fixed Income Opportunities Fund (“Fixed Income Opportunities Fund”) and City National Rochdale Short Term Emerging Markets Debt Fund (“Short Term Emerging Markets Debt Fund”) (collectively, the “Fixed Income Funds”); and City National Rochdale Dividend & Income Fund (“Dividend & Income Fund”) and City National Rochdale U.S. Core Equity Fund (“U.S. Core Equity Fund”) (collectively, the “Equity Funds”).

The City National Rochdale High Yield Bond Fund was liquidated on September 30, 2019.

The Short Term Emerging Markets Debt Fund commenced operations on May 14, 2019.

The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Each Fund is diversified with the exception of the California Tax Exempt Bond Fund, which is non-diversified.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Funds.

Use of Estimates – The Funds are investment companies that conform with accounting principles generally accepted in the United States of America (“GAAP”). Therefore the Funds follow the accounting and reporting guidance for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, if the Funds’ Fair Value Committee concludes it approximates market value after taking into account factors such as credit, liquidity and interest rate conditions as well as issuer specific factors. Investments in underlying registered investment companies are valued at their respective daily net assets in accordance with pricing procedures approved by their respective boards. The prices for foreign securities are reported in local currency and converted to U.S. Dollars using currency exchange rates. Prices for most securities held by the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from one or more independent brokers.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees. The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Trust’s Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using the Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open; for international securities, market events that occur after the close of the foreign markets that make closing prices not representative of fair value; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

CITY NATIONAL ROCHDALE FUNDS | PAGE 141

notes to financial statements/ consolidated notes to financial statements
September 30, 2019

Investments in life settlement policies (“Policies”) are valued using a probabilistic method, for an actuarially derived valuation approach, in order to determine the fair value of each Policy. The Fair Value Procedures recognize that the Policies are illiquid and that no market currently exists for the Policies. Under the probabilistic method, two life expectancies are obtained from established life expectancy providers on the insured(s) of the Policy and an actuarial table is used to determine the probability of survival in each year going forward for the insured(s) for each of the two life expectancies. The probabilities associated with each life expectancy are then utilized, along with the premiums due and the death benefit of the Policy for each year of the Policy, to determine expected cash flows. These cash flows are then discounted at a rate that accounts for the risks associated with the Policy and various other factors. The valuations from each life expectancy are then typically averaged to obtain the desired market valuation for the investor. Life settlement policies are included in Level 3 of the fair value hierarchy.

In accordance with GAAP, the objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

●	Level 2 — Quoted prices in inactive markets, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3, the fair value measurement of which considers several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended September 30, 2019, there have been no changes to the Funds’ fair value methodologies. For more details on the investment classifications, refer to the Schedules of Investments/Consolidated Schedule of Investments.

Security Transactions and Related Income – Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining the net realized capital gains or losses on the sale of securities are those of the specific securities sold. Interest income is recognized on an accrual basis and dividend income is recognized on the ex-dividend date. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific method, which approximates the effective interest method over the holding period of a security, except for the Government Money Market Fund, which uses a straight line basis which is not materially different from the scientific method.

Repurchase Agreements – Securities pledged as collateral for repurchase agreements are held by BNY Mellon until maturity of the repurchase agreements. Provisions of the agreements and procedures adopted by the investment adviser require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until maturity of the repurchase agreements. Provisions of the agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by a Fund may be delayed or limited.

TBA Transactions – The Funds may engage in “to be announced” (“TBA”) security transactions. Such transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Funds record TBA securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased.

Expense Allocation – Common expenses incurred by the Funds are allocated among the Funds (i) based upon relative average daily net assets, (ii) as incurred on a specific identification basis, (iii) equally, or (iv) based upon a combination of the above, depending on the nature of the expenditure.

Classes – Class-specific expenses are borne by that class. Income, non class-specific expenses, and realized and unrealized gains/losses are allocated to the respective class on the basis of relative net asset value each day.

CITY NATIONAL ROCHDALE FUNDS | PAGE 142

Dividends and Distributions to Shareholders – Dividends from net investment income are declared daily and paid to shareholders monthly for the Government Money Market Fund and Fixed Income Funds, except for the Intermediate Fixed Income Fund and Fixed Income Opportunities Fund. Dividends from net investment income are declared and paid quarterly for the Intermediate Fixed Income Fund, Fixed Income Opportunities Fund and Equity Funds. Distributions from net realized capital gains are distributed to shareholders at least annually.

Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. Dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. Dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Forward Foreign Currency Contracts – A forward foreign currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded as an unrealized gain/(loss) on forward foreign currency contracts in the Statements of Assets and Liabilities/Consolidated Statement of Assets and Liabilities. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, which is included within the realized gain/(loss) on foreign currency transactions in the Statements of Operations/Consolidated Statement of Operations. A Fund could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

To reduce counterparty risk with respect to over-the-counter (“OTC”) transactions, the Fixed Income Opportunities Fund and the Short Term Emerging Markets Debt Fund have entered into master netting arrangements, established within the Fixed Income Opportunities Fund’s and the Short Term Emerging Markets Debt Fund’s International Swaps and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fixed Income Opportunities Fund and the Short Term Emerging Markets Debt Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in forward foreign currency contracts for each individual counterparty. In addition, the Fixed Income Opportunities Fund and the Short Term Emerging Markets Debt Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these agreements, the cash and/or securities will be made available to the Fixed Income Opportunities Fund and/or the Short Term Emerging Markets Debt Fund.

For financial reporting purposes, the Fixed Income Opportunities Fund and the Short Term Emerging Markets Debt Fund do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities/Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the marked to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fixed Income Opportunities Fund and the Short Term Emerging Markets Debt Fund, or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fixed Income Opportunities Fund and the Short Term Emerging Markets Debt Fund, if any, is reported separately on the Statements of Assets and Liabilities/Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fixed Income Opportunities Fund and the Short Term Emerging Markets Debt Fund, if any, is noted in the Schedule of Investments/Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent the amounts due to the Fixed Income Opportunities Fund and the Short Term Emerging Markets Debt Fund from the Funds’ counterparties are not fully collateralized, contractually or otherwise, the Fixed Income Opportunities Fund and the Short Term Emerging Markets Debt Fund bear the risk of loss from counterparty nonperformance.

CITY NATIONAL ROCHDALE FUNDS | PAGE 143

notes to financial statements/ consolidated notes to financial statements
September 30, 2019

Futures Contracts – To the extent consistent with their investment objective and strategies, certain Funds may use futures contracts for tactical hedging purposes as well as to enhance the Funds’ returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains or losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures contract and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, futures contracts involve the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities/Consolidated Statement of Assets and Liabilities. As of September 30, 2019, there were no open futures contracts.

Swap Agreements – A Fund may invest in swap agreements as a non-principal investment strategy. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon measures such as prices, interest rates or indices. The nominal amount on which these cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, a swap agreement has a fixed maturity date that is agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund’s gains or losses. In order to reduce the risk associated with leveraging, a Fund will cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

Options Contracts – A Fund may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. When purchasing an option, a Fund will pay a premium which is included on the Fund’s Statement of Assets and Liabilities/Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the unrealized gain or loss.

The net realized gain or loss on options contracts is reflected in the Statements of Operations/Consolidated Statement of Operations and the net unrealized gains/(losses) are included as a component of the net change in unrealized appreciation/(depreciation) on options contracts in the Statement of

CITY NATIONAL ROCHDALE FUNDS | PAGE 144

Operations/Consolidated Statement of Operations. Realized and changes in unrealized gains or losses on options contracts during the period as disclosed in the Statements of Operations/Consolidated Statement of Operations, serve as indicators of the volume of derivative activity for a Fund. As of September 30, 2019, there were no open options contracts.

Restricted Securities – Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale.

A Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. A Fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more than 15% (5% in the case of the Government Money Market Fund) of the Fund’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by a Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

Master Limited Partnerships – Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Dividend & Income Fund may, as a non-principal investment strategy, invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, interests or “units” of which are traded on securities exchanges like shares of corporate stock. To qualify as an MLP for U.S. Federal income tax purposes, an entity must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gains from the sale or disposition of real property, income and gains from certain mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options with respect to commodities, and gains from the sale or other disposition of a capital asset held for the production of such income. Mineral or natural resources activities include exploration, development, production, mining, processing, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity, and receive cash distributions. The MLPs themselves generally do not pay U.S. Federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy, natural resources or real estate sectors.

Investments in Irish Subsidiary – The Fixed Income Opportunities Fund may invest up to 15% of its net assets in life insurance policies and interests related thereto purchased through life settlement transactions. The Fund may invest in life insurance policies and related interests directly or through a wholly-owned subsidiary of the Fund under the laws of Ireland (the “Subsidiary”).

The principal purpose of investment in the Subsidiary is to allow the Fixed Income Opportunities Fund to gain exposure to life insurance policies within the limitations of the federal tax law requirements applicable to regulated investment companies. The Subsidiary is a company organized under the laws of Ireland and is overseen by its own board of directors. Although the Subsidiary has its own board of directors, the Subsidiary is wholly-owned and controlled by the Fund. The Subsidiary is not an investment company registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act.

Information regarding the Fixed Income Opportunities Fund and the Subsidiary has been consolidated in the Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets and Consolidated Statement of Cash Flows.

The Subsidiary commenced operations on October 3, 2013. The net assets of the Subsidiary at September 30, 2019, were $167,768,623, which represented 4.9% of the net assets of the Fixed Income Opportunities Fund.

Investments in Affiliated Securities – The Fixed Income Funds and Equity Funds may invest excess cash in the Government Money Market Fund, the Municipal High Income Fund and / or the Fixed Income Opportunities Fund.

CITY NATIONAL ROCHDALE FUNDS | PAGE 145

notes to financial statements/ consolidated notes to financial statements
September 30, 2019

Deferred Offering Costs – Offering costs, including costs of printing initial prospectuses and legal and registration fees, are amortized over twelve months from inception of a Fund. As of September 30, 2019, the remaining amount still to be amortized for the Short Term Emerging Markets Debt Fund was $84,400.

Redemption Fees – The Short Term Emerging Markets Debt Fund retains a redemption fee of 2.00% on redemptions of capital shares held for less than 90 days. For the year ended September 30, 2019, the Fund retained $0. Such fees are retained by the Fund for the benefit of the remaining shareholders and are recorded as additions to fund capital.

3.	DERIVATIVE TRANSACTIONS

The following tables include only Funds that had exposure to more than one type of risk from derivatives held throughout the year. For Funds that held derivatives throughout the year with exposure to only one type of risk, additional information can be found on the Schedule of Investments/Consolidated Schedule of Investments and the Statements of Operations/Consolidated Statement of Operations.

The fair value of derivative instruments as of September 30, 2019, was as follows:

	Asset Derivatives		Liability Derivatives
	Consolidated Statement of Assets and Liabilities Location	Fair Value (000)	Consolidated Statement of Assets and Liabilities Location	Fair Value (000)
Derivatives not accounted for as hedging instruments:
Fixed Income Opportunities Fund
Interest rate contracts	Net Assets — Variation Margin Receivable	$26	Net Assets — Variation Margin Payable	$—
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	6,579	Unrealized loss on forward foreign currency contracts	2,613
Total derivatives not accounted for as hedging instruments		$6,605		$2,613

Amount of realized gain or (loss) on derivatives recognized in income (000):

Derivatives not accounted for as hedging instruments	Forward Currency Contracts	Swaps	Total
Fixed Income Opportunities Fund
Interest rate contracts	$—	$(372)	$(372)
Foreign exchange contracts	24,890	—	24,890
Total	$24,890	$(372)	$24,518

Change in unrealized appreciation or (depreciation) on derivatives recognized in income (000):

Derivatives not accounted for as hedging instruments	Forward Currency Contracts	Swaps	Total
Fixed Income Opportunities Fund
Interest rate contracts	$—	$8	$8
Foreign exchange contracts	2,993	—	2,993
Total	$2,993	$8	$3,001

The following table discloses the volume of the Fund’s forward foreign currency contracts and swap contracts activity during the year ended September 30, 2019 (000):

Fixed Income Opportunities Fund
Forwards:
Average Notional Balance Long	$52,478
Average Notional Balance Short	373,438
Ending Notional Balance Long	51,001
Ending Notional Balance Short	410,060
Swaps:
Average Notional Balance Long	476,400
Average Notional Balance Short	476,400
Ending Notional Balance Long	327,360
Ending Notional Balance Short	327,360

CITY NATIONAL ROCHDALE FUNDS | PAGE 146

The following tables present, by derivative type, the Fixed Income Opportunities Fund’s OTC derivative assets and liabilities net of the related collateral posted for the benefit of the Fixed Income Opportunities Fund at September 30, 2019 (000):

Derivative Type	Derivative Assets Subject to a Netting Agreement or Similar Arrangement	Derivative Available for Offset	Collateral Received	Net Amount
Fixed Income Opportunities Fund
Forward Foreign Currency Contracts
Barclays Capital	$15	$(15)		$—
BNP Paribas	790	(62)		728
BT Brokerage	51	(51)		—
Citigroup	436	(97)		339
Credit Suisse First Boston	129	(129)		—
Deutsche Bank	199	(89)		110
JPMorgan Chase Bank	186	(186)		—
Merrill Lynch	182	(182)		—
Morgan Stanley	47	(47)		—
National Bank of Australia	9	(6)		3
Santander	314	(40)		274
Standard Bank	55	(55)		—
U.S. Bank	4,166	(309)		3,857

Derivative Type	Derivative Liabilities Subject to a Netting Agreement or Similar Arrangement	Derivative Available for Offset	Collateral Pledged	Net Amount
Fixed Income Opportunities Fund
Forward Foreign Currency Contracts
Barclays Capital	$(34)	$15	$19	$—
BNP Paribas	(62)	62		—
BT Brokerage	(343)	51	292	—
Citigroup	(97)	97		—
Credit Suisse First Boston	(376)	129	247	—
Deutsche Bank	(89)	89		—
JPMorgan Chase Bank	(482)	186	296	—
Merrill Lynch	(443)	182	261	—
Morgan Stanley	(153)	47	106	—
National Bank of Australia	(6)	6		—
Santander	(40)	40		—
Standard Bank	(179)	55	124	—
U.S. Bank	(309)	309		—

4.	ADMINISTRATION, TRANSFER AGENT, DISTRIBUTION AND SHAREHOLDER SERVICES AGREEMENTS:

Pursuant to an Amended and Restated Administration Agreement dated January 1, 2013, as amended (the “Agreement”), SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, acts as the Trust’s administrator. Under the terms of the Agreement, the Administrator is entitled to receive an annual fee based on the average daily net assets of the Trust, subject to a minimum annual fee.

The Trust has adopted a Rule 12b-1 Distribution Plan (“the Plan”) with respect to Class N and Class S Shares that allows each Fund to pay distribution and servicing fees. Pursuant to the Plan, SEI Investments Distribution Co. (the “Distributor”) may receive a distribution fee, computed daily and paid monthly, at the annual rate of 0.50% of the average daily net assets of the Class S Shares and 0.30% of the average daily net assets of the Class N Shares of the Government Money Market Fund and 0.25% of the Class N Shares of the Fixed Income Funds and Equity Funds, which may be used by the Distributor to provide compensation for sales support and distribution-related activities. Pursuant to a Distribution Coordination Agreement, the entirety of the fees received by the Distributor pursuant to the Plan is transmitted to City National Rochdale Securities, LLC (“CNR Securities”) as Sub-Distribution Coordinator. CNR Securities then reallows those fees to broker-dealers and service providers, including City National Rochdale, LLC (“City National Rochdale” or the “Adviser”) and other affiliates, for payments for distribution services of the type identified in the Plan, and retains any undistributed balance of fees received from the Distributor.

The Government Money Market Fund has contractually agreed to limit the Distribution (12b-1) Fee payable by Class S shares of the Fund to 0.45% through January 31, 2020. Prior to that date, the arrangement may be terminated without penalty by the Fund’s Board of Trustees.

U.S. Bank Global Fund Services (the “Transfer Agent”) serves as transfer agent for the Trust and provides services at an annual rate of $20,000 per share class for all Funds plus other transaction based fees and out-of-pocket expenses.

The Trust has entered into Shareholder Servicing Agreements that permit payment of compensation to City National Bank (“CNB”) and its affiliates (including City National Rochdale), which provide certain shareholder support for their customers who own Class N, Class S, Servicing Class or Class Y Shares, as applicable. In consideration for such services, a shareholder servicing fee is charged at the annual rate of up to 0.25% of the average daily net assets of the relevant class of each Fund.

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notes to financial statements/ consolidated notes to financial statements
September 30, 2019

CNB and City National Rochdale have agreed to voluntarily waive portions of their shareholder servicing fees with respect to certain Funds. For the year ended September 30, 2019, CNB and City National Rochdale received $45,713,976 in shareholder servicing fees from the Trust.

Certain officers of the Trust are also officers or employees of City National Rochdale, CNB or the Administrator. Such officers are paid no fees by the Trust for serving as officers of the Trust.

5.	INVESTMENT ADVISORY FEES AND OTHER AGREEMENTS:

Under the terms of the current investment management agreements, City National Rochdale receives an annual fee equal to a percentage of the average daily net assets of each Fund, as follows:

Fund	Fee
Government Money Market Fund	0.26%
Government Bond Fund	0.43
Corporate Bond Fund	0.40
California Tax Exempt Bond Fund	0.27
Municipal High Income Fund	0.50
Intermediate Fixed Income Fund	0.40
Fixed Income Opportunities Fund	0.50
Short Term Emerging Markets Debt Fund	0.50
Dividend & Income Fund	0.50
U.S. Core Equity Fund	0.40

City National Rochdale has contractually agreed to waive the management fee for the Government Money Market Fund such that the fee charged is 0.15% through January 31, 2020. Prior to that date, the arrangement may be terminated without penalty (a) by the Fund’s Board of Trustees, or (b) by the Adviser effective no earlier than January 31, 2020, upon at least 60 days’ prior written notice. Management fees waived by the Adviser pursuant to this arrangement will not be eligible for reimbursement by the Fund to the Adviser.

City National Rochdale has contractually agreed to waive its fees and/or pay for the operating expenses of the Short Term Emerging Markets Debt Fund to ensure total fund operating expenses do not exceed 1.00% of the average daily net assets of Class Y shares.

Alcentra LTD, Alcentra NY, LLC, AllFinancial Partners II LLC, Ashmore Investment Management Limited, Federated Investment Management Company, GML Capital LLP and Seix Investment Advisors LLC act as the investment sub-advisers with respect to the Fixed Income Opportunities Fund.

GML Capital LLP acts as the investment sub-adviser with respect to the Short Term Emerging Markets Debt Fund.

Sub-adviser fees are paid by City National Rochdale.

City National Rochdale has voluntarily agreed to limit its fees or reimburse expenses to the extent necessary to keep operating expenses at or below certain percentages of certain of the Funds’ respective average daily net assets. The voluntary expense limitations (expressed as percentages of the average daily net assets) are as follows:

	Government Bond Fund	Corporate Bond Fund
Institutional Class	0.53%	n/a
Class N	1.03%	1.01%
Class S	n/a	n/a
Servicing Class	0.78%	0.76%

	California Tax Exempt Bond Fund	Intermediate Fixed Income Fund	Fixed Income Opportunities Fund
Institutional Class	n/a	0.51%	n/a
Class N	0.88%	1.01%	1.09%
Servicing Class	0.63%	n/a	n/a

Any fee reductions or expense reimbursements may be repaid by a Fund to City National Rochdale, within three years after occurrence if such repayments can be achieved within the Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

As of September 30, 2019, fees which were previously waived by City National Rochdale which may be subject to possible future reimbursement were as follows:

Fund	Potential Amount of Recovery (000)	Expiration
Government Bond Fund	$136	2020
	175	2021
	161	2022
Corporate Bond Fund	156	2020
	159	2021
	75	2022
California Tax Exempt Bond Fund	158	2020
	177	2021
	150	2022
Intermediate Fixed Income Fund	59	2020
	93	2021
	113	2022
Fixed Income Opportunities Fund	222	2021
	122	2022
Short Term Emerging Markets Debt Fund	15	2022
Dividend & Income Fund	43	2020
	5	2021

During the year ended September 30, 2019, City National Rochdale recovered $17(000) and $4(000) in previously waived fees for the Fixed Income Opportunities Fund and Dividend & Income Fund, respectively.

CITY NATIONAL ROCHDALE FUNDS | PAGE 148

6.	INVESTMENT TRANSACTIONS:

The cost of security purchases and proceeds from the sale and maturities of securities, other than temporary investments in short-term securities for the year ended September 30, 2019, were as follows for the Fixed Income Funds and Equity Funds:

	Purchases			Sales and Maturities
Fund	U.S. Gov’t (000)	Other (000)		U.S. Gov’t (000)	Other (000)
Government Bond Fund	$26,249	$—		$33,464	$—
Corporate Bond Fund	—	21,322		—	29,479
California Tax Exempt Bond Fund	—	19,064		—	22,920
Municipal High Income Fund	—	556,718		—	401,264
Intermediate Fixed Income Fund	32,435	12,299		30,098	73,267
Fixed Income Opportunities Fund	5,685	3,710,390	‡	1,264	3,415,020	‡
Short Term Emerging Markets Debt Fund	—	262,293		—	106,809
Dividend & Income Fund	—	6,780		—	21,410
U.S. Core Equity	—	65,048		—	82,282

‡	Includes 17a-7 related party transactions of $2,981 (000) and $48,795 (000), respectively.

The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board of Trustees, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions.

7.	FEDERAL TAX INFORMATION:

Each Fund intends to qualify or continue to qualify as a regulated investment company for U.S. Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provisions for U.S. Federal income taxes are required.

Management has analyzed the Funds’ tax positions taken on U.S. Federal income tax returns for all open tax years and has concluded that as of September 30, 2019, no provision for income tax would be required in the Funds’ financial statements. The Funds’ U.S. Federal and state income and U.S. Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with U.S. Federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings or paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to investments in partnerships, were reclassified to/from the following accounts as of September 30, 2019:

	Distributable Earnings (Loss) (000)	Paid-in Capital (000)
Dividend & Income Fund	$5	$(5)

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notes to financial statements/ consolidated notes to financial statements
September 30, 2019

The tax character of dividends and distributions declared during the years ended September 30, 2019, and September 30, 2018, unless otherwise indicated were as follows:

Fund	Tax Exempt Income (000)	Ordinary Income (000)	Long-Term Capital Gain (000)	Return of Capital (000)	Total (000)
Government Money Market Fund
2019	$—	$65,002	$—	$—	$65,002
2018	$—	41,445	$—	$—	41,445
Government Bond Fund
2019	$—	$593	$—	$—	$593
2018	—	995	60	—	1,055
Corporate Bond Fund
2019	$—	$3,079	$—	$—	$3,079
2018	—	2,638	—	—	2,638
California Tax Exempt Bond Fund
2019	$1,253	$27	$—	$—	$1,280
2018	1,218	78	—	—	1,296
Municipal High Income Fund
2019	$48,946	$671	$—	$—	$49,617
2018	44,230	711	—	—	44,941
Intermediate Fixed Income Fund
2019	$—	$3,337	$—	$—	$3,337
2018	—	4,384	—	—	4,384
Fixed Income Opportunities Fund
2019	$—	$182,595	$—	$—	$182,595
2018	—	157,669	—	—	157,669
Short Term Emerging Markets Debt Fund
2019	$—	$3,667	$—	$—	$3,667
Dividend & Income Fund
2019	$—	$5,534	$8,936	$—	$14,470
2018	—	7,003	7,390	—	14,393
U.S. Core Equity Fund
2019	$—	$2,095	$11,614	$—	$13,709
2018	—	1,875	3,547	—	5,422

As of September 30, 2019, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income (000)	Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)	Capital Loss Carryforwards (000)	Post-October Losses (000)	Unrealized Appreciation (Depreciation) (000)	Other Temporary Differences (000)	Total Distributable Earnings (Accumulated Losses) (000)
Government Money Market Fund	$—	$3,550	$—	$—	$—	$—	$(3,545)	$5
Government Bond Fund	—	41	—	(631)	(220)	321	(41)	(530)
Corporate Bond Fund	—	298	—	(1,237)	(483)	2,584	(234)	928
California Tax Exempt Bond Fund	107	—	—	(294)	—	2,620	(106)	2,327
Municipal High Income Fund	4,442	—	—	(18,570)	(2,252)	54,206	(4,143)	33,683
Intermediate Fixed Income Fund	—	36	—	(1,844)	(677)	4,052	(3)	1,564
Fixed Income Opportunities Fund	—	21,564	—	(30,199)	—	(227,531)	(4,124)	(240,290)
Short Term Emerging Markets Debt Fund	—	1,438	—	—	—	(6,655)	(66)	(5,283)
Dividend & Income Fund	—	—	2,179	—	—	68,843	(14)	71,008
U.S. Core Equity Fund	—	19	8,278	—	—	126,028	(1)	134,324

Post-October losses represent losses realized on investments and foreign currency transactions from November 1, 2018, through September 30, 2019, that, in accordance with U.S. Federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

CITY NATIONAL ROCHDALE FUNDS | PAGE 150

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

Fund	Short-Term Loss (000)	Long-Term Loss (000)	Total (000)
Government Bond Fund	$(117)	$(514)	$(631)
Corporate Bond Fund	(70)	(1,167)	(1,237)
California Tax Exempt Bond Fund	(294)	—	(294)
Municpal High Income Fund	(17,852)	(718)	(18,570)
Intermediate Fixed Income Fund	(651)	(1,193)	(1,844)
Fixed Income Opportunities Fund	—	(30,199)	(30,199)

During the year ended September 30, 2019, the following Funds utilized capital loss carryforwards to offset capital gains amounting to:

Fund	Amount (000)
California Tax Exempt Bond Fund	$96

The aggregate gross unrealized appreciation on investments, the aggregate gross unrealized depreciation on investments and the net unrealized appreciation/(depreciation) for tax purposes as of September 30, 2019, for each of the Fixed Income Funds’ and Equity Funds’ investments were as follows:

Fund	Federal Tax Cost (000)	Aggregate Gross Unrealized Appreciation (000)	Aggregate Gross Unrealized Depreciation (000)	Net Unrealized Appreciation (Depreciation) (000)
Government Bond Fund	$43,028	$405	$(84)	$321
Corporate Bond Fund	130,520	2,962	(378)	2,584
California Tax Exempt Bond Fund	82,132	2,675	(55)	2,620
Municipal High Income Fund	1,408,328	88,274	(34,068)	54,206
Intermediate Fixed Income Fund	113,969	4,820	(768)	4,052
Fixed Income Opportunities Fund	3,626,256	126,888	(354,178)	(227,290)
Short Term Emerging Markets Debt Fund	223,524	548	(7,203)	(6,655)
Dividend & Income Fund	177,453	73,604	(4,761)	68,843
U.S. Core Equity Fund	196,932	126,345	(317)	126,028

At September 30, 2019, the Government Money Market Fund’s cost of securities for U.S. Federal income tax purposes approximates the cost disclosed in the Schedule of Investments.

8.	CONCENTRATION OF RISK

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

The Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund and the Dividend & Income Fund may invest in exchange-traded notes (“ETNs”), each as a non-principal investment strategy. ETNs are unsecured debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The Funds will generally invest in ETNs which are linked to commodities indexes. A Fund’s investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return expected and may suffer a loss.

The Municipal High Income Fund, Intermediate Fixed Income Fund, and Fixed Income Opportunities Fund and Short Term Emerging Markets Debt Fund may invest in lower-rated corporate bonds, known as high yield bonds. High yield bonds involve greater risks of default, downgrade, or price declines and are more volatile than investment grade securities. Issuers of high yield bonds may be more susceptible than other issuers

CITY NATIONAL ROCHDALE FUNDS | PAGE 151

notes to financial statements/ consolidated notes to financial statements
September 30, 2019

to economic downturns and investors are subject to a greater risk that the issuer may not be able to pay interest or dividends, or repay the principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security.

The Intermediate Fixed Income Fund and Fixed Income Opportunities Fund may invest in asset-backed and mortgage-backed securities. As a general rule, prepayments of the principal of the loans underlying mortgage-backed or other pass-through securities increase during a period of falling interest rates and decrease during a period of rising interest rates. In periods of declining interest rates, as a result of prepayments a Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, the securities subject to prepayment risk held by a Fund may exhibit price characteristics of longer-term debt securities.

The Intermediate Fixed Income Fund and Fixed Income Opportunities Fund may invest in bank loans. Bank loans are not traded on an exchange and purchasers and sellers of bank loans generally rely on market makers, typically the administrative agent under a bank loan, to effect private sales transactions. As a result, bank loans may have relatively less liquidity than other types of fixed income assets, and a Fund may be more likely to incur losses on the sale of bank loans than on other, more liquid, investments.

The Fixed Income Opportunities Fund may invest in beneficial interests in individual life insurance Policies. A Policy owner transfers his or her Policy at a discount to its face value (the amount that is payable upon the death of the insured) in return for an immediate cash settlement. The ultimate purchaser of the Policy (in this case, the Fund) is responsible for premiums payable on the Policy and is entitled to receive the full face value from the insurance company upon the death of the insured. If the Fund is unable to make premium payments on a Policy, the Policy will lapse and the Fund will lose its ownership interest in the Policy. There is currently no established secondary market for Policies, and the Policies are not considered liquid investments by the Fund. If the Fund must sell Policies to meet redemption requests or for other cash needs, the Fund may be forced to sell at a loss. The longer the insured lives, the lower the Fund’s rate of return on the Policy. The underwriter’s estimate of the insured’s life expectancy may be incorrect. An insurance company may be unable or may refuse to pay benefits on a Policy. In addition, market quotations will not be readily available for the Policies and the Policies will be priced using a fair value methodology adopted by the Trust’s Board of Trustees. The sales price the Fund could receive for a Policy may differ from the Trust’s valuation of the Policy. A Policy is a liability of the issuing life insurance company, and if the life insurance company goes out of business, sufficient funds may not be available to pay that liability.

California Tax Exempt Bond Fund – Specific Risks

The ability of issuers to pay interest on, and repay the principal of, California municipal securities may be affected by economic and political developments in the State of California.

Certain securities are backed by letters of credit from various financial institutions and financial guaranty assurance agencies. These letters of credit enhance the credit quality of the individual securities; however, if any of the financial institutions’ or financial guaranty assurance agencies’ credit quality should deteriorate, it could cause the individual security’s credit quality to change. Additionally, if the Fund concentrates its letters of credit in any one financial institution, the risk of credit quality deterioration increases.

Short Term Emerging Markets Debt Fund – Specific Risks

Foreign investments tend to be more volatile than domestic securities, and are subject to risks that are not typically associated with domestic securities (e.g., changes in currency rates and exchange control regulations, future political and economic developments and the possibility of seizure or nationalization of companies, or the imposition of withholding taxes on income). There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

As long as the Short Term Emerging Markets Debt Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. The value of a foreign currency may decline in relation to the U.S. dollar while the Fund holds securities denominated in such currency. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country or the actions of the United States or foreign governments or central banks. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

Risks associated with foreign investments may be intensified in the case of investments in emerging market countries, the political, legal and economic systems of which are less developed and less stable than those of more developed nations. Emerging markets may have relatively unstable governments, immature economic structures, national policies restricting investments by

CITY NATIONAL ROCHDALE FUNDS | PAGE 152

foreigners, social instability, and different and/or developing legal systems. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose withholding and other taxes or limits on the removal of the Short Term Emerging Markets Debt Fund’s assets from that country. In addition, the economies of emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Such investments are often less liquid and/or more volatile than securities issued by companies located in developed nations. Emerging market securities are also subject to the risk that the securities may not be sold at the quoted market price within a reasonable period of time.

A more complete description of risks is included in the Funds’ prospectus and statement of additional information.

9.	CAPITAL SHARES ISSUED AND REDEEMED:

Capital share activity for the year/period ended September 30, 2019, and the year ended September 30, 2018, were as follows (000):

	Government Money Market Fund		Government Bond Fund			Corporate Bond Fund
	2019	2018	2019		2018	2019	2018
CAPITAL SHARES ISSUED AND REDEEMED:
Institutional Class:
Shares issued	—	—	—	(a)	318	—	—
Shares issued in lieu of dividends and distributions	—	—	—	(a)	37	—	—
Shares redeemed	—	—	—	(a)	(4,170)	—	—
Net Institutional Class transactions	—	—	—	(a)	(3,815)	—	—
Class N:
Shares issued	1,704,701	3,371,578	94		40	362	288
Shares issued in lieu of dividends and distributions	6,502	4,585	2		1	14	8
Shares redeemed	(2,485,710)	(3,480,575)	(22)		(14)	(218)	(143)
Net Class N transactions	(774,507)	(104,412)	74		27	158	153
Class S:
Shares issued	3,267,637	2,843,388	—		—	—	—
Shares issued in lieu of dividends and distributions	—	—	—		—	—	—
Shares redeemed	(4,052,335)	(2,614,165)	—		—	—	—
Net Class S transactions	(784,698)	229,223	—		—	—	—
Servicing Class:
Shares issued	9,070,868	7,234,103	657		1,287	1,703	2,666
Shares issued in lieu of dividends and distributions	34,041	19,753	6		8	28	28
Shares redeemed	(10,010,994)	(6,612,833)	(2,056)		(1,487)	(2,880)	(2,314)
Net Servicing Class transactions	(906,085)	641,023	(1,393)		(192)	(1,149)	380

(a)	Less than 1,000.

	California Tax Exempt Bond Fund		Municipal High Income Fund
	2019	2018	2019	2018
CAPITAL SHARES ISSUED AND REDEEMED:
Class N:
Shares issued	191	380	24,236	19,450
Shares issued in lieu of dividends and distributions	5	5	1,672	1,402
Shares redeemed	(182)	(519)	(15,627)	(13,263)
Net Class N transactions	14	(134)	10,281	7,589
Servicing Class:
Shares issued	1,912	1,926	11,583	10,360
Shares issued in lieu of dividends and distributions	18	18	252	263
Shares redeemed	(2,357)	(1,942)	(8,134)	(7,681)
Net Servicing Class transactions	(427)	2	3,701	2,942

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notes to financial statements/ consolidated notes to financial statements
September 30, 2019

	Intermediate Fixed Income Fund		Fixed Income Opportunities Fund		Short Term Emerging Markets Debt Fund(b)	Dividend & Income Fund
	2019	2018	2019	2018	2019	2019	2018
CAPITAL SHARES ISSUED AND REDEEMED:
Institutional Class:
Shares issued	11	52	—	—	—	—	—
Shares issued in lieu of dividends and distributions	2	2	—	—	—	—	—
Shares redeemed	(28)	(50)	—	—	—	—	—
Net Institutional Class transactions	(15)	4	—	—	—	—	—
Class N:
Shares issued	883	1,211	41,878	32,209	—	997	1,145
Shares issued in lieu of dividends and distributions	121	160	5,678	4,676	—	252	234
Shares redeemed	(3,762)	(3,533)	(27,952)	(21,582)	—	(1,312)	(1,558)
Net Class N transactions	(2,758)	(2,162)	19,604	15,303	—	(63)	(179)
Class Y:
Shares issued	—	—	—	—	22,751	—	—
Shares issued in lieu of dividends and distributions	—	—	—	—	222	—	—
Shares redeemed	—	—	—	—	(208)	—	—
Net Class Y transactions	—	—	—	—	22,765	—	—

	U.S. Core Equity Fund
	2019	2018
CAPITAL SHARES ISSUED AND REDEEMED:
Institutional Class:
Shares issued	22	1
Shares issued in lieu of dividends and distributions	— (a)	—	(a)
Shares redeemed	(1)	—	(a)
Net Institutional Class transactions	21	1
Class N:
Shares issued	1,223	1,330
Shares issued in lieu of dividends and distributions	361	129
Shares redeemed	(1,462)	(1,436)
Net Class N transactions	122	23
Servicing Class:
Shares issued	1,498	1,580
Shares issued in lieu of dividends and distributions	31	10
Shares redeemed	(1,479)	(1,331)
Net Servicing Class transactions	50	259

(a)	Less than 1,000.
(b)	Commenced operations on May 14, 2019.

10.	LINE OF CREDIT

The Funds, except for the Government Money Market Fund, have an unsecured Loan Agreement (“LOC”) with U.S. Bank N.A. Under the terms of the LOC, borrowings for an individual Fund are limited to either the lesser of 10% of the Fund’s net assets or an explicit amount on the LOC. Interest is charged to a Fund based on its borrowings at prime rate minus 0.50%.

Borrowing activity under the LOC for the year ended September 30, 2019, was as follows:

Fund	Maximum Amount of Line of Credit (000)	Interest Expense (000)	Average Rate	Average Borrowings (000)	Maximum Amount Outstanding (000)
Dividend & Income Fund	$200,000	$1	4.9%	$2,223	$2,518

CITY NATIONAL ROCHDALE FUNDS | PAGE 154

11.	REGULATORY MATTERS

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statements of Assets and Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statements of Changes in Net Assets. The amounts presented in the current Statements of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately. The disaggregated amounts from the prior fiscal year are broken out below if there were both distributions from net investment income and realized capital gains. Otherwise, the amount on the current Statement of Changes for the prior fiscal year end represents distributions of net investment income:

Fund	Net Investment Income (000)	Net Realized Gains (000)	Total (000)
Government Bond Fund	$995	$60	$1,055
Dividend & Income Fund	7,003	7,390	14,393
U.S. Core Equity Fund	1,875	3,547	5,422

12.	NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosure requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

13.	SUBSEQUENT EVENTS

The Trust has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no adjustments were required to the financial statements as of September 30, 2019, and no issues were noted to disclose.

CITY NATIONAL ROCHDALE FUNDS | PAGE 155

report of independent registered public accounting firm

To the Shareholders and Board of Trustees
Of City National Rochdale Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Government Money Market Fund, Government Bond Fund, Corporate Bond Fund, California Tax Exempt Bond Fund, Municipal High Income Fund, Intermediate Fixed Income Fund, Fixed Income Opportunities Fund (consolidated), Dividend & Income Fund and U.S. Core Equity Fund, each a series of shares of beneficial interest in City National Rochdale Funds, (inclusive of the Short Term Emerging Markets Debt Fund referred to as the “Funds”), including the schedules of investments, as of September 30, 2019, and the related statements of operations and cash flows (for Fixed Income Opportunities Fund only) for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended (consolidated for Fixed Income Opportunities Fund), and the related notes. We have also audited the accompanying statement of assets and liabilities of Short Term Emerging Markets Debt Fund, a series of shares of beneficial interest in City National Rochdale Funds, including the schedule of investments, as of September 30, 2019 and the related statements of operations and changes in net assets and the financial highlights for the period May 14, 2019 (commencement of operations) through September 30, 2019 and the related notes. The above statements are collectively referred to as the “financial statements.”

In our opinion, the financial statements (consolidated where noted) referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2019, and the results of their operations and cash flows (for Fixed Income Opportunities Fund only), the changes in their net assets and their financial highlights for each of the periods noted above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

CITY NATIONAL ROCHDALE FUNDS | PAGE 156

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, brokers and other counterparties, or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the City National Rochdale Funds since 2015.

Philadelphia, Pennsylvania
November 27, 2019

CITY NATIONAL ROCHDALE FUNDS | PAGE 157

trustees and officers (Unaudited)
September 30, 2019

The Trustees and officers of the Trust, their principal occupations during the past five years, and their affiliations, if any, with City National Rochdale are set forth below. The persons listed below may have held other positions with their employers named below during the relevant periods. Trustees who are “interested persons” of the Trust, within the meaning of the 1940 Act, are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. The address for the Trustees and the officers of the Trust is 400 North Roxbury Drive, Beverly Hills, California 90210, unless otherwise noted. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-889-0799.

Name and Age	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES:
Daniel A. Hanwacker Age: 67	Trustee	Since 2013	CEO and President, Hanwacker Associates, Inc. (asset management consulting and executive search services) (2001-present). Managing Director - Asset Management, Putnam Lovell Securities (2000-2001). Co-Founding Partner, Constellation Financial Management Co., LLC (1995-2000).	16	None
Jon C. Hunt Age: 68	Trustee	Since 2013	Retired (2013-present). Consultant to Management, Convergent Capital Management, LLC (“CCM”) (2012-2013). Managing Director and Chief Operating Officer, CCM (1998-2012).	16

Advisor’s Inner Circle Fund III (2014-present); Winton Series Trust and Winton Diversified Opportunities Fund, Lead Independent Trustee (2015-2018); Gallery Trust (2016-present); Schroder Series Trust and Schroder Global Series Trust, Lead Independent Trustee (2017-present)

Vernon C. Kozlen Age: 74	Trustee Chairman	Since 2007 From 2016 to 2019	Retired (2007-present). President and Chief Executive Officer, City National Rochdale Funds (2000-2007). Executive Vice President and Director of Asset Management Development, City National Bank (“CNB”) (1996-2007). Director, Reed, Conner & Birdwell LLC (2000-2007), and Convergent Capital Management, LLC (2003-2007). Chairman of the Board, City National Asset Management, Inc. (2001-2005). Chairman of the Board, City National Securities, Inc. (1999-2005). Director, City National Asset Management, Inc. (2001-2006), and City National Securities, Inc. (1999-2006).	16	Windermere Jupiter Fund, LLC (3)

CITY NATIONAL ROCHDALE FUNDS | PAGE 158

Name and Age	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (Continued)
Jay C. Nadel Age: 60	Trustee Chairman	Since 2013 Since 2019	Financial Services Consultant (2005-present). Executive Vice President, Bank of New York Broker-Dealer and Member of the Operating Committee (2002-2004). Weiss, Peck & Greer, Partner, Managing Director and Chair of the Operations Committee (1986-2001).	16

Advisor’s Inner Circle Fund III (2016-present); Winton Series Trust and Winton Diversified Opportunities Fund (2016-2018); Gallery Trust (2016-present); Schroder Series Trust and Schroder Global Series Trust, Independent Trustee (2017-present)

James R. Wolford Age: 64	Trustee	Since 1999

Chief Executive Officer of Corinthian Development Company (2013-present). President, Chief Operating Officer and Chief Financial Officer, Thompson National Properties (2011-2013). Chief Financial Officer, Pacific Office Properties, a real estate investment trust (2010-2011). Chief Financial Officer, Bixby Land Company, a real estate company (2004-2010). Regional Financial Officer, AIMCO, a real estate investment trust (2004). Chief Financial Officer, DBM Group, a direct mail marketing company (2001-2004). Senior Vice President and Chief Operating Officer, Forecast Commercial Real Estate Service, Inc. (2000-2001). Senior Vice President and Chief Financial Officer, Bixby Ranch Company (1985-2000).

				16	None
INTERESTED TRUSTEE:
Andrew S. Clare(4) Age: 73	Trustee	Since 2013	Attorney and partner, Loeb & Loeb LLP, a law firm (1972-present).	16	None

(1)	The Trustees serve for terms of office as follows:

Name of Trustee	End of Term of Office
Vernon C. Kozlen	December 31, 2020
James R. Wolford	March 29, 2023
Andrew S. Clare	December 31, 2020*
Daniel A. Hanwacker	March 29, 2023
Jon C. Hunt	March 29, 2023
Jay C. Nadel	March 29, 2023

*	Subject to extension by the Board for up to two years.

(2)

“Fund complex” is defined as two or more registered investment companies that hold themselves out to investors as related companies or have a common investment adviser or affiliated investment advisers and in this case includes series of City National Rochdale Funds and the following registered closed-end funds: City National Rochdale High Yield Alternative Strategies Master Fund LLC, City National Rochdale High Yield Alternative Strategies Fund LLC, City National Rochdale High Yield Alternative Strategies Fund TEI LLC, City National Rochdale Structured Claims Fixed Income Fund LLC, City National Rochdale Select Strategies Fund and City National Rochdale Strategic Credit Fund.

(3)	Convergent Wealth Advisors, LLC, which is under common control with CNB, serves as investment adviser to Windermere Jupiter Fund, LLC, which is a private investment fund.

(4)	Mr. Clare is an “interested person” of the Fund, as defined in the 1940 Act, by virtue of the provision of significant legal services by him and his law firm to CNB.

CITY NATIONAL ROCHDALE FUNDS | PAGE 159

trustees and officers (Unaudited) (Continued)
September 30, 2019

Name and Age	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS:
Garrett R. D’Alessandro Age: 62	President and Chief Executive Officer	Since 2013

Chief Executive Officer, City National Rochdale (1986- present); Chief Investment Officer, City National Rochdale (2016-2018); President and Chief Executive Officer, City National Rochdale Funds (2013-present).

Eric Kleinschmidt SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 51	Treasurer (Principal Financial and Accounting Officer and Controller)	Since 2005	Treasurer, City National Rochdale Funds (2005-present); Director of Fund Accounting, SEI Investments Company (2004-present).
Don Andrews Age: 60	Vice President; Chief Compliance Officer (“CCO”) and Anti-Money Laundering Officer	Since 2019

CCO, City National Rochdale (2019-present); Senior Vice President and CCO, City National Bank Wealth Management Division (2019-present);Interim CCO, City National Rochdale Select Strategies Fund, City National Rochdale High Yield Alternative Strategies Master Fund LLC, City National Rochdale High Yield Alternative Strategies Fund LLC, City National Rochdale High Yield Alternative Strategies Fund TEI LLC, and City National Rochdale Structured Claims Fixed Income Fund LLC (2019-present); Global Practice Leader for Risk and Compliance, Reed Smith (2017–2019); Co-Head of Risk and Compliance, Venable (2015–2017); CCO and CRO, Bessemer Trust (2002 – 2015).

Mitchell Cepler Age: 37	Vice President and Assistant Treasurer	Since 2015	Vice President and Assistant Treasurer, City National Rochdale Funds (2015-present); Group Finance Manager, City National Rochdale (2011-present).
Kurt Hawkesworth Age: 48	Vice President and Secretary	Since 2013	Vice President and Secretary, City National Rochdale Funds (2013-present); Chief Operating Officer, City National Rochdale (2003-present).
Anthony Sozio Age: 48	Vice President and Assistant Secretary	Since 2013	Vice President and Assistant Secretary, City National Rochdale Funds (2013-present); Assistant Vice President of Registered Fund Operations, City National Rochdale (1998-present).
Matthew M. Maher SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 44	Assistant Secretary	Since 2019

Counsel, SEI Investments Company (2018-present); Assistant Secretary, City National Rochdale Funds (2019-present); Attorney, Blank Rome LLP (2015-2018); Assistant Counsel and Vice President, Bank of New York Mellon (2013-2014); Attorney, Dilworth Paxson LLP (2006-2013).

(1)	Each officer serves until removed by the Board or the principal executive officer of the Fund, or until such officer resigns.

CITY NATIONAL ROCHDALE FUNDS | PAGE 160

notice to shareholders (Unaudited)
September 30, 2019

For shareholders that do not have a September 30, 2019, taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2019, taxable year end, please consult your tax advisor as to the pertinence of this notice.

For California income tax purposes, for the fiscal year ended September 30, 2019, each of the California Tax Exempt Bond Fund and Municipal High Income Fund is designating 93.33% and 9.15%, respectively, of its distributions paid from net investment income as exempt-interest dividends under Section 17145 of the California Revenue and Taxation Code.

For Federal income tax purposes, for the fiscal year ended September 30, 2019, each Fund is designating the following items with regard to distributions paid during the year:

	(A) Long Term Capital Gain Distributions	(B) Return of Capital	(C) Ordinary Income Distributions	(D) Tax Exempt Interest	(E) Total Distributions	(F) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)	(G) Qualifying Dividend Income (2)	(H) U.S. Government Interest	(I) Interest Related Dividends (4)	(J) Qualified Short-Term Capital Gain Dividends (5)	(K) Foreign Tax Credit
Government Money Market Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	62.25%	100.00%	0.00%	0.00%
Government Bond Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	64.36%	99.92%	0.00%	0.00%
Corporate Bond Fund (3)	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	79.69%	0.00%	0.00%
California Tax Exempt Bond Fund (3)	0.00%	0.00%	2.09%	97.91%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Municipal High Income Fund (3)	0.00%	0.00%	1.36%	98.64%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Intermediate Fixed Income Fund (3)	0.00%	0.00%	100.00%	0.00%	100.00%	2.85%	2.86%	6.48%	0.00%	0.00%	0.00%
Fixed Income Opportunities Fund (3)	0.00%	0.00%	100.00%	0.00%	100.00%	0.60%	0.60%	0.00%	0.41%	0.00%	0.00%
Short Term Emerging Markets Debt Fund (3)(6)	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%	3.87%
Dividend & Income Fund (3)	61.76%	0.00%	38.24%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%
U.S. Core Equity Fund (3)	84.72%	0.00%	15.28%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%	0.00%

(1)	“Dividends Received Deduction” represent dividends which qualify for the corporate dividends received deduction.
(2)	“Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount permitted by law.
(3)

“U.S. Government Interest” represent the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	“Interest Related Dividends” represent qualifying interest that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004.
(5)

“Short-Term Capital Gain Dividends” represent qualifying short-term capital gain that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004.

(6)

The Fund intends to pass through a foreign tax credit to shareholders. For the fiscal year ended September 30, 2019, the total amount of foreign source income was $3,977,793. The total amount of foreign tax credit to be paid is $147,501. Your allocable share of foreign tax credit will be reported on Form 1099-DIV.

Items (A), (B), (C), (D), (E) and (K) are based on the percentage of each fund’s total distribution.

Items (F) and (G) are based on the percentage of “Ordinary Income Distributions.”

Item (H) is based on the percentage of gross income of each Fund.

Item (I) is based on the percentage of net investment income distributions.

Item (J) is based on the percentage of short-term capital gain distributions.

CITY NATIONAL ROCHDALE FUNDS | PAGE 161

disclosure of fund expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a Fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, class-specific distribution fees, acquired fund fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a Fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2019 to September 30, 2019).

The table below illustrates each Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses that each Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in each Fund, and the “Ending Account Value” number is derived from deducting that expense cost from each Fund’s gross investment return.

You can use this information, together with the actual amount you invested in a Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for the Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare each Fund’s costs with those of other mutual funds. It assumes that each Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess each Fund’s comparative cost by comparing the hypothetical result for each Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes – NOT each Fund’s actual return – the account values shown do not apply to your specific investment.

CITY NATIONAL ROCHDALE FUNDS | PAGE 162

	Beginning Account Value 4/01/2019	Ending Account Value 9/30/2019	Annualized Expense Ratios	Expense Paid During Period*
City National Rochdale Government Money Market Fund
Actual Fund Return
Class N	$1,000.00	$1,007.80	0.77%	$3.88
Class S	1,000.00	1,007.10	0.92%	4.63
Servicing Class	1,000.00	1,009.30	0.47%	2.37

Hypothetical 5% Return
Class N	$1,000.00	$1,021.21	0.77%	$3.90
Class S	1,000.00	1,020.46	0.92%	4.66
Servicing Class	1,000.00	1,022.71	0.47%	2.38

City National Rochdale Government Bond Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,022.70	0.49%	$2.48
Class N	1,000.00	1,018.70	1.03%	5.21
Servicing Class	1,000.00	1,020.00	0.78%	3.95

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,022.61	0.49%	$2.48
Class N	1,000.00	1,019.90	1.03%	5.22
Servicing Class	1,000.00	1,021.16	0.78%	3.95

City National Rochdale Corporate Bond Fund
Actual Fund Return
Class N	$1,000.00	$1,026.50	1.00%	$5.08
Servicing Class	1,000.00	1,028.80	0.75%	3.81

Hypothetical 5% Return
Class N	$1,000.00	$1,020.05	1.00%	$5.06
Servicing Class	1,000.00	1,021.31	0.75%	3.80

City National Rochdale California Tax Exempt Bond Fund
Actual Fund Return
Class N	$1,000.00	$1,017.70	0.88%	$4.45
Servicing Class	1,000.00	1,020.00	0.63%	3.19

Hypothetical 5% Return
Class N	$1,000.00	$1,020.66	0.88%	$4.46
Servicing Class	1,000.00	1,021.91	0.63%	3.19

City National Rochdale Municipal High Income Fund
Actual Fund Return
Class N	$1,000.00	$1,044.00	1.08%	$5.53
Servicing Class	1,000.00	1,044.30	0.83%	4.25

Hypothetical 5% Return
Class N	$1,000.00	$1,019.65	1.08%	$5.47
Servicing Class	1,000.00	1,020.91	0.83%	4.20

City National Rochdale Intermediate Fixed Income Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,040.40	0.51%	$2.61
Class N	1,000.00	1,037.60	1.01%	5.16

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,022.51	0.51%	$2.59
Class N	1,000.00	1,020.00	1.01%	5.11

City National Rochdale Fixed Income Opportunities Fund
Actual Fund Return
Class N	$1,000.00	$1,021.00	1.09%	$5.52

Hypothetical 5% Return
Class N	$1,000.00	$1,019.60	1.09%	$5.52

City National Rochdale Short Term Emerging Markets Debt Fund
Actual Fund Return
Class Y**	$1,000.00	$993.90	0.98%	$3.72	†

Hypothetical 5% Return
Class Y**	$1,000.00	$1,015.31	0.98%	$3.76	†

City National Rochdale Dividend & Income Fund
Actual Fund Return
Class N	$1,000.00	$1,074.50	1.13%	$5.88

Hypothetical 5% Return
Class N	$1,000.00	$1,019.40	1.13%	$5.72

City National Rochdale U.S. Core Equity Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,107.50	0.52%	$2.75
Class N	1,000.00	1,104.80	1.01%	5.33
Servicing Class	1,000.00	1,106.00	0.76%	4.01

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,022.46	0.52%	$2.64
Class N	1,000.00	1,020.00	1.01%	5.11
Servicing Class	1,000.00	1,021.26	0.76%	3.85

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Class Y commenced operations on May 14, 2019.

†	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 139/365 (to reflect the period since inception to period end).

CITY NATIONAL ROCHDALE FUNDS | PAGE 163

board approval of advisory and sub-advisory agreements (Unaudited)

The Board of Trustees (the “Board”) of City National Rochdale Funds (the “Trust”) is comprised of six Trustees, five of whom are Independent Trustees (i.e., not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended). During the six months ended September 30, 2019, the Board and the Independent Trustees approved renewal of the following advisory and sub-advisory agreements:

●

The advisory agreement between City National Rochdale, LLC (the “Adviser”) and the Trust, on behalf of the City National Rochdale Government Money Market Fund (the “Government Money Market Fund”), City National Rochdale Government Bond Fund (the “Government Bond Fund”), City National Rochdale Corporate Bond Fund (the “Corporate Bond Fund”), City National Rochdale California Tax Exempt Bond Fund (the “California Tax Exempt Bond Fund”), City National Rochdale Municipal High Income Fund (the “Municipal High Income Fund”), City National Rochdale High Yield Bond Fund (the “High Yield Bond Fund”), City National Rochdale Intermediate Fixed Income Fund (the “Intermediate Fixed Income Fund”), City National Rochdale Fixed Income Opportunities Fund (the “Fixed Income Opportunities Fund”), City National Rochdale Dividend & Income Fund (the “Dividend & Income Fund”), and City National Rochdale U.S. Core Equity Fund (the “U.S. Core Equity Fund”) (each a “Fund” and collectively, the “Funds”);

●	The sub-advisory agreement between the Adviser and Alcentra Limited (“Alcentra”), with respect to the Fixed Income Opportunities Fund;

●	The sub-advisory agreement among the Adviser, Alcentra and Alcentra NY, LLC (“Alcentra NY”), with respect to the Fixed Income Opportunities Fund;

●	The sub-advisory agreement between the Adviser and AllFinancial Partners II, LLC (“AllFinancial”), with respect to the Fixed Income Opportunities Fund;

●	The sub-advisory agreement between the Adviser and Ashmore Investment Management Limited (“Ashmore”), with respect to the Fixed Income Opportunities Fund;

●	The sub-advisory agreement between the Adviser and Federated Investment Management Company (“Federated”), with respect to the Fixed Income Opportunities Fund;

●	The sub-advisory agreements between the Adviser and GML Capital LLP (“GML”), with respect to the Fixed Income Opportunities Fund;

●	The sub-advisory agreement between the Adviser and Seix Investment Advisors LLC (“Seix”), with respect to the Fixed Income Opportunities Fund;

●

The advisory agreement between the Adviser and City National Rochdale Fixed Income Opportunities (Ireland) Limited (the “Irish Subsidiary”), a wholly-owned subsidiary of the Fixed Income Opportunities Fund; and

●	The sub-advisory agreement between the Adviser and Federated with respect to the High Yield Bond Fund.

Upon the recommendation of the Adviser, the Board and the Independent Trustees also approved a new sub-advisory agreement between the Adviser and Deschutes Portfolio Strategy, LLC, doing business as Matisse Capital (“Matisse”), with respect to a new portfolio of the Fixed Income Opportunities Fund.

The advisory and sub-advisory agreements listed above are collectively referred to below as the “Agreements.” Alcentra, Alcentra NY, AllFinancial, Ashmore, Federated, GML, and Seix are collectively referred to below as the “Sub-Advisers.”

General Information

The following information summarizes the Board’s considerations associated with its review of the Agreements. In connection with their deliberations, the Board considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Agreements were considered separately for each Fund and the Irish Subsidiary, although the Board took into account the common interests of the Funds and the Irish Subsidiary in its review. As described below, the Board considered the nature, quality and extent of the various investment advisory and administrative services performed by the Adviser and each Sub-Adviser. In considering these matters, the Independent Trustees discussed the approval of the Agreements with management and in private sessions with their independent counsel at which no representatives of the Adviser or the Sub-Advisers were present.

The Board reviewed extensive materials regarding investment results of the Adviser and each Sub-Adviser with respect to the Funds (or portions of the Funds) and the Irish Subsidiary they manage, advisory fee and expense comparisons, financial information with respect to each firm, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the

CITY NATIONAL ROCHDALE FUNDS | PAGE 164

Funds and the Irish Subsidiary. The Board also took into account information they received at past meetings of the Board and its committees with respect to these matters.

In deciding to approve the Agreements, the Board and the Independent Trustees did not identify a single factor as controlling and this summary does not describe all of the matters considered. In addition, each Board member did not necessarily attribute the same weight to each matter. However, the Board and the Independent Trustees concluded that each of the various factors referred to below favored such approval.

Renewal of Current Agreements

CITY NATIONAL ROCHDALE, LLC

Nature, Extent and Quality of Services

In reviewing the services provided by the Adviser to the Funds and the Irish Subsidiary, the Board considered a variety of matters, including the overall quality and depth of the Adviser’s organization, its overall financial strength and stability, its commitment to compliance with applicable laws and regulations and the systems in place to ensure compliance with those requirements, its portfolio trading and soft dollar practices, and its disaster recovery and contingency planning practices. The Board also considered the experience, capability and integrity of the Adviser’s senior management, the background, education and experience of the Adviser’s personnel, and its efforts to retain, attract and motivate capable personnel to serve the Funds and the Irish Subsidiary. The Board also considered that the Adviser had hired a new Chief Compliance Officer during the review period. The Board found all of these matters to be satisfactory.

The Board assessed the performance of each Fund compared with the returns of its respective benchmark index or indexes and the averages of the funds included in its respective peer group universe selected by Lipper, Inc. (each, a “Lipper Universe”). They reviewed these matters for the one-, three-, five-, ten- and 15-year and since inception periods ended December 31, 2018, as applicable. In addition, the Board reviewed the performance of each Fund compared to the performance of certain peer group funds in the Fund’s Lipper Universe selected by the Funds’ administrator based on the funds’ total net assets, for the same periods. With respect to the performance results of the Funds, the Trustees noted that the meeting materials indicated as follows:

●

The Government Money Market Fund (Servicing Class) underperformed the average returns of the funds in the Lipper Institutional U.S. Government Money Market Objective Universe (by 0.18% or less) for the one-, three-, five-, ten- and 15-year and since inception periods. The Trustees noted their approval of the elimination of the Adviser’s recapture of previously waived advisory fees, the Adviser’s waiver of 11 basis points off its advisory fee, and the Fund’s five basis point reduction off 12b-1 fees, capping 12b-1 fees on Class S shares at 45 basis points (from 50 basis points) through January 31, 2020, in order to make the Fund more competitive. The Trustees also considered the Adviser’s explanation that the Fund’s performance continues to be impacted by the remaining effects of the past recapture of waived fees and/or reimbursed expenses.

●

The Government Bond Fund (Institutional Class) outperformed the Lipper Short/Intermediate U.S. Government Objective Universe for the one-, three-, and five-year periods, but trailed the Lipper Universe (by 0.20% or less) for the ten- and 15-year and since inception periods. The Fund underperformed the Bloomberg Barclays U.S. 1-5 Year Government Bond Index returns (by 0.37% or less) for the one-, three-, five-, ten- and 15-year and since inception periods. The Trustees considered the Adviser’s explanation that the Fund’s underperformance was primarily due to longer maturity profiles and greater allocations to mortgage-backed securities by the Fund’s peers, and the Fund’s shorter duration profile. The Adviser further noted that generating excess returns through the peer funds’ investments would have exposed the Fund to significant increases in interest rate risk, which the Adviser viewed as unwarranted given the uncertainty in the 2018 interest rate environment.

●

The Corporate Bond Fund (Servicing Class) outperformed the average return of the Lipper Short/Intermediate Investment-Grade Objective Universe but trailed the Bloomberg Barclays U.S. Corp 1-5 A3+, 2% Issuer Constrained Index return (by 0.42%) for the 15-year period. The Fund underperformed the Lipper Universe average returns (by 0.44% or less) and the Bloomberg Barclays Index returns (by 0.90% or less) for the one-, three-, five-, and ten-year and since inception periods. The Trustees considered the Adviser’s explanation that the Fund’s near-term underperformance compared to its benchmark and Lipper Universe funds’ average returns was primarily attributable to the Fund’s long and short maturity profile and the poor relative performance of the Fund’s allocation to BBB-rated issuers. The Trustees also considered the structural differences between the Fund, the benchmark and Lipper Universe funds, and the Adviser’s continued commitment to corporate fundamentals and a

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board approval of advisory and sub-advisory agreements (Unaudited) (Continued)

material yield advantage as justification for dipping down in credit quality to BBB-rated issuers while limiting issuer specific re-leveraging risks. The Trustees noted the Adviser’s assertion that the Adviser is moving the Fund’s investments towards higher credit quality assets and taxable municipal bonds in an effort to better position the Fund for a potential downturn in credit quality in anticipation of the business cycle turning in the near to intermediate term.

●

The California Tax Exempt Bond Fund (Servicing Class) outperformed the average returns of the funds in the Lipper CA Short/Intermediate Municipal Debt Objective Universe for the five-, ten-, and 15-year and since inception periods, but underperformed the Bloomberg Barclays CA Intermediate-Short Municipal Index returns (by 0.78% or less) for the one-, three-, five-, ten- and 15-year and since inception periods. For the three-year period, the Fund’s annualized total return was slightly below (by 0.04%) the average return of the funds in the Lipper Universe, and for the one-year period, the Fund underperformed the average return of the funds in the Lipper Universe (by 0.71%). The Trustees considered the Adviser’s explanation that the Fund’s trailing one-year underperformance against the Bloomberg Barclays Index was largely a result of the effect on the Fund of the passage of the Tax Cuts and Jobs Act and the Fund’s exposure to variable rate demand notes, which experienced drops in interest rates to abnormal levels over the first three quarters of 2018. The Trustees noted the Adviser’s observation that the Fund performed close to the Bloomberg Barclays Index for the remainder of the year and that the Fund’s performance through February 2019 reflected a material recovery of the Fund’s 2018 relative performance.

●

The Municipal High Income Fund (Servicing Class) underperformed the average returns of the funds in the Lipper High Yield Municipal Classification Universe (by 1.31% or less), and the Bloomberg Barclays High Yield Municipal Index returns (by 4.33% or less) for the one-, three- and five-year and since inception periods. The Trustees noted the Adviser’s observations that the Fund’s underperformance over the one-year period was primarily a result of the dramatic rise in value of Puerto Rico-related bonds, to which the Fund lacked exposure as compared to its benchmark and peers; and that this lack of exposure was advantageous in 2017, when the Fund’s benchmark and peers experienced losses as a result of their significant investments in Puerto Rico-related holdings. The Trustees noted that the Adviser had indicated that the Fund now has a modest exposure to what it believes are well-structured securities related to Puerto Rico, but that the Adviser generally remains negative on Puerto Rico’s economy. In addition, the Trustees considered the Adviser’s statement that the Fund was performing as expected with regard to income, and the Adviser’s strategy of seeking investments that will perform well through a full cycle as the U.S. economic growth cycle ages.

●

The High Yield Bond Fund (Institutional Class) outperformed the average returns of the funds in the Lipper High Yield Bond Funds Objective Universe for the three-, five-, ten- and 15-year and since inception periods, but underperformed the FTSE High Yield Market Capped Index returns (by 1.61% or less) for the one-, three-, five-, ten- and 15-year and since inception periods. For the one-year period, the Fund underperformed the average return of the Lipper Universe (by 0.99%). The Trustees considered the Fund’s underperformance over the previous year as compared to its benchmark and the Lipper Universe, and the Adviser’s explanation that a portion of the Fund’s recent underperformance was due to the transition from Guggenheim Partners Investment Management, LLC to Federated as the Fund’s sub-adviser, and the related transition in the Fund’s portfolio, which was completed as of the end of 2018. The Trustees also noted that the Fund has outperformed its Lipper Universe over the trailing three-, five-, ten-, and 15-year and since inception periods.

●

The Intermediate Fixed Income Fund (Institutional Class) outperformed the Bloomberg Barclays Intermediate U.S. Government/Credit Bond Index for the three-, five- and ten-year periods and outperformed the Lipper Core Bond Funds Classification Universe for the one-year period. The Fund underperformed the Bloomberg Barclays Index (by 1.11% or less) for the one- and 15-year and since inception periods, and underperformed the Lipper Universe (by 0.88% or less) for the three-, five-, ten- and 15-year and since inception periods. The Trustees considered the Adviser’s continued commitment to corporate fundamentals and its move toward higher credit quality assets, U.S. Treasury securities, and taxable municipal bonds in an effort to better position the Fund for a potential downturn in credit quality.

●

The Fixed Income Opportunities Fund (Class N) outperformed the average returns of the funds in the Lipper High Yield Bond Funds Classification Universe for the one- and five-year periods, but underperformed the Bloomberg Barclays U.S. Aggregate Bond Index (by 1.84%) for the

CITY NATIONAL ROCHDALE FUNDS | PAGE 166

one-year period. The Fund outperformed the Bloomberg Barclays Index returns for the three- and five-year and since inception periods, but underperformed the Lipper Universe average returns (by 1.59% or less) for the three-year and since inception periods. The Trustees considered the Adviser’s explanation that the underperformance compared to the Bloomberg Barclays Index over the previous year was due largely to interest rates and the Fund’s exposure to U.S. high yield and emerging market debt, which experienced negative performance for the year. The Trustees also considered the Adviser’s explanation that these exposures had been positive contributors to the Fund’s performance over longer periods and that overall, the performance of the Fund was in line with the Adviser’s expectations.

●

The Dividend & Income Fund (Class N) outperformed the Lipper Equity Income Funds Classification Universe for the one- and 15-year periods and the Blended Index (a customized index composed of 60% Dow Jones U.S. Select Dividend Index, 25% Bank of America ML Core Fixed Rate Preferred Securities Index and 15% MSCI U.S. REIT Index) for the 15-year period, but underperformed the S&P 500 Index (by 4.85% or less) for the one-, three-, five-, ten- and 15-year and since inception periods. The Fund underperformed the Blended Index (by 3.04% or less) for the one-, three-, five-, and ten-year and since inception periods, and the average returns of the funds in the Lipper Universe (by 2.47% or less) for the three-, five-, and ten-year and since inception periods. The Trustees considered the Adviser’s explanation that the underperformance of the Fund during the previous year as compared to the performance of the Blended Index was due in significant part to weak performance in the first half of 2018, resulting from missed gains attributable to the Fund’s exclusion of cyclical stocks and premium valuation companies that fall below the Adviser’s income or valuation requirements, and an outsized interest rate reaction affecting the Fund’s overweight allocation to REITs and companies in the consumer staples sector. The Trustees also considered the Fund’s improved performance in the second half of 2018, which contributed to an outperformance of the Lipper Universe for the one-year period.

●

The U.S. Core Equity Fund (Institutional Class) outperformed the average returns of the funds in the Lipper Large Cap Core Funds Classification Universe for the one-, three-, and five-year and since inception periods, and the returns of the S&P 500 Index for the one-year and since inception periods. The Fund underperformed the Lipper Large Cap Growth Funds Classification Universe (by 1.96% or less) for the one-, three-, and five-year and since inception periods and the S&P 500 Index (by 0.22% or less) for the three- and five-year periods. The Trustees considered the Fund’s outperformance of the S&P 500 Index and Lipper Large Cap Core Funds Classification Universe over the trailing one-year period, which the Adviser noted was as good as could have been expected in a volatile year. The Trustees also considered the Adviser’s explanation that the performance during this period was supported by strong, high quality stock selection and the Fund’s focus on themes related to domestic growth, the digital revolution, and consumer strength. The Trustees noted the Adviser’s observation that since inception, the Fund’s performance has generally stayed in line with its benchmark and outperformed the Lipper Large Cap Core Funds Classification Universe.

The Board concluded that the Adviser continued to provide high quality management and oversight services to the Funds and the Irish Subsidiary. The Board noted that the investment results of the Funds over the long term were generally competitive; that the Adviser had given reasonable explanations for the performance of those Funds that had underperformed relative to their benchmarks and had explained the impact of market conditions on the performance of the Funds; that during the period the Adviser had undertaken a review of its investment process with respect to the Dividend & Income Fund; that the results for the Government Money Market Fund compared to its peer group were acceptable given the special services and investment focuses of the Fund and the unusual market conditions applicable to the money market fund industry in recent years; that the Adviser had provided the Board with additional information regarding the performance of the Adviser’s portion of the Fixed Income Opportunities Fund; and that consideration of returns of market indexes needed to take into account that indexes do not reflect the expenses of operating mutual funds.

Advisory Fees and Fund Expenses

The Board then reviewed information regarding the advisory fees (both before and after waivers) charged by the Adviser to each Fund, and the total expenses (net of fee waivers) for the last fiscal year of a share class of each Fund (as percentages of their respective average annual net assets), as applicable (“Total Expense Ratios”), compared to those of the funds included in its respective Lipper Universe and peer group identified by the Trust’s administrator (each, a “Peer Group”), as applicable.

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board approval of advisory and sub-advisory agreements (Unaudited) (Continued)

The Board observed that the meeting materials indicated as follows with respect to the Funds’ investment advisory fees (net of fee waivers):

●

The net advisory fees paid by the Government Money Market Fund, Government Bond Fund, California Tax Exempt Bond Fund, Dividend & Income Fund, and U.S. Core Equity Fund were below their respective Peer Group and Lipper Universe averages.

●	The net advisory fee paid by the Fixed Income Opportunities Fund was above its Lipper Universe average, but below its Peer Group average.

●

The net advisory fees paid by the Corporate Bond Fund, Municipal High Income Fund, High Yield Bond Fund, and Intermediate Fixed Income Fund were above both their respective Lipper Universe and Peer Group averages.

The Board noted that the Adviser does not manage investment portfolios for other registered investment companies, pension funds, or institutional accounts that have similar investment objectives and policies as the Funds, so it did not have a basis to compare the Funds’ advisory fees with advisory fees charged by the Adviser to other comparable client accounts. The Trustees considered that except with respect to the Municipal High Income Fund, any net advisory fees retained by the Adviser with respect to the Funds, after the payment of any sub-advisory fees, are rebated to shareholders investing in the Funds through separate accounts managed by the Adviser, and that with respect to the Municipal High Income Fund, the Adviser rebates half of the Adviser’s net advisory fee to shareholders investing in the Fund through separate accounts managed by the Adviser.

The Board observed that the meeting materials indicated as follows with respect to the Total Expense Ratios of each Fund (net of fee waivers):

●

The Total Expense Ratios of the Institutional Class of the Government Money Market Fund, Government Bond Fund, California Tax Exempt Bond Fund, Fixed Income Opportunities Fund, Dividend & Income Fund, and U.S. Core Equity Fund; and the Servicing Class of the Government Money Market Fund, Government Bond Fund, and U.S. Core Equity Fund were below both their respective Peer Group and Lipper Universe averages.

●

The Total Expense Ratios of the Institutional Class of the Corporate Bond Fund, Municipal High Income Fund, and Intermediate Fixed Income Fund; and the Servicing Class of the California Tax Exempt Bond Fund were below their respective Lipper Universe averages, but above their respective Peer Group averages.

●

The Total Expense Ratios of Class N of the Government Bond Fund, Dividend & Income Fund, and U.S. Core Equity were below their respective Peer Group averages, but above their respective Lipper Universe averages.

●

The Total Expense Ratios of the Institutional Class of the High Yield Bond Fund; Class N of the Government Money Market Fund, California Tax Exempt Bond Fund, Municipal High Income Fund, High Yield Bond Fund, Intermediate Fixed Income Fund, Corporate Bond Fund, and Fixed Income Opportunities Fund; and Servicing Class of the Corporate Bond Fund, Municipal High Income Fund, and High Yield Bond Fund were above both their respective Peer Group and Lipper Universe averages. However, the Total Expense Ratios for the Corporate Bond Fund (Servicing Class), Municipal High Income Fund (Servicing Class), High Yield Bond Fund (Institutional Class), and Fixed Income Opportunities Fund (Class N) were in the middle 60% of funds in their respective Lipper Universes.

The Board concluded that the advisory fees charged by the Adviser were fair and reasonable in relation to the value of services provided, and the total expenses of each Fund continued to be reasonable in light of the services provided, noting the different expense structure and arrangements for shareholder services and distribution of the various classes of the Funds.

Profitability, Benefits to the Adviser and Economies of Scale

The Board next considered information prepared by the Adviser relating to its costs and profits with respect to the Funds, as well as the benefits received by the Adviser and its affiliates as a result of its relationship with the Funds (other than the investment advisory fees paid to the Adviser), including fees paid to the Adviser, City National Bank (“CNB”), City National Securities, Inc., and City National Rochdale Securities, LLC for providing certain shareholder servicing and/or sub-distribution services to the Funds and/or their shareholders, benefits to CNB’s brokerage and wealth management business as a result of the availability of the Funds to its customers, and any research received from broker-dealers that execute transactions on behalf of the Funds. The Board noted that the Adviser had recently refined its methodology for calculating profitability. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining management stability

CITY NATIONAL ROCHDALE FUNDS | PAGE 168

and accountability. Recognizing the difficulty in evaluating an investment adviser’s profitability with respect to the funds it manages in the context of an adviser with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Trustees concluded that the profit of the Adviser from its relationship with the Funds was reasonable.

The Board also considered potential economies of scale realized by the Adviser as the Funds grow and how any such economies are shared with the Funds, reviewing information prepared by the Adviser relating to the Trust’s assets, as well as the assets of each Fund. The Trustees considered the Adviser’s explanation that due to the losses incurred by the Funds, there were no significant efficiencies realized over the Funds’ past fiscal year to warrant fee breakpoints. The Board also noted the Adviser’s explanation that it shares any economies of scale with Fund shareholders through means other than breakpoints, such as expense caps and fee waivers. Based on this explanation, the Board concluded that although there were no advisory fee breakpoints, the existing fee structure of each Fund reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that it will have the opportunity to periodically reexamine the appropriateness of the advisory fees payable to the Adviser in light of any economies of scale experienced in the future.

Conclusion

The Board and the Independent Trustees concluded that, based on the various factors they had reviewed, the compensation payable to the Adviser under the advisory agreements was fair and reasonable in light of the nature and quality of the services it provides to the Funds and the Irish Subsidiary, and that renewal of the advisory agreements would be in the best interests of each Fund, the Irish Subsidiary, and their respective shareholders.

SUB-ADVISERS

Nature, Extent and Quality of Services

In reviewing the services provided by each Sub-Adviser, the Board considered a variety of matters, including the overall quality and depth of each Sub-Adviser’s organization and each Sub-Adviser’s overall financial strength and stability. The Board also considered, among other things, the investment operations and staff of each Sub-Adviser, its commitment to compliance with applicable laws and regulations and the Trust’s compliance policies and procedures, its portfolio trading and soft dollar practices and its disaster recovery and contingency planning practices. In addition, the Board considered the background, education and experience of each Sub-Adviser’s key portfolio management and operational personnel, and each Sub-Adviser’s efforts to retain, attract and motivate capable personnel to serve the Fund(s) to which it provides services. The Board found all of these matters to be satisfactory.

Investment Performance

The Board reviewed information provided in the meeting materials setting forth the performance of the portion of the Fixed Income Opportunities Fund sub-advised by each applicable Sub-Adviser compared with applicable benchmarks for various periods ended December 31, 2018. The Board made the following additional observations in reviewing the performance of the following Sub-Advisers of the Fixed Income Opportunities Fund:

●

The annualized returns for the portion of the Fund managed by Federated were below the returns of the Bloomberg Barclays U.S. Corporate High Yield Index for the one- and three-year periods (by 0.71% or less), but above the return of the Bloomberg Barclays Index for the five-year period.

●	The annualized returns for the portion of the Fund managed by Seix were below the returns of the Credit Suisse Institutional Loan Index (by 0.22% or less) for the one-, three-, and five-year periods.

●

The annualized returns for the portion of the Fund managed by Alcentra were above the return of the Credit Suisse Institutional Western Europe Leveraged Loan Index for the one-period, but below the return of the Credit Suisse Index (by 0.44%) for the three-year period.

●

The annualized returns for a portion of the Fund managed by GML were above the returns of the JP Morgan CEMBI Diversified High Yield Index for the one-, three-, and five-year periods. The total return for the short-term emerging markets portion of the Fund managed by GML was above the ICE BofAML 0-1 Year Emerging Markets Plus Index return for the one-year period.

●	The annualized returns for the portion of the Fund managed by Ashmore were above the returns of the JP Morgan CEMBI Diversified High Yield Index for the one- and three-year periods.

The Board also considered and reviewed information related to the services AllFinancial provides in respect of life settlement policies held by the Fixed Income Opportunities Fund.

CITY NATIONAL ROCHDALE FUNDS | PAGE 169

board approval of advisory and sub-advisory agreements (Unaudited) (Continued)

The Board noted that because Federated sub-advises the entire High Yield Bond Fund, the performance of Federated had already been reviewed and discussed as part of the review of the performance of the High Yield Bond Fund generally.

The Board noted that, while not all of the Sub-Advisers outperformed their respective benchmarks for the periods under evaluation, in each case the Adviser reviewed the Sub-Adviser’s performance relative to current market conditions and with an understanding of the Sub-Adviser’s style and philosophy. The Board considered the investment results of the Fixed Income Opportunities Fund to be generally competitive, and determined that each of Alcentra, Alcentra NY, AllFinancial, Ashmore, Federated, GML, and Seix continued to provide high quality sub-advisory services to the Fixed Income Opportunities Fund.

Sub-Advisory Fees and Fund Expenses

The Board reviewed information included in the meeting materials regarding the sub-advisory fees charged by each Sub-Adviser, and observed that the fees charged by each Sub-Adviser were generally equal to or lower than the fees it charged to its other advisory or sub-advisory clients, as applicable, to manage comparable mutual funds, private funds, and separate accounts. The Trustees noted that the Adviser pays all sub-advisory fees out of its advisory fees. The Board also noted that the Adviser evaluates each Sub-Adviser’s fees relative to those of its respective asset class peer groups in an effort to ensure that they are reasonable and appropriate in light of the services provided, and that the Adviser had recently negotiated and reduced sub-advisory fees to lower levels following discussions with certain of the Sub-Advisers. In addition, the Board considered the different advisory and sub-advisory fee splits of the sub-advised Funds, and noted the Adviser’s beliefs that the fees paid to the Sub-Advisers are priced at competitive level, and the overall advisory fees, net advisory fees and sub-advisory fees are fair and reasonable in light of the services provided to the Funds by the Adviser and the Sub-Advisers.

Benefits to Sub-Advisers and Economies of Scale

The Board also considered the benefits received by each Sub-Adviser and its affiliates as a result of its relationship with the Fund(s) to which it provides services (other than the sub-advisory fee paid to the Sub-Adviser) including any research services made available to the Sub-Adviser by broker-dealers providing execution services to the Fund(s), the intangible benefits of the Sub-Adviser’s association with the Fund(s) generally and any favorable publicity arising in connection with the relevant Fund’s performance. The Board also considered that the current asset levels of the Funds were not likely to lead to significant economies of scale.

Conclusion

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to each Sub-Adviser pursuant to its respective sub-advisory agreement was fair and reasonable in light of the nature and quality of the services being provided by each Sub-Adviser to the Fund(s) to which it provides services and its shareholders, and it would be in the best interests of each Fund and its respective shareholders to renew the sub-advisory agreements with each of Alcentra, Alcentra NY, AllFinancial, Ashmore, Federated, GML, and Seix.

Approval of New Sub-Advisory Agreement for the Fixed Income Opportunities Fund

MATISSE CAPITAL

Nature, Extent and Quality of Services

In reviewing the services proposed to be provided by Matisse to the Fixed Income Opportunities Fund, the Trustees considered a variety of matters, including the overall quality and depth of Matisse’s organization, its overall financial strength and stability, its commitment to compliance with applicable laws and regulations and the systems in place to ensure compliance with those requirements, its portfolio trading and soft dollar practices, and its disaster recovery and contingency planning practices. The Trustees also considered the experience and capability of Matisse’s management, the background, education and experience of Matisse’s personnel, and its efforts to retain, attract and motivate capable personnel. The Trustees also considered Matisse’s investment philosophy and process as well as its brokerage and trading practices.

The Board reviewed the performance of Matisse’s discounted bond closed-end fund (“CEF”) strategy. The Board observed that the meeting materials indicated that the performance of the fixed income portion of Matisse’s CEF portfolio for the one-, three- and five-year periods ended June 30, 2019, were higher than the returns of the iBoxx Liquid Investment Grade Index, the iBoxx Liquid High Yield Index, and the S&P National AMT-Free Municipal Bond Index. The Board concluded that Matisse was likely to provide high quality sub-advisory services to the Fixed Income Opportunities Fund.

CITY NATIONAL ROCHDALE FUNDS | PAGE 170

Sub-Advisory Fee and Benefits to Sub-Adviser

The Board reviewed information included in the meeting materials regarding the sub-advisory fee proposed to be charged by Matisse with respect to the Fixed Income Opportunities Fund. The Board observed that the sub-advisory fee proposed to be paid to Matisse with respect to the Fixed Income Opportunities Fund was lower than the fees it charges to manage a mutual fund and a separate account using a CEF strategy.

The Board also considered the potential benefits to be received by Matisse as a result of its relationship with the Fixed Income Opportunities Fund, other than the receipt of its sub-advisory fee, including any research provided to it by broker-dealers providing execution services to the Fund, and the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.

Conclusion

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the terms of the new sub-advisory agreement, including the sub-advisory fee to be received by Matisse, were fair and reasonable in light of the nature and quality of the services proposed to be provided by Matisse to the Fixed Income Opportunities Fund and its shareholders, and it would be in the best interests of the Fund and its shareholders to approve the new sub-advisory agreement with Matisse. The Trustees noted that they would be required to approve Matisse’s compliance program before Matisse could begin to provide sub-advisory services to the Fund.

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CITY NATIONAL ROCHDALE FUNDS | PAGE 172

THANK YOU

for your investment with City National Rochdale Funds. We value the trust you have placed in us to help you achieve your financial goals.

For more information on City National Rochdale Funds, including charges and expenses, please call 1-888-889-0799 or go to citynationalrochdalefunds.com for a free prospectus. Read it carefully before you invest or send money.

City National Rochdale®

AN RBC/CITY NATIONAL COMPANY

CNR-AR-001-1800

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is James R. Wolford. Mr. Wolford is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by BBD LLP Related to the Trust

BBD LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2019			2018
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$207,875	N/A	N/A	$208,500	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)	Not Applicable

(e)(2)	Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2019	2018
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f)	Not Applicable

(g)	The aggregate non-audit fees and services billed by BBD LLP for the last two fiscal years were $0 and $0 for 2019 and 2018, respectively.

(h)	Not Applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	City National Rochdale Funds

By (Signature and Title)	/s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro,
President & Chief Executive Officer

Date: December 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro,
President & Chief Executive Officer

Date: December 6, 2019

By (Signature and Title)	/s/ Eric Kleinschmidt
Eric Kleinschmidt,
Treasurer

Date: December 6, 2019